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                               CREDIT AGREEMENT


                                     among


                                  ELDERTRUST,


                   ELDERTRUST OPERATING LIMITED PARTNERSHIP,


                                VARIOUS BANKS,


                      DEUTSCHE BANK AG, NEW YORK BRANCH,


                                as ISSUING BANK


                                      and


                     GERMAN AMERICAN CAPITAL CORPORATION,


                            as ADMINISTRATIVE AGENT


                      ----------------------------------


                         Dated as of January 30, 1998


                      ----------------------------------


                                 $140,000,000





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


                                                 TABLE OF CONTENTS

SECTION 1.1.  Amount and Terms of Credit; Letters of Credit.......................................................1

         1.01  The Commitments....................................................................................1
         1.02  Minimum Amount of Each Borrowing...................................................................1
         1.03  Notice of Borrowing................................................................................1
         1.04  Disbursement of Funds..............................................................................2
         1.05  Notes..............................................................................................3
         1.06  Conversions........................................................................................3
         1.07  Pro Rata Borrowings................................................................................4
         1.08  Interest...........................................................................................4
         1.09  Interest Periods...................................................................................5
         1.10  Increased Costs, Illegality, etc. in Respect of Loans..............................................5
         1.11  Compensation.......................................................................................7
         1.12  Change of Lending Office...........................................................................8
         1.13  Letters of Credit..................................................................................8
         1.14  Maximum Letter of Credit Outstandings; Final Maturities............................................9
         1.15  Letter of Credit Requests; Minimum Stated Amount...................................................9
         1.16  Letter of Credit Participations...................................................................10
         1.17  Agreement to Repay Letter of Credit Drawings......................................................12
         1.18  Increased Costs in Respect of Letters of Credit...................................................12

SECTION 2.    Fees; Reductions of Commitment.....................................................................13

         2.01  Fees..............................................................................................13
         2.02  Voluntary Termination of Unutilized Commitments...................................................14
         2.03  Mandatory Termination of Commitments; Extension of Maturity Date..................................14

SECTION 3.     Prepayments; Payments; Taxes......................................................................15

         3.01  Voluntary Prepayments.............................................................................15
         3.02  Mandatory Repayments..............................................................................16
         3.03  Method and Place of Payment.......................................................................17
         3.04  Net Payments; Taxes...............................................................................17

SECTION 4.     Conditions Precedent to Effective Date............................................................20

         4.01  Execution of Agreement, Notes ....................................................................20
         4.02  Fees, etc.........................................................................................20
         4.03  Opinions of Counsel...............................................................................20
         4.04  Corporate and Partnership Documents; Proceedings; etc.............................................20
         4.05  Debt Agreements...................................................................................21
         4.06  Pledge Agreement..................................................................................21

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
         4.07  Pledge and Security Agreement and Security Agreement..............................................21
         4.08  Subsidiaries Guaranty.............................................................................22
         4.09  Collateral Assignments; Mortgages; Title Insurance; Surveys; etc..................................22
         4.10  IPO...............................................................................................24
         4.11  Adverse Change, etc...............................................................................24
         4.12  Litigation........................................................................................24
         4.13  Initial Borrowing Base Properties, etc............................................................24
         4.14  Solvency Certificate..............................................................................25
         4.15  Pro Forma Balance Sheets..........................................................................25
         4.16  Initial Borrowing Base Certificate................................................................26
         4.17  No Default; Representations and Warranties........................................................26
         4.18  REIT Equity Interests Widely Held.................................................................26

SECTION 5.     Conditions Precedent to All Loans and Letters of Credit...........................................26

         5.01  No Default; Representations and Warranties........................................................26
         5.02  Notice of Borrowing...............................................................................27
         5.03  Property Information; etc.........................................................................27
         5.04  Certain Requirements with Respect to Loans and Letters of Credit..................................27
         5.05  Subsequent Legal Opinions.........................................................................28

SECTION 6.     Representations and Warranties....................................................................28

         6.01  Status............................................................................................29
         6.02  Power and Authority...............................................................................29
         6.03  No Violation......................................................................................29
         6.04  Governmental Approvals............................................................................30
         6.05  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc..............30
         6.06  Litigation........................................................................................32
         6.07  True and Complete Disclosure......................................................................32
         6.08  Use of Proceeds; Margin Regulations...............................................................32
         6.09  Tax Returns and Payments..........................................................................32
         6.10  Compliance with ERISA.............................................................................33
         6.11  The Security Documents............................................................................34
         6.12  Status as REIT....................................................................................36
         6.13  Properties........................................................................................36
         6.14  Healthcare Matters................................................................................36
         6.15  Subsidiaries......................................................................................38
         6.16  Compliance with Statutes, etc.....................................................................38
         6.17  Investment Company Act............................................................................38
         6.18  Public Utility Holding Company Act................................................................38
         6.19  Environmental Matters.............................................................................38
         6.20  Labor Relations...................................................................................39
         6.21  Intellectual Property.............................................................................39
         6.22  Indebtedness......................................................................................39


                                     (ii)

         6.23  Operating Leases; Management Agreements; Ground Leases............................................40

SECTION 7.     Affirmative Covenants.............................................................................40

         7.01  Information Covenants.............................................................................40
         7.02  Books, Records and Inspections....................................................................44
         7.03  Maintenance of Property; Insurance................................................................45
         7.04  Corporate Franchises..............................................................................47
         7.05  Compliance with Statutes, etc.....................................................................47
         7.06  Compliance with Environmental Laws................................................................48
         7.07  ERISA.............................................................................................48
         7.08  End of Fiscal Years; Fiscal Quarters..............................................................50
         7.09  Performance of Obligations........................................................................50
         7.10  Payment of Taxes..................................................................................50
         7.11  Certain Requirements with Respect to Acquisitions of Borrowing Base Properties and Provision or Purchase of Borrowing Base Pledged Mortgage Loans................................50
         7.12  Certain Partnerships..............................................................................55
         7.13  Operating Leases; Management Agreements and Pledged Mortgage Loan Documents.......................56
         7.14  Lien Waivers; etc.................................................................................56
         7.15  Appraisals........................................................................................56
         7.16  Casualty and Condemnation; Restoration............................................................56
         7.17  REIT Requirements.................................................................................64
         7.18  Syndication Cooperation...........................................................................64

SECTION 8.     Negative Covenants................................................................................64

         8.01  Liens.............................................................................................65
         8.02  Consolidation, Merger, Purchase or Sale of Assets, etc............................................67
         8.03  Dividends.........................................................................................71
         8.04  Indebtedness......................................................................................72
         8.05  Advances, Investments and Loans...................................................................73
         8.06  Transactions with Affiliates......................................................................74
         8.07  Capital Expenditures..............................................................................74
         8.08  Minimum Equity Value; Minimum Tangible Net Worth..................................................75
         8.09  Total Leverage Ratio..............................................................................75
         8.10  Minimum Interest Coverage Ratio...................................................................75
         8.11  Public REIT Status................................................................................75
         8.12  Limitation on Creation of Subsidiaries............................................................75
         8.13  Limitation on Payments of Certain Indebtedness; Modifications of Certain
               Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain
               Agreements; etc...................................................................................76
         8.14  Limitation on Certain Restrictions on Subsidiaries................................................76
         8.15  Limitation on Issuance of Capital Stock...........................................................77
         8.16  Business..........................................................................................77

                                    (iii)

         8.17  Borrowing Base....................................................................................77

SECTION 9.      Events of Default................................................................................77

         9.01   Payments.........................................................................................77
         9.02   Representations, etc.............................................................................78
         9.03   Covenants........................................................................................78
         9.04   Default Under Other Agreements...................................................................78
         9.05   Bankruptcy, etc..................................................................................78
         9.06   ERISA............................................................................................79
         9.07   Security Documents...............................................................................79
         9.08   Guaranty.........................................................................................80
         9.09   Judgments........................................................................................80
         9.10   Change of Control................................................................................80
         9.11   Initial Borrowing Base Collateral................................................................80

SECTION 10.     Definitions and Accounting Terms.................................................................81

         10.01  Defined Terms.............................. .....................................................81

SECTION 11.     The Administrative Agent........................................................................105

         11.01  Appointment.....................................................................................105
         11.02  Nature of Duties................................................................................105
         11.03  Lack of Reliance on the Administrative Agent....................................................106
         11.04  Certain Rights of the Administrative Agent......................................................106
         11.05  Reliance........................................................................................106
         11.06  Indemnification.................................................................................107
         11.07  The Administrative Agent in its Individual Capacity.............................................107
         11.08  Holders.........................................................................................107
         11.09  Resignation by the Administrative Agent; Removal of the Administrative Agent....................107

SECTION 12.     Miscellaneous...................................................................................108

         12.01  Payment of Expenses, etc........................................................................108
         12.02  Right of Setoff.................................................................................109
         12.03  Notices.........................................................................................110
         12.04  Benefit of Agreement............................................................................110
         12.05  No Waiver; Remedies Cumulative..................................................................112
         12.06  Payments Pro Rata...............................................................................112
         12.07  Calculations; Computations......................................................................113
         12.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL..........................113
         12.09  Counterparts....................................................................................114
         12.10  Effectiveness...................................................................................114
         12.11  Headings Descriptive............................................................................115
         12.12  Amendments or Waiver, etc.......................................................................116
         12.13  Survival........................................................................................116
         12.14  Domicile of Loans...............................................................................116
         12.15  Confidentiality.................................................................................116
         12.16  Register........................................................................................117
         12.17  Commercial Loan Transactions....................................................................117
         12.18  Servicing of Loans..............................................................................117

                                     (iv)

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

Section 13.     Parent Guaranty.................................................................................118

         13.01  The Guaranty....................................................................................118
         13.02  Bankruptcy......................................................................................118
         13.03  Nature of Liability.............................................................................118
         13.04  Independent Obligation..........................................................................118
         13.05  Authorization...................................................................................119
         13.06  Reliance........................................................................................120
         13.07  Subordination...................................................................................120
         13.08  Waiver..........................................................................................120
         13.09  Nature of Liability.............................................................................121
         13.10  Interest Rate Protection Agreements and
                Other Agreements................................................................................121

                                      (v)


                                                                                                          Page
                                                                                                          ----
SCHEDULE I                 Commitments
SCHEDULE II                Bank Addresses
SCHEDULE III               Real Property; Initial Borrowing Base Properties
SCHEDULE IV                Subsidiaries
SCHEDULE V                 Existing Indebtedness
SCHEDULE VI                Insurance
SCHEDULE VII               Existing Liens
SCHEDULE VIII              Existing Mortgage Loans; Initial Borrowing Base Pledged Mortgage Loans


EXHIBIT A                  Notice of Borrowing
EXHIBIT B-1                Note
EXHIBIT B-2                Form of Letter of Credit Request
EXHIBIT C                  Section 3.04(b)(ii) Certificate
EXHIBIT D                  Opinion of Hogan & Hartson L.L.P.
EXHIBIT E                  Officers' Certificate
EXHIBIT F-1                Pledge Agreement
EXHIBIT F-2                Pledge and Security Agreement
EXHIBIT G                  Security Agreement
EXHIBIT H                  Subsidiaries Guaranty
EXHIBIT I                  Mortgage
EXHIBIT J                  Officer's Solvency Certificate
EXHIBIT K                  Collateral Assignment
EXHIBIT L                  Borrowing Base Certificate
EXHIBIT M-1                Quarterly Borrowing Base Property Financial Report
EXHIBIT M-2                Quarterly Borrowing Base Pledged Mortgage Loan Financial Report
EXHIBIT N                  Quarterly Cash Flow Report
EXHIBIT O                  Subordination Provisions
EXHIBIT P                  Assignment and Assumption Agreement
EXHIBIT Q                  Intercompany Note
EXHIBIT R                  Completion Certificate
EXHIBIT S                  Notice of Renovation/Restoration

                                      (vi)

                  CREDIT AGREEMENT, dated as of January 30, 1998, among ELDERTRUST, a Maryland real estate investment trust (the "REIT"), ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), the Banks party hereto from time to time, DEUTSCHE BANK AG, NEW YORK BRANCH, as Issuing Bank (the "Issuing Bank") and GERMAN AMERICAN CAPITAL CORPORATION, as Administrative Agent (all capitalized terms used herein and defined in Section 10 are used herein as therein defined).

                             W I T N E S S E T H :


                  WHEREAS, subject to and upon the terms and conditions set forth herein, the Banks and the Issuing Bank are willing to make available to the Borrower the respective credit facilities provided for herein;


                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1.1.  Amount and Terms of Credit; Letters of Credit.

                  1.0 The Commitments. Subject to and upon the terms and conditions set forth herein, each Bank severally agrees, at any time and from time to time on and after the Effective Date and prior to the Maturity Date, to make a revolving loan or revolving loans (each, a "Loan" and, collectively, the "Loans") to the Borrower, which Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed at any time in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Loan Percentage and
(y) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Loans) then outstanding, equals the Commitment of such Bank at such time and (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which, when added to the sum of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Loans) at such time, equals the lesser of (x) the Total Commitment at such time and (y) the Borrowing Base at such time.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount. Not more than one Borrowing may occur on the same date and at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans.

                  1.03 Notice of Borrowing. a) (a) Whenever the Borrower desires to incur a Borrowing of Loans, the Borrower shall give the Administrative Agent at the Notice Office at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in
Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify (i) the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) the specific uses to be made of the proceeds of such Loans and (iv) whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans. The Administrative Agent shall promptly give each Bank facsimile or other written notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing. Notwithstanding anything to the contrary contained in this Agreement, unless the Administrative Agent otherwise agrees, no more than four Notices of Borrowing may be given in any 30 consecutive day period.

                  (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such Borrowing believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice of such Borrowing.

                  1.04 Disbursement of Funds. No later than 2:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Bank which has received the notice referred to in the next to last sentence of Section 1.03(a) will disburse its pro rata portion of each Borrowing requested to be made on such date. All such amounts shall be disbursed in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will promptly disburse to the Borrower at the Payment Office, in Dollars and in immediately available funds, the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to disburse to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has disbursed such amount to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, disburse to the Borrower a corresponding amount. If such corresponding amount is not in fact disbursed to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall within one Business Day thereafter pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was disbursed by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the

Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank to the Borrower shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Note" and, collectively, the "Notes"). The Note issued by the Borrower to each Bank shall (i) be executed by the Borrower, (ii) be payable to such Bank or its registered assigns and be dated the Effective Date (or, if issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Commitment of such Bank (or, if issued after the termination of such Commitment, be in a stated principal amount equal to the outstanding Loans of such Bank at such time) and be payable in the principal amount of the outstanding Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 3.01, or mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (b) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note properly endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation (or any error in such notation) shall not affect the Borrower's obligations to the holder from time to time of such Note in respect of such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert, on any Business Day occurring after the Effective Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Loans made to the Borrower into a Borrowing or Borrowings of another Type of Loan, provided that (i) except as otherwise provided in
Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at the Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' prior written notice (or two Business Day's prior written notice in the case of a conversion of Eurodollar Loans into Base Rate Loans) (each a "Notice of Conversion") specifying the Loans to be so converted and the Borrowing(s) pursuant to which such Loans were made. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Borrowings of Loans shall be incurred from the Banks pro rata on the basis of their respective Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of
(i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and
(ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to
Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder or under any of the other Credit Documents shall, in each case, bear interest at a rate per annum equal to the greater of (x) 5% per annum in excess of the rate otherwise applicable to Base Rate Loans from time to time and (y) the rate which is 5% in excess of the rate then borne by such Loans (without giving effect to any increase in the rate borne by such Loans as a result of the operation of this clause (c)), in each case with such interest to be payable on demand. Borrower shall pay an amount equal to 5% of any amount due hereunder or under any other Credit Document that is not paid prior to the fifth day after the date on which it is due, to defray the expenses incurred by the Administrative Agent and the Banks in handling and processing the delinquent payment and to compensate the Banks for the loss of the use of the delinquent payment, and the payment of such amount shall be secured by the Security Documents.

                  (d) Accrued (and theretofore unpaid) interest shall be payable in respect of each Loan, (i) monthly in arrears through the last day of the calendar month on the first Business Day of each subsequent calendar month and (ii) on any repayment or prepayment thereof (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the
Administrative Agent shall determine the Eurodollar Rate for each Interest

Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. The interest period (each an "Interest Period") applicable to each Eurodollar Loan shall be a one-month period, provided that:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii)if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and

                  (v) no Interest Period in respect of any Borrowing of Eurodollar Loans shall extend beyond the Maturity Date.

                  1.10 Increased Costs, Illegality, etc. in Respect of Loans.
(a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any

        Bank of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Bank, or any franchise tax based on the net income or net profits of a Bank, in either case pursuant to the laws of the jurisdiction in which such Bank is organized or in which such Bank's principal office or applicable lending office is located or any subdivision thereof or therein), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

                  (iii)at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Bank agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Bank, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Bank, the obligations of such Bank to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated. In addition, if the Administrative Agent gives notice to the Borrower that the events described in clause (i) above cease to exist, then the obligations of the Banks to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein (but subject to clause (iii) above) shall also be reinstated.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) the Borrower shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or
(iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                  (c) If at any time any Bank determines that, after the date of this Agreement, the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law and including, without limitation, those announced or published prior to the Effective Date) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitment hereunder or its obligations hereunder, then the Borrower shall pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's reasonable good faith determination of compensation owing under this
Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower and the Administrative Agent, which notice shall show the basis for calculation of such additional amounts. In addition, each such Bank, upon determining that the circumstances giving rise to the payment of additional amounts pursuant to this Section 1.10(c) cease to exist, will give prompt written notice thereof to the Borrower.

                  1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Bank may sustain: (i) if for any reason (other than a default by such Bank) a Borrowing or continuation of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a));
(ii) if any repayment (including any repayment made pursuant to Section 3.01 or 3.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay the Loans when required by the terms of this Agreement or the Note held by such Bank or (y) any election made pursuant to Section 1.10(b).

                  1.12 Change of Lending Office. Each Bank agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 1.18 or Section 3.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Sections 1.10 and 3.04.


                  1.13 Letters of Credit (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that the Issuing Bank issue, at any time and from time to time on and after the Effective Date and prior to the 30th day prior to the Maturity Date, for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by the Issuing Bank or in such other form as has been approved by the Issuing Bank (each such standby letter of credit, a "Letter of Credit"), in support of such L/C Supportable Obligations. All Letters of Credit shall be denominated in Dollars and shall be issued on a sight basis only.

                  (b) Subject to and upon the terms and conditions set forth herein, the Issuing Bank agrees that it will, at any time and from time to time on and after the Effective Date and prior to the 30th day prior to the Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower, one or more Letters of Credit in support of such L/C Supportable Obligations of the Borrower or any of its Subsidiaries as are permitted to remain outstanding without giving rise to a Default or an Event of Default hereunder, provided that the Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                   (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Bank is not otherwise compensated under Section 1.18 or otherwise) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable or in effect with respect to the Issuing Bank as of the date hereof and which the Issuing Bank reasonably and in good faith deems material to it; or

                  (ii) the Issuing Bank shall have received notice from the Borrower, any other Credit Party or the Required Banks prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 1.15(b).

                  1.14 Maximum Letter of Credit Outstandings; Final Maturities. Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $4,500,000 or (y) when added to the aggregate principal amount of all Loans then outstanding, an amount equal to the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Total Commitment at such time and (ii) each Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit may be extendible for successive periods of up to 12 months, but not beyond the third Business Day prior to the Maturity Date, on terms acceptable to the Issuing Bank) and (y) three Business Days prior to the Maturity Date.

                  1.15 Letter of Credit Requests; Minimum Stated Amount. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the Issuing Bank at least five Business Days' (or such shorter period as is acceptable to the Issuing Bank) written notice thereof. Each notice shall be in the form of Exhibit B-2 appropriately completed (each a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 1.14. Unless the Issuing Bank has received notice from the Borrower, any other Credit Party or the Required Banks before it issues a Letter of Credit that one or more of the conditions specified in Section 4 or 5 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 1.14, then the Issuing Bank shall, subject to the terms and conditions of this Agreement, issue the requested Letter of Credit for the account of the Borrower in accordance with the Issuing Bank's usual and customary practices. Upon its issuance of or amendment or modification to any Letter of Credit, the Issuing Bank shall promptly notify the Borrower and the Administrative Agent of such issuance, amendment or modification and such notification shall be accompanied by a copy of the issued Letter of Credit or amendment or modification. Notwithstanding anything to the contrary contained in this Agreement, in the event that a Bank Default exists, the Issuing Bank shall not be required to issue any Letter of Credit unless the Issuing Bank has entered into an arrangement satisfactory to it and the Borrower to eliminate the Issuing Bank's risk with respect to the participation in Letters of Credit by the Defaulting Bank or Banks, including by cash collateralizing such Defaulting Bank's or Banks' Loan Percentage of the Letter of Credit Outstandings.

                  (c) The initial Stated Amount of each Letter of Credit shall not be less than $250,000 or such lesser amount as is reasonably acceptable to the Issuing Bank.

                  1.16 Letter of Credit Participations. (a) Immediately upon the issuance by the Issuing Bank of any Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Bank, other than the Issuing Bank (each such Bank, in its capacity under this Section 1.16, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Loan Percentage, in such Letter of Credit, each drawing or payment made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or Loan Percentages of the Banks pursuant to Section 12.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 1.16 to reflect the new Loan Percentages of the assignor and assignee Bank, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, the Issuing Bank shall not have an obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction), shall not create for the Issuing Bank any resulting liability to the Borrower, any other Credit Party, any Bank or any other Person.

                  (c) In the event that the Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Issuing Bank pursuant to Section 1.17(a), the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Issuing Bank the amount of such Participant's Loan Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Issuing Bank in Dollars such Participant's Loan Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Loan Percentage of the amount of such payment available to the Issuing Bank, such Participant agrees to pay to the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Issuing Bank at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Loans maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to the Issuing Bank its Loan Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Issuing Bank its Loan Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Issuing Bank such other Participant's Loan Percentage of any such payment.

                  (d) Whenever the Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, the Issuing Bank shall pay to each Participant which has paid its Loan Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) Upon the request of any Participant, the Issuing Bank shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

                  (f) The obligations of the Participants to make payments to the Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any Subsidiary of the Borrower and the beneficiary named in any such Letter of Credit);

                 (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                   (v) the occurrence of any Default or Event of Default.

                  1.17 Agreement to Repay Letter of Credit Drawings. (a) The Borrower agrees to reimburse the Issuing Bank, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by the Issuing Bank under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), not later than one Business Day following receipt by the Borrower of notice of such payment or disbursement (provided that no such notice shall be required to be given if a Default or an Event of Default under Section 9.05 shall have occurred and be continuing, in which case the Unpaid Drawing shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by the Borrower)), with interest on the amount so paid or disbursed by the Issuing Bank, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Issuing Bank was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin; provided, however, to the extent such amounts are not reimbursed prior to 1:00 P.M. (New York time) on the third Business Day following the receipt by the Borrower of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Section 9.05, interest shall thereafter accrue on the amounts so paid or disbursed by the Issuing Bank (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin plus 5%, in each such case, with interest to be payable on demand. The Issuing Bank shall give the Borrower prompt written notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b) The obligations of the Borrower under this Section 1.17 to reimburse the Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that the Borrower shall not be obligated to reimburse the Issuing Bank for any wrongful payment made by the Issuing Bank under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction).

                  1.18 Increased Costs in Respect of Letters of Credit. (a) If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Issuing Bank or any Participant with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by the Issuing Bank or participated in by any Participant, or (ii) impose on the Issuing Bank or any

Participant any other conditions relating, directly or indirectly, to this Agreement; and the result of any of the foregoing is to increase the cost to the Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by the Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Issuing Bank or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, within 30 days after the delivery of the certificate referred to below to the Borrower by the Issuing Bank or any Participant (a copy of which certificate shall be sent by the Issuing Bank or such Participant to the Administrative Agent), the Borrower shall pay to the Issuing Bank or such Participant such additional amount or amounts as will compensate such Bank for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. The Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this
Section 1.18, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by the Issuing Bank or such Participant (a copy of which certificate shall be sent by the Issuing Bank or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate the Issuing Bank or such Participant. The certificate required to be delivered pursuant to this Section 1.18 shall, absent manifest error, be final and conclusive and binding on the Borrower.

                  (b) Notwithstanding anything to the contrary contained in this Section 1.18, unless the Issuing Bank or a Participant gives notice to the Borrower that the Borrower is obligated to pay any amount under this
Section 1.18 within 180 days after the later of (x) the date the Issuing Bank or such Participant incurs the respective increased costs or reduction in return the rate of return or (y) the date the Issuing Bank or such Participant has actual knowledge of its incurrence of the respective increased costs or reduction in the rate of return, then the Issuing Bank or such Participant shall only be entitled to be compensated for such amount by the Borrower pursuant to this Section 1.18 to the extent the respective increased costs or reduction in the rate of return are incurred or suffered on or after the date which occurs 180 days prior to the Issuing Bank or such Participant giving notice to the Borrower that the Borrower is obligated to pay the respective amounts pursuant to this Section 1.18.


                  SECTION 2. Fees; Reductions of Commitment.

                  2.01 Fees. a) MERGEFORMAT (a) The Borrower agrees to pay to the Administrative Agent the "Draw Fee" under and as defined in a side agreement of even date herewith between the Borrower and the Administrative Agent in connection with each Borrowing, such Draw Fee to be payable on the date of each such Borrowing.

                  (b) The Borrower agrees to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrower with the Administrative Agent.

                  2.02 Voluntary Termination of Unutilized Commitments. Upon at least two Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Commitment, in integral multiples of $1,000,000; provided that each such reduction shall apply proportionately to permanently reduce the Commitment of each Bank.

                  2.03 Mandatory Termination of Commitments; Extension of Maturity Date. (a) The Total Commitment (and the Commitment of each
Bank) shall terminate in its entirety on February 15, 1998, unless the Effective Date shall have occurred on or prior to such date.

                  (b) At 9:00 A.M. (New York time) on January 29, 1999 (subject to extension as provided in this Section 2.03(b), the "Maturity Date"), the Total Commitment (and the Commitment of each Bank) shall terminate in its entirety. All Loans shall be due and payable in full on the Maturity Date, together with all accrued and unpaid interest, fees and other amounts due and payable hereunder.

                  (i) Not less than 60 days and not more than 90 days prior to the Maturity Date then in effect, the Borrower may make a written request (each an "Extension Request") to the Administrative Agent, who shall forward a copy of each such request to each of the Banks, that the Maturity Date then in effect be extended to the date which occurs 364 days after the Requested Extension Effective Date specified by the Borrower in its Extension Request. Each Extension Request shall specify a date (the "Requested Extension Effective Date"), which shall be not earlier than 15 days after the giving of the respective notice and not later than 5 days prior to the Maturity Date then in effect, which would be the date of the effectiveness of the changes to the Maturity Date. Each Extension Request shall also be accompanied by a certificate of an Authorized Officer of the Borrower stating that no Default or Event of Default has occurred and is continuing. Each Bank, acting in its sole discretion and with no obligation to grant any extension pursuant to this
Section 2.03(b)(i), shall, by written notice to the Borrower and the Administrative Agent, such notice to be given on or prior to the earlier of
(x) the Requested Extension Effective Date and (y) the 30th day following receipt by such Bank of such Extension Request by the Borrower, advise the Borrower and the Administrative Agent whether or not such Bank agrees to such extension, provided that any Bank which fails to so notify the Borrower and the Administrative Agent as provided above shall be deemed to have elected not to grant such extension. In giving any extensions pursuant to the immediately preceding sentence, any Bank, at its option, may specify that its extension is conditioned upon each other Bank agreeing to the extension of the Maturity Date or, in lieu thereof, may specify that Banks with a certain minimum aggregate amount of Commitments (to be specified by such Bank) shall have agreed to such extension. The Administrative Agent shall notify the Borrower and each of the Banks as to which Banks have agreed to such extension and as to the new Maturity Date as a result thereof.

                  (ii) If one or more Banks do not consent to the extension of the Maturity Date pursuant to subpart (i) of this Section 2.03(b), and the Borrower has been so informed by the Administrative Agent (it being understood that any Bank that has not responded to an Extension Request shall be deemed to have elected not to extend its Commitment), then, on or prior to the tenth
(10th) day prior to the then Maturity Date, the Borrower may, upon such failure to extend, (1)(A) request each Bank that is willing to extend the Maturity Date to assume all or a portion of each non-extending Bank's Commitment and (B) after first making the request pursuant to clause (A), as to any portion of any non-extending Bank's Commitment not assumed pursuant to such clause within ten (10) days after the date of such request (but in any event on or prior to the tenth (10th) day prior to the then Maturity Date), obtain a successor bank or banks, in each case approved in advance in writing by the Administrative Agent to assume such Bank's Commitment (it being understood that in such case the successor bank or banks shall be responsible for paying the Administrative Agent's assignment fee referred to in Section 12.04) or (2) so long as the aggregate pro rata share of all such non-extending Banks does not exceed fifty percent (50%) of the Total Commitment, terminate the Commitments of the non-extending Banks, and the Total Commitment, as so reduced by the pro rata share of such non-extending Banks, shall be extended pursuant to Section 2.03(b)(i). All Loans made by any non-extending Bank shall be due and payable in full on the Maturity Date then in effect, together with all accrued and unpaid interest, fees and other amounts due and payable hereunder.

                  The Borrower, the extending Banks, the Administrative Agent and such successor bank or banks, if any, shall sign such documents and instruments as shall be appropriate to evidence the extension of the Maturity Date and such successor bank's or banks' assumption (without recourse to, or warranty by, such non-extending Bank, except as to the amount due thereon, its title to such Notes and its right to sell the same) of each non-extending Bank's Commitment (including, without limitation, any adjustment to all such pro rata shares). Upon the execution and delivery of such documents and instruments, the Maturity Date shall as of the date of such execution and delivery be extended as provided in Section 2.03(b)(i).

                  Each such successor bank shall be deemed to be a "Bank" for all purposes hereunder, and the non-extending Banks shall have no further obligations hereunder but shall continue to be entitled to the benefit of Sections 1.10 and 12.01. If such successor bank or banks is or are not obtained, or the Borrower elects not to extend the Total Commitment as reduced in accordance with this Section 2.03(b)(ii) by the tenth (10th) day prior to the Maturity Date then in effect, or such documents and instruments are not signed by such date, the Maturity Date shall not be extended and all Loans made by the Banks shall be due and payable in full on the Maturity Date then in effect, together with all accrued and unpaid interest, fees and other amounts due and payable hereunder and under the other Credit Documents.

                  SECTION 3. Prepayments; Payments; Taxes.

                  3.01 Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at the Notice Office (x) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Base Rate Loans and (y) at least five Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Eurodollar Loans, which notice shall specify the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, and which notice the Administrative Agent shall promptly transmit to each of the Banks; (ii) each prepayment of Loans shall be in an aggregate principal amount of at least $1,000,000, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans; and (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that at the Borrower's election in connection with any prepayment of Loans pursuant to this Section 3.01, such prepayment shall not be applied to any Loans of a Defaulting Bank.

                  3.02 Mandatory Repayments. a) (i) On any day on which the aggregate outstanding principal amount of Loans and the Letter of Credit Outstandings exceeds the Total Commitment then in effect, the Borrower shall prepay on such day principal of Loans in an amount equal to such excess. If, after giving effect to the prepayment of all Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrower to the Issuing Bank and the Banks hereunder in a cash collateral account to be established by the Administrative Agent.

                  (ii) On any day on which the aggregate outstanding principal amount of Loans and the Letter of Credit Outstandings exceeds the Borrowing Base then in effect, the Borrower shall prepay or repay on such day principal of Loans and thereafter cash collateralize Letters of Credit in the manner described above, in each case in an amount equal to such excess.

                      (b) On any day on which any refinancing or any sale or other disposition of a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan occurs, an amount equal to the Release Price with respect thereto shall be applied as a mandatory repayment of principal of outstanding Loans.

                      (c) If there shall occur a Casualty Event or a Taking with respect to any Borrowing Base Property (or any portion thereof), the Borrower shall be required to repay principal of outstanding Loans as and to the extent required by Section 7.16(e) or 7.16(g).

                      (d) On any day on which any voluntary or mandatory prepayment or repayment (inclusive of scheduled amortization payments, if any) is made in respect of a Borrowing Base Pledged Mortgaged Loan, the Borrower shall prepay or repay on such day principal of Loans in an amount equal to such prepayment or repayment.

                      (e) If an event of default under and as
defined or described in the Pledged Mortgage Loan Documents for any Borrowing Base Pledged Mortgaged Loan occurs, an amount equal to the amount necessary to ensure that the sum of (i) the aggregate principal amount of Loans outstanding and (ii) the Letter of Credit Outstandings shall not exceed the Borrowing Base then in effect, after giving effect to the reduction in the Borrowing Base as a result of the release from the Borrowing Base of such Borrowing Base Pledged

Mortgage Loan, shall be applied as a mandatory repayment of principal of outstanding Loans.

                  (f) If a Special Mandatory Repayment Event occurs, an amount equal to the amount necessary to ensure that the sum of (i) the aggregate principal amount of Loans outstanding and (ii) the Letter of Credit Outstandings shall not exceed the Borrowing Base then in effect, after giving effect to the reduction in the Borrowing Base as a result of the release from the Borrowing Base of such Borrowing Base Pledged Mortgage Loan, shall be applied as a mandatory repayment of principal of outstanding Loans.

                  (g) If a Casualty Event or a Taking occurs with respect to any Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan, an amount equal to the amount necessary to ensure that the sum of (i) the aggregate principal amount of Loans outstanding and (ii) the Letter of Credit Outstandings shall not exceed the Borrowing Base then in effect, after giving effect to the reduction in the Borrowing Base as a result of the release from the Borrowing Base of such Borrowing Base Pledged Mortgage Loan, shall be applied as a mandatory repayment of principal of outstanding Loans.

                  (h) With respect to each repayment of Loans required by this
Section 3.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section 3.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of Loans made pursuant to the same Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                  3.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto or for the account of the Issuing Bank, as the case may be, not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  3.04 Net Payments; Taxes. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank or the Issuing Bank, or any franchise tax based on the net income or net profits of a Bank or the Issuing Bank, in either case pursuant to the laws of the jurisdiction in which such Bank or the Issuing Bank, as the case may be, is organized or the jurisdiction in which the principal office or applicable lending office of such Bank or the Issuing Bank, as the case may be, is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank or the Issuing Bank, as the case may be, upon the written request of such Bank or the Issuing Bank, as the case may be, for taxes imposed on or measured by the net income or net profits of such Bank or the Issuing Bank, as the case may be, or any franchise tax based on the net income or net profits of such Bank or the Issuing Bank, as the case may be, in either case pursuant to the laws of the jurisdiction in which such Bank or the Issuing Bank, as the case may be, is organized or in which the principal office or applicable lending office of such Bank or the Issuing Bank, as the case may be, is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Bank or the Issuing Bank, as the case may be, is organized or in which the principal office or applicable lending office of such Bank or the Issuing Bank, as the case may be, is located and for any withholding of income or similar taxes imposed by the United States of America as such Bank or the Issuing Bank, as the case may be, shall reasonably determine are payable by, or withheld from, such Bank or the Issuing Bank in respect of such amounts so paid to or on behalf of such Bank or the Issuing Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank or the Issuing Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts or other documentation reasonably acceptable to the Administrative Agent, evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank and the Issuing Bank, and reimburse such Bank or the Issuing Bank, as the case may be, upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank or the Issuing Bank.

                  (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code), and the Issuing Bank, if the Issuing Bank is not a United States person (as such term is defined in Section 7701(a)(30) of the Code), agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's or, as the case may be, the Issuing Bank's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and/or under any Note, or (ii) if such Bank or the Issuing Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause
(i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's or, as the case may be, the Issuing Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and/or under any Note. In addition, each Bank and the Issuing Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification invalid or inaccurate in any material respect, such Bank or the Issuing Bank, as the case may be, will promptly deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms), or Form W-8 (or successor form) and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank or the Issuing Bank, as the case may be, to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and/or any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank or the Issuing Bank, as the case may be, shall not be required to deliver any such Form or Certificate pursuant to this Section 3.04(b). Notwithstanding anything to the contrary contained in Section 3.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) or for the account of the Issuing Bank, if the Issuing Bank is not a United States person (as such term is defined in Section 7701 (a)(30) of the Code), for U.S. Federal income tax purposes to the extent that such Bank or the Issuing Bank, as the case may be, has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to any provision of Section 3.04(a) to gross-up payments to be made to a Bank or the Issuing Bank, as the case may be, in respect of income or similar taxes imposed by the United States if (I) such Bank or the Issuing Bank, as the case may be, has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.04(b) or (II) in the case of a payment, other than interest, to a Bank or the Issuing Bank, as the case may be, described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this
Section 3.04 and except as set forth in Section 12.04(b), the Borrower agrees to pay additional amounts and to indemnify each Bank and the Issuing Bank in the manner set forth in Section 3.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  SECTION 4. Conditions Precedent to Effective Date. The occurrence of the Effective Date pursuant to Section 12.10 is subject to the satisfaction of the following conditions:

                  4.01 Execution of Agreement; Notes. (i) This Agreement shall have been executed and delivered as provided in Section 12.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Banks the appropriate Note executed by the Borrower, in each case in the amount and maturity and with other terms as otherwise provided herein.

                  4.02 Fees, etc. The Borrower shall have paid to the Administrative Agent, the Banks and the Issuing Bank all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent, the Banks and the Issuing Bank to the extent due on the Effective Date.

                  4.03 Opinions of Counsel. The Administrative Agent shall have received: (i) from Hogan & Hartson L.L.P., counsel to the REIT, the Borrower and the Subsidiary Guarantors, an opinion addressed to the Administrative Agent and each of the Banks and dated the Effective Date covering the matters set forth in Exhibit D and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request; (ii) from local counsel in all relevant jurisdictions reasonably satisfactory to the Administrative Agent, opinions addressed to the Administrative Agent and the Banks, dated the Effective Date, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover the security interests granted pursuant to the Security Agreement, the Collateral Assignments and the Mortgages and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request; and (iii) from Hogan & Hartson L.L.P., counsel to the REIT, the Borrower and the Subsidiary Guarantors, an opinion addressed to the REIT and dated the Effective Date stating that equity interests (as defined in DOL Regulation Section 2510.3-101(b)(1)) in the REIT are freely transferable within the meaning of DOL Regulation Section 2510.3-101(b)(4) and that the Administrative Agent and the Banks may rely upon such opinion.

                  4.04 Corporate and Partnership Documents; Proceedings; etc.
(a) On the Effective Date, the Administrative Agent shall have received a certificate, dated the Effective Date, signed by the Secretary or an Assistant Secretary of the REIT on behalf of each Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the declaration of trust, the certificate of incorporation and by-laws or other organizational documents (including limited partnership agreements and certificates of limited partnership) of each Credit Party and the resolutions of each Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent.

                  (b) All trust, corporate, partnership and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate and partnership proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper trust, corporate, partnership or governmental authorities.

                  4.05 Debt Agreements. On the Effective Date, there shall have been delivered to the Administrative Agent true and correct copies, certified as true and complete by an Authorized Officer of the Borrower, of all agreements evidencing or relating to all Existing Indebtedness of the REIT or of any of its Subsidiaries (collectively, "Debt Agreements"), all of which Debt Agreements shall be in full force and effect and shall be reasonably satisfactory to the Administrative Agent.

                  4.06 Pledge Agreement. On the Effective Date, each Credit Party shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit F-1 (as modified, supplemented or amended from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee, all the certificated Pledged Securities, if any, referred to therein then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers in blank, in the case of capital stock constituting Pledged Securities.

                  4.07 Pledge and Security Agreement and Security Agreement. On the Effective Date, each Credit Party shall have duly authorized, executed and delivered (i) a Pledge and Security Agreement in the form of Exhibit F-2 (as modified, supplemented or amended from time to time, the "Pledge and Security Agreement") covering all of such Credit Party's present and future Pledge and Security Agreement Collateral and (ii) a Security Agreement in the form of Exhibit G (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of the such Credit Party's present and future Security Agreement Collateral, in each case together with:

                     (a) proper financing statements (Form UCC-1) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge and Security Agreement and the Security Agreement, as the case may be;

                     (b) certified copies of requests for information or copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any such Credit Party existing prior to the Effective Date as debtor and that are filed in the jurisdictions referred to in clause (a) above, together with copies of such other financing statements that name any such Credit Party as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form
         UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

                  (c) evidence of the completion of all other recordings and filings of, or with respect to, the Pledge and Security Agreement and the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Pledge and Security Agreement and the Security Agreement;

                  (d) executed copies of Pledged Entity Notices delivered to each Pledged Partnership Entity and Pledged Limited Liability Company and executed copies of Control Agreements executed by each Pledged Partnership Entity and Pledged Limited Liability Company, together with evidence that such other actions have been taken as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge and Security Agreement; and

                  (e) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Pledge and Security Agreement and the Security Agreement have been taken.

Notwithstanding the foregoing provisions of this Section 4.07, the Pledge and Security Agreement shall not cover the partnership interests and limited liability company interests owned by the Borrower in the Excluded
Subsidiaries.

                  4.08 Subsidiaries Guaranty. On the Effective Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit H (as modified, amended or supplemented from time to time, the "Subsidiaries Guaranty").

                  4.09 Collateral Assignments; Mortgages; Title Insurance; Surveys; etc. On the Effective Date, the Collateral Agent shall have received the following items, all of which shall be satisfactory to the Administrative
Agent:

                  (a) in respect of each Initial Borrowing Base Pledged Mortgage Loan, (i) the original Pledged Mortgage Loan Documents, including, without limitation, the mortgage note evidencing such Initial Borrowing Base Pledged Mortgage Loan duly endorsed in blank, and (ii) fully executed counterparts of a Collateral Assignment, together with evidence that a fully executed counterpart of such Collateral Assignment has been delivered to the title insurance company insuring the lien of such Initial Borrowing Base Pledged Mortgage Loan for recording in all places to the extent necessary, or in the reasonable judgment of the Administrative Agent, desirable, to create a valid and enforceable first priority lien on such Initial Borrowing Base Pledged Mortgage Loan in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

                  (b) in respect of each Initial Borrowing Base Property, fully executed counterparts of a Mortgage, together with evidence that a fully executed counterpart of such Mortgage has been delivered to the title insurance company insuring the lien of such Mortgage for recording in all places to the extent necessary, or in the reasonable judgment of the Administrative Agent, desirable, to create a valid and enforceable first priority mortgage lien on such Initial Borrowing Base Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

                  (c) Mortgage Policies for each of the Initial Borrowing Base Properties issued by Commonwealth Land Title Insurance Company or other title insurers reasonably satisfactory to the Collateral Agent in amounts reasonably satisfactory to the Administrative Agent insuring the Collateral Agent that the Mortgage on each Initial Borrowing Base Property is a valid and enforceable first priority lien thereon, free and clear of all defects and encumbrances except Permitted Liens applicable thereto, and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and covering any other matter that the Collateral Agent in its reasonable discretion may request, shall not include an exception for mechanics' liens or creditors' rights, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its reasonable discretion may request;

                  (d) an endorsement to each mortgagee title insurance policy insuring each Initial Borrowing Base Pledged Mortgage Loan, listing the Collateral Agent as collateral assignee of the related Initial Borrowing Base Pledged Mortgage Loan and an additional insured (as its interests may appear);

                  (e) surveys, in form and substance reasonably satisfactory to the Administrative Agent, of the Initial Borrowing Base Properties and the Mortgage Loan Properties securing the Initial Borrowing Base Pledged Mortgage Loans, in each case, certified by a licensed professional surveyor reasonably satisfactory to the Administrative Agent and in form and substance reasonably satisfactory to the Administrative Agent;

                  (f) properly executed financing statements under the UCC, in form and substance satisfactory to the Administrative Agent, for filing in each jurisdiction as the Administrative Agent has determined to be necessary or desirable to perfect the security interests created by the Collateral Assignments and the Mortgages in the Initial Borrowing Base Properties and the Initial Borrowing Base Pledged Mortgage Loans; and

                  (g) evidence reasonably satisfactory to the Administrative Agent that all other filings, recordings and other actions the Administrative Agent deems necessary or desirable to establish, preserve and perfect the liens and security interests granted to the Collateral Agent on behalf of the Banks in the Initial Borrowing Base Properties and the Initial Borrowing Base Pledged Mortgage Loans have been made or taken, as applicable.

                  4.10 IPO. On or prior to the Effective Date, the IPO shall have been consummated in a manner reasonably satisfactory to the Administrative Agent and the net proceeds to the REIT and its Subsidiaries in connection with the IPO shall be an amount equal to or greater than $90,000,000.

                  4.11 Adverse Change, etc. (a) On the Effective Date, nothing shall have occurred (and none of the Banks shall have become aware of any facts, conditions or other information not previously known) which the Administrative Agent or the Required Banks believe could reasonably be expected to have a material adverse effect (i) on the rights or remedies of the Administrative Agent, the Banks or the Issuing Bank, or on the ability of any Credit Party to perform its respective obligations to the Administrative Agent, the Banks or the Issuing Bank or (ii) on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the Borrower, the REIT and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

                  (b) On or prior to the Effective Date, all necessary governmental (domestic and foreign) and third party approvals in connection with the making of the Loans, the issuance of the Letters of Credit and the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the making of the Loans, the issuance of the Letters of Credit and the transactions contemplated by the Credit Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans or the transactions contemplated by the Credit Documents.

                  4.12 Litigation. On the Effective Date, no litigation by any entity (private or governmental) shall be pending or, to the best knowledge of the REIT and the Borrower, threatened (i) with respect to the making of the Loans, the issuance of the Letters of Credit or the Credit Documents or any documentation executed in connection therewith or the transactions contemplated thereby or (ii) which the Administrative Agent or the Required Banks believe could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the Borrower, the REIT and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

                  4.13 Initial Borrowing Base Properties, etc. (a) To the extent not required by the other provisions of this Section 4 and except as provided in Section 4.13(c), the Borrower shall have delivered to the Administrative Agent all information and documentation (which shall be satisfactory to the Administrative Agent in its sole discretion) with respect to each Initial Borrowing Base Property which would be required pursuant to
Section 7.11 if such Initial Borrowing Base Property was a subsequently acquired Borrowing Base Property.

                  (b) To the extent not required by the other provisions of this Section 4 and except as provided in Section 4.13(c), the Borrower shall have delivered to the Administrative Agent all information and documentation (which shall be satisfactory to the Administrative Agent in its sole discretion) with respect to each Initial Borrowing Base Pledged Mortgage Loan which would be required pursuant to Section 7.11 if such Initial Borrowing Base Pledged Mortgage Loan was a subsequently acquired Borrowing Base Pledged Mortgage Loan.

                  (c) Notwithstanding the foregoing provisions of this Section 4.13, the Borrower acknowledges and agrees that it has not, as of the Effective Date, delivered satisfactory Environmental Reports and Engineering Reports for the Initial Borrowing Base Properties and the Mortgage Loan Properties securing the Initial Borrowing Base Pledged Mortgage Loans. The Administrative Agent will, at the expense of the Borrower, commission such Environmental Reports and Engineering Reports, and the REIT, the Borrower and the Subsidiary Guarantors will, promptly upon demand by the Administrative Agent, either (x) take all actions the Administrative Agent reasonably deems to be necessary or desirable to correct, cure or otherwise remediate any adverse matters disclosed in any of such Environmental Reports or Engineering Reports, including, without limitation, any deferred maintenance items identified in any of such Engineering Reports or the presence of any Hazardous Materials identified in any of such Environmental Reports or (y) remove from the Borrowing Base any affected Initial Borrowing Base Property or Initial Borrowing Base Pledged Mortgage Loan. In addition, the Administrative Agent shall have the right to remove from the Borrowing Base any Initial Borrowing Base Property or Initial Borrowing Base Pledged Mortgage Loan the Environmental Report or Engineering Report in respect of which discloses items which the Administrative Agent determines could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole, or which the Administrative Agent determines to be materially adverse to the interests of the Banks or the Issuing Bank under any Credit Document or otherwise in respect of the Loans or the Letters of Credit. In the event of any removal from the Borrowing Base of an Initial Borrowing Base Property or an Initial Borrowing Base Pledged Mortgage Loan, the Administrative Agent shall adjust the Borrowing Base accordingly and shall notify the Borrower of such adjustment. Any failure by the REIT, the Borrower or any Subsidiary Guarantor to comply in any material respect with this Section 4.13(c) shall constitute an Event of Default. This
Section 4.13(c) shall survive the Effective Date and the making of Loans and the issuance of Letters of Credit hereunder.

                  4.14 Solvency Certificate. On or prior to the Effective Date, there shall have been delivered to the Administrative Agent a solvency certificate in the form of Exhibit J, addressed to the Administrative Agent and each of the Banks and dated the Effective Date from an Authorized Financial Officer of the REIT providing the opinion of such Authorized Financial Officer as to the solvency of the REIT and its Subsidiaries taken as a whole and the Borrower on a stand-alone basis.

                  4.15 Pro Forma Balance Sheets. On or prior to the Effective Date, the Administrative Agent shall have received unaudited pro forma consolidated balance sheets and projections of the REIT and of the Borrower and its Subsidiaries, in each case prepared on a basis consistent with the financial statements referred to in Section 6.05(a) and in accordance with GAAP except as specifically set forth in the notes to such balance sheets, after giving effect to the transactions contemplated hereby, which consolidated balance sheets and projections shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  4.16 Initial Borrowing Base Certificate. On the Effective Date, the Borrower shall have delivered to the Administrative Agent the initial Borrowing Base Certificate in the form of Exhibit L.

                  4.17 No Default; Representations and Warranties. On the Effective Date, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  4.18 REIT Equity Interests Widely Held. On the Effective Date, the equity interests (as defined in DOL Regulation Section
2510.3-101(b)(1)) in the REIT shall be widely held within the meaning of DOL Regulation Section 2510.3-101(b)(3).

                  The occurrence of the Effective Date shall constitute a representation and warranty by the REIT and the Borrower to the Administrative Agent, each of the Banks and the Issuing Bank that all the conditions specified in this Section 4 exist as of the Effective Date (except to the extent that any of the conditions specified in this Section 4 are required to be satisfactory to or determined by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent or otherwise expressly calls for a subjective determination to be made by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent). All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the benefit of each of the Banks and shall be in form and substance reasonably satisfactory to the Banks.

                  SECTION 5. Conditions Precedent to All Loans and Letters of Credit. The obligation of each Bank to make Loans (including any Loans made on the Effective Date), and the obligation of the Issuing Bank to issue Letters of Credit, is subject, at the time of the making of each such Loan or the issuance of each such Letter of Credit (except as hereinafter indicated), to the satisfaction of the following conditions:

                  5.01 No Default; Representations and Warranties. At the time of the making of each such Loan or the issuance of each such Letter of Credit and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Loan or the issuance of such Letter of Credit (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  5.02 Notice of Borrowing. (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a).

                  (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 1.15.

                  5.03 Property Information; etc. Prior to the making of any Loan or the issuance of any Letter of Credit, neither the Administrative Agent nor the Required Banks shall have become aware of any negative facts, conditions or other information which would reasonably lead the Administrative Agent or the Required Banks to believe that the information provided in any Information Package or otherwise pursuant to Sections 7.11 and 8.02(viii) with respect to any Borrowing Base Property or any Borrowing Base Pledged Mortgage Loan is not true and accurate in all material respects (or was not true and accurate in all material respects at the time such Information Package was furnished pursuant to this Agreement) or is incomplete by omitting to state any fact necessary to make such information not misleading in any material respect (or was incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at the time such Information Package was furnished pursuant to this Agreement).

                  5.04 Certain Requirements with Respect to Loans and Letters of Credit. (a) Prior to the making of any Loan or the issuance of any Letter of Credit, the Administrative Agent shall have received a certificate from an Authorized Financial Officer of the Borrower certifying as to the specific uses to be made of the proceeds of such Loan or Letter of Credit, which certificate shall be in form and detail reasonably satisfactory to the Administrative Agent.

                  (b) Prior to or contemporaneously with (as applicable) the incurrence of any Loan or the issuance of any Letter of Credit the proceeds of which are to be used either (x) to acquire a Borrowing Base Property (including by purchasing the capital stock or other equity interests of the Person(s) owning such Borrowing Base Property) or (y) to purchase or provide a Borrowing Base Pledged Mortgage Loan, the Borrower shall have satisfied the relevant requirements of Sections 7.11 and 8.02(viii).

                  (c) Prior to the incurrence of any Loan or the issuance of any Letter of Credit, the Borrower shall have delivered to the Administrative Agent a Borrowing Base Certificate from an Authorized Financial Officer of the Borrower, showing that, after giving effect to the incurrence of such Loan or the issuance of such Letter of Credit, the total outstanding principal amount of all Loans and Letter of Credit Outstandings will not exceed the Borrowing Base as then in effect.

                  (d) Prior to or contemporaneously with the incurrence of any Loan or, to the extent applicable, the issuance of any Letter of Credit, the Borrower shall have delivered to the Administrative Agent (x) evidence, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that all mortgage recording taxes and similar taxes and charges have been paid (or funds sufficient therefor have been deposited with the title insurance company insuring the lien of the respective Mortgages and Collateral Assignments for payment to the applicable taxing authorities) in all jurisdictions as may be necessary with respect to such Loan or Letter of Credit or that, in the reasonable opinion of the Administrative Agent, are desirable to maintain the priority and/or enforceability of the Mortgages and Collateral Assignments with respect to the Loans to be made or Letters of Credit to be issued and all Loans theretofore made and all Letters of Credit theretofore issued and (y) to the extent requested by the Administrative Agent, a title update and endorsement as necessary to increase, or confirm, the coverage (as applicable) of those Mortgage Policies for the respective Borrowing Base Properties as may be necessary under applicable law to maintain the priority of the mortgage lien as to the Loan to be made or the Letter of Credit to be issued.

                  5.05 Subsequent Legal Opinions. If, at the time of the making of any Loan or the issuance of any Letter of Credit subsequent to the Effective Date, the Administrative Agent or the Required Banks shall have reasonably determined that any facts, circumstances or conditions exist which could reasonably be expected to adversely affect either (x) the ability of counsel to issue at such time the legal opinions originally delivered pursuant to Section 4.03 or (y) the perfection of any of the security interests created pursuant to any Security Document, and the Administrative Agent or the Required Banks shall have requested the Borrower to deliver one or more opinions of counsel covering such of the matters set forth in the opinions of counsel theretofore delivered pursuant to Section 4.03 as the Administrative Agent or the Required Banks shall specify, then prior to the incurrence of such Loan or the issuance of such Letter of Credit the Administrative Agent shall have received from counsel (who shall be reasonably satisfactory to the Administrative Agent) an opinion in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Banks and dated the date of such Loan or Letter of Credit, covering the matters so specified.

                  The acceptance of the proceeds of each Loan and the issuance of each Letter of Credit shall constitute a representation and warranty by the REIT and the Borrower to the Administrative Agent, each of the Banks and the Issuing Bank that all the conditions specified in this Section 5 and applicable to such Loan exist as of that time (except to the extent that any of the conditions specified in this Section 5 are required to be satisfactory to or determined by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent or otherwise expressly calls for a subjective determination to be made by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent). All of the certificates and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the benefit of each of the Banks.

                  SECTION 6. Representations and Warranties. In order to induce the Banks and the Issuing Bank to enter into this Agreement and in order to induce the Banks to make the Loans and participate in the Letters of Credit and the Issuing Bank to issue the Letters of Credit as provided herein, each of the REIT and the Borrower makes (as to itself and each of its Subsidiaries), the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letters of Credit, with the occurrence of the Effective Date and the incurrence of each Loan and the issuance of each Letter of Credit on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the Effective Date and on the date of the making of each such Loan and the issuance of each such Letter of Credit (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.01 Status. Each of the REIT and each of its Subsidiaries
(i) is a duly organized and validly existing real estate investment trust, corporation, partnership or limited liability company, as the case may be, in good standing (if applicable) under the laws of the jurisdiction of its formation, (ii) has the trust, corporate, partnership or limited liability company power and authority, as the case may be, to own or lease its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

                  6.02 Power and Authority. Each Credit Party has the trust, corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary trust, corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  6.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of the REIT or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the REIT or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the declaration of trust, certificate of incorporation, partnership agreement, certificate of partnership, limited liability company agreement or by-laws, as the case may be, of the REIT or any of its Subsidiaries.

                  6.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or
(ii) the legality, validity, binding effect or enforceability of any Credit Document.

                  6.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) To the best knowledge of the REIT and the Borrower, the unaudited operating statements for each Initial Borrowing Base Property and each Mortgage Loan Property securing an Initial Borrowing Base Pledged Mortgage Loan for the year ended June 30, 1997 or September 30, 1997, as applicable, and (ii) the unaudited pro forma consolidated balance sheet of the REIT and its Subsidiaries as of September 30, 1997 and the unaudited pro forma consolidated statement of operations of the REIT for the year ended December 31, 1996 and the nine month period ended September 30, 1997 (which statements have been prepared based on the assumption that (x) in the case of the balance sheet, the Initial Borrowing Base Properties and Initial Borrowing Base Pledged Mortgage Loans were acquired by the Borrower or its Subsidiaries on September 30, 1997 and (y) in the case of the statements of operations for each of the year ended December 31, 1997 and the nine months ended September 30, 1997, the Initial Borrowing Base Properties and Initial Borrowing Base Pledged Mortgage Loans were acquired by the Borrower or its Subsidiaries on January 1, 1996 and January 1, 1997, respectively and each present fairly the pro forma historical financial results of the Initial Borrowing Base Properties and each Mortgage Loan Property securing an Initial Borrowing Base Pledged Mortgage Loan (and the combined results which would have applied on the basis of the assumptions provided above). All information contained in each Information Package furnished to the Banks pursuant to Section 4.13 (with respect to the Initial Borrowing Base Properties and Initial Borrowing Base Pledged Mortgage Loans) or Section 7.11 (with respect to subsequently acquired Borrowing Base Properties and Borrowing Base Pledged Mortgage Loans) is, to the best knowledge of the Borrower, true and accurate in all material respects and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect. Since September 30, 1997 (but assuming that the Initial Borrowing Base Properties and Initial Borrowing Base Pledged Mortgage Loans had been acquired by the Borrower or its Subsidiaries on such date), there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole. The pro forma financial statements described in this Section 6.05(a) are consistent with the financial information set forth in the Form S-11 Registration Statement filed with the SEC in connection with the IPO.

                  (b) On and as of the Effective Date and on the date on which each Loan is made and each Letter of Credit is issued, on a Pro Forma Basis after giving effect to all Indebtedness (including the Loans) being incurred or assumed and Liens created by each Credit Party in connection therewith, (x) the sum of the assets, at a fair valuation, of the REIT and its Subsidiaries (taken as a whole) and the Borrower (on a stand-alone basis) will exceed their respective debts (with contingent liabilities being valued with respect to each such entity at the estimated amount for which such entity is reasonably likely to be liable), (y) the REIT and its Subsidiaries (taken as a whole) and the Borrower (on a stand-alone basis) have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature and (z) the REIT and its Subsidiaries (taken as a whole) and the Borrower (on a stand-alone basis) have sufficient capital with which to conduct its business. For purposes of this Section 6.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (c) Except as fully disclosed in the financial statements delivered pursuant to Section 6.05(a), there were as of the Effective Date no liabilities or obligations with respect to the REIT or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the REIT, the Borrower or the Borrower and its Subsidiaries taken as a whole. As of the Effective Date, neither the REIT nor the Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature that is not fully disclosed in the financial statements delivered pursuant to Section 6.05(a) which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  (d) On and as of the Effective Date, the financial projections for the 12 month period commencing on the Effective Date, including those prepared on a combined basis and those prepared for the individual Initial Borrowing Base Properties and Initial Borrowing Base Pledged Mortgage Loans (the "Projections") previously delivered to the Administrative Agent and the Banks have been prepared on a basis consistent in all material respects with the financial statements referred to in Section 6.05(a) (other than as set forth or presented in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the REIT or the Borrower to be misleading in any material respect or which fail to take into account known material information regarding the matters reported therein. On the Effective Date, each of the REIT and the Borrower believed that the Projections were reasonable and attainable. On the date of the delivery of any projections contained in the Information Package with respect to each subsequently acquired Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, there shall be no statements or conclusions in any of such projections which are based upon or include information known by the REIT or the Borrower to be misleading in any material respect or which fail to take into account known material information regarding the matters reported therein. On the date any such projections are furnished pursuant to Section 7.11, each of the REIT and the Borrower shall believe that such projections are reasonable and attainable.

                  6.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the REIT or the Borrower, threatened (i) with respect to any Credit Document, (ii) with respect to any material Indebtedness of the REIT or any of its Subsidiaries or (iii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries taken as a whole, or the Borrower and its Subsidiaries taken as a whole.

                  6.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the REIT or any of its Subsidiaries in writing to the Administrative Agent or any Bank, including, without limitation, all information contained in the Credit Documents and all information contained in each Information Package furnished to the Banks pursuant to Section 4.13 (with respect to the Initial Borrowing Base Properties and Initial Borrowing Base Pledged Mortgage Loans) or 7.11 (with respect to subsequently acquired Borrowing Base Properties and Borrowing Base Pledged Mortgage Loans), for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the REIT, or any of the its Subsidiaries in writing to the Administrative Agent or any Bank, for purposes of or in connection with this Agreement, will be, true and accurate in all material respects on the date as of which such information is dated or certified and, to the best of the REIT's and the Borrower's knowledge, not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information is or was provided.

                  6.08 Use of Proceeds; Margin Regulations. (a) The proceeds of all Loans shall be used by the Borrower and its Subsidiaries, subject to the other restrictions set forth in this Agreement, (i) to acquire Borrowing Base Properties and to provide or purchase Borrowing Base Pledged Mortgage Loans, (ii) for working capital in connection with the acquisition of Borrowing Base Properties, (iii) to pay fees and expenses incurred in connection with the acquisition of Borrowing Base Properties and the provision or purchase of Borrowing Base Pledged Mortgage Loans, (iv) to repay Indebtedness, (v) to make acquisitions pursuant to Section 8.02(ix) and/or Investments pursuant to Sections 8.05(vi) and (vi) for working capital and other general corporate purposes.

                  (b) No part of the proceeds of any Loan or Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the issuance of any Letter of Credit nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  6.09 Tax Returns and Payments. Each of the REIT and each of its Subsidiaries has timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all Federal, state and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the REIT and/or its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of the REIT and its Subsidiaries for the periods covered thereby. Each of the REIT and each of its Subsidiaries has paid all material taxes payable by them other than taxes which are not delinquent, and other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the REIT or the Borrower, threatened by any authority regarding any material taxes relating to the REIT or any of its Subsidiaries. As of the Effective Date, neither the REIT nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the REIT or any of its Subsidiaries.

                  6.10 Compliance with ERISA. Each Plan that is a single employer plan as defined in Section 4001(a)(15) of ERISA (a "Single Employer Plan") is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Single Employer Plan; to the best knowledge of the REIT or the Borrower, no Multiemployer Plan is insolvent or in reorganization; no Single Employer Plan has an Unfunded Current Liability; no Single Employer Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such Sections of the Code or ERISA, or has applied for or received an extension of any amortization period within the meaning of Section 412 of the Code or
Section 303 or 304 of ERISA; all contributions required to be made by the REIT or any of its Subsidiaries or any ERISA Affiliate with respect to a Plan have been timely made; neither the REIT nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to ERISA or the Code or reasonably expects to incur any material liability (including any indirect, contingent, or secondary liability) under ERISA or the Code with respect to any Plan except for contributions to such Plans and benefit payments from such Plans in the ordinary course of business; no proceedings have been instituted to terminate or appoint a trustee to administer any Single Employer Plan; to the best knowledge of the REIT or the Borrower, no proceedings have been instituted to terminate or appoint a trustee to administer any Multiemployer Plan; no action, suit, proceeding, hearing or regulatory agency investigation with respect to the administration, operation or the investment of assets of any Single Employer Plan (other than claims for benefits) is pending, expected or threatened; to the best knowledge of the REIT or the Borrower, no action, suit, proceeding, hearing or regulatory agency investigation with respect to the administration, operation or the investment of assets of any Multiemployer Plan (other than claims for benefits) is pending, expected or threatened; no condition exists which presents a substantial risk to the REIT or any of its Subsidiaries or any ERISA Affiliate of incurring a material liability to or on account of a Single Employer Plan pursuant to ERISA and the Code except for contributions to such Plans and benefit payments from such Plans in the ordinary course of business; to the best knowledge of the REIT or the Borrower, no condition exists which presents a substantial risk to the REIT or any of its Subsidiaries or any

ERISA Affiliate of incurring any material liability to or on account of a Multiemployer Plan pursuant to ERISA and the Code except for contributions to such Plans and benefit payments from such Plans in the ordinary course of business; the REIT and the Borrower believe that the aggregate liabilities of the REIT and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a withdrawal therefrom, as of the close of the most recent fiscal year of each such plan ended prior to the date of the incurrence of any Loan or the issuance of any Letter of Credit, could not reasonably be expected to have a material adverse effect on the ability of the REIT or any of its Subsidiaries to perform its obligations under this Agreement or the other Credit Documents to which it is a party; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the REIT or any of its Subsidiaries or any ERISA Affiliate has at all times been operated in substantial compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the REIT or any of its Subsidiaries or any ERISA Affiliate exists or, to the best knowledge of the REIT or the Borrower is likely to arise on account of any Plan; and the REIT and its Subsidiaries do not maintain or contribute to (A) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or
(B) any Plan, the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of the REIT or any of its Subsidiaries to perform its obligations under this Agreement or the other Credit Documents to which it is a party.


                  6.11 The Security Documents. (a) With respect to the Security Agreement Collateral that consists of cash, Cash Equivalents and property in which a security interest may be perfected by the filing of a financing statement under the UCC, upon (i) possession by the Collateral Agent or its designee in the case of cash, (ii) the taking of all action required under Article 8 or Article 9, as applicable, of the UCC in the case of Cash Equivalents and instruments and (iii) the filing of appropriate financing statements under the UCC in the case of such other Security Agreement Collateral (all of the foregoing actions described in preceding clauses (i), (ii) and (iii) having been done and being in full force and effect with respect to such Security Agreement Collateral owned by such Credit Party on any date on which this representation and warranty is made or deemed made or,
(x) in the case of the Effective Date, will have been done within 10 days following the Effective Date or (y) in the case of any Security Agreement Collateral acquired on any Addition Date, within 10 days following such Addition Date), the Collateral Agent has been granted, for the benefit of the Secured Creditors and pursuant to the Security Agreement, a legal, valid and enforceable security interest in all right, title and interest of such Credit Party in such Security Agreement Collateral, which security interest is a fully perfected first lien on, and security interest in, all right, title and interest of such Credit Party in all of such Security Agreement Collateral, subject to no other Liens other than Permitted Liens. Each Credit Party has good and marketable title to all Security Agreement Collateral, free and clear of all Liens except those described above in this clause (a).

                  (b) Upon delivery to the Collateral Agent of any certificated Pledged Securities referred to in the Pledge Agreement and upon the taking of all actions required by Article 8 or Article 9, as applicable, of the UCC (which delivery and/or such other actions have been done and remain in full force and effect as to all such Pledge Agreement Collateral owned by any Credit Party on any date on which this representation and warranty is made or deemed made), the security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors under the Pledge Agreement constitute first priority perfected security interests in the

Pledged Securities described in the Pledge Agreement and owned by the Credit Parties party thereto on any date on which this representation and warranty is made or deemed made, subject to no security interests of any other Person. No filings or recordings (except as have been done in connection with any uncertificated Pledged Stock) are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement.

                  (c) The Mortgages create (upon recordation in all relevant jurisdictions, which recordations have been made and remain in full force and effect as to all Borrowing Base Properties owned or leased by any Credit Party on any date on which this representation is made or deemed made (or, in the case of any Borrowing Base Property included in the Borrowing Base subsequent to the Effective Date, such recordation will have been made within 10 days following the related Addition Date)), as security for the obligations purported to be secured thereby, a valid and enforceable perfected first priority security interest in and mortgage lien on all of the Borrowing Base Properties owned by any Credit Party on any date on which this representation and warranty is made or deemed made and in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons (except that the security interest and mortgage lien created in each Borrowing Base Property may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens).
Schedule III contains a true and complete list of each parcel of Real Property owned or leased by the REIT and its Subsidiaries on the Effective Date, the type of interest therein held by the REIT or any such Subsidiary and indicates which of such Real Properties constitute Initial Borrowing Base Properties. Each of the Borrower or the respective Subsidiary Guarantor, as the case may be, has good and marketable title in fee, or a valid ground leasehold interest, in and to all Borrowing Base Properties owned or ground leased by it on any date on which this representation and warranty is made or deemed made, free and clear of all Liens except those described in the first sentence of this subsection (c). On and as of any date on which this representation and warranty is made or deemed made, each Borrowing Base Property is a Qualified Property.

                  (d) The Pledge and Security Agreement creates (after all steps required under Article 8 or Article 9, as applicable, of the UCC have been taken) in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of each Credit Party in the Pledge and Security Agreement Collateral described therein and owned by such Credit Party on any date on which this representation and warranty is made or deemed made, which security interest shall, (i) upon delivery to the Collateral Agent of any certificates evidencing equity interests in a Pledged Partnership Entity or Pledged Limited Liability Company, (ii) upon the filing of appropriate financing statements under the UCC in respect of any Partnership Interest or Limited Liability Company Interest that is not represented by a certificate and (iii) upon the taking of all steps required under Article 8 or Article 9, as applicable, of the UCC (which delivery, filings and/or steps have been done and remain in full force and effect as to the Pledge and Security Agreement Collateral owned by any Credit Party on any date on which this representation and warranty is made or deemed made), constitute a fully perfected first lien on, and security interest in, all right, title and interest of such Credit Party in all of the

Pledge and Security Agreement Collateral described therein, subject to no security interests of any other Person.

                  (e) The Collateral Assignments create (upon recordation in all relevant jurisdictions, which recordations have been made and remain in full force and effect as to all Borrowing Base Pledged Mortgage Loans owned by any Credit Party on any date on which this representation is made or deemed made (or, in the case of any Borrowing Base Pledged Mortgage Loan included in the Borrowing Base subsequent to the Effective Date, such recordation will have been made within 10 days following the related Addition Date)), as security for the obligations purported to be secured thereby, a valid and enforceable perfected first priority security interest in all of the Borrowing Base Pledged Mortgage Loans owned by the Borrower on any date on which this representation and warranty is made or deemed made and in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Liens). Schedule VIII contains a true and complete list of each Mortgage Loan owned by the Borrower and its Subsidiaries on the Effective Date and indicates which of such Mortgage Loans constitute Initial Borrowing Base Pledged Mortgage Loans. The Borrower has good title to all Borrowing Base Pledged Mortgage Loans owned by it on any date on which this representation and warranty is made or deemed made, free and clear of all Liens except those described in the first sentence of this subsection (e). On and as of any date on which this representation and warranty is made or deemed made, each Borrowing Base Pledged Mortgage Loan is a Qualified Mortgage Loan.

                  6.12 Status as REIT. The REIT is organized in conformity with the requirements for qualification as a real estate investment trust under the Code. The REIT is in a position to qualify for its current Fiscal Year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

                  6.13 Properties. Each of the REIT and each of its Subsidiaries has good and marketable title to all material properties owned by them, including, in the case of the Borrower and its Subsidiaries, all material property reflected in the consolidated balance sheet of the Borrower and its Subsidiaries referred to in Section 6.05(a) and in the pro forma balance sheet referred to in Section 4.15 (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business, free and clear of all Liens, other than (i) as referred to in such balance sheet or in the notes thereto or in such pro forma balance sheet or
(ii) Permitted Liens). Except as may be disclosed in the Engineering Reports, each Borrowing Base Property and each Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan is free of material structural defects and is in good repair (ordinary wear and tear excepted) and all building systems contained therein are in good working order in all material respects subject to ordinary wear and tear, and is free and clear of any damage that could reasonably be expected to materially and adversely affect the value of such Borrowing Base Property or such Mortgage Loan Property as to the use thereof for its intended purposes.

                  6.14 Healthcare Matters. (a) To the best knowledge of the REIT and the Borrower after reasonable investigation, each Operating

Lessee (i) has, with respect to each of the Properties it leases, all licenses required under applicable law to operate each of such Properties and to conduct the business in which it is currently engaged, (ii) has, with respect to each Property it leases, received any certificate of need, determination of need or similar approval required under applicable law, and any amendments or supplements with respect thereto, and such approvals are in full force and effect, and (iii) with respect to Properties that are operated as nursing facilities (except where participation in Medicare or Medicaid is deemed undesirable in the reasonable business judgment of the Operating Lessee) is a party to provider agreements with respect to the participation of such Properties in Medicare and Medicaid, which provider agreements are in full force and effect, and are not, and for the past five calendar years have not been, the subject of any proceedings that have been initiated or notices issued by any Person to suspend, revoke, limit or otherwise modify any such provider agreement, except, with respect to foregoing clauses (i), (ii) and
(iii), such licenses, approvals, certifications and provider agreements as to which any lack thereof could not reasonably be expected to materially and adversely affect the value of any Borrowing Base Property or Mortgage Loan Property or the aggregate value of any other Properties, and except such proceedings which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries, taken as a whole, or the Borrower and its Subsidiaries, taken as a whole.

                  (b) To the best knowledge of the REIT and the Borrower after reasonable investigation, each Property (i) complies with all applicable federal, state and local laws, regulations, quality and safety standards, building and fire codes, accreditation standards and health care, nursing facility or other requirements of any state department of health or other federal, state or local governmental authorities, (ii) complies with all requirements for participation in, and is in conformity with, all insurance, reimbursement and cost reporting requirements imposed by law or regulation and has a current provider agreement which is in full force and effect under, Medicare and Medicaid, and (iii) is not, and for the past five calendar years has not been, the subject of any proceedings that have been initiated or notices issued by any Person to suspend, revoke, limit or otherwise modify any such provider agreement, except, with respect to foregoing clauses (i), (ii) and (iii), such failures to comply and failures to conform which could not reasonably be expected to materially and adversely affect the value of any Borrowing Base Property or Mortgage Loan Property or the aggregate value of any other Properties, and except such proceedings which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries taken as a whole, or the Borrower and its Subsidiaries taken as a whole. To the best knowledge of the REIT and the Borrower, in the event that the Collateral Agent or any purchaser at foreclosure or similar proceeding acquires any Property through foreclosure or similar proceeding or otherwise, or in the event that the Operating Lease relating to a Property is terminated, neither the Collateral Agent, such purchaser, any subsequent lessee, manager or operator, nor the Borrower or any of its Subsidiaries, would be required to obtain any certificate of need, determination of need, or other similar approval relating solely to operation of the Property as a health care facility (a "CON"), from any applicable health care regulator or authority or any other governmental authority prior to applying for, or receiving, applicable licenses and certifications to continue to operate such Property as a health care facility except to the extent that (i) the facility has made any capital improvements or instituted any new institutional health services since the date of the Closing and has applied for, but not yet received, any applicable CON, or (ii) such health care regulator or authority or governmental authority requires the issuance or transfer of a CON in the event of a change of ownership or control of a health care facility.

                  6.15 Subsidiaries. The REIT has no Subsidiaries other than the Borrower and the Borrower's Subsidiaries. The Borrower has no Subsidiaries other than (i) those Subsidiaries listed on Schedule IV and (ii) new Subsidiaries created in compliance with Section 8.12.

                  6.16 Compliance with Statutes, etc. (a) Each of the
REIT and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries taken as a whole, or the Borrower and its Subsidiaries taken as a whole.

                  (b)(i) Each Borrowing Base Property and each Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan complies in all material respects with all Legal Requirements, (ii) all material consents, licenses, certificates and permits required by all Legal Requirements for the construction or the operation, as applicable, of each Borrowing Base Property and each Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan have been obtained and are in full force and effect and (iii) all utility services and facilities necessary for the operation of each Borrowing Base Property and each Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan are available at such Borrowing Base Property or Mortgage Loan Property, as applicable.

                  6.17 Investment Company Act. Neither the REIT nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.18 Public Utility Holding Company Act. Neither the REIT nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.19 Environmental Matters. (a) Each of the REIT and each of its Subsidiaries has complied with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the REIT and the Borrower, threatened Environmental Claims against the REIT or any of its Subsidiaries or any Real Property owned or operated by the REIT or any of its Subsidiaries. To the best knowledge of the REIT and the Borrower, there are no pending or threatened Environmental Claims against any borrower under a Mortgage Loan or any Mortgage Loan Property. To the best knowledge of the REIT and the Borrower, there are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by the REIT or any of its Subsidiaries or on any Mortgage Loan Property or on any property adjoining any such Real Property or Mortgage Loan Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the REIT or any of its Subsidiaries or any such Real Property or any such Mortgage Loan Property or the borrower under any such Mortgage Loan or (ii) to cause any such Real Property or Mortgage Loan Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property or Mortgage Loan Property under any applicable Environmental Law.

                  (b) To the best knowledge of the REIT and the Borrower, except as otherwise set forth in the environmental reports delivered to the Administrative Agent prior to the Effective Date, Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property owned or operated by the REIT or any of its Subsidiaries or any Mortgage Loan Property except in compliance with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of any such Real Property or Mortgage Loan Property.

                  6.20 Labor Relations. To the best knowledge of the REIT and the Borrower, no Operating Lessee or Manager is engaged in any unfair labor practice with respect to any Property that could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries taken as a whole, or the Borrower and its Subsidiaries taken as a whole. To the best knowledge of the REIT and the Borrower, there is (i) no unfair labor practice complaint pending or reasonably expected to arise against any Operating Lessee or Manager before the National Labor Relations Board and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or reasonably expected to arise against any Operating Lessee or Manager, (ii) no strike, labor dispute, slowdown or stoppage is pending or reasonably expected to arise against any Operating Lessee or Manager and (iii) no union representation question exists with respect to the employees of any Operating Lessee or Manager, in each case with respect to the Properties operated by the Operating Lessees or Managers, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries taken as a whole, or the Borrower and its Subsidiaries taken as a whole.

                  6.21 Intellectual Property. Each of the REIT and each of its Subsidiaries, and, to the best knowledge of the REIT and the Borrower, each Operating Lessee, owns or has the right to use all material trademarks, permits, service marks, trade names, licenses and franchises necessary for the conduct of its respective businesses.

                  6.22 Indebtedness. Schedule V sets forth a true and complete list of all Indebtedness (excluding Indebtedness of the type described in

Section 8.04(iii)) of the REIT and its Subsidiaries as of the Effective Date (excluding the Loans and the Letters of Credit, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

                  6.23 Operating Leases; Management Agreements; Ground Leases.
(a) Each Operating Lease with respect to any Borrowing Base Property and each Management Agreement with respect to any Borrowing Base Property that is not leased to an Operating Lessee is in full force and effect and no party thereto has denied or disaffirmed any of its material obligations thereunder or has defaulted in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto.

                  (b) Each ground lease with respect to any Borrowing Base Property which is a Leasehold and each ground lease with respect to any Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan which is a Leasehold is in full force and effect and no party thereto has denied or disaffirmed any of its material obligations thereunder or has defaulted in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto.

                  SECTION 7. Affirmative Covenants. Each of the REIT and the Borrower hereby covenants and agrees (as to itself and each of its Subsidiaries) that on and after the Effective Date and until the Total Commitment has terminated and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  7.01 Information Covenants. The REIT and/or the Borrower will furnish to the Administrative Agent (with sufficient copies for each of the Banks, and the Administrative Agent will promptly forward to each of the Banks):

                  (a) Quarterly Financial Statements and Reports. (A) Within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower (i) the consolidated balance sheet of each of the REIT and its Subsidiaries and the Borrower and its Subsidiaries as at the end of such quarterly accounting period, (ii) the related consolidated statements of income for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period and (iii) the related consolidated statements of cash flows for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding fiscal periods in the prior fiscal year, as applicable, all of which shall be in reasonable detail and certified by an Authorized Financial Officer of the Borrower that, to the best of such officer's knowledge, they fairly present the financial condition of each of the REIT and its Subsidiaries and the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments.

                  (B)(i)i) Within 45 days after the end of each of the first three quarterly accounting periods, and within 90 days after the end of the fourth quarterly accounting period, in each fiscal year of the Borrower, certificates in the forms of (x) Exhibit M-1 (with such changes thereto as are reasonably acceptable to the Administrative Agent) for each Borrowing Base Property on an individual basis, and, at any time that the Borrower or any of its Subsidiaries owns or leases any non-Borrowing Base Properties, for all such Properties on a combined basis, and (y) Exhibit M-2 (with such changes thereto as are reasonably acceptable to the Administrative Agent) for each Borrowing Base Pledged Mortgage Loan on an individual basis, and, at any time that the Borrower or any of its Subsidiaries owns any non-Borrowing Base Mortgage Loans, for all such Mortgage Loans on a combined basis, in each case signed by an Authorized Financial Officer of the Borrower setting forth the required financial and other information for such quarterly accounting period as set forth in such Exhibits and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, and setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and the budgeted figures for such quarterly accounting period.

                  (ii) Within 45 days after the end of each of the first three quarterly accounting periods, and within 90 days after the end of the fourth quarterly accounting period, in each fiscal year of the Borrower, a certificate in the form of Exhibit N (with such changes thereto as are reasonably acceptable to the Administrative Agent) for the Borrower and its Subsidiaries on a consolidated basis, in each case signed by an Authorized Financial Officer of the Borrower setting forth the required financial and other information for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period.

                  (b) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, the consolidated balance sheet of each of the REIT and its Subsidiaries and the Borrower and its Subsidiaries, as of the end of such fiscal year and the related consolidated statements of income and shareholders' equity and of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of each of the REIT and its Subsidiaries and the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing under any of Sections 8.08 through 8.10, inclusive, or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                  (c) Borrowing Base Certificate. (i) Within 45 days after the close of each quarterly accounting period in each fiscal year of the Borrower, a Borrowing Base Certificate, signed by an Authorized Financial Officer of the Borrower, calculating (in reasonable detail) the Borrowing Base as of the last day of such quarterly accounting period, (ii) at the time of the delivery of any Notice of Borrowing or

        Letter of Credit Request or any notice pursuant to Section 7.01(j), a revised Borrowing Base Certificate signed by an Authorized Financial Officer of the Borrower calculating (in reasonable detail) the Borrowing Base as of the date of such Notice of Borrowing or Letter of Credit Request (and after giving effect thereto) or such other notice and (iii) on any Addition Date or Release Date, a revised Borrowing Base Certificate signed by an Authorized Financial Officer of the Borrower calculating (in reasonable detail) the Borrowing Base as of such Addition Date or Release Date, as the case may be (in each case after giving effect thereto).

                  (d) Budgets. No later than 30 days prior to the first day of each fiscal year of the Borrower, budgets in form reasonably satisfactory to the Administrative Agent (including, in any event, budgeted statements of cash flow and Capital Expenditures and budgeted debt and cash balances) for such fiscal year prepared in detail, with respect to (x) the Borrower and its Subsidiaries, (y) each Borrowing Base Property and (z) all the Borrowing Base Properties, in each case accompanied by a statement of an Authorized Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate of the period covered thereby.

                  (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b), a certificate of an Authorized Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the REIT and its Subsidiaries were in compliance with the provisions of Sections 8.03, 8.04, 8.05 and 8.07 through 8.10, inclusive, at the end of such fiscal quarter or year, as the case may be.

                  (f) Notice of Default or Litigation. Promptly, and in any event within three Business Days after the President, the Chief Executive Officer, any Vice President or any Authorized Financial Officer of the REIT or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against the REIT or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT and its Subsidiaries taken as a whole, or the Borrower and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of the REIT or any of its Subsidiaries or (z) with respect to any Credit Document.

                  (g) Management Letters. Promptly after the receipt thereof by any Credit Party, a copy of any "management letter" received by such Credit Party from its certified public accountants and management's responses thereto.

                  (h) Other Reports and Filings. Promptly, and without duplication of any documents or information delivered pursuant to another clause of this Section 7.01, copies of all financial information, proxy materials and other information and reports, if any, which the REIT or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") (it being understood, however, that with respect to any preliminary filings made with the SEC, the REIT need only deliver a certificate describing such filing) and copies of all notices and reports which the REIT or any of its Subsidiaries shall deliver to holders of its material Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

                  (i) Environmental Matters. Promptly upon, and in any event within ten Business Days after the President, the Chief Executive Officer, any Vice President or any Authorized Financial Officer of the REIT or any of its Subsidiaries obtains knowledge thereof, notice of one or more of the following environmental matters:

                         (i) any pending or threatened Environmental Claim
                  against the REIT or any of its Subsidiaries or any borrower under a Mortgage Loan or any Real Property owned or operated by the REIT or any of its Subsidiaries or any Mortgage Loan Property;

                         (ii) any condition or occurrence on or arising from
                  any Real Property owned or operated by the REIT or any of its Subsidiaries or any Mortgage Loan Property that (a) results in non-compliance by the REIT or any of its Subsidiaries or any borrower under a Mortgage Loan with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against the REIT or any of its Subsidiaries or any borrower under a Mortgage Loan or any Real Property owned or operated by the REIT or any of its Subsidiaries or any Mortgage Loan Property;

                         (iii) any condition or occurrence on any Real
                  Property owned or operated by the REIT or any of its Subsidiaries or any Mortgage Loan Property that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability thereof under any Environmental Law; and

                         (iv) the taking of any removal or remedial action in
                  response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the REIT or any of its Subsidiaries or any Mortgage Loan Property as required by any Environmental Law or any governmental or other administrative agency.

         All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the response or proposed response thereto.

                  (j) Reduction of Borrowing Base Amounts. Promptly and in any event within five Business Days after the President, the Chief Executive Officer, any Vice President or any Authorized Financial Officer of the REIT or any of its Subsidiaries obtains knowledge thereof, notice of the occurrence or effectiveness of any event or condition that has caused, or could reasonably be expected to cause, the Borrowing Base Amount of any Borrowing Base Property or Borrowing Base Pledged Mortgage Loan to be reduced by more than the lesser of
        (x) $1,000,000 and (y) 5% of such Borrowing Base Amount, in each case together with a certificate of an Authorized Financial Officer of the Borrower setting forth (in reasonable detail) the nature of the respective event and/or condition.

                  (k) Annual Meetings with Banks. At the request of the Administrative Agent or the Required Banks, the Borrower shall, at least once during each fiscal year of the Borrower, hold a meeting (at a mutually agreeable location and time) with all of the Banks at which meeting the financial results of the previous fiscal year and the financial condition of the REIT and its Subsidiaries and the budgets presented for the current fiscal year of the REIT and its Subsidiaries shall be reviewed, with each Bank bearing its own travel, lodging, food and other costs associated with attending any such meeting.

                  (l) Mortgage Loan Defaults. Promptly and in any event within three Business Days after the President, the Chief Executive Officer, any Vice President or any Authorized Financial Officer of the REIT or any of its Subsidiaries obtains knowledge thereof, notice of the occurrence of any default or event of default under and as defined or described in any of the Pledged Mortgage Loan Documents.

                  (m) Borrowing Base Pledged Mortgage Loans. Promptly, and in any event within five Business Days of receipt of any financial information, including budgets, relating to any Mortgage Loan securing a Borrowing Base Pledged Mortgage Loan, copies of such financial information.

                  (n) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the REIT and/or any of its Subsidiaries as the Administrative Agent or any Bank (through the Administrative Agent) may reasonably request.

                  7.02 Books, Records and Inspections. The REIT will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The REIT will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect, upon reasonable advance notice, during regular business hours and under guidance of officers of the REIT or such Subsidiary, any of the properties of the REIT or any of its Subsidiaries, and to examine the books of account of the REIT and any of its Subsidiaries and discuss the affairs, finances and accounts of the REIT and any of its Subsidiaries with, and be advised as to the same by, its and their respective Presidents, Chief Executive Officers, Vice Presidents, Authorized Financial Officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any Bank may reasonably request, provided that any Bank's rights under this Section 7.02 may not be exercised more than once in any fiscal quarter of the Borrower.

                  7.03 Maintenance of Property; Insurance. (a) Schedule
VI sets forth a true and complete listing of all insurance maintained by, or on behalf of, the REIT and its Subsidiaries as of the Effective Date. The REIT will, and will cause each of its Subsidiaries and the Operating Lessees and Managers to, (i) keep all property necessary in its business (including, in any event, each Borrowing Base Property) in good working order and condition and (ii) furnish to the Administrative Agent, upon written request, information evidencing the insurance carried. In addition to the requirements of the immediately preceding sentence, the REIT will, and will cause each of its Subsidiaries and the Operating Lessees and Managers to, at all times cause
(I) insurance coverage to be issued by an insurer (x) authorized to issue such insurance in all applicable jurisdictions and (y) having an "A-" or better rating as established by A.M. Best Company and with a financial size rating of VII or larger as established by A.M. Best Company (or another financial size rating reasonably acceptable to the Administrative Agent considering market conditions) and (II) insurance with at least the coverages set forth below to be continuously maintained:

                  (i) Property insurance including coverage for business interruption and/or rental income covering all Borrowing Base Properties including, but not limited to, any alterations, Improvements or additions thereto. All such insurance coverage shall be written on the so-called "All Risk of Physical Loss" basis and include the perils of fire, lightning, windstorm, sprinkler leakage, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, malicious mischief, terrorist acts, aircraft, vehicle, smoke, sinkhole (which in the case of a Borrowing Base Property located in the State of California, is covered by earthquake insurance) and collapse in an amount equal to at least 100% of the full replacement cost of the respective property (other than in respect of the foundation and excavation);

                  (ii) Boiler and machinery insurance covering all boilers, boiler tanks, pressure vessels, auxiliary piping, heating and air conditioning equipment and similar apparatus located in or about the Borrowing Base Properties in such amounts as are generally carried by risks of the nature of the respective property;

                  (iii) Flood insurance to the extent available under the National Flood Insurance Program, against damage or loss by flood if any Borrowing Base Property is located in an area now or in the future designated "A" or "V" FIRM Zones as defined in the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994 and any modifications of such acts to the full amount available under such acts or programs;

                  (iv) Earthquake insurance against the peril of earthquake and earth movement if any Borrowing Base Property is located in

        California or any other area at high risk of earthquake on such basis and amounts as shall be reasonably determined by the Administrative Agent;

                  (v) Liability insurance on a Comprehensive General Liability Occurrence format in an amount of at least $1,000,000 combined bodily injury and property damage per occurrence and $3,000,000 in the annual aggregate amount per Borrowing Base Property. Such insurance coverage shall protect both the REIT and its Subsidiaries and the Collateral Agent against claims for bodily injury including death, property damage, personal injury, advertising injury, contractual liability, products and completed operations liability arising out of or connected with the possession, use, operation, leasing, maintenance, construction, alteration or renovation of each Borrowing Base Property. If any of the coverages referred to in this clause (v) are obtained under a so-called "blanket" policy with more than one property covered, the policy shall contain a so-called "individual aggregate per location or project" endorsement;

                  (vi) Umbrella or excess liability insurance on an occurrence basis in the amount of at least $100,000,000 per occurrence covering both the REIT and its Subsidiaries and the Collateral Agent against claims for damages in excess of all primary liability policies;

                  (vii) Statutory workers' compensation insurance or a qualified self insurer (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by, or on behalf of, the REIT and its Subsidiaries), in statutory amounts as required by law (including employer's liability insurance); and

                  (viii) Such other insurance against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally available and required by institutional lenders for properties comparable to the respective Borrowing Base Property.

With respect to insurance of the types described above in this Section 7.03(a) for non-Borrowing Base Properties and Mortgage Loan Properties (including Mortgage Loan Properties securing Borrowing Base Pledged Mortgage Loans), such insurance shall be in at least such amounts and insure against at least such risks as are consistent with industry practice for similarly situated properties.

                  (b) The REIT and the Borrower will, and will cause each of the Subsidiary Guarantors and/or each Operating Lessee or Manager to, at all times keep the respective Borrowing Base Properties (and all equipment, fixtures, improvements and other personalty relating thereto) insured in favor of the Collateral Agent, and all policies or certificates with respect to such insurance (and any other insurance maintained by, or on behalf of, the REIT, the Borrower or any Subsidiary Guarantor) (i) shall name the Collateral Agent as loss payee or as an additional insured, as its respective interest may appear, (ii) shall state that such insurance policies shall not be canceled or materially changed without at least 30 days' prior written notice thereof (or at least 10 days' prior written notice thereof in the case of non-payment of premium) by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors,
(iv) shall contain the standard non-contributory mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage,
(v) shall, with respect to first party property insurance and business interruption insurance, provide that any losses shall be payable to the Collateral Agent notwithstanding (A) any act or neglect of the REIT, the Borrower, any Subsidiary Guarantor or any Operating Lessee or Manager, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the Collateral Agent.

                  (c) If the REIT, the Borrower, any of the Subsidiary Guarantors or any Operating Lessee or Manager shall fail to maintain all insurance in accordance with this Section 7.03, or if the REIT, the Borrower, any of the Subsidiary Guarantors or any Operating Lessee or Manager shall fail to so name the Collateral Agent as an additional insured or as a loss payee or so deposit all certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon at least 10 days' notice to the Borrower, to procure such insurance, and the REIT and the Borrower agree to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance.

                  7.04 Corporate Franchises. The REIT will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 7.04 shall prevent (i) any of the transactions permitted in accordance with Section 8.02 or (ii) the withdrawal by the REIT or any of its Subsidiaries of its qualification as a foreign corporation, partnership or limited liability company, as the case may be, in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  7.05 Compliance with Statutes, etc. The REIT will, and will cause each of its Subsidiaries and each Operating Lessee and each Manager to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, including, without limitation, any requirements of any federal, state or local department of health, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole. The REIT will, and will cause each of its Subsidiaries and each Operating Lessee and each Manager to, (x) maintain in good standing all licenses, certifications, accreditations and other approvals applicable to it or to any Property which it owns, leases, manages or operates and (y) maintain a standard of care for the patients or residents of each such Property at all times at the level necessary to ensure quality care for such patients or residents.

                  7.06 Compliance with Environmental Laws. (a) The REIT will comply, and will cause each of its Subsidiaries and each Operating Lessee and each Manager to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by the REIT or any of its Subsidiaries, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws.

                  (b) At the written request of the Administrative Agent or the Required Banks, which request shall specify in reasonable detail the basis therefor, at any time and from time to time after (i) the Obligations have been declared due and payable pursuant to Section 9, (ii) the Administrative Agent receives notice under Section 7.01(i) of any event for which notice is required to be delivered for any Real Property or (iii) the REIT or any of its Subsidiaries are not in compliance with Section 7.06(a) with respect to any Real Property, the REIT and the Borrower will provide, at their sole cost and expense, an environmental site assessment report concerning any such Real Property now or hereafter owned or operated by the REIT or any of its Subsidiaries, prepared by an environmental consulting firm reasonably approved by the Administrative Agent, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If the REIT or the Borrower fails to provide the same within 90 days after such request was made, the Administrative Agent may order the same, and the REIT and the Borrower shall grant and hereby grant to the Administrative Agent and the Banks and their agents access to such Real Property and specifically grant the Administrative Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

                  7.07 ERISA. Except to the extent that a different reporting obligation is set forth elsewhere in this Agreement in connection with the events described in this Section 7.07, within 15 Business Days after the REIT, any Subsidiary of the REIT or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events, the REIT will deliver to the Administrative Agent a certificate of an Authorized Financial Officer of the REIT setting forth the material details as to such occurrence and the action, if any, that the REIT, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the REIT, the Borrower, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: (i) except as would not be material, that a Reportable Event has occurred (except to the extent that the REIT has previously delivered to the Administrative Agent a certificate and notices (if any) concerning such event pursuant to the next clause hereof); (ii) that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation
Section 4043.61 (without regard to subparagraph (b)(1) thereof), and a material event described in subsection .62,.63,.64,.65,.66,.67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days, provided, however, that with respect to the obligation to report under this clause 7.07(ii), the REIT is not required to report to the Administrative Agent earlier than the REIT, Subsidiary or ERISA Affiliate is required to report to the PBGC; (iii) that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may reasonably be expected to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or
Section 303 or 304 of ERISA with respect to a Single Employer Plan; (iv) except as would not be material, that any contribution required to be made by the REIT, any Subsidiary of the REIT or any ERISA Affiliate to a Plan has not been timely made; (v) that a Plan or, to the best knowledge of the REIT or the Borrower, Multiemployer Plan has been or may reasonably be expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (vi) except as would not be material, that a Plan has an Unfunded Current Liability; (vii) that proceedings may reasonably be expected to be or have been instituted by the PBGC to terminate or appoint a trustee to administer a Plan or to the best knowledge of the REIT or the Borrower, a Multiemployer Plan; (viii) except as would not be material, that a proceeding has been instituted against the REIT, the Borrower, any Subsidiary of the REIT or the Borrower or any ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; (ix) that the REIT, any Subsidiary of the REIT or any ERISA Affiliate will or will reasonably be expected to incur or has incurred any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA, or with respect to a Plan or Multiemployer Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA, or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code under Section 4980B of the Code; or (x) that the REIT, the Borrower, or any Subsidiary of the REIT or the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) of the REIT or any of its Subsidiaries that is not tax-qualified under Section 401(a) of the Code. The REIT will deliver to the Administrative Agent (with sufficient copies for each Bank) (i) a complete copy of the annual report (Form 5500) of each Single Employer Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed by the REIT or any of its Subsidiaries with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of annual reports and any material notices received by the REIT, the Borrower, any Subsidiary of the REIT or the Borrower or any ERISA Affiliate with respect to any Plan or Multiemployer Plan shall be delivered to the Administrative Agent (with sufficient copies for each Bank) no later than 15 Business Days after the date such report has been filed with the Internal Revenue Service or such notice has been received by the REIT, the Borrower, such Subsidiary or such ERISA Affiliate, as applicable.

                  7.08 End of Fiscal Years; Fiscal Quarters. The REIT and the Borrower will cause (i) the fiscal year of each Credit Party to end on December 31 and (ii) the fiscal quarter of each Credit Party to end on March 31, June 30, September 30 and December 31.

                  7.09 Performance of Obligations. The REIT will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each Operating Lease, Management Agreement, Pledged Mortgage Loan Document, ground lease, mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it or any Real Property owned or leased by the REIT or any of its Subsidiaries is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

                  7.10 Payment of Taxes. The REIT will, and will cause each of its Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which any penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a lien or charge upon any properties of the REIT or any such Subsidiary; provided that neither the REIT nor any such Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings as long as it maintains adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                  7.11 Certain Requirements with Respect to Acquisitions of Borrowing Base Properties and Provision or Purchase of Borrowing Base Pledged Mortgage Loans. Unless the Required Banks otherwise agree in writing with respect to any Borrowing Base Property acquired after the Effective Date or any Borrowing Base Pledged Mortgage Loan provided or purchased after the Effective Date, prior to or, if specified below, concurrently with the Addition Date for any (x) Property which shall constitute a Borrowing Base Property or (y) Mortgage Loan which shall constitute a Borrowing Base Pledged Mortgage Loan, and in any event within the time periods specified below, the Borrower shall furnish to the Administrative Agent (with sufficient copies for each of the Banks, which the Administrative Agent will promptly forward to each of the Banks):

                  (i) at least 15 days prior to the Addition Date for such Borrowing Base Property or such Borrowing Base Pledged Mortgage Loan, an Information Package relating to such Borrowing Base Property or such Borrowing Base Pledged Mortgage Loan, together with an Appraisal dated not more than 90 days prior to the Addition Date of such

        Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan, as applicable;

                  (ii) on the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, (x) with respect to a Borrowing Base Property, fully executed counterparts of a Mortgage, in form and substance satisfactory to the Administrative Agent, encumbering such Borrowing Base Property and securing the full amount of the Total Commitment (or, after the termination thereof, all outstanding Loans and Letter of Credit Outstandings at such time) (provided, that in any jurisdiction in which there is a mortgage recording tax, such Mortgage shall secure the Loans and Letter of Credit Outstandings in an amount equal to 125% of the Appraised Value of such Borrowing Base Property), together with evidence that counterparts of such Mortgage have been delivered to the title insurance company insuring the Lien thereof on such Borrowing Base Property for recording in all places to the extent necessary to effectively create a valid and enforceable first priority mortgage lien on such Borrowing Base Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, or (y) with respect to a Borrowing Base Pledged Mortgage Loan, fully executed counterparts of a Collateral Assignment, in form and substance satisfactory to the Administrative Agent, encumbering such Borrowing Base Pledged Mortgage Loan and securing the full amount of the Total Commitment (or, after termination thereof, all outstanding Loans and Letter of Credit Outstandings at such time) (provided, that in any jurisdiction in which there is a recording tax imposed on the Collateral Assignment, such Collateral Assignment shall secure the Loans and Letter of Credit Outstandings in an amount equal to at least the original principal amount of such Borrowing Base Pledged Mortgage Loan), together with evidence that counterparts of such Collateral Assignment have been delivered to the title insurance company insuring the Lien of the related Pledged Mortgage Loan Documents for recording in all places to the extent necessary to effectively create a valid and enforceable first priority lien on such Borrowing Base Pledged Mortgage Loan in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

                  (iii) on the Addition Date for (x) such Borrowing Base Property, a Mortgage Policy on such Borrowing Base Property issued by title insurers (and with such endorsements, reinsurance and co-insurance as is) satisfactory to the Administrative Agent, in amounts satisfactory to the Administrative Agent, insuring to the Collateral Agent that the Mortgage on such Borrowing Base Property is a valid and enforceable first priority mortgage lien on such Borrowing Base Property, free and clear of all defects and encumbrances except Permitted Encumbrances and such Mortgage Policy shall otherwise be in form and substance satisfactory to the Administrative Agent, or (y) any such Borrowing Base Pledged Mortgage Loan, an endorsement to the mortgagee title insurance policy covering such Borrowing Base Pledged Mortgage Loan, in form and substance satisfactory to the Administrative Agent, showing the Collateral Agent as first priority collateral assignee of such Borrowing Base Pledged Mortgage Loan and an additional insured under such policy (as its interests may appear);

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

                  (iv) on the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, a recent survey of such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan, as applicable, certified by a licensed professional surveyor, which survey, certification and surveyor shall be satisfactory to the Administrative Agent;

                  (v) in the case of any Borrowing Base Property that is a Leasehold or any Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan that is a Leasehold, at least 15 days prior to the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, as the case may be, a true and correct copy of such ground lease, which shall be satisfactory to the Administrative Agent, and on the Addition Date for such Borrowing Base Property or Borrowing Pledged Mortgage Loan, an estoppel certificate and, to the extent required by the Administrative Agent, a landlord waiver, in each case from the fee owner/ground lessor, which ground lease, estoppel certificate and landlord waiver shall be in form and substance satisfactory to the Administrative Agent;

                  (vi) at least 15 days prior to the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan (other than a construction loan), a certificate of occupancy (together with such other proof of compliance with Legal Requirements as the Administrative Agent shall reasonably require) in form and substance satisfactory to the Administrative Agent with respect to such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan, as applicable;

                  (vii) at least 15 days prior to the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, Phase I (and to the extent reasonably determined to be necessary by the Administrative Agent, Phase II) environmental assessments dated no more than ninety days prior to the Addition Date on such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan, as applicable, from an independent environmental firm, certified to and in form, scope and substance satisfactory to the Administrative Agent (each, an "Environmental Report");

                  (viii) at least 15 days prior to the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan (other than a construction loan), engineering reports dated no more than ninety days prior to the Addition Date on such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan, as applicable, prepared by an independent engineering firm, certified to and in form, scope and substance satisfactory to the Administrative Agent (each, an "Engineering Report");

                  (ix) at least 15 days prior to the Addition Date for such Borrowing Base Property, (A) if such Borrowing Base Property is not a medical office building, a true and correct copy of the Operating Lease for such Borrowing Base Property and (B) the Management Agreement, if any, for such Borrowing Base Property, which Operating Lease and/or Management Agreement shall be in form and substance satisfactory to the Administrative Agent (it being understood and agreed by the parties hereto that each Borrowing Base Property that is not a medical office building shall be leased to an Operating Lessee pursuant to an Operating Lease);

                  (x) in the case of a Borrowing Base Pledged Mortgage Loan,
(A) at least 15 days prior to the Addition Date for such Borrowing Base Pledged Mortgage Loan, copies of the Pledged Mortgage Loan Documents relating thereto, which shall be satisfactory to the Administrative Agent, and (B) on the Addition Date for such Borrowing Base Pledged Mortgage Loan, the original Pledged Mortgage Loan Documents, including, without limitation, the mortgage note evidencing such Borrowing Base Pledged Mortgage Loan duly endorsed in blank;

                  (xi) on the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, an opinion of local counsel reasonably satisfactory to the Administrative Agent, which shall cover the enforceability and perfection of the security interests granted pursuant to the related Mortgage or Collateral Assignment, as applicable, and such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request;

                  (xii) on the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, true and correct copies of all material contracts, licenses and permits for such Borrowing Base Property or for the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan, as applicable;

                  (xiii) on the Addition Date (A) with respect to a Borrowing Base Property, a certificate of an Authorized Officer of the Borrower certifying (x) the cost to acquire the respective Borrowing Base Property, (y) the purchase of related working capital in connection with the acquisition of such Borrowing Base Property, and (z) the amount expected to be used to pay fees and expenses in connection with the acquisition of such Borrowing Base Property, and (B) with respect to a Borrowing Base Pledged Mortgage Loan, a certificate of an Authorized Officer of the Borrower certifying (w) the identity of the borrower under and the guarantor of such Borrowing Base Pledged Mortgage Loan, (x) the original principal balance and, if different, the maximum principal balance of such Borrowing Base Pledged Mortgage Loan,
(y) the maturity date, the interest rate and amortization schedule, if any, applicable to such Borrowing Base Pledged Mortgage Loan and (z) the amount expected to be used to pay fees and expenses in connection with the provision or purchase of such Borrowing Base Pledged Mortgage Loan;

                  (xiv) with respect to a Borrowing Base Property or a Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan that, in either case, is a medical office building or otherwise contains space tenants, not less than 15 days prior to the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, a rent roll for such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan, as applicable, certified by an Authorized Officer of the Borrower to be true, complete and correct, together with true and correct copies of all leases or other occupancy agreements listed thereon, which rent roll and leases shall be satisfactory to the Administrative Agent;

                  (xv) either (1) evidence reasonably satisfactory to the Administrative Agent (which may be included as part of the survey delivered pursuant to clause (iv) of this Section 7.11) indicating that such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan is not located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or (2) if any such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then a copy of the certificate of insurance evidencing the underlying flood insurance policy, which underlying policy shall be in accordance with Section 7.03 and in accordance with the National Flood Insurance Act of 1968, as amended;

                  (xvi) a certificate of insurance evidencing that there has been obtained insurance coverage for such Borrowing Base Property or the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan which satisfies the requirements of Section 7.03 and all of such coverage is in full force and effect;

                  (xvii) in the case of any Borrowing Base Property that is not wholly-owned by the Borrower or by any wholly-owned Subsidiary of the Borrower, a consent, in form and substance satisfactory to the Administrative Agent, from each of the minority owners of such Borrowing Base Property (or in the Subsidiary of the Borrower that owns such Borrowing Base Property) consenting to the granting of a Mortgage on such Borrowing Base Property and in the related personal property and, to the extent that such Borrowing Base Property is owned by a Subsidiary of the Borrower, to the entering into by such Subsidiary of the Security Agreement, the Pledge Agreement, the Pledge and Security Agreement, the Subsidiaries Guaranty and any documents related to the foregoing;

                  (xviii) not less than 15 days prior to the Addition Date for any Borrowing Base Pledged Mortgage Loan that is a construction loan, (i) all construction budgets, plans and specifications, construction contracts, As-Built Appraisals, Pro forma cash flows, architects agreements, construction management agreements and other material construction-related documents and materials relating thereto as the Administrative Agent or any Bank (through the Administrative Agent) may reasonably request, all of which materials shall be satisfactory to the Administrative Agent and (ii) evidence satisfactory to the Administrative Agent that a construction consultant satisfactory to the Administrative Agent has been engaged by the Borrower to manage the construction of the related Mortgage Loan Property through completion thereof;

                  (xix) not less than 15 days prior to the Addition Date for such Borrowing Base Pledged Mortgage Loan, an estoppel certificate from the borrower under such Borrowing Base Pledged Mortgage Loan (i) identifying each of the related Pledged Mortgage Loan Documents and any amendments thereto, and stating that such Pledged Mortgage Loan Documents have not been modified or amended, (ii) stating that the Pledged Mortgage Loan Documents are in full force and effect in accordance with their terms, and that no default exists thereunder,
        (iii) setting forth the outstanding principal balance of such Borrowing Base Pledged Mortgage Loan and the date through which interest has been paid thereon, and (iv) addressing such other matters with respect to such Borrowing Base Pledged Mortgage Loan as the Administrative Agent may reasonably request;

                  (xx) not less than 15 days prior to the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, all of such other documents, instruments and information relating thereto as the Administrative Agent or any Bank (acting through the Administrative Agent) may reasonably request in order to complete its credit underwriting and due diligence review of such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan to its satisfaction in its sole discretion, all of which documents, instruments and information shall be satisfactory to the Administrative Agent and the Banks;

                  (xxi) on the Addition Date for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, (A) a certificate of an Authorized Officer of the Borrower certifying that, as of the Addition Date and after giving effect to (x) the acquisition of such Borrowing Base Property or the provision or purchase of such Borrowing Base Pledged Mortgage Loan, as applicable, (y) the inclusion of such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan in the Borrowing Base and (z) the incurrence of Loans or the issuance of Letters of Credit, if any, on the Addition Date, the representations and warranties of the REIT and its Subsidiaries set forth in Section 6 and elsewhere in the Credit Documents are true, complete and correct in all material respects, and (B) a Borrowing Base Certificate from an Authorized Financial Officer of the Borrower certifying that, as of the Addition Date and after giving effect to (x) the acquisition of such Borrowing Base Property or the provision or purchase of such Borrowing Base Pledged Mortgage Loan, as applicable, (y) the inclusion of such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan in the Borrowing Base and (z) the incurrence of Loans or the issuance of Letters of Credit, if any, on the Addition Date, the total outstanding principal amount of all Loans and Letter of Credit Outstandings will not exceed the Borrowing Base then in effect; and

                  (xxii) the Required Banks and the Administrative Agent shall have approved the inclusion of such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan in the Borrowing Base.

                  7.12 Certain Partnerships. The REIT and the Borrower will ensure that at all times either the Borrower or a wholly-owned Subsidiary of the Borrower that is a Subsidiary Guarantor is the sole general partner of any Subsidiary Guarantor that is a partnership.

                  7.13 Operating Leases; Management Agreements and Pledged Mortgage Loan Documents. The REIT will take, and will cause each of its Subsidiaries to take, all action necessary to ensure that all Operating Leases, Management Agreements and Pledged Mortgage Loan Documents remain in full force and effect in accordance with their terms. The REIT will not, and will cause each of its Subsidiaries not to, suffer or permit any modification, amendment or termination of any Operating Lease, Management Agreement or Pledged Mortgage Loan Document without obtaining the prior consent of the Administrative Agent (which consent will not be unreasonably withheld or delayed), except in the case of a termination of an Operating Lease or a Management Agreement in accordance with its terms following a default by the Operating Lessee or Manager thereunder. In the event of a termination of an Operating Lease or a Management Agreement in accordance with the preceding sentence, the REIT will take, and will cause each of its Subsidiaries to take, all action necessary to obtain, prior to the effective date of such termination, a replacement Operating Lessee or Manager, as the case may be, satisfactory to the Administrative Agent, who shall be engaged pursuant to an Operating Lease or Management Agreement, as the case may be, satisfactory to the Administrative Agent. The REIT will, and will cause each of its Subsidiaries to, enforce all material terms and provisions of the Operating Leases, the Management Agreements and the Pledged Mortgage Loan Documents. Any breach by the REIT or any of its Subsidiaries of the provisions of this
Section 7.13 constitutes a Special Mandatory Repayment Event.

                  7.14 Lien Waivers; etc. Within 60 days after the making of any Loan or the issuance of any Letter of Credit the proceeds of which were used to pay contractors for renovations or improvements theretofore made on any Borrowing Base Property, the Borrower shall deliver to the Administrative Agent (x) lien waivers in form and substance reasonably satisfactory to the Administrative Agent from the contractor or contractors that have made such renovations or improvements and (y) at the reasonable request of the Administrative Agent, an endorsement to such Mortgage Policy insuring that the priority of the Mortgage on such Borrowing Base Property is not affected by such renovations or improvements.

                  7.15 Appraisals. If the Administrative Agent or the Required Banks shall advise the Borrower by written notice that the Administrative Agent or the Required Banks reasonably believe that the value of one or more Borrowing Base Properties or Mortgage Loan Properties securing Borrowing Base Pledged Mortgage Loans has been materially and adversely affected, for any reason, since the date of the most recent Appraisal thereof, promptly thereafter the Borrower will cause the preparation and delivery to the Administrative Agent of a new Appraisal of each such Borrowing Base Property or Mortgage Loan Property dated not more than 30 days prior to the date of such delivery.

                  7.16 Casualty and Condemnation; Restoration. (a) Upon the occurrence of any Casualty Event affecting all or any portion of any Borrowing Base Property, whether or not covered by insurance, which will cost (or may reasonably be expected to cost) 25% or more of the Borrowing Base Amount for such Borrowing Base Property to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, (i) the Borrower shall promptly deliver to the Administrative Agent written notice of the same which shall, among other things, describe such Casualty Event, and (ii) to the extent that the respective Credit Party elects to Restore such Borrowing Base Property, as soon as practicable but in any event prior to the commencement of Restoration of such Borrowing Base Property, the Borrower shall deliver to the Administrative Agent a Notice of Renovation/Restoration in the form of Exhibit S.

                  (b) The Administrative Agent, on behalf of the Secured Creditors, is hereby authorized, at its option, to collect and receive all Insurance Proceeds in respect of a Borrowing Base Property (other than Insurance Proceeds attributable to workers' compensation and liability insurance) and to give proper receipts and acquittances therefor; provided, however, that (x) if no Event of Default shall have occurred and be continuing, the Borrower shall have the right to direct the Administrative Agent to apply Insurance Proceeds in accordance with Sections 7.16(e) and (f) and (y) if no Event of Default shall have occurred and be continuing, to the extent not inconsistent with the requirements of Sections 7.16 (e) and (f), the Borrower shall have the right to direct the Administrative Agent (1) to pay to the Borrower or the other applicable Credit Party all Insurance Proceeds with respect to any Casualty Event affecting a Borrowing Base Property which will cost (or may reasonably be expected to cost) less than 25% of the Borrowing Base Amount for such Borrowing Base Property to Restore and
(2) to pay to the Borrower or the other applicable Credit Party all proceeds of any related business interruption insurance as, and to the extent, requested by the Borrower. If, prior to the receipt by the Administrative Agent of such Insurance Proceeds, any Borrowing Base Property shall have been transferred upon foreclosure of the applicable Mortgage (or by deed in lieu thereof) or other Security Document, the Administrative Agent shall have the right to receive such Insurance Proceeds to the extent (x) such Insurance Proceeds are attributable to a Casualty Event occurring prior to foreclosure or delivery of any deed in lieu thereof and (y) of any deficiency attributable to such Borrowing Base Property found to be due upon such sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by the Administrative Agent in connection with the collection of such Insurance Proceeds. The Administrative Agent may, but shall not be obligated to, make proof of loss if not made promptly by the applicable Credit Party. During the continuance of any Event of Default, the Administrative Agent is hereby authorized and empowered by the Borrower and each other Credit Party to settle, adjust or compromise any claims for damage, destruction or loss thereunder in good faith, with or without the consent of any Credit Party (and each of the Borrower and each other Credit Party hereby irrevocably appoints and constitutes the Administrative Agent as its lawful attorney-in-fact, coupled with an interest and with full power of substitution, for the purpose of settling, adjusting or compromising any such claims with respect to any Borrowing Base Property). In no event shall any Credit Party settle, adjust or compromise any claim for Insurance Proceeds in respect of any Borrowing Base Property of 25% or more of the Borrowing Base Amount for such Borrowing Base Property without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, conditioned or delayed; provided, that this provision shall not restrict the right of the lessor under any ground lease applicable to such Borrowing Base Property (1) to settle, adjust or compromise any claim for Insurance Proceeds to the extent such lessor is granted the power to do so under such ground lease or (2) to approve any settlement, adjustment or compromise of any claim for Insurance Proceeds to the extent the approval of such lessor is required under such ground lease. Subject to the requirements of any ground lease affecting any Borrowing Base

Property, each insurance company concerned is hereby authorized and directed to make payment of all Insurance Proceeds in respect of each of the Borrowing Base Properties payable by it directly to the Administrative Agent. If any Credit Party receives any Insurance Proceeds resulting from such Casualty Event in respect of any Borrowing Base Property, such Credit Party shall (subject to the requirements of any ground lease affecting such Borrowing Base Property) promptly endorse and transfer such Insurance Proceeds to the Administrative Agent and each Credit Party covenants that until so paid over to the Administrative Agent, such Credit Party shall hold such Insurance Proceeds in trust for the benefit of the Administrative Agent and shall not commingle such Insurance Proceeds with any other funds or assets of such Credit Party or any other Person.

                  (c) The Borrower will promptly deliver written notice to the Administrative Agent upon obtaining knowledge of the institution, or the proposed institution, of any bona fide action or proceeding for the Taking of all or any portion of any Borrowing Base Property. The Administrative Agent shall have the right to participate in any negotiation, action or proceeding relating to any such action or proceeding affecting any Borrowing Base Property, and no settlement or compromise of any claim of 25% or more of the Borrowing Base Amount for such Borrowing Base Property in connection with any such action or proceeding shall be made without the consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that this provision shall not restrict the right of the lessor under any ground lease applicable to such Borrowing Base Property (1) to settle or compromise any such claim to the extent such lessor is granted the power to do so under such ground lease or (2) to approve any settlement or compromise of any such claim to the extent the approval of such lessor is required under such ground lease. Upon the occurrence of any partial Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) 25% or more of the Borrowing Base Amount for such Borrowing Base Property to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, as soon as practicable thereafter but in any event prior to the commencement of any Restoration of such Borrowing Base Property, the Borrower shall deliver to the Administrative Agent a Notice of Renovation/Restoration in the form attached hereto as Exhibit S.

                  (d) The Administrative Agent, on behalf of the Secured Creditors, is hereby authorized, at its option, to collect and receive all Condemnation Proceeds in respect of each of the Borrowing Base Properties and to give proper receipts and acquittances therefor; provided that, (x) if no Event of Default shall have occurred and be continuing, the Borrower shall have the right to direct the Administrative Agent to apply Condemnation Proceeds in accordance with Sections 7.16(e) and (f), and (y) if no Event of Default shall have occurred and be continuing, to the extent not inconsistent with the requirements of Sections 7.16(e) and (f), the Borrower shall have the right to direct the Administrative Agent to pay to the Borrower or the other applicable Credit Party all Condemnation Proceeds with respect to a Taking affecting a Borrowing Base Property which will cost (or may reasonably be expected to cost) less than 25% of the Borrowing Base Amount for such Borrowing Base Property to Restore. If, prior to the receipt by the Administrative Agent of such Condemnation Proceeds, the portion of the Borrowing Base Property subject to such action or proceeding shall have been sold upon foreclosure of the applicable Mortgage (or by deed in lieu thereof) or other Security Document, the Administrative Agent shall have the right to receive such Condemnation Proceeds to the extent (x) such Condemnation

Proceeds are attributable to a Taking occurring prior to foreclosure or delivery of any deed in lieu thereof and (y) of any deficiency attributable to such Borrowing Base Property found to be due upon such sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by the Administrative Agent in connection with the collection of such Condemnation Proceeds. The Administrative Agent may, but shall not be obligated to, make proof of loss if not made promptly by the applicable Credit Party. During the continuance of any Event of Default, the Administrative Agent is hereby authorized and empowered by the Borrower and each other Credit Party to settle, adjust or compromise any claims for Condemnation Proceeds with or without the consent of any Credit Party (and each of the Borrower and each other Credit Party hereby irrevocably appoints and constitutes the Administrative Agent as its lawful attorney-in-fact, coupled with an interest and with full power of substitution, for the purpose of settling, adjusting or compromising any such claims with respect to any Borrowing Base Property). In no event shall any Credit Party settle, adjust or compromise any claim for Condemnation Proceeds in respect of any Borrowing Base Property of 25% or more of the Borrowing Base Amount for such Borrowing Base Property or more without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, conditioned or delayed; provided, that this provision shall not restrict the right of the lessor under any ground lease applicable to such Borrowing Base Property (1) to settle or compromise any claim for Condemnation Proceeds to the extent such lessor is granted the power to do so under such ground lease or (2) to approve any settlement or compromise of any claim for Condemnation Proceeds to the extent the approval of such lessor is required under such ground lease. Subject to the requirements of any ground lease affecting any Borrowing Base Property, each condemnor concerned is hereby authorized and directed to make payment of all Condemnation Proceeds in respect of each of the Borrowing Base Properties payable by it directly to the Administrative Agent. If any Credit Party receives any Condemnation Proceeds resulting from such condemnation in respect of any Borrowing Base Property, such Credit Party shall (subject to the requirements of any ground lease affecting such Borrowing Base Property) promptly endorse and transfer such Condemnation Proceeds to the Administrative Agent and each Credit Party covenants that until so paid over to the Administrative Agent, such Credit Party shall hold such Condemnation Proceeds in trust for the benefit of the Administrative Agent and shall not commingle such Condemnation Proceeds with any other funds or assets of such Credit Party or any other Person.

                  (e) In the event of any Casualty Event or Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) 25% or more of the Borrowing Base Amount for such Borrowing Base Property to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, the Borrower shall elect by written notice delivered to the Administrative Agent as soon as practicable thereafter, but in any event before the earlier of (x) 30 days after the occurrence of such Casualty Event or Taking and (y) the commencement of the Restoration of such Borrowing Base Property, either:

                  (i) to remove such Borrowing Base Property from the calculation of the Borrowing Base, prepay the Loans in an amount equal to the Release Price with respect to such Borrowing Base Property pursuant to Section 3.02(d) in the manner set forth in Sections

        3.02(e) and (f) (which prepayment may be made with the respective Net Insurance/Condemnation Proceeds to the extent same are available to the Borrower or any of its Subsidiaries or the Collateral Agent) and not Restore such Borrowing Base Property (or Restore such Borrowing Base Property to the extent then permitted by Section 8.07 in respect of non-Borrowing Base Properties); or

                  (ii) if all the following conditions shall be satisfied, to Restore such Borrowing Base Property pursuant to subsection 7.16(f):

                           (A) the Maturity Date shall not have occurred;

                           (B) no Default or Event of Default shall have
                  occurred and be continuing or would be caused by such Restoration;

                           (C) the Borrower is in compliance in all respects
                  with the provisions of Section 7.16(f);

                           (D) the Administrative Agent shall have determined,
                  in its reasonable discretion and after considering such written opinions of architects and engineers and other written information as the Borrower shall timely deliver to the Administrative Agent, that Restoration of such Borrowing Base Property is, under the circumstances then existing, physically and economically feasible and can be completed in accordance with Section 7.16(f) on or before a date not later than six months prior to the Maturity Date;

                           (E) the Credit Parties shall have business
                  interruption insurance complying with Section 7.03 in an amount at least equal to the reduction in revenues of such Borrowing Base Property, if any, which the Borrower reasonably expects to suffer during the period of Restoration;

                           (F) the Credit Parties shall have complied with all
                  notices and other requirements under any Operating Lease or ground lease affecting such Borrowing Base Property that must be satisfied in respect of such Restoration, such Restoration is permitted under the terms of such Operating Lease or ground lease and such Operating Lease or ground lease remains in full force and effect; and

                           (G) either (1) the Net Insurance/Condemnation
                  Proceeds shall be sufficient to complete the costs of such Restoration, as determined by the Administrative Agent in its reasonable discretion, or (2) in the event that the Administrative Agent determines that such Net Insurance/Condemnation Proceeds are insufficient to complete the costs of such Restoration, the Credit Parties shall have provided a cash deposit for the amount of any shortfall in the amount of Net Insurance/Condemnation Proceeds necessary to cover the costs to complete such Restoration.

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

If the Credit Parties shall fail to satisfy the conditions set forth in clause
(ii) of the preceding sentence or in Section 7.16(f) with respect to the related Borrowing Base Property, or shall fail to diligently and continuously prosecute the Work to completion (other than as a result of Excusable Delay), as determined by the Administrative Agent, in its reasonable discretion, then such Borrowing Base Property shall be removed from the calculation of the Borrowing Base, the Borrower shall prepay the Loans in an amount equal to the Release Price with respect to such Borrowing Base Property and, subject to the terms of any ground lease, the Administrative Agent shall apply any or all remaining Insurance Proceeds or Condemnation Proceeds, as applicable, towards such prepayment.

                  (f) In the event of any Casualty Event or Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) 25% or more of the Borrowing Base Amount for such Borrowing Base Property to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, if any of the Credit Parties elects to Restore a Borrowing Base Property pursuant to this Section 7.16(f) and the conditions set forth in clause (ii) of the first sentence of Section 7.16(e) are satisfied, all Net Insurance/Condemnation Proceeds shall be held by the Administrative Agent (subject to the requirements of any ground lease affecting such Borrowing Base Property) in an interest-bearing account with the Administrative Agent, with all interest to be held therein until completion and final inspection of the Work, and shall be applied by the Administrative Agent to the payment of the cost of Restoring such Borrowing Base Property so damaged or destroyed or of the portion or portions of such Borrowing Base Property not so Taken (the "Work") and shall be paid out from time to time to the Borrower as the Work progresses, subject to retainage as reasonably determined by the Administrative Agent in accordance with customary construction lending practices and otherwise in accordance with any conditions reasonably imposed by the Administrative Agent but subject to each of the following conditions:

                  (i) Subject to Excusable Delays, the Borrower shall promptly (and in any event within 60 days after the applicable Casualty Event or Taking) commence, or cause the commencement of, Restoration of such Borrowing Base Property.

                  (ii) If the Work is structural or if the cost of the Work, as estimated by the Borrower, shall exceed 10% of the Borrowing Base Amount with respect to such Borrowing Base Property, the Work shall be in the charge of an architect or engineer reasonably acceptable to the Administrative Agent, and before any Credit Party commences any Work, other than temporary work to protect property or prevent interference with business, the Administrative Agent shall have approved the plans and specifications and the general contract for the Work to be submitted by such Credit Party, which approval shall not be unreasonably withheld. Such plans and specifications shall provide for such Work that, upon completion thereof, the Improvements shall (x) be in compliance in all material respects with all Legal Requirements


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        such that all representations or warranties of the Credit Parties relating to the compliance of such Borrowing Base Property with applicable laws as set forth in this Agreement and in the other Credit Documents would then be true and correct in all material respects, and
        (y) be reasonably equivalent in value and general utility to the Improvements which were on such Borrowing Base Property prior to the Casualty Event or Taking. Such plans and specifications shall be accompanied by (1) a signed estimate of the Borrower, or, if an architect or engineer is required to supervise the Work, such architect or engineer, stating the estimated cost of completing the Work, which estimate shall bear the architect's or engineer's seal if not made by the Borrower and (2) to the extent necessary at such stage of the Work, certified copies of all authorizations required in connection with the commencement and performance of the Work.

                  (iii) Each request for payment shall be made on five days' prior notice to the Administrative Agent and shall be accompanied by invoices and by (a) a certificate to be made by such architect or engineer, if one be required under clause (ii) above, otherwise by a certificate of an Authorized Officer of the Borrower, stating that (1) all of the Work completed has been done in substantial compliance with the approved plans and specifications, if any be required under said clause (ii) above, and (2) the sum requested is required to reimburse any of the Credit Parties for payments made by the applicable Credit Party to, or is due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by the Administrative Agent does not exceed the cost of the Work done to the date of such certificate, and (b) a certificate of an Authorized Officer of the Borrower stating either that (x) the amount of such proceeds remaining in the hands of the Administrative Agent, or (y) the amount of such funds, in the hands of the applicable Credit Party from other sources irrevocably committed to the completion of the Work in a manner reasonably satisfactory to the Administrative Agent (including delivery of such funds to the Administrative Agent for application to pay the costs of the Restoration), will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Administrative Agent may require an estimate of the cost of such completion). The Administrative Agent may require that any such statements be independently verified by an inspector approved by the Administrative Agent to the extent that any such costs for the Work equal or exceed 10% of the Borrowing Base Amount for such Borrowing Base Property.

                  (iv) Each request shall be accompanied by lien waivers satisfactory to the Administrative Agent covering that part of the Work for which payment or reimbursement has been made (or other evidence as shall be satisfactory to the Administrative Agent in its sole discretion confirming that no rights of mechanics, contractors, subcontractors, materialmen or suppliers are outstanding in respect of such Work) and by a search prepared by a title company reasonably satisfactory to the Administrative Agent establishing that there has not been filed with respect to such Borrowing Base Property any mechanics' or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record or bonded to the reasonable satisfaction of the Administrative Agent and evidencing the continued priority of the Mortgage on such Borrowing Base Property.

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

                  (v) The available property Insurance Proceeds or Condemnation Proceeds which are paid or will be payable by the insurance company, together with other cash proceeds available to the Borrower and held in a reserve by the Administrative Agent are, in the reasonable judgment of the Administrative Agent, sufficient to pay in full costs of the Restoration.

                  (vi) There shall be no Default or Event of Default.

                  (vii) The request for any payment after the Work has been completed shall be accompanied by (a) a copy of any certificate or certificates required by law to render occupancy of the improvements being rebuilt, repaired or restored legal and (b) final lien waivers for all labor, materials and supplies from all contractors, subcontractors and materialmen, except with respect to claims or rights being contested or bonded in accordance with the provisions of
        Section 8.01(ii).

                  (viii) After commencing the Work, the Borrower or its applicable Subsidiary shall, subject to Excusable Delays, cause such Work to be performed diligently and in good faith in a good and workmanlike manner to completion in accordance with the approved plans and specifications, if any.

                  (ix) The Administrative Agent shall have received "agreements to complete" of the general contractor and any independent architects or engineers, which agreements to complete shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  (x) The Borrower shall have obtained and maintained, or shall have caused the applicable Credit Party to obtain and maintain, "all risks" insurance in accordance with Section 7.03.

                  All costs and expenses of any Restoration, including, without limitation, any Work, engineer's fees, architect's fees or contractor's fees and the cost and expense of complying with this Section 7.16(f), shall be for the account of the Borrower and/or its applicable Subsidiary. Upon completion of the Work and payment in full therefor, the Borrower shall promptly deliver to the Administrative Agent a Completion Certificate with respect thereto, and the Administrative Agent shall return to the Borrower the amount of any unspent Insurance Proceeds or Condemnation Proceeds then or thereafter in the hands of the Administrative Agent on account of the Casualty Event or Taking that created the need for such Work, together with all undisbursed accrued interest thereon. Subject to the terms of any ground lease, nothing in this Section 7.16 shall prevent the Administrative Agent from applying at any time all or any part of the Insurance Proceeds or Condemnation Proceeds to the curing of any Event of Default.

                  (g) In the event of any Casualty Event or Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) 25% or more of the Borrowing Base Amount for such Borrowing Base Property to Restore (as reasonably determined by the Borrower and so certified in a certificate delivered to the Administrative Agent) which a Credit Party has elected to Restore, upon completion of the


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

Restoration and delivery to the Administrative Agent of a Completion Certificate, (i) the Administrative Agent may hire an independent engineer to inspect the applicable Borrowing Base Property and the Administrative Agent may deem any related Restoration not complete unless the engineer determines that the Restoration was completed in accordance with this Agreement and (ii) to the extent that the remaining Net Insurance/Condemnation Proceeds from such Casualty Event or Taking equals or exceeds 25% of the Borrowing Base Amount for such Borrowing Base Property, such remaining Net Insurance/Condemnation Proceeds shall be applied at such time to prepay the Loans pursuant to Section 3.02(d) in the manner set forth in Section 3.02(e) and (f). The cost of such inspection shall be for the account of the Borrower or the applicable Subsidiary.

                  7.17 REIT Requirements. The REIT shall operate its business at all times so as to satisfy all requirements necessary to qualify as a real estate investment trust under Section 856 through 860 of the Code. The REIT will maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of the REIT as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby. The REIT will request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.

                  7.18 Syndication Cooperation. GACC and its Affiliates (collectively, the "Original Lender") reserve the right, after the Effective Date, to syndicate all or part of the Total Commitment, from time to time, to one or more Banks, as more particularly provided in Section 12.04. Such syndication will be accomplished by a variety of means, including direct contact during the syndication between senior management and advisors of the REIT and its Subsidiaries and the proposed syndicate members. To assist the Original Lender in its syndication efforts, the REIT and its Subsidiaries hereby agree (a) to provide to the Original Lender and the other syndicate members upon request with all reasonable information reasonably deemed necessary by the Original Lender to complete syndication, including, but not limited to, information and evaluations prepared by the REIT and its Subsidiaries or on their behalf relating to the transactions contemplated hereby and (b) to assist the Original Lender upon request in the preparation of an Information Memorandum to be used in connection with the syndication of the credit facilities contemplated herein, including making available, upon reasonable advance notice, the officers of the REIT and its Subsidiaries from time to time and to attend and make presentations regarding the business and prospects of the REIT and its Subsidiaries, as appropriate, at a meeting or meetings of Banks or prospective Banks. The Original Lender will provide the REIT with a copy of the Information Memorandum for review prior to the distribution thereof to prospective Banks.

                  SECTION 8. Negative Covenants. Each of the REIT and the Borrower hereby covenants and agrees (as to itself and each of its Subsidiaries) that on and after the Effective Date and until the Total Commitment has terminated and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

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

                  8.01 Liens. The REIT will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the REIT or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the REIT or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following Liens (collectively, "Permitted Liens"):

                  (i) inchoate Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule VII (which Schedule VII need not set forth Permitted Encumbrances and the Liens created pursuant to the Security Documents), but only to the respective date, if any, set forth in such Schedule VII for the removal and termination of any such Liens, but no renewals or extensions of such Liens shall be permitted;

                  (iv) Permitted Encumbrances;

                  (v) Liens created pursuant to the Security Documents;

                  (vi) Operating Leases and leases or subleases to tenants (including merchants, vendors or other providers of services) to be located in the respective Property or granted by the Borrower or any of its Subsidiaries to other Persons in the ordinary course of business not materially interfering with the conduct of business at the respective Property;

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

                  (vii) (A) Liens upon equipment or machinery subject to Capitalized Lease Obligations, provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligations and (y) the Lien encumbering the asset giving rise to such Capitalized Lease Obligation does not encumber any other asset of the REIT or any of its Subsidiaries and (B) Liens placed upon equipment or machinery used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 60 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided further that the Lien encumbering the asset giving rise to the purchase money Indebtedness does not encumber any other asset of the REIT or any of its Subsidiaries, provided further that the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (vii) shall not at any time exceed $5,000,000;

                  (viii) Liens securing Permitted Non-Recourse Indebtedness of Specified Subsidiaries permitted under Section 8.04(viii) so long as such Liens only encumber the Property (including the furniture, fixtures and equipment related thereto) of the Specified Subsidiary that has assumed or incurred such Permitted Non-Recourse Indebtedness;

                  (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (x) Liens arising from precautionary UCC financing statement filings in respect of Operating Leases;

                  (xi) statutory and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

                  (xii) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

                  (xiii) Liens arising out of judgments or awards in respect of which the REIT or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of all such judgments or awards (and the aggregate amount of any cash and the fair market value of any property pledged by the REIT or any of its Subsidiaries in connection therewith) does not exceed $2,000,000 at any time outstanding; and

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

                  (xiv) Liens evidenced by the documentation for the Existing Indebtedness.

                  8.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The REIT will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

                  (i) Capital Expenditures (including payments in respect of Capitalized Lease Obligations) by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Sections 8.01(vii)(B) and 8.07;

                  (ii) the Borrower and each of its Subsidiaries may in the ordinary course of business, (x) sell or otherwise dispose of equipment and materials which, in the reasonable opinion of such Person, are obsolete, uneconomic or no longer useful in the conduct of such Person's business and (y) sell or exchange other items of equipment and materials so long as the purpose of each such sale or exchange is to acquire (and results within 30 days of such sale or exchange in the acquisition of) replacement items of equipment or materials which are the functional equivalent of the item of equipment or material so sold or exchanged and is at least of equivalent value and quality;

                  (iii) Investments may be made to the extent permitted by
        Section 8.05;

                  (iv) the Borrower and each of its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation unless permitted by Section 8.01(vii)); provided that Leaseholds of Borrowing Base Properties which do not constitute Capitalized Lease Obligations shall be permitted (x) with respect to the Initial Borrowing Base Properties and Mortgage Loan Properties securing the Initial Borrowing Base Pledged Mortgage Loans that are Leaseholds and (y) with respect to subsequently acquired Borrowing Base Properties and the Mortgage Loan Properties securing subsequently acquired Borrowing Base Pledged Mortgage Loans, to the extent provided in Section 8.02(viii);

                  (v) the Borrower and each of its Subsidiaries may make sales of inventory in the ordinary course of business;

                  (vi) the Borrower and each of its Subsidiaries may sell Borrowing Base Pledged Mortgage Loans and Borrowing Base Properties (or in the case of a Borrowing Base Property owned or leased by a Subsidiary of the Borrower, all of the capital stock or other equity interests of the respective Subsidiary which owns such Borrowing Base Property) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is at fair market value (as determined in good faith by the general partner of the Borrower or such Subsidiary), (iii) the total cash consideration received by the


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        Borrower or such Subsidiary for any such sale (x) equals at least the
        Release Price for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan and (y) is received at the time of the consummation of any such sale, and with the balance of such consideration to be in the form of promissory notes which shall be pledged to the Collateral Agent pursuant to the Pledge Agreement (although in no event shall more than 20% of the total consideration be in the form of promissory notes), (iv) the Borrowing Base shall be reduced in accordance with the definition thereof at the time of the consummation of such sale, (v) the Borrower shall have delivered to the Administrative Agent a new Borrowing Base Certificate signed by an Authorized Financial Officer of the Borrower, calculating (in reasonable detail) the Borrowing Base after giving effect to such sale, and the aggregate outstanding principal amount of Loans and Letter of Credit Outstandings after giving effect to such sale (and any repayment required under Section 3.02) shall not exceed the revised Borrowing Base, (vi) the Borrower or such Subsidiary concurrently makes any payments required under Section 3.02 as a result of such sale, (vii) at least 10 Business Days prior written notice of such sale is given by the Borrower to the Administrative Agent (or such shorter notice as may be acceptable to the Administrative Agent), and (viii) the aggregate amount of all sales made pursuant to this Section 8.02(vi) shall not, when added to the aggregate amount of all sales made pursuant to Section 8.02(vii), exceed 25% of the Book Value in any fiscal year of the REIT;

                  (vii) the Borrower and each of its Subsidiaries may sell other assets (other than the capital stock or other equity interests of any Subsidiary Guarantor) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is at fair market value (as determined in good faith by the Borrower),
        (iii) the consideration received by the Borrower or such Subsidiary is at least 80% cash and is received at the time of the consummation of such sale, and with the balance of such consideration to be in the form of promissory notes which shall be pledged to the Collateral Agent pursuant to the Pledge Agreement to the extent such promissory notes are held by a Credit Party and (iv) the aggregate amount of all sales made pursuant to this Section 8.02(vii) shall not, when added to the aggregate amount of all sales made pursuant to Section 8.02(vi), exceed 25% of the Book Value in any fiscal year of the REIT;

                  (viii) the Borrower and each of its Subsidiaries may acquire Borrowing Base Properties (including by purchasing the capital stock or other equity interests of the Person or Persons that own such Borrowing Base Properties), and may provide or purchase Borrowing Base Pledged Mortgage Loans, so long as (i) such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan constitutes a Qualified Property or Qualified Mortgage Loan, as applicable (it being understood that to the extent the Property or Mortgage Loan in question is not a Qualified Property or a Qualified Mortgage Loan, as applicable, and the Borrower desires to have such Property or Mortgage Loan constitute Borrowing Base Collateral, the Required Banks shall use their reasonable efforts to vote on whether such Property or Mortgage Loan shall constitute Borrowing Base Collateral within 15 Business Days after receiving the Information Package and other materials to be delivered pursuant to Section 7.11 in respect of such Property or Mortgage Loan (although the Required Banks' decision as to whether or not to treat such Property or Mortgage Loan as a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan, as applicable, shall be made in their sole discretion)), (ii) (A) each Borrowing Base Pledged Mortgage Loan is 100% owned by the Borrower, and (B) each Borrowing Base Property (or the capital stock or other equity interests of the Person owning such Borrowing Base Property) is at least 51% owned by the Borrower or a wholly-owned Subsidiary thereof, provided that not more than 30% of the Borrowing Base may be comprised of Borrowing Base Properties owned by non-wholly-owned Subsidiaries of the Borrower, (iii) such Borrowing Base Properties and the Mortgage Loan Properties securing such Borrowing Base Pledged Mortgage Loans are located in the United States, (iv) the Collateral Agent is able to obtain a first priority mortgage lien on such Borrowing Base Property or a first priority collateral assignment of such Borrowing Base Pledged Mortgage Loan, as the case may be, subject only to Permitted Liens, and all of the actions specified in Section 7.11, in Section
        8.12 and in the respective Security Documents with respect to such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan shall have been taken by the Borrower and/or its respective Subsidiary, (v) with respect to the acquisition of any Borrowing Base Property subject to a Leasehold or the provision or purchase of any Borrowing Base Pledged Mortgage Loan to be secured by a Mortgage Loan Property that is subject to a Leasehold, (A) the respective Leasehold shall be mortgageable with appropriate mortgagee protections (as reasonably determined by the Administrative Agent, including but not limited to, notice of defaults, cure rights, successor rights and transfer rights upon foreclosure), (B) the respective Leasehold shall have a remaining term of at least 25 years, and (C) the respective Leasehold shall otherwise be reasonably satisfactory to the Administrative Agent, (vi) in the case of a Borrowing Base Pledged Mortgage Loan, (A) if such Borrowing Base Pledged Mortgage Loan is a construction loan, all of the payment and performance obligations of the borrower thereunder shall be guaranteed by an Eligible Guarantor pursuant to a Borrowing Base Guaranty (except with respect to the Specified Mortgage Loan),
        (B) such Borrowing Base Pledged Mortgage Loan shall be provided pursuant to Pledged Mortgage Loan Documents which expressly permit the collateral assignment thereof to the Collateral Agent as security for the Obligations and obligate the borrower thereunder to recognize the Collateral Agent or its successor as the "lender" thereunder following realization on the security interest granted pursuant to the related Collateral Assignment, and which Pledged Mortgage Loan Documents shall otherwise be satisfactory to the Administrative Agent, (C) such Borrowing Base Pledged Mortgage Loan shall be on market rates and terms, as determined by the Administrative Agent or the Required Banks, and shall have a maturity that exceeds the Maturity Date by at least two years, (D) such Borrowing Base Pledged Mortgage Loan shall be a term loan secured by a Mortgage Loan Property that (x) is not under construction or material renovation, (y) has a valid, permanent certificate of occupancy (or, if approved by the Administrative Agent, a valid, temporary certificate of occupancy), and (z) is an operating senior living care facility or medical office building generating stabilized revenues; provided, that not more than 30% of the Borrowing Base may be comprised of Borrowing Base Pledged Mortgage Loans which are construction loans provided to borrowers approved by the Administrative Agent for the purpose of constructing senior living care facilities and medical office buildings (so long as such construction loans satisfy all of the other requirements contained in this Section 8.02(viii) and Section 7.11 for Borrowing Base Pledged Mortgage Loans), (vii) based on calculations made by the Borrower on a

        Pro Forma Basis after giving effect to the respective acquisition of a Borrowing Base Property or provision or purchase of a Borrowing Base Pledged Mortgage Loan, no Default or Event of Default will exist under, or would have existed during the Test Period last reported (or required to be reported pursuant to Section 7.01(a) or (b), as the case may be) prior to the date of the respective acquisition of such Borrowing Base Property or provision or purchase of such Borrowing Base Pledged Mortgage Loan under, the financial covenants contained in Sections 8.08 through 8.10, inclusive, (viii) based on good faith projections prepared by the Borrower for the period from the date of the consummation of the respective acquisition of such Borrowing Base Property or provision or purchase of such Borrowing Base Pledged Mortgage Loan to the date which is one year thereafter (calculated after giving effect to the respective acquisition, provision or purchase), the level of financial performance measured by the covenants set forth in Sections 8.08 through 8.10, inclusive, shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under the financial covenants contained in Sections 8.08 through 8.10, inclusive, as compliance with such covenants will be required through the date which is one year from the date of the consummation of the respective acquisition of such Borrowing Base Property or provision or purchase of such Borrowing Base Pledged Mortgage Loan, (ix) the proposed acquisition could not reasonably be expected to result in materially increased tax and ERISA liabilities with respect to the REIT and its Subsidiaries taken as a whole, and (x) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Financial Officer of the Borrower, certifying, to the best of such officer's knowledge, compliance with the requirements of the preceding clauses (i) through (xi) (and containing all calculations required to demonstrate such compliance);

                  (ix) the Borrower and its Subsidiaries may acquire Properties and may provide or purchase Mortgage Loans which do not constitute Borrowing Base Collateral (or may acquire the capital stock or other equity interests of the Person or Persons owning such Properties and/or Mortgage Loans) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) based on calculations made by the Borrower on a Pro Forma Basis after giving effect to such acquisition, no Default or Event of Default will exist under, or would have existed during the Test Period last reported (or required to be reported pursuant to Section 7.01(a) or (b), as the case may be) prior to the date of the respective acquisition of a Property or purchase or provision of a Mortgage Loan under, the financial covenants contained in Sections 8.08 through 8.10, inclusive, (iii) based on good faith projections prepared by the Borrower for the period from the date of the consummation of such acquisition of a Property or purchase or provision of a Mortgage Loan to the date which is one year thereafter calculated after giving effect to the respective acquisition of a Property or purchase or provision of a Mortgage Loan, the level of financial performance measured by the covenants set forth in Sections 8.08 through 8.10, inclusive, shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under the financial covenants contained in Sections 8.08 through 8.10, inclusive, as compliance with such covenants will be required through the date which is one year from the date of the consummation of the respective acquisition of a Property or purchase or provision of a Mortgage Loan, and (iv) the Borrower shall have delivered to the


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        Administrative Agent an officer's certificate executed by an
        Authorized Financial Officer of the Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (iii) (and containing all calculations required to demonstrate such compliance);

                  (x) any Subsidiary Guarantor may be merged with and into the Borrower or any other Subsidiary Guarantor so long as (i) in the case of any merger involving the Borrower, the Borrower is the surviving corporation, (ii) in the case of any merger between two Subsidiary Guarantors one of which is a wholly-owned Subsidiary, such wholly-owned Subsidiary is the surviving corporation, (iii) in the case of any merger involving a non-wholly-owned Subsidiary, the only consideration paid to third parties in connection therewith is cash, provided that any such cash payment shall be treated as an Investment made (and shall reduce the aggregate amount of Investments permitted to be made) under Section 8.05(vi) and such payment may only be made to the extent that an Investment may be made at such time under such
        Section 8.05(vi), (iv) all Liens granted pursuant to the Security Documents on any property or assets of any Subsidiary Guarantor shall remain in full force and effect and with at least the same priority as such Lien would have had if such merger had not occurred and (v) at least 10 Business Days prior written notice of any such merger is given by the Borrower to the Administrative Agent; and

                  (xi) any Subsidiary of the Borrower (other than a Specified Subsidiary) that is not a Subsidiary Guarantor may be merged with and into any other Subsidiary of the Borrower (other than a Specified Subsidiary) that is not a Subsidiary Guarantor so long as in the case of any merger involving a non-wholly-owned Subsidiary of the Borrower, the only consideration paid to third parties in connection therewith is cash, provided that any such cash payment shall be treated as an Investment made (and shall reduce the aggregate amount of Investments permitted to be made) under Section 8.05(vi) and such cash payment may only be made to the extent that an Investment may be made at such time under such Section 8.05(vi).

                  8.03 Dividends. Except to the extent required in order for the REIT to maintain its status as an entity taxed as a real estate investment trust in accordance with the written advice of counsel, the REIT will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the REIT or any of its Subsidiaries, except that (i) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or to a wholly-owned Subsidiary of the Borrower, (ii) any non-wholly-owned Subsidiary of the Borrower may pay cash Dividends to its shareholders, partners or other equity holders generally so long as (x) the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary) and (y) no Dividends may be paid by any non wholly-owned Subsidiary of the Borrower (other than ET Capital Corp.) at any time that any intercompany loans are outstanding to such Subsidiary, and (iii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to the REIT, which in turn may pay cash Dividends to its shareholders to the extent of any Dividends received by the REIT from the Borrower, provided that the aggregate


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amount of cash Dividends paid by the REIT pursuant to this clause (iii) in any fiscal quarter of the REIT shall not exceed 89% of the REIT's estimated funds from operations for such fiscal quarter, and provided further that no Dividends shall be paid by the REIT pursuant to this clause (iii) in any fiscal quarter of the REIT prior to the release by the REIT of its quarterly earnings report.

                  8.04 Indebtedness. The REIT will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Existing Indebtedness to the extent the same is listed on Schedule V (although any Existing Indebtedness of the type described in clause (iii) of this Section 8.04 does not have to be listed on such Schedule V), but no refinancings or renewals thereof;

                  (iii) accrued expenses and trade accounts payable incurred in the ordinary course of business;

                  (iv) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations and/or purchase money Indebtedness to the extent permitted under Section 8.01(vii);

                  (v) intercompany Indebtedness among the Borrower and the Subsidiary Guarantors to the extent permitted by Section 8.05(iv);

                  (vi) intercompany Indebtedness owed by Subsidiaries of the Borrower which are not Subsidiary Guarantors to the Borrower or any Subsidiary Guarantor to the extent permitted by Section 8.05(vi);

                  (vii) unsecured short-term trade Indebtedness of the Borrower or any of its Subsidiaries incurred in the ordinary course of business; and

                  (viii) Permitted Non-Recourse Indebtedness of a Specified Subsidiary incurred to finance the provision or purchase of a Mortgage Loan or the purchase of (or assumed at the time of the purchase of), or to finance the renovation of, a Property, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) based on calculations made by the Borrower on a Pro Forma Basis as if the incurrence of such Indebtedness had occurred on the first day of the respective Calculation Period relating to such incurrence, no Default or Event of Default will exist under, or would have existed during the period beginning on the first day of the respective Calculation Period and ended on the Determination Date under, the financial covenants


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        contained in Sections 8.08 through 8.10, inclusive, (iii) based on good faith projections prepared by the Borrower for the period from the date that such Indebtedness is incurred to the date which is one year thereafter, the level of financial performance measured by the covenants set forth in Sections 8.08 through 8.10, inclusive, shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under the financial covenants contained in Sections 8.08 through 8.10, inclusive, as compliance with such covenants will be required through the date which is one year from the date of the incurrence of such Indebtedness, (iv) the amount of any such Permitted Non-Recourse Indebtedness does not exceed 75% of the Market Value of the Property or Mortgage Loan, as the case may be, at such time, (v) the aggregate principal amount of all Permitted Non-Recourse Indebtedness outstanding at any one time shall not exceed $25,000,000, (vi) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Financial Officer of the Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of this
        Section 8.04(viii) and containing the calculations required by the preceding clauses (ii), (iii), (iv) and (v), and (vii) if the asset to be financed with such Permitted Non-Recourse Indebtedness is a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan, (A) the net refinancing proceeds received by the Borrower or such Subsidiary from any such financing (x) equal at least the Release Price for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan and (y) are received at the time of the consummation of any such financing, (B) the Borrowing Base shall be reduced in accordance with the definition thereof at the time of the consummation of such financing, (C) the Borrower shall have delivered to the Administrative Agent a new Borrowing Base Certificate signed by an Authorized Financial Officer of the Borrower, calculating (in reasonable detail) the Borrowing Base after giving effect to such financing, and the aggregate outstanding principal amount of Loans and Letter of Credit Outstandings after giving effect to such financing (and any repayment required under Section 3.02) shall not exceed the revised Borrowing Base, (D) the Borrower or such Subsidiary concurrently makes any payments required under Sections 2.01 and 3.02 as a result of such financing, and (E) at least 10 Business Days prior written notice of such financing is given by the Borrower to the Administrative Agent (or such shorter notice as may be acceptable to the Administrative Agent).

                  8.05 Advances, Investments and Loans. The REIT will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

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                  (iii) the Borrower and the Subsidiary Guarantors may
        purchase or provide Borrowing Base Pledged Mortgage Loans in accordance with Section 8.02(viii) and Subsidiaries of the Borrower that are not Subsidiary Guarantors may purchase or provide Mortgage Loans that are not Borrowing Base Pledged Mortgage Loans in accordance with Section 8.02(ix);

                  (iv) the Borrower and the Subsidiary Guarantors may make intercompany loans to one another so long as (i) each such intercompany loan is evidenced by an Intercompany Note which shall be pledged to the Collateral Agent pursuant to the Pledge Agreement, and
        (ii) any intercompany loan made by any Subsidiary Guarantor that is not a wholly-owned Subsidiary of the Borrower shall contain the subordination provisions set forth in Exhibit O;

                  (v) The REIT may make cash equity contributions to the Borrower;

                  (vi) subject to the restrictions set forth in Section 8.16, the Borrower and its Subsidiaries may make additional Investments so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) after giving effect to any such Investment, the aggregate principal amount of Loans then outstanding and Letter of Credit Outstandings shall not exceed the Borrowing Base then in effect and (iii) any Investments that are made by the Borrower or a Subsidiary Guarantor pursuant to this Section 8.05(vi) in the form of a loan shall be evidenced by a promissory note and shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

                  (vii) the REIT and its Subsidiaries may hold the stock or other interests in their respective Subsidiaries; and

                  (viii) the REIT may make the Specified Loans.

                  8.06 Transactions with Affiliates. The REIT will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions with any Affiliate of the REIT or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the REIT or such Subsidiary as would reasonably be obtained by the REIT or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

                  (i) Dividends may be paid to the extent provided in Section 8.03; and

                  (ii) loans may be made and other transactions may be entered into by the REIT and its Subsidiaries to the extent permitted by
        Section 8.04 or 8.05.

                  8.07 Capital Expenditures. The REIT will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures if after giving effect thereto a Default or an Event of Default would exist.

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                  8.08 Minimum Equity Value; Minimum Tangible Net Worth. The
REIT will not permit its Equity Value to be less than $70,000,000 at any time and the REIT will not permit the Tangible Net Worth of the REIT and its Subsidiaries to be less than $100,000,000 at any time.

                  8.09 Total Leverage Ratio. The REIT will not permit the ratio of Consolidated Indebtedness to Book Value to exceed 70.0% at any time.

                  8.10 Minimum Interest Coverage Ratio. The REIT will not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense for the Test Period then ended to be less than 2.0:1.0 at any time.

                  8.11 Public REIT Status. The REIT will not cease, for any reason, to maintain (i) its qualification as a real estate investment trust under Sections 856 through 860 of the Code or (ii) its status as a publicly traded, stock exchange listed company.

                  8.12 Limitation on Creation of Subsidiaries. The REIT will not, and will not permit any of its Subsidiaries to, establish, create or acquire any additional Subsidiaries, except that the Borrower and its wholly-owned Subsidiaries shall be permitted to establish, create or acquire wholly-owned Subsidiaries and, to the extent permitted by Section 8.02(viii),
Section 8.02(ix) and Section 8.05(vi), non-wholly-owned Subsidiaries, in each case in connection with the acquisition of new Properties and the provision or purchase of Mortgage Loans that are not Borrowing Base Pledged Mortgage Loans permitted by Section 8.02(viii) and Section 8.02 (ix) and Investments permitted by Section 8.05(vi), as the case may be, so long as (i) the capital stock of such new Subsidiary (to the extent that same is a corporation and is owned by a Credit Party) is pledged pursuant to the Pledge Agreement and any certificates representing such stock, together with undated stock powers duly executed in blank, are delivered to the Collateral Agent, (ii) the partnership or limited liability company interests of such new Subsidiary (to the extent that same is a partnership or limited liability company and is owned by a Credit Party) are pledged and assigned pursuant to the Pledge and Security Agreement and (iii) any such new Subsidiary which owns a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan and/or an equity interest (both directly and indirectly) in any other Subsidiary which owns a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan executes a counterpart of the Subsidiaries Guaranty, the Pledge Agreement, the Pledge and Security Agreement and the Security Agreement, and (iv) any such new Subsidiary which owns a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan and/or an equity interest in any other Subsidiary which owns a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan shall take all actions required pursuant to Section 7.11. In addition, each such new Subsidiary which owns a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan


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and/or an equity interest in any other Subsidiary which owns a Borrowing Base
Property or a Borrowing Base Pledged Mortgage Loan shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 4 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Effective Date. Notwithstanding the foregoing provisions of this Section 8.12, the Credit Parties shall not be required to pledge their shareholder, partnership or limited liability company interests in a new Subsidiary which does not own a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan and/or an equity interest in any other Subsidiary which owns a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan if each of the following conditions are satisfied: (i) such Subsidiary is formed for the purpose of acquiring a Property or providing or purchasing a Mortgage Loan, which transaction is to be financed with Permitted Non-Recourse Indebtedness, (ii) the lender providing such Permitted Non-Recourse Indebtedness has not agreed (after commercially reasonable request made by the relevant Credit Party) to permit the pledge of equity in such Subsidiary, and (iii) each Credit Party owning a shareholder, partnership or limited liability company interest in such Subsidiary agrees that it will not cause, suffer or permit the encumbrance of such shareholder, partnership or limited liability company interest by any Lien (other than Permitted Liens), whether voluntarily, by operation of law or otherwise.

                  8.13 Limitation on Payments of Certain Indebtedness; Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Agreements; etc. The REIT will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any change of control or similar event of, including, in each case without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due, any Permitted Non-Recourse Indebtedness, (ii) make (or give any notice in respect of) any payment or prepayment on or redemption or acquisition for value of, including, in each case without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due, any principal, premium, interest or other amounts on the Existing Indebtedness, provided that, so long as no Default or Event of Default then exists, the Borrower may make the scheduled principal and interest payments on the Existing Indebtedness, (iii) amend or modify, or permit the amendment or modification of, any provision of any Permitted Non-Recourse Indebtedness or any agreement (including, without limitation, any purchase agreement, indenture or loan agreement) related thereto (other than any amendment or modification thereto which would not violate or be inconsistent with any of the terms or provisions of this Agreement and could not reasonably be expected to be adverse to the interests of the Banks in any material respect), (iv) amend or modify, or permit the amendment or modification of, any provision of the Debt Agreements, or (v) amend, modify or change its declaration of trust, certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation), by-laws, certificate of partnership, partnership agreement or any equivalent organizational document, or any agreement entered into by it, with respect to its capital stock or other equity interests, or enter into any new agreement with respect to its capital stock or other equity interests, other than any amendments, modifications or changes pursuant to this clause (v) or any such new agreements which are not adverse in any material respect to the interests of the Banks, provided that in no event shall any amendments, modifications or changes to the terms of the capital stock of the REIT, or any Subsidiary of the REIT be permitted, other than any amendments which change the number of authorized shares of capital stock.

                  8.14 Limitation on Certain Restrictions on Subsidiaries. The REIT will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective


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any encumbrance or restriction on the ability of any Subsidiary of the
Borrower to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except in each case for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents,
(iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business, (v) customary provisions restricting the transfer of assets subject to Liens permitted under Section 8.01(vii) and (vi) restrictions existing in any document executed in connection with any Permitted Non-Recourse Indebtedness so long as such restrictions only apply to the Specified Subsidiary that has incurred such Permitted Non-Recourse Indebtedness.

                  8.15 Limitation on Issuance of Capital Stock. The REIT will not permit any of its Subsidiaries other than the Borrower to issue any capital stock (including by way of sales of treasury stock) or other equity interests or any options or warrants to purchase, or securities convertible into, capital stock or other equity interests, except (i) for transfers and replacements of then outstanding shares of capital stock or other equity interests, (ii) for stock splits, stock dividends and similar or additional issuances which do not decrease the percentage ownership of the REIT or any of its Subsidiaries in any class of the capital stock or other equity interests of such Subsidiary and (iii) to qualify directors to the extent required by applicable law.

                  8.16 Business. The REIT will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business of the REIT and its Subsidiaries described in the Registration Statement.

                  8.17 Borrowing Base. The Borrower will not permit the outstanding balance of Loans and Letter of Credit Outstandings at any time to exceed the Borrowing Base. The Administrative Agent may, at any time and from time to time in its sole discretion, recalculate the Borrowing Base (by recalculating the Borrowing Base amounts attributable to any or all of the Borrowing Base Collateral), and shall notify the Borrower in writing if, following any such recalculation, the outstanding principal balance of Loans and Letter of Credit Outstandings exceeds the Borrowing Base. The Borrower shall repay Loans and Letter of Credit Outstandings in accordance with Section
3.02 upon receipt of any such notice from the Administrative Agent.

                  SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more Business Days, in the payment when due of any interest on any Loan or Note, any Unpaid Drawing or any Fees or any other amounts owing hereunder or under any other Credit Document; or

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                  9.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(f)(i), 7.03 or 7.08 or Section 8 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as provided in Section 9.01) and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or the Required Banks, except that any default under Section 7.13 shall constitute a Special Mandatory Repayment Event and shall not constitute an Event of Default unless there is also a default under Section 3.02(f); or

                  9.04 Default Under Other Agreements. (i) The REIT or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations) of the REIT or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under clauses (i) or (ii) of this Section 9.04 unless the aggregate outstanding principal amount of all Indebtedness as described in such clauses
(i) and (ii) is at least $10,000,000; or

                  9.05 Bankruptcy, etc. The REIT or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the REIT or any of its Subsidiaries and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the REIT or any of its Subsidiaries or the REIT or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the REIT or any of its Subsidiaries, or there is commenced against the REIT or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the REIT or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered and is not vacated or stayed within 60 days; or the REIT or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to


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continue undischarged or unstayed for a period of 60 days; or the REIT or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any partnership and/or corporate action is taken by the REIT or any of its Subsidiaries for the purpose of effecting any of the foregoing; provided, however, that the occurrence of any of the events described in this Section
9.05 with respect to a Subsidiary of the REIT that is not the Borrower or a Subsidiary Guarantor and is not a Subsidiary of the REIT to which more than $25,000,000 of Book Value is attributable shall not be a Default or an Event of Default; or

                  9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation 4043.61 (without regard to subparagraph (b)(1) thereof) and an event described in subsection .62, .63, .64., .65, .66, .67 or
 .68 or PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan or Multiemployer Plan shall have had or is likely to have the PBGC seek to appoint a trustee to administer such Plan, any Plan or Multiemployer Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made by the REIT, any Subsidiary of the REIT or any ERISA Affiliate to a Plan has not been timely made, the REIT or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan or Multiemployer Plan under ERISA or the Code, or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the REIT or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) of the REIT or any of its Subsidiaries that is not tax-qualified under Section 401(a) of the Code or Plans; and (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the reasonable opinion of the Required Banks, has had, or could reasonably be expected to have, a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the REIT, the REIT and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole; or

                  9.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as


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permitted by Section 8.01), and subject to no other Liens (except as permitted by Section 8.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

                  9.08 Guaranty. Any Guaranty shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the relevant Guaranty and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Guaranty; or

                  9.09 Judgments. One or more judgments or decrees shall be entered against the REIT or any of its Subsidiaries involving in the aggregate for the REIT and its Subsidiaries a liability (not paid or not fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $10,000,000; or

                  9.10 Change of Control. A Change of Control shall occur; or

                  9.11 Initial Borrowing Base Collateral. An Event of Default shall occur under Section 4.13(c); then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Bank, the Issuing Bank or the holder of any Note to enforce its claims against any Credit Party (provided, that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; and (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05, to pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding.

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                  SECTION 10. Definitions and Accounting Terms.

                  10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Addition Date" shall mean the date upon which a Qualified Property or a Qualified Mortgage Loan is added to the Borrowing Base, which date shall be the later to occur of (i) the date on which such Qualified Property is acquired or such Qualified Mortgage Loan is provided or purchased, as applicable, and (ii) the date on which all the conditions set forth in Sections 7.11 and 8.02(viii) shall have been satisfied with respect to such Qualified Property or Qualified Mortgage Loan.

                  "Administrative Agent" shall mean German American Capital Corporation, in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.01 or 11.09.

                  "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and general partners of such Person) controlled by, or under direct or indirect common control with, such Person or
(ii) that directly or indirectly owns more than 10% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed, refinanced or replaced from time to time.

                  "Applicable Margin" shall mean: (a) with respect to a Eurodollar Loan, (i) 1.80%, if the Borrowing Base LTV is greater than 60.0% at the commencement of the applicable Interest Period; (ii) 1.65%, if the Borrowing Base LTV is equal to or less than 60.0% and greater than 50.0% at the commencement of the applicable Interest Period; and (iii) 1.50%, if the Borrowing Base LTV is equal to or less than 50.0% at the commencement of the applicable Interest Period; and (b) with respect to a Base Rate Loan, 1.0%.

                  "Appraisal" shall mean a written appraisal prepared by an independent MAI appraiser engaged by and acceptable to the Administrative Agent, prepared in accordance with the Administrative Agent's customary independent appraisal requirements and in compliance with all applicable regulatory requirements, including 12 C.F.R. Part 34-Subpart C, and otherwise in form, scope and substance satisfactory to the Administrative Agent.

                  "Appraised Value" shall mean, as to any Borrowing Base Property, the as-is fair market value of such Borrowing Base Property as reflected in the then most recent Appraisal of such Borrowing Base Property delivered pursuant to Section 7.11(i) or Section 7.15, as the case may be.

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                  "Approved Bank" shall have the meaning provided in the
definition of "Cash Equivalents."

                  "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit P (appropriately completed).

                  "Authorized Financial Officer" of any Credit Party shall mean any of the President, the Chief Financial Officer, the Treasurer or the Chief Accounting Officer of such Credit Party or any other officer of such Credit Party designated in writing to the Administrative Agent by any of the foregoing officers of such Credit Party as being authorized to act in such capacity so long as the other officer is a financial person who works in such Credit Party's controller's or accounting office.

                  "Authorized Officer" of any Credit Party shall mean any of the President, any Authorized Financial Officer or any Vice-President of such Credit Party or any other officer of such Credit Party which is designated in writing to the Administrative Agent by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

                  "Bank" shall mean each financial institution listed on
Schedule I, as well as any Person which becomes a "Bank" hereunder pursuant to 12.04(b).

                  "Bank Debt" shall mean, at any time, the aggregate outstanding principal amount of all Loans at such time.

                  "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 1.16(c) in violation of this Agreement or (ii) a Bank having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(a), 1.16 or 1.18, including, without limitation, as a result of any takeover of such Bank by any regulatory authority or agency.

                  "Bankruptcy Code" shall have the meaning provided in Section 9.05.

                  "Base Rate" shall mean, as determined by DB on a daily basis, the higher of (a) the Prime Lending Rate or (b) the sum of the Federal Funds Rate plus 1/2 of 1% per annum. With reference to clause (a) above, the Borrower acknowledges that the rate thereunder is a reference rate only and does not necessarily represent DB's lowest or best rate actually charged to any customer, and DB may make commercial loans or other loans at rates of interest at, above or below such rate.

                  "Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

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                  "Book Value" shall mean, at any time, the aggregate value of all assets of the REIT and its Subsidiaries, as reflected on the consolidated balance sheet of the REIT and its Subsidiaries in accordance with GAAP.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the borrowing of one Type of Loan from all the Banks on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "Borrowing Base" shall mean, as of any date of determination, the amount determined by the Administrative Agent to be equal to the sum of the Borrowing Base Amounts in respect of all Borrowing Base Properties and all Borrowing Base Pledged Mortgage Loans as of such date of determination.

                  "Borrowing Base Amount" shall mean, as of any date of determination, (i) with respect to any Borrowing Base Property, (x) 60% of the Market Value of such Borrowing Base Property if the lessee's obligations under the Operating Lease encumbering such Borrowing Base Property have not been fully guaranteed by an Eligible Guarantor or (y) 80% of the Market Value of such Borrowing Base Property if the lessee's obligations under the Operating Lease encumbering such Borrowing Base Property have been fully guaranteed by an Eligible Guarantor, (ii) with respect to any Borrowing Base Pledged Mortgage Loan that is not a construction loan, (x) 60% of the Market Value of such Borrowing Base Pledged Mortgaged Loan if the obligations of the borrower under such Mortgage Loan have not been fully guaranteed by an Eligible Guarantor or (y) 80% of the Market Value of such Borrowing Base Pledged Mortgage Loan if the obligations of the borrower under such Mortgage Loan have been fully guaranteed by an Eligible Guarantor, and (iii) with respect to any Borrowing Base Pledged Mortgaged Loan that is a construction loan, 60% of the maximum principal balance of such Borrowing Base Pledged Mortgaged Loan, provided that, except for the Specified Mortgage Loan, no Mortgage Loan that is a construction loan shall be a Qualified Mortgage Loan unless all of the obligations of the borrower under such Mortgage Loan have been guaranteed by an Eligible Guarantor.

                  "Borrowing Base Certificate" shall mean a certificate signed by an Authorized Financial Officer of the Borrower in the form of Exhibit L.

                  "Borrowing Base Collateral" shall mean and include, as of any date, all Borrowing Base Properties and all Borrowing Base Pledged Mortgage Loans.

                  "Borrowing Base Guaranty" shall mean either (x) a guaranty in form and substance satisfactory to the Administrative Agent of the obligations of an Operating Lessee under an Operating Lease or (y) a guaranty in form and substance satisfactory to the Administrative Agent of the obligations of a borrower under a Borrowing Base Pledged Mortgage Loan, in either case, provided by an Eligible Guarantor.

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

                  "Borrowing Base LTV" shall mean, as of any date, the ratio of the outstanding principal balance of Loans and Letter of Credit Outstandings to the aggregate Market Value of all Borrowing Base Collateral.

                  "Borrowing Base Pledged Mortgage Loan" shall mean each Qualified Mortgage Loan that is included in the Borrowing Base.

                  "Borrowing Base Property" shall mean each Qualified Property that is included in the Borrowing Base.

                   "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

                  "Calculation Period" shall mean the period of four consecutive fiscal quarters last ended before the date of the respective event or incurrence which requires calculations to be made on a Pro Forma Basis.

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

                  "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations of such Person which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Bank or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2,


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or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition,
(iv) marketable direct obligations issued by the District of Columbia or any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

                  "Casualty Event" shall mean any loss, physical destruction, damage or similar event with respect to any Borrowing Base Property or any Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan (or, in either case, any portion thereof).

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.CA. ss. 9601 et seq.

                  "Change of Control" shall mean (i) any Person or "group" (within the meaning of rules 13d-3 or 13d-5 under the Exchange Act (as in effect on the Effective Date)) shall (A) have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in the capital stock of the REIT or (B) have obtained power (whether or not exercised) to elect a majority of the trustees of the REIT, (ii) the Board of Trustees of the REIT shall cease to consist of a majority of Continuing Trustees or (iii) the failure of the REIT or a wholly-owned Subsidiary of the REIT to be the sole general partner of the Borrower.

                  "Claims" shall have the meaning provided in the definition of "Environmental Claims."

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Pledge and Security Agreement Collateral, all Security Agreement Collateral and all Borrowing Base Collateral.

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Collateral Assignment" shall mean each Assignment of Mortgage and Pledge Agreement required to be delivered pursuant to the terms of this Agreement, substantially in the form of Exhibit K annexed hereto.

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                  "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Commitment," as same may be (x) reduced from time to time pursuant to Sections 2.02, 2.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04(b).

                  "Completion Certificate" shall mean a certificate of an architect or engineer substantially in the form of Exhibit R, delivered to the Administrative Agent pursuant to Section 7.16(f).

                  "CON" shall have the meaning set forth in Section 6.14(b).

                  "Condemnation Proceeds" shall mean all compensation, awards, damages, rights of action and proceeds awarded to any Credit Party or any of its Subsidiaries by reason of any Taking at a Borrowing Base Property.

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period before Consolidated Interest Expense and provision for taxes for such period and without giving effect (x) to any extraordinary gains or losses and (y) to any gains or losses from sales of assets other than from sales of inventory sold in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period.

                  "Consolidated Indebtedness" shall mean, at any time, the principal amount of all Indebtedness of the REIT and its Subsidiaries at such time as determined on a consolidated basis.

                  "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the REIT and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the REIT and its Subsidiaries representing the interest factor for such period, provided that the amortization of deferred financing, legal and accounting costs with respect to the IPO shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein.

                  "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the REIT and its Subsidiaries for such period, determined on a consolidated basis (after any deduction for minority interests), provided that in determining Consolidated Net Income, (i) the net income of any other Person which is not a Subsidiary of the REIT or is accounted for by the REIT by the equity method of accounting shall be included only to the extent of the payment of cash dividends or distributions by such other Person to the REIT or a Subsidiary thereof during such period, (ii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iii) the net income of any Subsidiary of the Borrower shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that


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Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement, instrument or law applicable to such Subsidiary.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Trustees" shall mean the Trustees of the REIT on the Effective Date and each other Trustee, if such other Trustee's nomination for election to the Board of Trustees of the REIT is recommended by a majority of the then Continuing Trustees or is recommended by a committee of the Board of Trustees a majority of which is composed of the then Continuing Trustees.

                  "Control Agreements" shall mean Control Agreements in the form of Annex D to the Pledge and Security Agreement.

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document and each Guaranty.

                  "Credit Parties" shall mean the REIT, the Borrower and each Subsidiary Guarantor.

                  "Creditors" shall mean and include the Administrative Agent, the Collateral Agent, the Issuing Bank, each Bank and each Person (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such Person constitutes a Secured Creditor under the Security Documents.

                  "DB" shall mean Deutsche Bank AG, New York Branch.

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                  "Debt Agreements" shall have the meaning provided in Section
4.05.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

                  "Determination Date" shall have the meaning provided in the definition of "Pro Forma Basis."

                  "Dividends" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its shareholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common stock, common shares of beneficial interest or other common equity interests of such Person) or cash to its shareholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock, shares of beneficial interest or any other equity interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock, shares of beneficial interest or other equity interest), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock, shares of beneficial interest or any partnership or member interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock, shares of beneficial interest or other equity interest). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any share appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "DOL" shall mean the U.S. Department of Labor.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Draw Fee" shall have the meaning provided in Section 2.01.

                  "Drawing" shall have the meaning provided under Section
1.17(b).

                  "Effective Date" shall have the meaning provided in Section 12.10.

                  "Eligible Guarantor" shall mean Genesis, Multicare, Senior LifeChoice or another Person approved as such by the Required Banks.

                  "Eligible Transferee" shall mean and include a commercial bank, financial institution, any fund that invests in bank loans or any other "accredited investor" (as defined in Regulation D under the Securities Act).

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                  "Engineering Report" shall have the meaning provided in
Section 7.11(viii).

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury to health, safety or the environment.

                  "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the environment, Hazardous Materials or employee health or safety relating to Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.CA. ss. 2601 et seq.; the Clean Air Act, 42 U.S.CA. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.CA. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.CA. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.CA. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.CA. ss. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.CA. ss. 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "Environmental Report" shall have the meaning provided in
Section 7.11(vii).

                  "Equity Value" shall mean, as of any calculation date, (x) the current share price of common stock in the REIT, multiplied by (y) the number of shares of common stock in the REIT then outstanding.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the REIT or any Subsidiary of the REIT would be deemed to be a "single employer" within the meaning of Section 414(b),(c), (m) or (o) of the Code.

                  "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

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                  "Eurodollar Rate" shall mean (i) the rate determined by the
Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100 of 1%) of the offered rates for deposits in Dollars for the applicable Interest Period (or the period closest to such applicable Interest Period) which appear on Telerate Screen 3740 or 3750 with maturities comparable to such Interest Period, determined as of 10:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning provided in
Section 9.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Excluded Subsidiaries" shall mean (i) ET Sub-Riverview Ridge Limited Partnership, L.L.P., (ii) ET Sub-Highgate, L.P., (iii) ET Sub-Woodbridge, L.P., (iv) ET Sub-Belvedere Limited Partnership, L.L.P., (v) ET Sub-Lacey I, L.L.C., (vi) ET Sub-Willowbrook Limited Partnership, L.L.P., and (vii) ET Sub-Phillipsburg I Limited Partnership, L.L.P.

                  "Excusable Delay" shall mean a delay due to acts of God, governmental restrictions, enemy actions, war, civil commotion, fire, casualty, strikes, shortages of supplies or labor, work stoppages or other causes beyond the reasonable control of the REIT, any of its Subsidiaries or any Operating Lessee or Manager, but lack of funds shall not be deemed a cause beyond such reasonable control.

                  "Existing Indebtedness" shall have the meaning provided in
Section 6.22.

                  "Extension Request" shall have the meaning provided in
Section 2.03(b).

                  "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 2.01.

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                  "FF&E" shall mean, with respect to any Property, any
furniture, fixtures and equipment, including any beds, lamps, bedding, tables, chairs, sofas, curtains, carpeting, smoke detectors, mini bars, paintings, decorations, televisions, telephones, radios, desks, dressers, towels, bathroom equipment, heating, cooling, lighting, laundry, incinerating, loading, swimming pool, landscaping, garage and power equipment, machinery, engines, vehicles, fire prevention, refrigerating, ventilating and communications apparatus, carts, dollies, elevators, escalators, kitchen appliances, restaurant equipment, computers, reservation systems, software, cash registers, switchboards, cleaning equipment or other items of furniture, fixtures and equipment typically used in senior living care facilities (including furniture, fixtures and equipment used in patient rooms, lobbies and common areas (other than those items of furniture, fixtures and equipment owned by the occupant or tenant in any such room)).

                  "GAAP" shall have the meaning provided in Section 12.07(a).

                  "GACC" shall mean German American Capital Corporation in its individual capacity.

                  "Genesis" shall mean Genesis Health Ventures, Inc.

                  "Governmental Authority" shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                  "Guaranteed Obligations" shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of, and interest on each Note issued by, and all Loans made to, the Borrower under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations and liabilities (including, without limitation, indemnities, expenses, fees and interest thereon) of the Borrower to the Creditors now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrower.

                  "Guarantor" shall mean the REIT and each Subsidiary
Guarantor.

                  "Guaranty" shall mean the Parent Guaranty and the Subsidiaries Guaranty.

                  "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law.

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

                  "Improvements" shall mean all buildings, structures, fixtures, tenant improvements and other improvements of every kind and description now or hereafter located in or on or attached to any Real Property, including all building materials, water, sanitary and storm sewers, drainage, electricity, steam, gas, telephone and other utility facilities, parking areas, roads, driveways, walks and other site improvements; and all additions and betterments thereto and all renewals, substitutions and replacements thereof.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (but if not assumed, then the amount of such Indebtedness shall be deemed to be the lesser of (x) the fair market value of the property of such Person subject to such Lien and
(y) the amount of such Indebtedness (including principal, interest, fees and charges)) (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, and (vii) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement or arrangement.

                  "Information Package" shall mean, with respect to each Borrowing Base Property and each Borrowing Base Pledged Mortgage Loan (and the related Mortgage Loan Property), an information package consisting of (i) a description of such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan (and the related Mortgage Loan Property), (ii) if available, management's discussion and analysis of such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan (and the related Mortgage Loan Property), and discussing any improvements or changes to be made with respect thereto, (iii) if and to the extent the relevant Borrowing Base Property or Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan has been operational, historical financial information (which may be unaudited) for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan (and the related Mortgage Loan Property) for at least the two full fiscal years most recently ended and the latest 12-month period ended with the last day of the fiscal quarter last ended (or such shorter period during which the related Property or Mortgage Loan Property has been operational), (iv) projections for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan (and the related Mortgage Loan Property) for the succeeding four years, (v) any investment memorandum prepared or used in connection with the acquisition of such Borrowing Base Property or the provision or purchase of such Borrowing Base Pledged Mortgage Loan and (vi) any other information which the Borrower determines should be furnished so that the Information Package for such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan is true and correct in all material respects and is not incomplete by omitting to state any fact necessary to make the information (taken as a whole) contained therein not misleading in any material respect.

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

                  "Initial Borrowing Base Pledged Mortgage Loan" shall mean each Borrowing Base Pledged Mortgage Loan added to the Borrowing Base on the Effective Date and identified as such on Schedule VIII.

                  "Initial Borrowing Base Property" shall mean each Borrowing Base Property added to the Borrowing Base on the Effective Date and identified as such on Schedule III.

                  "Insurance Proceeds" shall mean all insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies relating to any portion of any Borrowing Base Property.

                  "Intercompany Note" shall mean a promissory note in the form of Exhibit Q (appropriately completed).

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement provided by a Bank.

                  "Investment" shall have the meaning provided in Section 8.05.

                  "IPO" shall mean the initial public offering of ElderTrust, to be consummated substantially on the terms described in the Registration Statement, and otherwise in a manner reasonably satisfactory to the Administrative Agent.

                  "Issuing Bank" shall have the meaning provided in the first paragraph of this Agreement.

                  "L/C Supportable Obligations" shall mean (i) obligations of the REIT, the Borrower or any Subsidiary incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations, (ii) earnest money or performance obligations in respect of acquisitions permitted pursuant to the terms of this Agreement and (iii) such other obligations of the REIT, the Borrower or any Subsidiary as are permitted to exist pursuant to the terms of this Agreement.

                  "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under any lease or license of land, improvements and/or fixtures.

                  "Legal Requirements" shall mean, with respect to each Property and each Mortgage Loan Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations,


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

ordinances, judgments, decrees and injunctions of Governmental Authorities (including, without limitation, Environmental Laws) affecting such Property or Mortgage Loan Property (or any part thereof) or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to the REIT or the Borrower, affecting such Property or Mortgage Loan Property (or any part thereof), including, without limitation, any such covenants, agreements, restrictions and encumbrances which may (i) require repairs, modifications or alterations in or to such Property or Mortgage Loan Property (or any part thereof), or (ii) in any material way limit the existing use and enjoyment thereof.

                  "Letter of Credit" shall have the meaning provided in
Section 1.13.

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of the Stated Amount of all Outstanding Letters of Credit and the amount of all Unpaid Drawings.

                  "Letter of Credit Request" shall have the meaning provided in Section 1.15.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Limited Liability Company Interest" shall have the meaning provided in the Pledge and Security Agreement.

                  "Loan" shall have the meaning provided in Section 1.01.

                  "Loan Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Commitment of such Bank or such time and the denominator of which is the Total Commitment at such time, provided that if the Loan Percentage of any Bank is to be determined after the Total Commitment has been terminated, then the Loan Percentages of the Banks shall be determined immediately prior (and without giving effect to) such termination.

                  "Management Agreement" shall mean (i) in the case of a Borrowing Base Property that is subject to an Operating Lease, the management agreement (if any) between the Operating Lessee and a property manager, which management agreement and manager shall be satisfactory to the Administrative Agent, or (ii) in the case of a Borrowing Base Property that is not subject to an Operating Lease, the management agreement between the Borrower or the Subsidiary Guarantor owning such Borrowing Base Property and a property manager, which management agreement and manager shall be satisfactory to the Administrative Agent. Except for the Specified Management Agreements, each Management Agreement in the nature of that described in clause (i) of the preceding sentence shall by its terms terminate upon any termination or expiration of the related Operating Lease, and each Management Agreement in the nature of that described in clause (ii) of the preceding sentence shall be expressly subordinate to the Mortgage encumbering the related Borrowing Base Property.

                  "Manager" shall mean a property manager under a Management Agreement.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Market Value" shall mean, with respect to any Borrowing Base Collateral at any time, the Administrative Agent's estimate of the current market value of such Borrowing Base Collateral based upon such method of analysis as the Administrative Agent shall determine to be reasonable in its sole discretion; provided, however, that (i) with respect to a Borrowing Base Property, the Market Value thereof shall not be deemed at any time to exceed the lesser of (x) the Appraised Value of such Borrowing Base Property and (y) the purchase price (valued in Dollars) paid by the applicable Credit Party to acquire such Borrowing Base Property, (ii) with respect to a Borrowing Base Pledged Mortgage Loan that is not a construction loan, the Market Value thereof shall not at any time be deemed to exceed the lesser of
(x) the Appraised Value of the Mortgage Loan Property securing such Borrowing Base Pledged Mortgage Loan and (y) the outstanding principal balance of such Borrowing Base Pledged Mortgage Loan, and (iii) with respect to a Borrowing Base Pledged Mortgage Loan that is a construction loan, the Market Value thereof shall not at any time be deemed to exceed the maximum principal balance of such Borrowing Base Pledged Mortgage Loan. Whenever a Market Value determination is required hereunder, the Borrower and its Subsidiaries shall cooperate with the Administrative Agent in connection with its determination of such Market Value, including providing all information and documentation relating thereto reasonably requested by the Administrative Agent.

                  "Maturity Date" shall have the meaning provided in Section 2.03(b).

                  "Minimum Borrowing Amount" shall mean $2,000,000.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Mortgage" shall mean each mortgage, deed of trust or deed to secure debt required to be delivered pursuant to the terms of this Agreement, together with any assignment of leases and rents to be executed in connection therewith, substantially in the form of Exhibit I annexed hereto.

                  "Mortgage Loan" shall mean each loan provided or purchased by the Borrower or one of its Subsidiaries that is secured by a senior living care property or medical office building (including the furniture, fixtures and equipment thereon, except for any furniture, fixtures and equipment which are owned by individual tenants).

                  "Mortgage Loan Property" shall mean the senior living care property or medical office building (including the furniture, fixtures and equipment thereon, except for any furniture, fixtures and equipment which are owned by individual tenants) securing a Mortgage Loan.

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

                  "Mortgage Policy" shall mean each mortgage title insurance policy (and all endorsements thereto) required to be delivered pursuant to this Agreement.

                  "Multicare" shall mean The Multicare Companies, Inc.

                  "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA subject to Title IV of ERISA.

                  "Net Insurance/Condemnation Proceeds" shall mean all Insurance proceeds on account of any Casualty Event at any Borrowing Base Property or all Condemnation Proceeds in respect of any Taking of any Borrowing Base Property, minus the reasonable cost, if any, of recovering such proceeds and of paying out such proceeds, including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor.

                  "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

                  "Note" shall have the meaning provided in Section 1.05(a).

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                  "Notice of Renovation/Restoration" shall mean a notice, substantially in the form of Exhibit S, delivered to the Administrative Agent pursuant to Sections 7.16(a) and (c).

                  "Notice Office" shall mean the office of the Administrative Agent located at 31 West 52nd Street, New York, New York 10019, Attention:
Allison Michaels, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Operating Lease" shall mean a lease or sublease relating to all or substantially all of any Borrowing Base Property between the Borrower or any Subsidiary Guarantor, as lessor, and an Operating Lessee, as lessee, which Operating Lease shall be substantially in the form approved by, or otherwise satisfactory to, the Administrative Agent.

                  "Operating Lessee" shall mean a lessee under an Operating Lease satisfactory to the Administrative Agent.

                  "Original Lender" shall have the meaning provided in Section 7.18.

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

                  "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and that are provided by a Bank.

                  "Parent Guarantor" shall mean the REIT.

                  "Parent Guaranty" shall mean the guaranty of the Parent Guarantor pursuant to Section 13.

                  "Participant" shall have the meaning provided in Section 1.16(a).

                  "Partnership Interest" shall have the meaning provided in the Pledge and Security Agreement.

                  "Payment Office" shall mean the office of the Administrative Agent located at 31 West 52nd Street, New York, New York 10019, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Encumbrances" shall mean, with respect to any Borrowing Base Property, such exceptions to title as are set forth in the Mortgage Policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

                  "Permitted Liens" shall have the meaning provided in Section 8.01.

                  "Permitted Non-Recourse Indebtedness" shall mean, with respect to any Specified Subsidiary, Indebtedness incurred by such Specified Subsidiary pursuant to Section 8.04(viii) to (x) finance the purchase of (or assumed at the time of the purchase of) or to finance the renovation of a Property acquired pursuant to Section 8.02(ix) or (y) to finance the provision or purchase of a Mortgage Loan pursuant to Section 8.02(ix), which Indebtedness (i) shall be secured only by such Property or Mortgage Loan, as the case may be, (ii) shall be made expressly non-recourse to the REIT, the Borrower and its other Subsidiaries and (iii) shall have (A) a maturity date of at least two years beyond the Maturity Date, (B) an amortization schedule, if any, based upon a schedule of no less than 20 years and (C) a market rate of interest.

                  "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the REIT or any of its Subsidiaries or ERISA Affiliates, and each such plan for the five-year period immediately following the latest date on which the REIT or any of its Subsidiaries or ERISA Affiliates maintained, contributed to or had an obligation to contribute to such plan.

                  "Pledge Agreement" shall have the meaning provided in
Section 4.06.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

                  "Pledge and Security Agreement" shall have the meaning provided in Section 4.07.

                  "Pledge and Security Agreement Collateral" shall mean all "Collateral" as defined in the Pledge and Security Agreement.

                  "Pledged Entity Notices" shall mean Partnership/Limited Liability Company Notices in the form of Annex C to the Pledge and Security Agreement.

                  "Pledged Limited Liability Company" shall have the meaning provided in the Pledge and Security Agreement.

                  "Pledged Mortgage Loan Documents" shall mean and include all documents evidencing and securing a Borrowing Base Pledged Mortgage Loan, including, without limitation, (i) the mortgage note, (ii) the mortgage, deed of trust, deed to secure debt or other similar instrument, (iii) the assignment of leases, if any, (iv) the loan agreement, if any, (v) the mortgagee title insurance policy relating thereto, and (v) the related Borrowing Base Guaranty.

                  "Pledged Partnership Entity" shall have the meaning provided in the Pledge and Security Agreement.

                  "Pledged Securities" shall have the meaning provided in the Pledge Agreement.

                  "Pledged Stock" shall have the meaning provided in the Pledge Agreement.

                  "Prime Lending Rate" shall mean the rate which DB announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. DB may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Pro Forma Basis" shall mean, with respect to any incurrence of Indebtedness or acquisition of a Property or a Mortgage Loan (or the equity interest of the Person or Persons owning such Property or Mortgage Loan), the calculation of the consolidated results of the Borrower and its Subsidiaries otherwise determined in accordance with this Agreement as if the respective Indebtedness or acquisition (and all other Indebtedness incurred or other such acquisition effected during the respective Calculation Period or thereafter and on or prior to the date of determination) (each such date, a "Determination Date") had been effected on the first day of the respective Calculation Period; provided that all such calculations shall take into account the following assumptions:

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

                  (i) pro forma effect shall be given to (1) any Indebtedness incurred subsequent to the end of the Calculation Period and prior to the date of determination, (2) any Indebtedness incurred during such period to the extent such Indebtedness is outstanding at the date of determination and (3) any Indebtedness to be incurred on the date of determination, in each case as if such Indebtedness had been incurred on the first day of such Calculation Period and after giving effect to the application of the proceeds thereof;

                  (ii) with respect to each Property or Mortgage Loan acquired within one year before the respective Determination Date, and in addition to any Indebtedness actually incurred and required to be included pursuant to the other clauses of this definition, it shall be assumed (unless the respective Property or Mortgage Loan has been sold) either (A) that Loans in an amount equal to the remainder of (x) the aggregate amount of costs specified with respect to such Property or Mortgage Loan in the respective officer's certificate delivered pursuant to Section 7.11(xiii) (including as said
Section is incorporated by reference in Section 4.13) less (y) the amount of Loans theretofore actually incurred for such purposes on and after the date of the respective acquisition of such Property or Mortgage Loan, had also been incurred and were outstanding from the first day of the respective Calculation Period or (ii) that Capital Expenditures had been made under Section 8.07 in the amount of Loans referred to in the preceding clause (i) during such period (and that such Capital Expenditures were not funded with Indebtedness), with the Borrower to indicate which assumption it has used in making such calculations;

                  (iii) interest expense attributable to interest on any Indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation (taking into account any Interest Rate Protection Agreement applicable to such Indebtedness if such Interest Rate Protection Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period;

                  (iv) except as provided in the preceding clause (ii), there shall be excluded from interest expense any interest expense related to any amount of Indebtedness that was outstanding during such Calculation Period or thereafter but that is not outstanding or is to be permanently repaid on the date of determination; and

                  (v) pro forma effect shall be given to all sales and acquisitions of Properties and Mortgage Loans, including the capitalization of the Borrower with the initial Properties and Mortgage Loans (by excluding or including, as the case may be, the historical financial results for the respective Properties and Mortgage Loans) that occur during such Calculation Period or thereafter and on or prior to the Determination Date (including any Indebtedness assumed or acquired in connection therewith) as if they had occurred on the first day of such Calculation Period.

                  "Projections" shall have the meaning provided in Section 6.05(d).

                  "Property" shall mean each senior living care property or medical office building owned or ground leased by the Borrower or any of its Subsidiaries (including the furniture, fixtures and equipment thereon, except for any furniture, fixtures and equipment which are owned by individual tenants).

                  "Qualified Mortgage Loan" shall mean any Mortgage Loan with respect to which all of the requirements set forth in Sections 7.11 and 8.02(viii) have been satisfied (or waived by the Required Banks) in accordance with the provisions of such Sections.

                  "Qualified Property" shall mean any Property with respect to which all of the requirements set forth in Sections 7.11 and 8.02(viii) have been satisfied (or waived by the Required Banks) in accordance with the provisions of such Sections.

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C.ss. 6901 et seq.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Register" shall have the meaning provided in Section 12.16.

                  "Registration Statement" shall mean the Form S-11 Registration Statement for the IPO filed with the SEC on October 8, 1997, as amended.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "REIT" shall have the meaning provided in the first paragraph of this Agreement.

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                  "Release" shall mean any spilling, leaking, pumping,
pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

                  "Release Date" shall mean (i) with respect to a Borrowing Base Property, (w) the date of any Special Mandatory Repayment Event with respect thereto, (x) the date of any refinancing thereof or the date of any sale or other disposition thereof, or (y) the date of any Casualty Event or Taking with respect thereto if Restoration thereof is not permitted pursuant to the Credit Documents, and (ii) with respect to a Borrowing Base Pledged Mortgage Loan, (w) the date of any Special Mandatory Repayment Event with respect thereto, (x) the date of any refinancing thereof or the date of any sale or other disposition thereof, (y) the date of the occurrence of any event of default under and as defined or described in the Pledged Mortgage Loan Documents relating thereto, or (z) the date of any Casualty Event or Taking with respect to the related Mortgage Loan Property.

                  "Release Price" shall mean, with respect to any Borrowing Base Property or any Borrowing Base Pledged Mortgage Loan, as of the related Release Date, the amount that is the greater of:

                  (i) an amount equal to the Borrowing Base Amount with respect to such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan; and

                 (ii) the amount necessary to ensure that the aggregate principal amount of Loans outstanding shall not exceed the Borrowing Base then in effect, after giving effect to the reduction in the Borrowing Base as a result of the release from the Borrowing Base of such Borrowing Base Property or Borrowing Base Pledged Mortgage Loan.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Single Employer Plan other than those events as to which the 30-day notice period is waived under subsection .22,
 .23, .25, .27 or .28 of PBGC Regulation Section 4043.

                  "Requested Extension Effective Date" shall have the meaning provided in Section 2.03(b)(i).

                  "Required Banks" shall mean Non-Defaulting Banks the sum of whose Commitments (or after the termination thereof, outstanding Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the Total Commitment (less the Commitments of Defaulting Banks) (or after the termination thereof, the then total outstanding Loans of Non-Defaulting Banks and the aggregate Loan Percentages of all Non-Defaulting Banks of the total Letter of Credit Outstandings at such time).

                  "Restoration" shall mean the repair, restoration (including demolition), replacement and rebuilding of all or any portion of a Property (or the Improvement thereof) following the destruction, damage, loss or Taking thereof. The term "Restore" used as a verb has a corresponding meaning.

                  "Returns" shall have the meaning provided in Section 6.09.

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                  "S&P" shall mean Standard & Poor's Ratings Services.

                  "SEC" shall have the meaning provided in Section 7.01(h).

                  "Section 3.04(b)(ii) Certificate" shall have the meaning provided in Section 3.04(b).

                  "Secured Creditors" shall have the meaning provided in the respective Security Documents.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Security Agreement" shall have the meaning provided in
Section 4.07.

                  "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

                  "Security Documents" shall mean the Pledge Agreement, the Pledge and Security Agreement, the Security Agreement, each of the Collateral Assignments and each of the Mortgages.

                  "Senior LifeChoice" shall mean Senior LifeChoice, L.L.C.

                  "Single Employer Plan" shall have the meaning set forth in
Section 6.10.

                  "Special Mandatory Repayment Event" shall mean the occurrence of any of the following in respect of a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan (or the Mortgaged Property securing a Borrowing Base Pledged Mortgage Loan): (i) except as otherwise permitted pursuant to Section 7.13, any Management Agreement or any material provision thereof shall cease to be in full force and effect or any party thereto shall deny or disaffirm its material obligations thereunder or shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto after the expiration of any applicable cure period; (ii) except as otherwise permitted pursuant to
Section 7.13, any Operating Lease or any material provision thereof shall cease to be in full force and effect or any party thereto shall deny or disaffirm its material obligations thereunder or shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto after the expiration of any applicable cure period; (iii) any ground lease with respect to (x) any Borrowing Base Property which is a Leasehold or (y) any Mortgage Loan Property which is a Leasehold and which secures a Borrowing Base Pledged Mortgage Loan, shall cease to be in full force and effect or any party thereto shall deny or disaffirm any of its material obligations thereunder or shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto after the expiration of any applicable cure period; (iv) any Borrowing Base Guaranty that existed on the Addition Date of, and related to, a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan shall cease to be in full force or effect as to the


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Eligible Guarantor thereunder, or any Eligible Guarantor or Person acting by or on behalf of such Eligible Guarantor shall deny or disaffirm such Eligible Guarantor's obligations under the relevant Borrowing Base Guaranty, or any Eligible Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the relevant Borrowing Base Guaranty and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Borrowing Base Guaranty; or (v) any breach by the REIT or any of its Subsidiaries of the provisions of Section .7.13.

                  "Specified Loans" shall mean (i) an unsecured loan made by the REIT to Edward B. Romanov, Jr. in the amount of the full purchase price of 200,000 shares of beneficial interest in the REIT at a purchase price per share equal to the IPO purchase price for the purpose of purchasing such shares; and (ii) a personal unsecured loan made by the REIT to D. Lee McCreary, Jr. in the amount of not more than $25,000.

                  "Specified Management Agreements" shall mean the Management Agreements relating to the Properties known as (i) Professional Office Building I, (ii) the DCMH Building, (iii) Pennsburg Manor, and (iv) Harston Hall.

                  "Specified Mortgage Loan" shall mean the Initial Borrowing Base Pledged Mortgage Loan encumbering the Mortgaged Property known as Sanatoga.

                  "Specified Subsidiary" shall mean any Subsidiary of the Borrower (other than any Subsidiary Guarantor) so long as such Subsidiary has no material assets other than the Property or Mortgage Loan to be financed with Permitted Non-Recourse Indebtedness incurred (or assumed) pursuant to
Section 8.04(viii).

                  "Stated Amount" of each Letter of Credit shall mean, at any time, the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing can then be met).

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower that owns or leases a Borrowing Base Property and/or owns directly or indirectly an equity interest in a Subsidiary that owns or leases a Borrowing Base Property.

                  "Subsidiaries Guaranty" shall have the meaning provided in
Section 4.08.

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                  "Supermajority Banks" shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if the percentage "50%" contained therein were changed to "66-2/3%."

                  "Taking" shall mean the taking or appropriation (including by deed in lieu of condemnation or by voluntary sale or transfer under threat of condemnation or while legal proceedings for condemnation are pending) of any Borrowing Base Property or any Mortgage Loan Property securing a Borrowing Base Pledged Mortgage Loan, or, in either case, any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain. The term "Taken" used as a verb has a correlative meaning.

                  "Tangible Net Worth" shall mean, as of any date of determination, the consolidated net worth of the REIT and its Subsidiaries at such time, determined in accordance with GAAP, less the amount of all intangible items, including, without limitation, goodwill, franchises, licenses, patents, trade marks, trade names, copyrights, service marks, brand names, write-ups of assets and any unallocated excess costs of investments in subsidiaries over equity in underlying net assets at dates of acquisition.

                  "Taxes" shall have the meaning provided in Section 3.04(a).

                  "Test Period" shall mean the four consecutive fiscal quarters of the REIT then last ended, in each case taken as one accounting period, provided that for purposes of making any financial covenant calculation which includes periods prior to the Effective Date, such calculation shall be done on a Pro Forma Basis, even though such period (or portion thereof) had occurred prior to the Effective Date.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                  "Total Unutilized Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Commitment then in effect less
(y) the aggregate principal amount of Loans outstanding plus the then aggregate amount of all Letter of Credit Outstandings.

                  "Treasury Regulation" shall mean regulations promulgated under the Code.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under such Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by such Plan's actuary in the most recent annual valuation of such Plan.

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                  "United States" and "U.S." shall each mean the United States of America.

                  "Unpaid Drawing" shall have the meaning provided in Section 1.17.

                  "Unutilized Commitment" with respect to any Bank at any time shall mean such Bank's Commitment at such time, if any, less the sum of (i) the aggregate outstanding principal amount of all Loans made by such Bank at such time and (ii) such Bank's Loan Percentage of the Letter of Credit Outstandings at such time.

                  "Work" shall have the meaning provided in Section 7.16(f).

                  SECTION 11. The Administrative Agent.

                  11.01 Appointment. The Banks hereby designate GACC as Administrative Agent (for purposes of this Section 11, the term "Administrative Agent" shall include GACC in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents, and the Issuing Bank hereby designates GACC as Administrative Agent to act as specified herein with respect to the issuance of Letters of Credit and such other matters in connection with such Letters of Credit as are provided for herein. Each Bank and the Issuing Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates. Without limiting the generality of the preceding sentence and notwithstanding the provisions of Section 11.09, GACC, in its capacity as Administrative Agent and Collateral Agent, shall have the right upon notice to the Borrower, the Banks and the Issuing Bank, to transfer and assign all of its rights, duties and obligations as Administrative Agent and Collateral Agent hereunder and under the other Credit Documents to any of its Affiliates.

                  11.02 Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the


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Administrative Agent shall not have by reason of this Agreement or any other
Credit Document a fiduciary relationship in respect of any Bank, the Issuing Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  11.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Bank, the Issuing Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Credit Party and each of their Subsidiaries in connection with the making and the continuance of the Loans, the issuance of or participation in the Letters of Credit and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Credit Party and each of its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank, the Issuing Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or the issuance of the Letters of Credit at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank, the Issuing Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of any Credit Party or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of any Credit Party or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  11.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks or, if required by Section 12.12, the Supermajority Banks or all of the Banks, as the case may be; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks or, if required by
Section 12.12, the Supermajority Banks or all of the Banks, as the case may be.

                  11.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.


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                  11.06 Indemnification. To the extent the Administrative
Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Administrative Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

                  11.07 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement or participate in Letters of Credit, the Administrative Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks or the Issuing Bank.

                  11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  11.09 Resignation by the Administrative Agent; Removal of the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 Business Days' prior written notice to the Borrower, the Banks and the Issuing Bank. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

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                  (b) Upon any such notice of resignation by the
Administrative Agent, the Required Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                  (c) If a successor Administrative Agent shall not have been so appointed within such 30 Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 35th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

                  (e) In addition, the Required Banks shall have the right to remove the Administrative Agent and appoint a successor Administrative Agent who shall be a commercial bank or trust company reasonably acceptable to the Borrower in the event that the Administrative Agent has been grossly negligent or has willfully misconducted itself in performing its functions and duties under this Agreement or any other Credit Document.

                  SECTION 12. Miscellaneous.

                  12.01 Payment of Expenses, etc. The Borrower agrees that it shall: (i) whether or not the transactions contemplated herein are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case, LLP, local counsel and due diligence, environmental, engineering, real estate and insurance independent consultants retained by the Administrative Agent) in connection with the preparation, execution, delivery and performance of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein, any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and, upon the occurrence and during the continuance of an Event of Default, the reasonable costs and expenses of each of the Banks and the Issuing Bank in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and, following an Event of Default, for each of the Banks and the Issuing Bank); (ii) pay and hold each of the Banks and the Issuing Bank harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks and the Issuing Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank or the Issuing Bank) to pay such taxes; and (iii) indemnify the Administrative Agent,


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each Bank and the Issuing Bank, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not such Agent, any Bank or the Issuing Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the REIT or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the REIT or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the REIT, any of its Subsidiaries or any Real Property owned or at any time operated by the REIT or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent, any Bank or the Issuing Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank and the Issuing Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank or the Issuing Bank, as the case may be (including, without limitation, by branches and agencies of such Bank or the Issuing Bank, as the case may be, wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank or the Issuing Bank, as the case may be, under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to
Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank or the Issuing Bank, as the case may be, shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 12.02,


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neither any Bank nor the Issuing Bank shall exercise any such right of set-off without the prior consent of the Administrative Agent or the Required Banks so long as the Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Banks and the Issuing Bank and may be amended, modified or waived in any respect by the Required Banks without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

                  12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at the Borrower's address specified opposite its signature below; if to the REIT, at the REIT's address specified opposite its signature below; if to any Bank, at its address specified opposite its name on Schedule II; if to the Issuing Bank, at its address specified opposite its signature below; and if to the Administrative Agent, at the Notice Office; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank or the Issuing Bank, at such other address as shall be designated by such Bank or the Issuing Bank in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

                  12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitment hereunder except as provided in Section 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's


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participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                  (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Commitment (and related outstanding Obligations hereunder) to (i) its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (ii) in the case of any Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Bank or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Commitment (and related outstanding Obligations hereunder) to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Loans, as the case may be) of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of
Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Loans, as the case may be), (iii) the consent of the Administrative Agent shall be required in connection with any such assignment pursuant to clause (y) above (which consent shall not be unreasonably withheld) and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 12.16. The Administrative Agent will promptly give the Borrower notice of any assignment to an Eligible Transferee pursuant to clause (y) of the first sentence of this
Section 12.04(b), although the failure to give any such notice shall not affect such assignment or result in any liability by the Administrative Agent. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this
Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 3.04(b)(ii) Certificate) described in Section 3.04(b). To the extent that an assignment of all or any portion of a Bank's Commitment and related


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outstanding Obligations pursuant to this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11 or 3.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay or reimburse such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Bank which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Bank from any of its obligations hereunder.

                  12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Issuing Bank or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Administrative Agent, the Issuing Bank or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Issuing Bank or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Issuing Bank or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional


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participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

                  12.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks) ("GAAP").

                  (b) All computations of interest and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or other fees are payable.

                  12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE REIT AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE REIT AND THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH CREDIT PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH CREDIT PARTY. EACH OF THE REIT AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF THE REIT AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF


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PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY
ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (b) EACH OF THE REIT AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  12.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which (i) the REIT, the Borrower, the Administrative Agent, the Issuing Bank and each of the Banks set forth on
Schedule I shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing) or written notice at such office that the same has been signed and mailed to it and (ii) the conditions contained in Section 4 are met to the satisfaction of the Administrative Agent, the Issuing Bank and the Required Banks. Unless the Administrative Agent has received actual notice from the Issuing Bank or any Bank that the conditions described in clause (ii) of the preceding sentence have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall be deemed to have occurred, regardless of any subsequent


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determination that one or more of the conditions thereto had not been met
(although the occurrence of the Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 4). The Administrative Agent will give the REIT, the Borrower, the Issuing Bank and each Bank prompt written notice of the occurrence of the Effective Date.

                  12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  12.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) (with the term "Bank" meaning each Bank having Obligations being directly affected thereby in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated expiration date of any Letter of Credit beyond the Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents), (iii) release the REIT from its obligations under the Parent Guaranty, (iv) amend, modify or waive any provision of this
Section 12.12, (v) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Loans are included on the Effective Date) or (vi) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (A) increase the Commitment of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of the Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (B) without the consent of the Issuing Bank, modify or waive any provision of
Section 1.13 through Section 1.18 or alter its rights or obligations with respect to the Letters of Credit, (C) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 11 or any other provision as same relates to the rights or obligations of the Administrative Agent, (D) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent or (E) without the consent of the Supermajority Banks, (i) amend or modify the definition of Supermajority Banks, (ii) amend or modify any provision of the Agreement which would permit the REIT or any of its Subsidiaries to pay additional Dividends to, or make additional Investments in or to, any of its other Subsidiaries, (iii) release any Subsidiary Guarantor from its obligations under the Subsidiaries Guaranty (in each case, except as expressly provided in the Credit Documents) or (iv) release any Borrowing Base


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Property or Borrowing Base Pledged Mortgage Loan from the Liens created by the respective Mortgage or Collateral Assignment (except as expressly provided in the Credit Documents).

                  12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 3.04, 12.01 and 12.06 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

                  12.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, or
3.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  12.15 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 12.15, each Bank agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Bank if such Bank or such Bank's holding or parent company in its reasonable good faith discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this
Section 12.15 to the same extent as such Bank) any information with respect to any Credit Party or any of its Subsidiaries which has been, is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by any Credit Party to the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to the Administrative Agent or the Collateral Agent and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Bank, provided, that such prospective transferee agrees with such Bank to be subject to the provisions of this Section 12.15(a).

                  (b) The REIT and the Borrower hereby acknowledge and agree that each Bank may share with any of its affiliates any information related to Credit Parties or any of their respective Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Credit Parties and their respective Subsidiaries, provided such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such Bank), it being understood that for purposes of this Section 12.15(b) the term "affiliate" shall mean any direct or indirect holding company of a Bank as well as any direct or indirect Subsidiary of such holding company.


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                  12.16 Register. The Borrower hereby designates the
Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitment of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this
Section 12.16, provided that the Borrower shall have no obligation to indemnify the Administrative Agent for any loss, claim, damage, liability or expense which resulted solely from the gross negligence or willful misconduct of the Administrative Agent.

                  12.17 Commercial Loan Transactions. Each of the Banks acknowledges that the making of its Loans and the issuance by the Borrower of a Note to such Bank are in the nature of a commercial loan transaction, and that no such Bank shall assert that such actions are a securities transaction regulated under the Exchange Act, the Securities Act or any other Federal or state securities laws, it being understood that nothing in this Section 12.17 shall limit the rights of the Banks pursuant to Section 12.04.

                  12.18 Servicing of Loans. The Administrative Agent may, in its sole discretion, determine to designate and appoint a servicer to service the Loans pursuant to a loan servicing agreement in form and substance satisfactory to Administrative Agent. In connection with such designation and appointment, the Administrative Agent may, in its sole discretion, delegate some or all of its rights and obligations under the Credit Documents to such servicer pursuant to the loan servicing agreement. The Borrower hereby irrevocably consents to such designation and appointment of a servicer and any such delegation to such servicer of some or all of the Administrative Agent's rights and obligations under the Credit Documents.

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                  SECTION 13. Parent Guaranty.

                  13.01 The Guaranty. In order to induce the Administrative Agent, the Issuing Bank and the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Parent Guarantor from the proceeds of the Loans, the issuance of the Letters of Credit and the entering into by the Borrower of Interest Rate Protection Agreements or Other Hedging Agreements, the Parent Guarantor hereby agrees with the Administrative Agent and the Banks as follows: the Parent Guarantor hereby absolutely, unconditionally and irrevocably, guarantees as primary obligor and not merely as surety all of the Guaranteed Obligations of the Borrower to each Creditor. If any or all of the Guaranteed Obligations becomes due and payable hereunder, the Parent Guarantor absolutely, unconditionally and irrevocably promises to pay such indebtedness to the Creditors or order, on demand, together with any and all reasonable expenses which may be incurred by the Creditors in collecting any of the Guaranteed Obligations. This Parent Guaranty shall constitute a guaranty of payment, and not of collection.

                  13.02 Bankruptcy. Additionally, the Parent Guarantor, absolutely, unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrower to the Creditors whether or not then due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

                  13.03 Nature of Liability. The liability of the Parent Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by the Parent Guarantor, any other guarantor or by any other party, and the liability of the Parent Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking except to the extent that such payment actually results in a permanent reduction of the Guaranteed Obligations, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to any Creditor on the indebtedness which such Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Parent Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  13.04 Independent Obligation. The obligations of the Parent Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against the Parent Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. The Parent Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement


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thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Parent Guarantor.

                  13.05 Authorization. The Parent Guarantor authorizes the Administrative Agent and the other Creditors without notice or demand or consent (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                  (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party or any other Person or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Creditors, provided that the Creditors will not, without the prior written consent of the Parent Guarantor, contractually subordinate the payment of all or any part of the Guaranteed Obligations to any other creditor or creditors of the Borrower, provided further that if any consent required by the immediately preceding proviso is not obtained and contractual subordination as described therein is agreed to, then (x) any part of the Guaranteed Obligations not so subordinated will continue to be entitled to the full benefits of this Parent Guaranty and (y) with respect to any part of the Guaranteed Obligations so contractually subordinated, the Parent Guarantor will be relieved of its obligations hereunder only to the extent each establishes that it has been actually damaged by such contractual subordination;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liability or liabilities of the Borrower remain unpaid;

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                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Parent Guarantor from its liabilities under this
        Section 13.

                  13.06 Reliance. It is not necessary for the Administrative Agent or the other Creditors to inquire into the capacity or powers of the Borrower or any other Credit Party or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  13.07 Subordination. Any of the indebtedness of the Borrower now or hereafter owing to the Parent Guarantor is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Administrative Agent and the other Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to the Parent Guarantor shall be collected, enforced and received by the Parent Guarantor for the benefit of the Creditors and be paid over to the Administrative Agent on behalf of the Creditors on account of the Guaranteed Obligations of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of the Parent Guarantor under the other provisions of this Parent Guaranty. Prior to the transfer by the Parent Guarantor of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrower to the Parent Guarantor, the Parent Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Parent Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Parent Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all Guaranteed Obligations have been paid in full in cash (it being understood that the Parent Guarantor is not waiving any right of subrogation that it may otherwise have but is only waiving the exercise thereof as provided above).

                  13.08 Waiver. (a) The Parent Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or the other Creditors to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent's or the other Creditors' power whatsoever. The Parent Guarantor waives any defense based on or arising out of any defense of the Borrower, the Parent Guarantor, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Administrative Agent and the other

Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and the other Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Parent Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. The Parent Guarantor waives any defense arising out of any such election by the Administrative Agent and the other Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Guarantor against the Borrower or any other party or any security.

                  (b) The Parent Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Parent Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. The Parent Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Parent Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the other Creditors shall have no duty to advise the Parent Guarantor of information known to them regarding such circumstances or risks.

                  The Parent Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

                  13.09 Nature of Liability. It is the desire and intent of the Parent Guarantor and the Creditors that this Parent Guaranty shall be enforced against the Parent Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the Parent Guarantor under this Parent Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations shall be deemed to be reduced and the Parent Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                  13.10 Interest Rate Protection Agreements and Other Hedging Agreements. Notwithstanding anything to the contrary contained in this Parent Guaranty, no Interest Rate Protection Agreement or Other Hedging Agreement shall be entitled to the benefits of this Parent Guaranty unless such Interest Rate Protection Agreement or Other Hedging Agreement is reasonably related to the Loans (including, in any event, any Interest Rate Protection Agreement entered into to satisfy the requirements of Section 7.16) or such Interest

Rate Protection Agreement or Other Hedging Agreement provides that it is to be entitled to the benefits of this Parent Guaranty or the Security Documents generally.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:                                ELDERTRUST

415 McFarlan Road                       By:/s/ Edward B. Romanov, Jr.
Suite 202                                  -------------------------------------
Kennett Square                                 Name: Edward B. Romanov, Jr.
Pennsylvania 19348                             Title: President and CEO


Address:                                ELDERTRUST OPERATING LIMITED PARTNERSHIP

415 McFarlan Road                       By:/s/ Edward B. Romanov, Jr.
Suite 202                                  -------------------------------------
Kennett Square                                 Name: Edward B. Romanov, Jr.
Pennsylvania 19348                             Title: President and CEO

                                                                       :


Address:                                GERMAN AMERICAN CAPITAL CORPORATION, as
                                        a Bank and as Administrative Agent
31 West 52nd Street
New York, New York 10019                By:/s/ Allisson Michaels
                                           -------------------------------------
                                               Name: Allisson Michaels
                                               Title: Attorney-in-fact

                                        By:/s/ Janet Whang
                                           -------------------------------------
                                              Name: Janet Whang
                                              Titl: Attorney-in-fact


Address:                                DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                        Issuing Bank

31 West 52nd Street                     By:/s/ Allisson Michaels
New York, New York 10019                   -------------------------------------
                                               Name: Allisson Michaels
                                               Title: Attorney-in-fact


                                        By:/s/ Janet Whang
                                           -------------------------------------
                                               Name: Janet Whang
                                               Title: Attorney-in-fact

                                                                    SCHEDULE I
                                                                    ----------


                                  COMMITMENTS
                                  -----------


Bank                                                                Commitment
----                                                                ------------
German American Capital Corporation                                 $140,000,000
                                                                    ------------

                                             TOTAL:                 $140,000,000
                                                                    ------------

                                                                    SCHEDULE II
                                                                    ------------


                                BANK ADDRESSES
                                --------------

Bank                                      Address
----                                      -------

German American Capital Corporation       31 West 52nd Street
                                          New York, New York 10019

                                                                  SCHEDULE III
                                                                  ------------

                                     Real Property

Name/Owner                                                    Location

Assisted Living Facilities:

Heritage Woods                                                Agawam, MA
(ET Sub-Heritage Woods, L.L.C.)

Willowbrook                                                   Clarks Summit, PA
(ET Sub-Willowbrook Limited Partnership, L.L.P.)

Riverview Ridge                                               Wilkes-Barre, PA
(ET Sub-Riverview Ridge Limited Partnership, L.L.P.)

Highgate at Paoli Point                                       Paoli, PA
(ET Sub-Highgate, L.P.)

The Woodbridge                                                Kimberton, PA
(ET Sub-Woodbridge, L.P.)

Independent Living Facility:

Pleasant View                                                 Concord, NH
(ET Sub-Pleasant View, L.L.C.)

Skilled Nursing Facilities (9):

Rittenhouse CC                                                Philadelphia, PA
(ET Sub-Rittenhouse Limited Partnership, L.L.P.)

Lopatcong CC                                                  Lopatcong, NJ
(ET Sub-Lopatcong, L.L.C.)

Phillipsburg CC                                               Phillipsburg, NJ
(ET Sub-Phillipsburg I, L.L.C.)

Wayne NRC                                                     Wayne, PA
(ET Sub-Wayne I Limited Partnership, L.L.P.)

Belvedere NRC                                                 Chester, PA
(ET Sub-Belvedere Limited Partnership, L.L.P.)

Chapel Manor NRC                                              Philadelphia, PA
(ET Sub-Chapel Manor Limited Partnership, L.L.P.)

Harston Hall NCH                                              Flourtown, PA
(ET Sub-Harston Hall Limited Partnership, L.L.P.)

Pennsburg Manor NRC                                           Pennsburg, PA
(ET Sub-Pennsburg Manor Limited Partnership, L.L.P.)

Silverlake NRC                                                Bristol, PA
(ET Sub-Silverlake Limited Partnership, L.L.P.)

Medical Office and Other Buildings:

Professional Office Building I                                Upland, PA
(ET Sub-POB I Limited Partnership, L.L.P.)

Salisbury Medical Office Building                             Salisbury, MD
ET Sub-SMOB, L.L.C.

Windsor Office Building                                       Windsor, CT
ET Sub-Windsor I, L.L.C.

Windsor Clinic/Training Facility                              Windsor, CT
(ET Sub-Windsor II, L.L.C.)

Lacey Branch Office Building                                  Forked River, NJ
ET Sub-Lacey I, L.L.C.

                                     To Be Acquired

Riverview Ridge                                               Wilkes-Barre, PA
(ET Sub-Riverview Ridge Limited Partnership, L.L.P.)

Silverlake NRC                                                Bristol, PA
(ET Sub-Silverlake Limited Partnership, L.L.P.)

DCMH Medical Office Building (23)                             Drexel Hill, PA
(ET Sub-DCMH Limited Partnership, L.L.P.)

                                                                  SCHEDULE IV
                                                                  -----------

                                      SUBSIDIARIES

Subsidiary                                       Owner                          Percentage Owned
----------                                       -----                          ----------------
ET GENPAR, L.L.C.                                Borrower                               100%

ET Sub-Heritage Woods, L.L.C.                    Borrower                               100%

ET Sub-Pleasant View, L.L.C.                     Borrower                               100%

ET Sub-Lopatcong, L.L.C.                         Borrower                               100%

ET Sub-Phillipsburg I, L.L.C.                    Borrower                               100%

ET Sub-SMOB, L.L.C.                              Borrower                               100%

ET Sub-Windsor I, L.L.C.                         Borrower                               100%

ET Sub-Windsor II, L.L.C.                        Borrower                               100%

ET Sub-Lacey I, L.L.C.                           Borrower                               100%

ET Sub-Willowbrook Limited Partnership,          Borrower                              99.9%  (LP)
   L.L.P.                                        ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Riverview Ridge Limited Partnership,      Borrower                              99.9%  (LP)
   L.L.P.                                        ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Highgate, L.P.                            Borrower                              99.9%  (LP)
                                                 ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Woodbridge, L.P.                          Borrower                              99.9%  (LP)
                                                 ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Rittenhouse Limited Partnership,          Borrower                              99.9%  (LP)
   L.L.P.                                        ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Wayne I Limited Partnership, L.L.P.       Borrower                              99.9%  (LP)
                                                 ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Belvedere Limited Partnership, L.L.P.     Borrower                              99.9%  (LP)
                                                 ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Pennsburg Manor Limited Partnership,      Borrower                              99.9%  (LP)
   L.L.P.                                        ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-POB I Limited Partnership, L.L.P.         Borrower                              99.9%  (LP)
                                                 ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Riverview Ridge Limited Partnership,      Borrower                              99.9%  (LP)
   L.L.P.                                        ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Silverlake Limited Partnership, L.L.P.    Borrower                              99.9%  (LP)
                                                 ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-DCMH Limited Partnership, L.L.P.          Borrower                              99.9%  (LP)
                                                 ET GENPAR, L.L.C.                      0.1%  (GP)

Subsidiary                                       Owner                          Percentage Owned
----------                                       -----                          ----------------
ET Sub-Chapel Manor Limited Partnership,         Borrower                              99.9%  (LP)
   L.L.P.(1)                                     ET GENPAR, L.L.C.                      0.1%  (GP)

ET Sub-Harston Hall Limited Partnership,         Borrower                              99.9%  (LP)
   L.L.P.(2)                                     ET GENPAR, L.L.C.                      0.1%  (GP)

ET Capital Corp.                                 Borrower                                95%  Equity
                                                                                          0%  Voting

                                                 Edward B. Romanov, Jr.                   5%  Equity
                                                                                        100%  Voting

--------
(1) This entity will not become operational and will be dissolved promptly following the Effective Time.
(2) This entity will not become operational and will be dissolved promptly following the Effective Time.

                                                                    SCHEDULE V
                                                                    ----------

                                  INDEBTEDNESS


                                                                                     Aggregate Principal
Borrower                                     Guarantor(s)                      Amount as of the Effective Date
--------                                     ------------                      -------------------------------
ET Sub-Woodbridge, L.P.                      REIT                              $9,945,000

ET Sub-Highgate, L.P.                        REIT                              $9,680,000

ET Sub-Belvedere Limited Partnership,        N/A                               $9,954,174
     L.L.P.

ET Sub-Lacey I, L.L.C.                       Borrower                          $494,488

ET Sub-Phillipsburg I, L.L.C.                  N/A                               $2,025,000 in the form of bonds
                                                                               secured by the property owned by the
                                                                               Subsidiary but not assumed by the
                                                                               Subsidiary and included herein
                                                                               pursuant to clause (iii) of the
                                                                               definition of "Indebtedness" in
                                                                               Article X of the Agreement

ET Sub-Willowbrook Limited                   N/A                               $4,115,000 in the form of bonds
     Partnership, L.L.P.                                                       secured by the property owned by the
                                                                               Subsidiary but not assumed by the
                                                                               Subsidiary and included herein
                                                                               pursuant to clause (iii) of the
                                                                               definition of "Indebtedness" in
                                                                               Article X of the Agreement

ET Sub-Riverview Ridge                       Borrower                          $2,739,000
     Limited Partnership L.L.P.

                                                                     SCHEDULE VI
                                                                     -----------


                                   INSURANCE
                                   ---------

The Borrower will maintain, at a minimum, the following insurance:

Type of Insurance                                     Limits
                                                                                                     ------
A.       Property
         "All-Risk" property insurance for physical   Replacement Cost
         damage to real and personal property,
         including
                  a)  coverage for the peril of       As provided in Section 7.03 of the Credit
         flood to the extent available under the      Agreement
         National Flood Insurance
                  b)  coverage for the peril of       As provided in Section 7.03(iv) of the Credit
         earthquake                                   Agreement
                  c) business interruption            Actual Loss Sustained basis
         insurance for a period of not less than
         eighteen months
B.       General Liability including Automobile       $100,000,000
C.       Workers Compensation                         Statutory


                                                                  SCHEDULE VII
                                                                  ------------


                                 EXISTING LIENS
                                 --------------

                                      NONE

                                                               SCHEDULE VIII
                                                               -------------

                          EXISTING MORTGAGES AND NOTES

Note, dated as of the date hereof, from Philadelphia Avenue Associates to ElderTrust Operating Limited Partnership, in an amount not to exceed $5,164,000.

Open-End Mortgage and Security Agreement, dated as of the date hereof, between Philadelphia Avenue Associates and ElderTrust Operating Limited Partnership (title commitment no. H185775EP).

Note, dated as of the date hereof, from Delm Nursing, Inc. to ElderTrust Operating Limited Partnership, in an amount not to exceed $6,511,000.

Open-End Mortgage and Security Agreement, dated as of the date hereof, between Delm Nursing, Inc. and ElderTrust Operating Limited Partnership (title commitment no. D170198MA).

Note, dated as of the date hereof, from Volusia Meridian Limited Partnership to Genesis Health Ventures, Inc., in an amount not to exceed $4,577,000.

Mortgage and Security Agreement dated as of the date hereof, between Volusia Meridian Limited Partnership and ElderTrust Operating Limited Partnership (title commitment no. OD97864).

Note, dated as of the date hereof, from Wyncote Healthcare Corp. to ElderTrust Operating Limited Partnership, in an amount not to exceed $5,380,000.

Open-End Mortgage and Security Agreement, dated as of the date hereof, between Wyncote Healthcare Corp. and ElderTrust Operating Limited Partnership (title commitment no. D176372JP).

Note, dated as of the date hereof, from Lehigh Nursing Homes, Inc. to ElderTrust Operating Limited Partnership, in an amount not to exceed $6,665,000.

Open-End Mortgage and Security Agreement, dated as of the date hereof, between Lehigh Nursing Homes, Inc. and ElderTrust Operating Limited Partnership (title commitment no. H185814EP).

Note, dated as of the date hereof, from Berks Nursing Homes, Inc. to ElderTrust Operating Limited Partnership, in an amount not to exceed $6,269,000.

Open-End Mortgage and Security Agreement, dated as of the date hereof, between Berks Nursing Homes, Inc. and ElderTrust Operating Limited Partnership (title commitment no. H185801EP).

Construction Mortgage Note, dated as of September 30, 1997, by Senior LifeChoice, LLC payable to the order of Genesis Health Ventures, Inc., in an amount not to exceed $9,500,000, as assigned to ElderTrust Operating Limited Partnership pursuant to an Assignment and Assumption Agreement, dated as of the date hereof.

Open-End Mortgage and Security Agreement, dated as of September 30, 1997, between Senior LifeChoice, LLC and Genesis Health Ventures, Inc. , as assigned to ElderTrust Operating Limited Partnership pursuant to an Assignment and Assumption Agreement, dated as of the date hereof.

Note, dated as of November 11, 1997, from Geri-Med. Corp. to Philadelphia Suburban Development Corporation in the principal amount of $800,000, as assigned to ElderTrust Operating Limited Partnership pursuant to an Assignment and Assumption Agreement dated as of the date hereof.

Open-End Mortgage and Security Agreement, dated as of November 11, 1997 between Philadelphia Suburban Development Corporation and Geri-Med Corp., as assigned to ElderTrust Operating Limited Partnership pursuant to an Assignment Agreement dated as of the date hereof.

                                                                    EXHIBIT A
                                                                    ---------

                               NOTICE OF BORROWING

                                                                       [Date]


German American Capital Corporation,
 as Administrative Agent
 for the Banks party
 to the Credit Agreement referred
 to below
31 West 52nd Street
New York, New York  10019

Attention:

Ladies and Gentlemen:

                  The undersigned, ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), refers to the Credit Agreement, dated as of January 30, 1998 (as amended from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among ElderTrust, the Borrower, various Banks (the "Banks"), Deutsche Bank AG, New York Branch, as Issuing Bank, and you, as Administrative Agent for the Banks and the Issuing Bank, and hereby gives you irrevocable notice pursuant to
Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing of Revolving Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

                  (i)      The Business Day of the Proposed Borrowing is
               ,   .(1)
     ---------- ---

                  (ii)     The aggregate principal amount of the
     Proposed Borrowing is $          .
                            ----------

                  (iii) The Revolving Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

                  [(iv)    The initial Interest Period for the Proposed
     Borrowing is _____ month(s).](2)

------------------------

1 Shall be a Business Day at least one Business Day in the case of Base Rate
  Loans and three Business Days in the case of Eurodollar Loans, in each case after the date hereof.
2 To be included for a Proposed Borrowing of Eurodollar Loans.

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                  (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof; and

                  (C) set forth on Annex A attached hereto is the information required by Section 5.04(a) of the Credit Agreement, and each of the applicable conditions referred to in Sections 5.04(b), (c) and (d) of the Credit Agreement has been satisfied or will be satisfied on or before the date of the Proposed Borrowing.

                                          Very truly yours,


                                          ELDERTRUST OPERATING LIMITED
                                           PARTNERSHIP


                                          By:   ElderTrust, its general partner


                                          By:_______________________________
                                              Name:
                                              Title:

                                                                     ANNEX A




                  [Set forth in reasonable detail the specific uses for the proceeds of such Revolving Loans and show the categories of such uses]

                                                                   EXHIBIT B-1
                                                                   -----------

                                      NOTE



$_____________                                              New York, New York


                                                              ------ ---, ----

                  FOR VALUE RECEIVED, ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), hereby promises to pay to GERMAN AMERICAN CAPITAL CORPORATION or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of German American Capital Corporation (the "Administrative Agent") located at 31 West 52nd Street, New York, New York 10019 on the Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________________ DOLLARS ($____________) or, if less, the unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the Notes referred to in the Credit Agreement, dated as of January 30, 1998, among ElderTrust, the Borrower, the lenders from time to time party thereto (including the Bank), Deutsche Bank AG, New York Branch, as Issuing Bank, and the Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part, as provided in the Agreement, and Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be or may become due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                         ELDERTRUST OPERATING LIMITED
                                          PARTNERSHIP


                                         By:  ElderTrust, its general partner



                                         By:  _____________________________
                                              Name:
                                              Title:

                                                                  EXHIBIT B-2
                                                                  -----------

                            LETTER OF CREDIT REQUEST


No.   1                                                       Dated   2
    -----                                                           -----

German American Capital Corporation, as Administrative Agent under the Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement"), dated as of January 30, 1998, among ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various lenders (the "Banks") from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank (the "Issuing Bank") and the Administrative Agent
31 West 52nd Street
New York, New York 10019.

Attention:  ______________________]


Dear Sirs:

                  We hereby request that Deutsche Bank AG, New York Branch, in its capacity as Issuing Bank under the captioned Credit Agreement, issue a standby Letter of Credit for the account of the undersigned on 3 (the "Date of Issuance") in the aggregate stated amount of 4 . The requested Letter of Credit shall be denominated in Dollars.

                  For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meanings provided therein.

                  The beneficiary of the requested Letter of Credit will be 5 , and such Letter of Credit will be in support of 6 and will have a stated expiration date of 7 .

------------------------
1     Letter of Credit Request Number.

2     Date of Letter of Credit Request.

3 Date of Issuance which shall be at least five Business Days after the date of this Letter of Credit Request (or such shorter period as is acceptable to the Issuing Bank).

4     Aggregate initial stated amount of Letter of Credit.

5     Insert name and address of beneficiary.

6     Insert description of L/C Supportable Obligations.

7 Insert last date upon which drafts may be presented which may not be later than the earlier of (x) the date which occurs 12 months after the Date of Issuance, or, if any such standby Letter of Credit is automatically extendable for successive periods of up to 12 months, a date not beyond the third Business Day prior to the Maturity Date or
      (y) the third Business Day prior to the Maturity Date.

                  We hereby certify that:

                  (1) the representations and warranties contained in the Credit Documents will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                    ELDERTRUST OPERATING LIMITED PARTNERSHIP

                    By:  ElderTrust, its General Partner

                         By
                           ---------------------------------------
                            Name:
                            Title:

                                                                    EXHIBIT C
                                                                    ---------


                     FORM OF SECTION 3.04(b)(ii) CERTIFICATE


                  Reference is hereby made to the Credit Agreement, dated as of January 30, 1998, among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (as amended from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 3.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                      [NAME OF BANK]


                                      By______________________________
                                           Name:
                                           Title:


Date: _________________, _____

                                                                       EXHIBIT D
                                                                       ---------
                                                       January 30, 1998



German American Capital Corporation,
  as Administrative Agent
31 W. 52nd Street
New York, New York 10019



          Re: Credit Agreement dated as of January 30, 1998 among ElderTrust, ElderTrust Operating Limited Partnership, the Banks listed therein, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent and Collateral Agent

Ladies and Gentlemen:

                  This firm has acted as counsel to ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), and the subsidiaries of the Borrower identified on Schedule I attached hereto (individually, a "Subsidiary" and collectively, the "Subsidiaries"), in connection with the Credit Agreement, dated as of January 30, 1998 (the "Credit Agreement"), among the REIT, the Borrower, the banks listed on the signature pages thereof (the "Banks"), Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent and Collateral Agent (the "Agent"). This opinion letter is furnished to you pursuant to the requirements set forth in
Section 4.03 of the Credit Agreement in connection with the Closing thereunder on the date hereof. Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, unless otherwise defined herein.

                  For purposes of this opinion letter, we have examined copies of the following documents:

                  1. Executed copy of the Credit Agreement.

                  2. Executed copy of the Note.

                  3. Executed copy of the Pledge Agreement.

                  4. Executed copy of the Pledge and Security Agreement.

                  5. Executed copy of the Security Agreement.

                  6. Executed copy of the Subsidiaries Guaranty.

                  7. Executed copies of the Mortgages identified on Schedule II attached hereto (the "Mortgages"), including the Mortgage upon property owned by ET Sub-SMOB, L.L.C. ("SMOB") to be recorded in Wicomico County, Maryland
                     (the "Maryland Mortgage").

                  8. Executed copies of the Collateral Assignments identified on Schedule III attached hereto (the "Collateral Assignments").

                  9. Completed UCC-1 forms naming the Borrower, the REIT
                     (doing business as "ElderTrust REIT Co.") and each of the Subsidiaries as debtors and the Agent as secured party and executed by the Borrower, the REIT and each of the Subsidiaries, which UCC-1 forms (collectively, the "Credit Party Financing Statements") have been prepared for filing in the office of the Pennsylvania Department of State and in the chattel records of the Prothonotary of Chester County, Pennsylvania (collectively, the "Pennsylvania Filing Offices").

                 10. Completed UCC-1 forms naming SMOB as debtor and the
                     Agent as secured party and executed by SMOB, which UCC-1 forms (the "SMOB Financing Statements") have been prepared for filing in the Pennsylvania Filing Offices and in the office of the Maryland State Department of Assessments and Taxation ("MSDAT") (the "Maryland Filing Office"); and a completed UCC-1 form naming SMOB as debtor and the Agent as secured party and executed by SMOB, which UCC-1 form (the "Fixture Filing") has been prepared for filing in the land records of Wicomico County, Maryland.

                 11. The Amended and Restated Certificate of Limited Partnership
                     of the Borrower, as certified by the Secretary of State of the State of Delaware on January 30, 1998, and as certified by the Secretary of the REIT, as general partner of the Borrower, on the date hereof as being complete, accurate and in effect.

                 12. The Second Amended and Restated Agreement of Limited
                     Partnership of the Borrower, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect.

                 13. A certificate of good standing of the Borrower issued by the Secretary of State of the State of Delaware dated January 30, 1998.

                 14. A letter from CT Corporation System ("CT") dated January
                     29, 1998 stating that the Borrower's application for qualification to do business in the Commonwealth of Pennsylvania was filed on January 27, 1998.

                 15. The Amended and Restated Declaration of Trust of the REIT
                     filed with the MSDAT on January 28, 1998, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect; and a certificate from the MSDAT dated January 29, 1998 stating that the REIT's Amended and Restated Declaration of Trust was accepted and approved for filing with the MSDAT on January 28, 1998.

                 16. The Amended and Restated Bylaws of the REIT, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect.

                 17. A certificate of good standing of the REIT issued by the
                     MSDAT dated January 28, 1998 and a letter from CT dated January 30, 1998 stating that CT has confirmed by telephone with the MSDAT that the REIT is active as of such date.

                 18. A letter from CT dated January 29, 1998 stating that the
                     REIT's application for qualification to do business in the Commonwealth of Pennsylvania (under the name "ElderTrust REIT Co.") was filed on January 27, 1998.

                 19. With respect to each of the Subsidiaries that is a limited liability company, as shown on Schedule I attached hereto (the "LLC Subsidiaries"), (i) the certificate of formation of such Subsidiary, as certified by the Secretary of State of the State of Delaware on January 27, 1998, and as certified by the Secretary of the REIT, on behalf of the Borrower, as the sole member of each of such Subsidiaries, on the date hereof as being complete, accurate and in effect, and (ii) the limited liability company agreement of such Subsidiary, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect.

                 20. With respect to each of the Subsidiaries that is a
                     registered limited liability partnership, as shown on
                     Schedule I attached hereto (the "Partnership
                     Subsidiaries"), (i) the certificate of limited partnership of such Subsidiary, as certified by the Virginia State Corporation Commission ("VSCC") on January 28, 1998, and as certified by the Secretary of the REIT, on behalf of the Borrower, as the sole member of ET GENPAR, L.L.C ("GENPAR"), which is the general partner of each of such Subsidiaries, on the date hereof as being complete, accurate and in effect and (ii) the agreement of limited partnership of such Subsidiary, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect.

                 21. Certificates of good standing of each of the Subsidiaries issued by the Secretary of State of the State of Delaware or the VSCC, as applicable, as further described on
                     Schedule I attached hereto.

                 22. A letter from CT, dated January 29, 1998 stating that each
                     Subsidiary's application for qualification to do business in the Commonwealth of Pennsylvania was filed on January 27, 1998 and, if the Property owned by such Subsidiary is located in Massachusetts or New Hampshire, that such Subsidiary's application for qualification to do business in such jurisdiction was filed on the date set forth in such letter.

                 23. A foreign qualification certificate of ET-Sub Lopatcong,
                     L.L.C. ("Lopatcong") issued by the Secretary of State of the State of New Jersey dated January 21, 1998; a foreign qualification certificate of SMOB issued by the MSDAT dated January 20, 1998; and foreign qualification certificates of ET Sub-Windsor I, L.L.C. ("Windsor I") and ET Sub-Windsor II, L.L.C. ("Windsor II") issued by the Secretary of State of the State of Connecticut dated January 27, 1998.

                 24. Certain resolutions of the Board of Trustees of the REIT, adopted by unanimous written consent dated as of January 30, 1998, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization of the Credit Agreement, the Pledge Agreement, the Pledge and Security Agreement and the Security Agreement and arrangements in connection therewith.

                 25. Action by the REIT, as the sole general partner of the
                     Borrower, adopting certain resolutions by written consent dated as of January 30, 1998, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization on behalf of the Borrower of the Credit Agreement, the Notes, the Pledge Agreement, the Pledge and Security Agreement, the Security Agreement and the Collateral Assignments and arrangements in connection therewith.

                 26. Action by the Borrower, as the sole member of each of the
                     LLC Subsidiaries, adopting certain resolutions by written consent dated as of January 30, 1998, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization on behalf of the LLC Subsidiaries of the Subsidiaries Guaranty, the Pledge Agreement, the Pledge and Security Agreement, the Security Agreement and arrangements in connection therewith.

                 27. Action by GENPAR, as the sole general partner of each of the Partnership Subsidiaries, adopting certain resolutions by written consent dated as of January 30, 1998, as certified by the Secretary of the REIT on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization on behalf of the Partnership Subsidiaries of the Subsidiaries Guaranty, the Pledge Agreement, the Pledge and Security Agreement, the Security Agreement and arrangements in connection therewith.

                 28. A certificate of the Secretary of the REIT, dated as of the date hereof, as to the incumbency and signatures of certain officers of the REIT.

                 29. Certain agreements and contracts to which either the
                     Borrower or the REIT is a party which were filed as Exhibits to the REIT's Registration Statement on Form S-11 (No. 333-37451), filed with the Securities and Exchange Commission on October 8, 1997, as amended (the "Registration Statement").

                 30. A certificate of certain officers of the REIT, dated as of the date hereof, as to certain facts relating to the REIT, the Borrower and the Subsidiaries.

                 31. Hogan & Hartson L.L.P. litigation docket.

                  The Pledge Agreement, the Pledge and Security Agreement, the Security Agreement and the Collateral Assignments are sometimes hereinafter referred to collectively as the "Security Documents." The Credit Agreement, the Note, the Security Documents and the Subsidiaries Guaranty are sometimes hereinafter referred to collectively as the "Financing Documents." The New York UCC, the Pennsylvania UCC, the Maryland UCC and the District of Columbia UCC (as each such term is hereinafter defined), as applicable, are hereinafter referred to as the "UCC."

                  We have not, except as specifically identified above, made any independent review or investigation of factual or other matters, including the organization, existence, good standing, assets, business or affairs of the Borrower, the REIT or any of the Subsidiaries (collectively, the "Credit Parties"). In our examination of the Financing Documents and the aforesaid certificates, records, documents and agreements, we have assumed the genuineness of all signatures (other than those on behalf of the Credit Parties on the Financing Documents and the Mortgages), the legal capacity of all natural persons, the accuracy and completeness of all documents submitted to us, the authenticity of all original documents and the conformity to authentic original documents of all documents submitted to us as copies (including telecopies). We also have assumed the accuracy, completeness and authenticity of the foregoing certifications (of public officials, governmental agencies and departments and corporate officers) and statements of fact, on which we are relying, and have made no independent investigations thereof. In rendering the following opinions we have relied as to factual matters, without independent investigation, upon the representations, warranties and certifications made by the Borrower, the REIT and the Subsidiaries in or pursuant to the Financing Documents and the Mortgages and upon the officers' certificates identified in Paragraphs 28 and 30 above. This opinion letter is given, and all statements herein are made, in the context of the foregoing.

                  As used in this opinion letter, the phrase "to our knowledge" means the actual knowledge (that is, the conscious awareness of facts or other information) of lawyers in the firm who have given substantive legal attention to representation of the Credit Parties in connection with the Credit Agreement and the Registration Statement.

                  For purposes of this opinion letter, we have assumed that (i) each of the parties to the Financing Documents and the Mortgages (other than the Credit Parties) has all requisite power and authority under all applicable laws, regulations and governing documents to execute and deliver the Financing Documents and the Mortgages and to perform its obligations thereunder, (ii) each of such parties has duly authorized, executed and delivered the Financing Documents and the Mortgages to which it is a party, (iii) each of such parties is validly existing and in good standing in all necessary jurisdictions, (iv) the Financing Documents and the Mortgages constitute valid and binding obligations of each such party, as applicable, enforceable against it in accordance with their respective terms and (v) there has been no material mutual mistake of fact or misunderstanding or fraud, duress or undue influence, in connection with the negotiation, execution or delivery of the Financing Documents and the Mortgages.

                  For purposes of the opinions expressed in Paragraphs (m) through (q) below, we have made the following additional assumptions, without any independent verification or investigation: (i) that each of the Credit Parties owns the collateral or property described in the Security Documents purported to be owned by it and the Maryland Mortgage, as applicable, (ii) that the Credit Party Financing Statements and the SMOB Financing Statements will be timely filed (and in any event within ten (10) days after the date hereof) in the Pennsylvania Filing Office and the Maryland Filing Office, (iii) that pending the completion of the filings of the Credit Party Financing Statements, the SMOB Financing Statements and the Fixture Filing, operative facts (and applicable law) will remain unchanged, and (iv) that the Pledged Notes and the certificates representing the Pledged Stock (as such terms are defined in the Pledge Agreement) and the Underlying Notes (as defined in the Collateral Assignments) in existence on the date hereof (collectively, the "Possessory Collateral") are being delivered to the Agent in the District of Columbia, who will take such Possessory Collateral to New York, New York and maintain possession thereof in the State of New York at all times thereafter.

                  This opinion letter is based as to matters of law solely on applicable provisions of (i) the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Limited Partnership Act"), (ii) the Delaware Limited Liability Company Act, as amended (the "Delaware LLC Act"), (iii) the Virginia Revised Uniform Limited Partnership Act, as amended (the "Virginia Limited Partnership Act"), (iv) the Virginia Revised Uniform Partnership Act, as amended (the "Virginia Partnership Act"), (v) New York law, including the Uniform Commercial Code as in effect in the State of New York (the "New York UCC") (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of New York),
(vi) Maryland law, including Title 8 of the Maryland Corporations and Associations Code Annotated, as amended (the "Maryland REIT Law"), and the Uniform Commercial Code as in effect in the State of Maryland (the "Maryland UCC") (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of Maryland),
(vii) the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania (the "Pennsylvania UCC"), (viii) the Uniform Commercial Code as in effect in the District of Columbia (the "District of Columbia UCC") and (ix) except as set forth below, federal statutes and regulations, including the Investment Company Act of 1940, as amended (the "Investment Company Act"), and Regulations G, T, U and X of the Board of Governors of the Federal Reserve System; it being understood that, with respect to clauses (v), (vi) and (ix) above, the opinions expressed below are based upon our review of those laws, statutes and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Financing Documents and the Mortgages. Without limiting the generality of the foregoing, we express no opinion as to federal or state antitrust or unfair competition laws or regulations, tax laws or regulations or federal or state securities laws or regulations, or any other laws, statutes, ordinances, rules or regulations not expressly identified above.

                  Based upon, subject to and limited by the foregoing, we are of the opinion that:

                  (a) The Borrower is a limited partnership formed, validly existing and in good standing under the laws of the State of Delaware. The Borrower has filed an application to qualify as a foreign limited partnership in the Commonwealth of Pennsylvania on the date specified in the letter referred to in Paragraph 14 above. The Borrower has the partnership power and partnership authority under its limited partnership agreement and the Delaware Limited Partnership Act to transact the business in which it is currently engaged, as described in the REIT's final Prospectus dated January 26, 1998 (the "Prospectus").

                  (b) The Borrower has the partnership power and partnership authority under its limited partnership agreement and the Delaware Limited Partnership Act to execute and deliver the Financing Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance as of the date hereof by the Borrower of the Financing Documents to which it is a party have been duly authorized by all necessary partnership action of the Borrower.

                  (c) The REIT was formed, and is validly existing and in good standing under the Maryland REIT Law. The REIT has filed an application to qualify as a foreign real estate investment trust in the Commonwealth of Pennsylvania under the name "ElderTrust REIT Co." on the date specified in the letter referred to in Paragraph 18 above. The REIT has the trust power and trust authority under its declaration of trust and the Maryland REIT Law to transact the business in which it is currently engaged, as described in the Prospectus.

                  (d) The REIT has the trust power and trust authority under its declaration of trust and bylaws and under the Maryland REIT Law to execute and deliver the Financing Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance as of the date hereof by the REIT of the Financing Documents to which it is a party have been duly authorized by all necessary trust action of the REIT.

                  (e) Each of the LLC Subsidiaries is a limited liability company formed, validly existing and in good standing under the laws of the State of Delaware as of the dates of the certificates referred to in Paragraph 21 above. Each of the LLC Subsidiaries has filed an application to qualify as a foreign limited liability company in the Commonwealth of Pennsylvania and, if the Property owned by such Subsidiary is located in Massachusetts or New Hampshire, such Subsidiary's application to qualify as a foreign limited liability company in such jurisdiction was filed on the dates specified in the letter referred to in Paragraph 22 above. Each of Lopatcong and SMOB is registered as a foreign limited liability company in the States of New Jersey and Maryland, respectively, as of the dates of the certificates referred to in Paragraph 23 above. Windsor I and Windsor II are registered as foreign limited liability companies as of the date of the certificates referred to in Paragraph 23 above. Each of the LLC Subsidiaries has the power and authority as a limited liability company under its limited liability company agreement and the Delaware LLC Act to transact the business in which it is currently engaged, as described in the Prospectus.

                  (f) Each of the LLC Subsidiaries has the power and authority as a limited liability company under its limited liability company agreement and the Delaware LLC Act to execute and deliver, as applicable, the Subsidiaries Guaranty, the Security Documents and the Mortgage to which it is a party and to perform its obligations thereunder. The execution, delivery and performance as of the date hereof by each of the LLC Subsidiaries, as applicable, of the Subsidiaries Guaranty, the Security Documents and the Mortgage to which it is a party have been duly authorized by all necessary limited liability company action of such Subsidiary.

                  (g) Each of the Partnership Subsidiaries is a limited partnership formed, validly existing and in good standing under the laws of the Commonwealth of Virginia as of the dates of the certificates referred to in Paragraph 21 above. Each of the Partnership Subsidiaries has filed an application to qualify as a foreign limited partnership in the Commonwealth of Pennsylvania on the dates specified in the letter referred to in Paragraph 22 above. Each of the Partnership Subsidiaries has the partnership power and partnership authority under its limited partnership agreement, the Virginia Limited Partnership Act and the Virginia Partnership Act to transact the business in which it is currently engaged, as described in the Prospectus.

                  (h) Each of the Partnership Subsidiaries has the partnership power and authority under its limited partnership agreement, the Virginia Limited Partnership Act and the Virginia Partnership Act to execute and deliver, as applicable, the Subsidiaries Guaranty, the Security Documents and the Mortgage to which it is a party and to perform its obligations thereunder. The execution, delivery and performance as of the date hereof by each of the Partnership Subsidiaries, as applicable, of the Subsidiaries Guaranty, the Security Documents and the Mortgage to which it is a party have been duly authorized by all necessary partnership action of such Subsidiary.

                  (i) Each of the Financing Documents has been duly executed and delivered on behalf of each of the Credit Parties, as applicable, and constitutes a valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers), (ii) as may be limited by the exercise of judicial discretion and the application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether such agreements are considered in a proceeding in equity or at law) and (iii) that certain rights, remedies, waivers and other provisions of the Financing Documents may not be enforceable in accordance with their terms, but, subject to the exceptions, qualifications and limitations set forth above and elsewhere in this opinion letter, such unenforceability would not render the Financing Documents invalid as a whole or (A) preclude the enforcement of the obligations of the Borrower to pay the principal of the Note and interest thereon at the rate or rates set forth therein (except that no opinion is expressed herein with respect to any increase in rate after default other than as expressly set forth in Paragraph (t) below with respect to usury),
(B) preclude the enforcement of the obligations of the REIT and the Subsidiaries under the Credit Agreement and the Subsidiaries Guaranty, respectively, to pay the Guaranteed Obligations (as such term is defined in the Credit Agreement and the Subsidiaries Guaranty, as applicable), (C) impair the Agent's right to accelerate and demand payment of the Note upon the occurrence of an Event of Default in accordance with the Credit Agreement and (D) assuming that the Agent will comply with all requirements of applicable procedural and substantive law, preclude the foreclosure of the liens and security interests created under the Security Documents in accordance with Part 5 of Article 9 of the UCC (except that no opinion is expressed herein with respect to the creation or perfection of any liens or security interests under any of the Collateral Assignments other than as expressly set forth in Paragraph (o) below with respect to the Underlying Notes).

                  (j) The Maryland Mortgage has been duly executed and delivered on behalf of SMOB and constitutes a valid and binding obligation of SMOB enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers), (ii) as may be limited by the exercise of judicial discretion and the application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether such agreements are considered in a proceeding in equity or at law) and (iii) that certain rights, remedies, waivers and other provisions of the Maryland Mortgage may not be enforceable in accordance with their terms, but, subject to the exceptions, qualifications and limitations set forth above and elsewhere in this opinion letter, such unenforceability would not render the Maryland Mortgage invalid as a whole or, assuming that the Agent will comply with all requirements of applicable procedural and substantive law, preclude the foreclosure of the liens and security interests created under the Maryland Mortgage.

                  (k) The execution, delivery and performance as of the date hereof by each of the Credit Parties of the Financing Documents and the Mortgages do not, as to each such Credit Party, (i) violate the Maryland REIT Law, the Delaware Limited Partnership Act, the Delaware LLC Act, the Virginia Limited Partnership Act or the Virginia Partnership Act, as applicable, or its declaration of trust, bylaws, limited partnership agreement, limited liability company agreement, certificate of incorporation or bylaws, as applicable, (ii) violate any applicable federal or New York or Maryland state statute or regulation, or, to our knowledge, any order of any court or governmental authority that is binding upon it, (iii) breach or constitute a default under any agreement or contract filed as an exhibit to the Registration Statement to which any Credit Party is a party or (iv) result in or cause the creation of any lien upon any of its properties pursuant to any agreement or contract referred to in clause (iii) above.

                  (l) No approval or consent of, or registration or filing with, any federal or New York or Maryland state governmental authority is required to be obtained or made by any of the Credit Parties in connection with the execution, delivery and performance as of the date hereof by it, as applicable, of the Financing Documents and the Mortgage to which it is a party.

                  The Pledge and Security Agreement and the Security Agreement create in favor of the Agent security interests in each Credit Party's right, title and interest in, to and under the collateral specified therein purported to be owned by such Credit Party, to the extent that (i) such collateral consists of general intangibles, accounts, documents, chattel paper, equipment, inventory, instruments and proceeds of the foregoing (as such terms are defined in the UCC), (ii) the UCC applies to security interests in such collateral and
(iii) creation of security interests in any collateral consisting of governmental authorizations, licenses or permits, contracts with governmental organizations or rights (including rights to payment) under such contracts is permissible under applicable federal law and applicable state law other than the UCC (to the extent encompassed by the foregoing clauses (i), (ii), and (iii), the "Collateral"). To the extent that UCC security interests in the Collateral owned by any of the Credit Parties, other than any such Collateral constituting fixtures, or constituting equipment or inventory located outside the Commonwealth of Pennsylvania, can be perfected currently by the filing of financing statements under the UCC, the filing of the Credit Party Financing Statements in the Pennsylvania Filing Offices, with the appropriate fees and recording taxes (if any) paid, will be sufficient to perfect such security interests. To the extent, if any, that the certificates representing the partnership interests in the Borrower (the "Units") constitute "instruments" under the UCC, the taking and retention of possession by the Agent of such certificates representing the Units held by the REIT in accordance with the terms of the Pledge and Security Agreement are sufficient to perfect such security interests in such Units.

                  (m) The Pledge Agreement creates in favor of the Agent security interests in each Credit Party's right, title and interest in, to and under the Pledged Securities (as defined in the Pledge Agreement) pledged by such Credit Party. The taking and retention of possession by the Agent of the Notes and the certificate(s) representing the Pledged Stock in accordance with the terms of the Pledge Agreement are sufficient to perfect such security interests in the Pledged Securities.

                  (n) Insofar as New York law is the governing law, the Collateral Assignments create in favor of the Agent security interests in the Borrower's right, title, and interest in, to and under the Underlying Notes. The taking and retention of possession by the Agent of the Underlying Notes in accordance with the terms of the Collateral Assignments are sufficient to perfect such security interests in the Underlying Notes.

                  (o) The Maryland Mortgage creates in favor of the Agent security interests in SMOB's right, title and interest in, to and under the property specified in the granting clauses thereof, to the extent that (i) such property consists of general intangibles, accounts, equipment, inventory and proceeds of the foregoing (as such terms are defined in the UCC), (ii) the UCC applies to security interests in such property and (iii) creation of security interests in any property consisting of governmental authorizations, licenses or permits, contracts with governmental organizations or rights (including rights to payment) under such contracts is permissible under applicable federal law and applicable state law other than the UCC (to the extent encompassed by the foregoing clauses (i), (ii) and (iii), the "Maryland Collateral"). To the extent that UCC security interests in the Maryland Collateral owned by SMOB can be perfected currently by the filing of financing statements under the UCC, the filing of the SMOB Financing Statements in the Pennsylvania Filing Offices and the Maryland Filing Office and the filing of the Fixture Filing in the land records of Wicomico County, Maryland, in each case with the appropriate fees and recording taxes, if any, paid, are sufficient to perfect such security interests. Each of the SMOB Financing Statement which has been prepared for filing in the Maryland Filing Office and the Fixture Filing satisfies the formal requisites of financing statements set forth in Section 9-402 of the Maryland UCC.

                  (p) The Maryland Mortgage satisfies the requirements relating to the form of deeds of trust set forth in Section 4-202, Real Property Article, of the Annotated Code of Maryland, sufficiently so that, upon proper recordation and indexing of the Maryland Mortgage among the land records of Wicomico County, Maryland, the Maryland Mortgage will create a valid lien on the Property described therein in favor of the Agent.

                  (q) Neither the REIT nor the Borrower is an "investment company" within the meaning of the Investment Company Act.

                  (r) The use by the Borrower of the Letters of Credit and of the proceeds of the Loans as contemplated in the Credit Agreement does not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

                  (s) Under applicable New York usury laws, the Banks and the Issuing Bank are permitted to charge interest with respect to the Loans and any Unpaid Drawings at the rate or rates set forth in the Credit Agreement and the Notes. You have also asked us to assume for purposes of the subject matter addressed in the next sentence that Maryland law is applicable. Based on that assumption, under Section 12-103(e), Commercial Law Article, of the Annotated Code of Maryland, the Banks and the Issuing Bank may charge interest with respect to the Loans and any Unpaid Drawings at the rate or rates set forth in the Credit Agreement and the Notes.

                                    * * * * *

                  In addition, you have requested our opinion as to whether the partnership interests in the Borrower (the "Units") constitute "securities" within the meaning of Section 8-102 of the Delaware Uniform Commercial Code (the "Delaware UCC"). Under Section 8-103(c) of the Delaware UCC, an interest in a partnership is not a security unless it is dealt in or traded on securities exchanges or in securities markets, its terms expressly provide that it is a security governed by Article 8 of the Delaware UCC or it is an investment company security. Because the Units do not satisfy any of these criteria, it is our opinion that the Units are not "securities" for purposes of Article 8 of the Delaware UCC.

                                    * * * * *

                  Based solely upon the officers' certificate identified in Paragraph 30 above and a review of this firm's litigation docket, we hereby confirm to you that, to our knowledge, there are no actions, suits or proceedings pending or threatened against any of the Credit Parties, or in which any of the Credit Parties is a party, before any court or governmental department, commission, board, bureau, agency or instrumentality that question the validity of the Financing Documents or any action taken or to be taken pursuant thereto, or that seek to enjoin or otherwise prevent the consummation of the transactions contemplated by the Financing Documents or to recover in damages or obtain other relief as a result thereof, or that, if determined adversely to any such Credit Party, would result in any adverse change in the financial condition of the REIT and its subsidiaries, taken as a whole, or the Borrower and its subsidiaries, taken as a whole, which the REIT or the Borrower has advised us is material.

                  We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use and the use of the Banks and the Issuing Bank in connection with the Closing under the Credit Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm, except that your successors and the Issuing Bank's successors and any transferees of the Notes may rely upon this opinion letter (it being understood that this opinion letter speaks only as of the date hereof, and that no such reliance will have any effect on the scope, phrasing or originally intended use of this opinion letter).

                                           Very truly yours,



                                            HOGAN & HARTSON L.L.P.

                                   SCHEDULE I
                                   ----------

                              Borrower Subsidiaries




                                                     Type of Entity                     Date of
                                                     and Formation                  Good Standing
Name                                                 Jurisdiction                    Certificate
----                                               ----------------                -------------
ET GENPAR, L.L.C.                                  Delaware LLC                   January 27, 1998

ET Sub-Heritage Woods, L.L.C.                      Delaware LLC                   January 27, 1998

ET Sub-Pleasant View, L.L.C.                       Delaware LLC                   January 27, 1998

ET Sub-Rittenhouse Limited Partnership, L.L.P.     Virginia limited               January 28, 1998
                                                   liability partnership

ET Sub-Lopatcong, L.L.C.                           Delaware LLC                   January 27, 1998

ET Sub-Wayne I Limited Partnership, L.L.P.         Virginia limited               January 28, 1998
                                                   liability partnership

ET Sub-Pennsburg Manor Limited Partnership,        Virginia limited               January 28, 1998
L.L.P.                                             liability partnership

ET Sub-POB I Limited Partnership, L.L.P.           Virginia limited               January 28, 1998
                                                   liability partnership

ET Sub-SMOB, L.L.C.                                Delaware LLC                   January 27, 1998

ET Sub-Windsor I, L.L.C.                           Delaware LLC                   January 27, 1998

ET Sub-Windsor II, L.L.C.                          Delaware LLC                   January 27, 1998

                                   SCHEDULE II
                                   -----------


                                    Mortgages


1. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-Pennsburg Manor Limited Partnership, L.L.P., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Harston Hall NRC).

2. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET-Sub Heritage Woods, L.L.C., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Heritage Woods).

3. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-Lopatcong, L.L.C., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Lopatcong Care Center).

4. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-Pennsburg Manor Limited Partnership, L.L.P., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Pennsburg Manor NRC).

5. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-Pleasant View, L.L.C., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Pleasant View Retirement Center).

6. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-POB I Limited Partnership, L.L.P., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Professional Office Building I).

7. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-Rittenhouse Limited Partnership, L.L.P., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Rittenhouse Care Center).

8. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-SMOB. L.L.C., as Mortgagor to the Trustee named therein for the benefit of German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Salisbury MOB).

9. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET-Sub Wayne I Limited Partnership, L.L.P., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Wayne NRC).

10. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-Windsor II, L.L.C., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Windsor Clinic Training Facility).

11. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, made by ET Sub-Windsor I, L.L.C., as Mortgagor to German American Capital Corporation, as Collateral Agent, as Mortgagee, dated as of January 30, 1998 (Windsor Office Building).

                                  SCHEDULE III
                                  ------------

                             Collateral Assignments


1. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Coquina Place).

2. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Harbor Place).

3. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Mifflin).

4. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Lehigh Manor).

5. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Berkshire Manor).

6. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Oaks).

7. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Montchanin).

8. Assignment of Mortgage and Pledge Agreement between ElderTrust Operating Limited Partnership, as Assignor and Pledgor, and German American Capital Corporation, as Collateral Agent, dated as of January 30, 1998 (Sanatoga).

                                                                    EXHIBIT E
                                                                    ---------

                             [NAME OF CREDIT PARTY]

                              Officers' Certificate

                  I, the undersigned, the [Secretary/Assistant Secretary] of [NAME OF CREDIT PARTY] [NAME OF GENERAL PARTNER OF THE APPLICABLE PARTNERSHIP CREDIT PARTY, the General Partner of _____________], a [corporation] [partnership] [limited liability company] organized and existing under the laws of the State of ________ (the "Company"), DO HEREBY CERTIFY that:

                  1. This Certificate is furnished pursuant to the Credit Agreement, dated as of January 30, 1998 among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are presently the elected officers of the Company, each holds the office of the Company set forth opposite his or her name below and has held such office as of the date of signing of any Credit Document. The signature written opposite the name and title of each such officer below is his or her correct signature.

         Name(1)               Office                          Signature


--------------------    --------------------          -------------------------

--------------------    --------------------          -------------------------

--------------------    --------------------          -------------------------

--------------------    --------------------          -------------------------

                  3. Attached hereto as Exhibit A is a true and correct copy of the [Certificate of Incorporation of the Company] [Certificate of Limited Partnership of the Company] [Certificate of Limited Liability Company] as filed in the Office of the Secretary of State of the State of its formation, together with all amendments thereto adopted through the date hereof.

                  4. Attached hereto as Exhibit B is a true and correct copy of the [By-Laws of the Company] [Partnership Agreement of the Company] [Limited Liability Company Agreement], together with all amendments thereto, which were duly adopted and are in full force and effect on the date hereof.

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, 1998 by [unanimous written consent of the Board of [Directors] [Managers] of the Company] [the written consent of the General Partner of the Company], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Company which deal with the execution, delivery or performance of any of the Credit Documents to which the Company is party.

                  6. Attached hereto as Exhibit E are true and correct copies of all Debt Agreements referred to in Section 4.05 of the Credit Agreement. 2

                  7. I know of no proceeding for the dissolution or liquidation of the Company or threatening its existence.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _______, 1998.

                                            [NAME OF CREDIT PARTY]

                                            ------------------------------
                                            Name:
                                            Title:

--------
1 Include name, office and signature of each officer who will sign any Credit
  Document.

2 Insert for Officers' Certificates of the Borrower only.

                                                                  EXHIBIT F-1
                                                                  -----------

                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of January 30, 1998 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 22 hereof, the "Pledgors"), in favor of GERMAN AMERICAN CAPITAL CORPORATION, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership (the "Borrower"), various lenders from time to time party thereto (the "Banks"), Deutsche Bank AG, New York Branch, as Issuing Bank (the "Issuing Bank"), and German American Capital Corporation, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of January 30, 1998, providing for the making of Loans to the Borrower and the issuance of and participation in Letters of Credit for the account of the Borrower, all as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Issuing Bank, the Administrative Agent and the Pledgee are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Banks or affiliates thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Secured Creditors");

                  WHEREAS, pursuant to the Parent Guaranty, the Parent Guarantor has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements;

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements;

                  WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, the principal of and interest on the Notes (as defined in the Credit Agreement) issued by, and Loans made to, the Borrower under the Credit Agreement, all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, and all indemnities, fees, expenses and interest thereon or owed thereunder) of such Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) to which such Pledgor is a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such principal, interest, obligations and liabilities described in this clause (i) being herein collectively called the "Credit Agreement Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of such Pledgor to the Other Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) and the due performance and compliance by such Pledgor with all the terms, conditions and agreements contained in the Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all reasonable sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clauses (i) and
(ii) above, upon the occurrence and during the continuance of an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default (after the expiration of any applicable grace period) under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee (as defined in Section 11 hereof) as to which such Indemnitee has the right to reimbursement under
Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations".

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, (i) the term "Stock" shall mean all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any corporation (other than Excluded Stock) , (ii) the term "Notes" shall, except as otherwise defined herein, mean all promissory notes from time to time issued to, or held by, any Pledgor, (iii) the term "Securities" shall mean all of the Stock and Notes, and
(iv) the term "Excluded Stock" shall mean any shares of capital stock owned by any Pledgor in any Subsidiary established after the date hereof which does not own a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan and/or an equity interest in any other Subsidiary which owns any Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, provided that the conditions set forth in the last sentence of Section 8.12 of the Credit Agreement with respect to such Subsidiary are satisfied. Each Pledgor represents and warrants that on the date hereof (i) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto, (ii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto, (iii) the Notes held by such Pledgor consist of the promissory notes described in Annex B hereto where such Pledgor is listed as the lender, and (iv) such Pledgor owns no other Securities.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. To secure the Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby: (i) grants to the Pledgee a first priority security interest in all of the Collateral owned by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock or other powers duly executed in blank by such Pledgor in the case of certificated Stock, or such other instruments of transfer as may be reasonably acceptable to the Pledgee; (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee upon the terms and conditions set forth in this Agreement.

                  3.2. Subsequently Acquired Securities. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will forthwith (and in any event within five Business Days after receipt by such Pledgor thereof) pledge and deposit such Securities (or certificates or instruments evidencing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock or other powers duly executed in blank in the case of certificated Stock, or such other instruments of transfer as may be reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder.

                  3.3. Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Article 8 and Article 9 of the New York UCC). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon the reasonable request of the Pledgee.

                  3.4 Definition of Pledged Stock, Pledged Notes, Pledged Securities and Collateral. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes", all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all proceeds thereof, including any securities and moneys received with respect thereto and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral."

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the Pledgee, as pledgee, or endorsed or assigned in blank or in favor of the Pledgee, as pledgee, or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and
Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends or distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor; provided, that all cash dividends or distributions payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable remedies:

                  (i) to receive as Collateral all amounts payable in respect of the Collateral payable to such Pledgor under Section 6 hereof;

                  (ii) to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof (except as provided below) or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' prior written notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors in accordance with the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided by Section 5.4 of the Security Agreement.

                  (b) It is understood and agreed that the Borrower shall remain liable, the Parent Guarantor shall remain liable, and the Subsidiary Guarantors shall remain jointly and severally liable, in each case to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. (a) Each Pledgor agrees jointly and severally to indemnify, reimburse and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 11 referred to individually as an "Indemnitee," and collectively as the "Indemnitees") from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 11 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith and therewith or the enforcement of any of the terms of, or the preservation of any rights under any such document, or in any way relating to or arising out of the ownership, control, acceptance, possession, condition, sale or other disposition, or use of the Collateral; provided that no Indemnitee shall be indemnified pursuant to this Section 11(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Pledgor shall to the extent requested to do so assume full responsibility for the defense thereof. Each Indemnitee agrees to promptly notify the relevant Pledgor of any such assertion of which such Indemnitee has knowledge; provided that the failure to give such notice shall not affect such Indemnitee's right to indemnification hereunder except to the extent (but only to the extent) that such Indemnitee's damages are increased as a result of such failure.

                  (b) Without limiting the application of Section 11(a) hereof, each Pledgor agrees jointly and severally to pay or reimburse the Pledgee for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Pledgee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Pledgee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES. Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC of any jurisdiction such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement and the Security Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Security Agreement. By accepting the benefits hereof, each Secured Creditor shall be deemed to have agreed to the terms and conditions set forth in Article VIII of the Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to any "Assignor" shall be a reference to any "Pledgor," and provided further that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee." The Pledgee shall act hereunder on the terms and conditions set forth herein and in the Security Agreement.

                  14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except pursuant to this Agreement and as permitted by the Secured Debt Agreements).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement; (ii) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) except as have been obtained or made, no consent of any other party (including, without limitation, any stockholder, partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement; (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation, certificate of partnership, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all the shares of Stock have been duly and validly issued and are fully paid and nonassessable (it being understood that to the extent any such Stock is issued by a Person other than a Subsidiary of the REIT, such representation and warranty is made to the best of such Pledgor's knowledge);
(vii) to the knowledge of such Pledgor, each of the Pledged Notes held by such Pledgor, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (viii) the pledge and assignment of the Securities pursuant to this Agreement, together with the delivery of the Securities to the Pledgee for the benefit of the Secured Creditors pursuant to this Agreement and the taking of all other steps required under Article 8 and Article 9 of the UCC (which delivery has been made and which steps have been taken as to the Securities owned by the Pledgor on any date on which the representation and warranty is made), creates a valid and perfected first priority security interest in such Securities and the proceeds thereof, subject to no prior or other lien or encumbrance. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee on behalf of the Secured Creditors. Each of the representations, warranties and covenants made by each Pledgor hereunder with respect to Securities shall be deemed to be made with respect to Securities pledged after the date hereof on each date on which such Pledgor pledges such Securities hereunder.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such Secured Debt Agreement or other agreement or instrument or this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  17. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the REIT shall have received from the Pledgee a written request or requests that the REIT cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock of the Borrower and the REIT as soon as practicable and at their expense will use their best efforts to cause such registration to be effected (and be kept effective) and will use their best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided, that the Pledgee shall furnish to the REIT such information regarding the Pledgee as the REIT may request in writing and as shall be required in connection with any such registration, qualification or compliance. The REIT will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the REIT by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7 hereof, the Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 days' prior notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion and subject to compliance with any applicable securities laws: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee and the other Secured Creditors shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note or Letter of Credit under and as defined in the Credit Agreement is outstanding (and all Loans have been repaid in full), and all Obligations then owing have been paid in full.

                  (b) Notwithstanding anything to the contrary contained above, upon the presentment of satisfactory evidence to the Pledgee in its sole discretion that all obligations evidenced by any Pledged Note have been repaid in full, and that any payments received by the Pledgor were permitted to be received by the Pledgor pursuant to Section 6 hereof, the Pledgee shall, upon the request and at the expense of the respective Pledgor, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such Pledged Note if the same is then in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                  (c) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Agreement or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (d) At any time that any Pledgor desires that Collateral be released as provided in the foregoing sub-section (a), (b) or (c), such Pledgor shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such subsection (a), (b) or (c).

                  (e) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 18.

                  19. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered in accordance with Section 12.03 of the Credit Agreement, addressed as follows:

                  (a) if to any Pledgor, at its address set forth opposite its signature below;

                  (b)  if to the Pledgee, at:

                           German American Capital Corporation
                           31 West 52nd Street
                           New York, New York  10019
                           Attention:  Allisson  Michaels
                           Telephone: (212) 469-6949
                           Facsimile: (212) 469-7210

                  (c) if to any Bank Creditor, at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the respective Interest Rate Protection Agreements or Other Hedging Agreements.

                  21. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor (although no Pledgor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of and be enforceable by the Pledgee and the other Secured Creditors and their respective successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS EXCEPT FOR THE CHOICE OF LAW PROVISIONS OF THE NEW YORK UCC. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  22. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                  23. RECOURSE. This Agreement is made with full recourse to each Pledgor (including, without limitation, with full recourse to all assets of such Pledgor) and pursuant to and upon the representations, warranties, covenants and the agreements on the part of such Pledgor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  24. INTEREST RATE PROTECTION AGREEMENTS AND OTHER HEDGING AGREEMENTS. Notwithstanding anything to the contrary contained in this Agreement, no Interest Rate Protection Agreement or Other Hedging Agreement shall be entitled to the benefits of this Agreement unless such Interest Rate Protection Agreement or Other Hedging Agreement is reasonably related to the Loans or the Letters of Credit or such Interest Rate Protection Agreement or Other Hedging Agreement provides that it is to be entitled to the benefits of this Agreement or the Security Documents generally.

                  25. PLEDGEE NOT BOUND. (a) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor solely as a result of the pledge hereby effected.

                  (b) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral except with respect to duties of care in connection with the Collateral to the extent required by applicable law.

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:                          ELDERTRUST, as a Pledgor

415 McFarlan Road                 By:______________________________
Suite 202                            Name:
Kennett Square                       Title:
Pennsylvania 19348



Address:                          ELDERTRUST OPERATING LIMITED
                                  PARTNERSHIP, as a Pledgor

415 McFarlan Road                 By: ElderTrust, general partner
Suite 202
Kennett Square                    By: ______________________________
Pennsylvania 19348                    Name:
                                      Title:


Address:                          ET GENPAR, L.L.C.

415 McFarlan Road                 By: ElderTrust Operating Limited Partnership,
Suite 202                              sole member
Kennett Square
Pennsylvania 19348                By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:


Address:                          ET SUB-HERITAGE WOODS, L.L.C., as a
                                      Pledgor

415 McFarlan Road                 By: ElderTrust Operating Limited Partnership,
Suite 202                              sole member
Kennett Square
Pennsylvania 19348                By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-PLEASANT VIEW, L.L.C., as a Pledgor

415 McFarlan Road                 By: ElderTrust Operating Limited
Suite 202                             Partnership, sole member
Kennett Square
Pennsylvania 19348                By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-RITTENHOUSE LIMITED PARTNERSHIP,
                                   L.L.P., as a Pledgor

415 McFarlan Road                 By: ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                    By: ElderTrust Operating Limited
Pennsylvania 19348                    Partnership, sole member

                                  By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:


Address:                          ET SUB-LOPATCONG, L.L.C., as a Pledgor

415 McFarlan Road                 By: ElderTrust Operating Limited
Suite 202                              Partnership, sole member
Kennett Square
Pennsylvania 19348                By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P.,
                                   as a Pledgor

415 McFarlan Road                 By: ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                    By: ElderTrust Operating Limited
Pennsylvania 19348                    Partnership, sole member

                                  By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP,
                                    L.L.P., as a Pledgor

415 McFarlan Road                 By: ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                    By: ElderTrust Operating Limited Partnership,
Pennsylvania 19348                     sole member

                                  By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-POB I LIMITED PARTNERSHIP, L.L.P.,
                                   as a Pledgor

415 McFarlan Road                 By: ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                    By: ElderTrust Operating Limited Partnership,
Pennsylvania 19348                     sole member

                                  By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-SMOB, L.L.C., as a Pledgor

415 McFarlan Road                 By: ElderTrust Operating Limited
Suite 202                              Partnership, sole member
Kennett Square
Pennsylvania 19348                By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-WINDSOR I, L.L.C., as a Pledgor

415 McFarlan Road                 By: ElderTrust Operating Limited
Suite 202                              Partnership, sole member
Kennett Square
Pennsylvania 19348                By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          ET SUB-WINDSOR II, L.L.C., as a Pledgor

415 McFarlan Road                 By: ElderTrust Operating Limited
Suite 202                              Partnership, sole member
Kennett Square
Pennsylvania 19348                By: ElderTrust, general partner

                                  By:_______________________________
                                     Name:
                                     Title:

Address:                          GERMAN AMERICAN CAPITAL CORPORATION,
                                    as Collateral Agent, as Pledgee

31 West 52nd Street               By:  _____________________________
New York, New York  10019              Name:
                                       Title:

                                  By:  _____________________________
                                       Name:
                                       Title:

                                                                  ANNEX A
                                                                    to
                                                              PLEDGE AGREEMENT
                                                              ----------------


                                  LIST OF STOCK
                                  -------------

                                                                    ANNEX B
                                                                      to
                                                                PLEDGE AGREEMENT
                                                                ----------------


                                  LIST OF NOTES
                                  -------------

                                                                     EXHIBIT F-2


                          PLEDGE AND SECURITY AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT, dated as of January 30, 1998 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 23 hereof, the "Pledgors"), in favor of GERMAN AMERICAN CAPITAL CORPORATION, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:


                  WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various lenders from time to time party thereto (the "Banks"), Deutsch Bank AG, New York Branch, as Issuing Bank (the "Issuing Bank"), and German American Capital Corporation, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of January 30, 1998, providing for the making of Loans and the issuance of and participation in Letters of Credit for the account of the Borrower, all to the Borrower as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Issuing Bank, the Administrative Agent and the Pledgee are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Banks or any affiliates thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Secured Creditors");

                  WHEREAS, pursuant to the Parent Guaranty, the Parent Guarantor has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements;

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements;

                                                                     Exhibit F-2
                                                                          Page 2

                  WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, the principal of and interest on the Notes issued by, and Loans made to, the Borrower under the Credit Agreement, all reimbursement obligations and unpaid drawings with respect to Letters of Credit, and all indemnities, fees, expenses and interest thereon or owed thereunder) of such Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) to which such Pledgor is a party and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such principal, interest, obligations and liabilities described in this clause (i) being herein collectively called the "Credit Agreement Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of such Pledgor to the Other Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) and the due performance and compliance by such Pledgor with all the terms, conditions and agreements contained in the Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

                  (iii)any and all reasonable sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clauses
         (i) and (ii) above, upon the occurrence and during the continuance of an Event of Default (such term, as used in this Agreement, shall mean

                                                                     Exhibit F-2
                                                                          Page 3

         any Event of Default under, and as defined in, the Credit Agreement, or any payment default (after the expiration of any applicable grace period) under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee (as defined in Section 11 hereof) as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations".

                  2. DEFINITION OF PARTNERSHIP INTERESTS, LIMITED LIABILITY COMPANY INTERESTS, ETC. As used herein, (i) the term "Partnership Interest" shall mean the entire partnership interest (other than any Excluded Interest) at any time owned by any Pledgor of any partnership (each, a "Pledged Partnership Entity"); (ii) the term "Limited Liability Company Interest" shall mean the entire limited liability company and/or membership interest (other than any Excluded Interest) at any time owned by any Pledgor in any limited liability company (each, a "Pledged Limited Liability Company"); (iii) the term "Interest" shall mean all of the Partnership Interests and Limited Liability Company Interests; and (iv) the term "Excluded Interests" shall mean (A) the partnership, limited liability company and/or membership interests owned by the Borrower and/or ET GENPAR, L.L.C., as the case may be, in the Excluded Subsidiaries and (B) any partnership, limited liability company and/or membership interests owned by any Pledgor in any Subsidiary established after the date hereof which does not own a Borrowing Base Property or a Borrowing Base Pledged Mortgage Loan and/or an equity interest in any other Subsidiary which owns any Borrowing Base Property or Borrowing Base Pledged Mortgage Loan, provided that the conditions set forth in the last sentence of Section 8.12 of the Credit Agreement with respect to such Subsidiary are satisfied. Each Pledgor represents and warrants that on the date hereof (i) the Partnership Interests held by such Pledgor consist of those partnership interests as described in Annex A hereto; (ii) such Partnership Interests constitute that percentage of the entire partnership interest of each Pledged Partnership Entity as is set forth in Annex A hereto; (iii) the Limited Liability Company Interests held by such Pledgor consist of the number and type of limited liability company interests as described in Annex B hereto; (iv) such Limited Liability Company Interests constitute that percentage of the issued and outstanding equity interest of each Pledged Limited Liability Company as is set forth in Annex B hereto; and (v) such Pledgor owns no other Interests (other than, in the case of the Borrower and ET GENPAR, L.L.C., the partnership, limited liability company and/or membership interests owned by the Borrower and/or ET GENPAR, L.L.C., as the case may be, in the Excluded Subsidiaries).

                  3. GRANT OF SECURITY INTEREST

                                                                     Exhibit F-2
                                                                          Page 4

                  3.1. Pledge. (a) To secure the Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby pledges and grants to the Pledgee a first priority continuing security interest in, and as part of such grant and pledge, hereby transfers and assigns to the Pledgee all of the following, whether now existing or hereafter acquired (the "Collateral"):
(i) such Pledgor's Partnership Interest in each Pledged Partnership Entity and all of such Pledgor's right, title and interest in each Pledged Partnership Entity and (ii) such Pledgor's Limited Liability Company Interest in each Pledged Limited Liability Company and all of such Pledgor's right, title and interest in each Pledged Limited Liability Company, in each case whether now or hereafter acquired and including, without limitation:

                           (A) all the capital thereof and its interest in all
                  profits, losses, Partnership Assets (as defined below), Limited Liability Company Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interest or Limited Liability Company Interest, as the case may be;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of such Partnership Interest or Limited Liability Company Interest, as the case may be, whether under any partnership agreement, limited liability company agreement, operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interest, liens and remedies, if any, under any partnership agreement, limited liability company agreement or operating agreement or at law or otherwise in respect of such Partnership Interest or Limited Liability Company Interest, as the case may be;

                           (D) all present and future claims, if any, of such
                  Pledgor against any Pledged Partnership Entity or Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any partner-
                  ship agreement, limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interest or Limited Liability Company Interest, as the case may be, including any power to terminate, cancel or modify any partnership agreement, limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interest or Limited Liability Company Interest and any Pledged Partnership Entity or Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset or Limited Liability Company Asset, to enforce or execute any checks, or other

                                                                     Exhibit F-2
                                                                          Page 5

                  instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuance of an Event of Default);

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                           (G) to the extent not otherwise included, all
                  proceeds of any or all of the foregoing.

                  (b) As used herein, (i) the term "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned or represented by any Partnership Interest; and (ii) the term "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  3.2. Subsequently Acquired Interests. If any Pledgor shall acquire (by purchase, distribution or otherwise) any additional Interest at any time or from time to time after the date hereof, such Pledgor (and in any event within five Business Days after receipt by such Pledgor thereof) shall forthwith pledge such Interest as security with the Pledgee hereunder and, to the extent such Interest is certificated, deliver to the Pledgee certificates therefor, accompanied by such instruments of transfer as are acceptable to the Pledgee, and shall promptly thereafter deliver to the Pledgee a certificate executed by any Authorized Officer of such Pledgor describing such Interest and certifying that the same has been duly pledged with the Pledgee hereunder.

                  3.3. Uncertificated Interests. Notwithstanding anything to the contrary contained in Section 3.2 hereof, to the extent any Interest (whether now owned or hereafter acquired) is uncertificated, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under the provisions of Articles 8 and 9 of the New York UCC). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Interests promptly upon the reasonable request of the Pledgee.

                  4. APPOINTMENT OF SUB-AGENTS. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the Pledgee, as pledgee, or endorsed or assigned in

                                                                     Exhibit F-2
                                                                          Page 6


blank or in favor of the Pledgee, as pledgee, or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the relevant Pledgor after the appointment of any sub-agent; provided, however, that the failure to give such notice shall not affect the validity of such appointment.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting, consent, administration, management and other rights and remedies under any partnership agreement, limited liability company agreement or operating agreement or otherwise with respect to the Interests of such Pledgor; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor. All such rights of such Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends and distributions payable in respect of the Interests shall be paid to the respective Pledgor; provided, that all cash dividends payable in respect of the Interests which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other property (other than cash) paid or distributed by way of dividend, distribution or otherwise in respect of the Interests;

                  (ii) all other property (including cash) paid or distributed in respect of the Limited Liability Company Interests by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar arrangement; and

                  (ii) all other property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar partnership or corporate reorganization.

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable remedies:

                                                                     Exhibit F-2
                                                                          Page 7

                  (i) to receive as Collateral all amounts payable in respect of the Collateral payable to such Pledgor under Section 6 hereof;

                  (ii) to transfer all or any part of the Interests into the Pledgee's name or the name of its nominee or nominees;

                  (iii)to vote all or any part of the Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

                  (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof (except as provided below) or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least 10 days' prior written notice of the time and place of any such sale shall be given to such Pledgor. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that

                                                                     Exhibit F-2
                                                                          Page 8

no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors in accordance with the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided by Section 5.4 of the Security Agreement.

                  (b) It is understood and agreed that the Borrower shall remain liable, the Parent Guarantor shall remain liable, and the Subsidiary Guarantors shall remain jointly and severally liable, in each case to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         11. INDEMNITY. (a) Each Pledgor agrees jointly and severally to indemnify, reimburse and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 11 referred to individually as an "Indemnitee," and collectively as the "Indemnitees") from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 11 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement (as defined in the Security Agreement) or any other document executed in connection herewith and therewith or the enforcement of any of the terms of, or the preservation of any rights under any such document, or in any way relating to or arising out of the ownership, control, acceptance, possession, condition, sale or other disposition, or use of the Collateral; provided that no Indemnitee shall be indemnified pursuant to this Section 11(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Pledgor shall to the extent requested to do so assume full responsibility for the defense thereof. Each Indemnitee agrees to promptly notify the relevant Pledgor of any such assertion of which such Indemnitee has knowledge; provided that the failure to give such notice shall not affect such Indemnitee's right to indemnification hereunder except to the extent (but only to the extent) that such Indemnitee's damages are increased as a result of such failure.

                                                                     Exhibit F-2
                                                                          Page 9

                  (b) Without limiting the application of Section 11(a) hereof, each Pledgor agrees jointly and severally to pay or reimburse the Pledgee for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Pledgee's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Pledgee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES. Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC of any jurisdiction such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement and the Security Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Security Agreement. By accepting the benefits hereof, each Secured Creditor shall be deemed to have agreed to the terms and conditions set forth in Article VIII of the Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, which is incorporated herein by reference in its entirety; provided that all references therein to "this Agreement" shall be a reference to this Agreement, provided further that all references therein to any "Assignor" shall be a reference to any "Pledgor," and provided further that all references therein to the "Collateral Agent" shall be a reference to the "Pledgee." The Pledgee shall act hereunder on the terms and conditions set forth herein and in the Security Agreement.

                  14. TRANSFER BY PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except pursuant to this Agreement and as permitted by the Secured Debt Agreements).

                                                                     Exhibit F-2
                                                                         Page 10

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Interests and other Collateral pledged by it hereunder, or in which it has granted a security interest pursuant hereto, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement;
(ii) it has full power, authority and legal right to pledge and grant a security interest in all the Collateral pledged and assigned by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) except as have been obtained or made, no consent of any other party (including, without limitation, any stockholder, partners or creditor of such Pledgor or any of its Subsidiaries or of any partner of any Pledged Partnership Entity or any member of any Pledged Limited Liability Company) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement; (v) the execution, delivery and performance of this Agreement by such Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation, certificate of partnership, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, agreement (including any partnership agreement of any Pledged Partnership Entity or any limited liability company agreement or operating agreement of any Pledged Limited Liability Company), instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all Interests have been validly acquired and are fully paid for and validly pledged hereunder (it being understood that to the extent any such Partnership Interest is issued by a Person other than a Subsidiary of the REIT, such representation and warranty is made to the best of such Pledgor's knowledge); (vii) the Interests pledged by it hereunder are not dealt in or traded on securities exchanges or on securities markets; (viii) the terms of the Interests pledged by it hereunder do not provide that such Interests are securities governed by Article 8 of the UCC;
(ix) this Agreement creates (after all steps required under Article 8 of the UCC have been taken) in favor of the Pledgee for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of each Pledgor in the Collateral owned by such Pledgor on any date on which this representation and warranty is made or deemed made, which security interest shall, (A) upon delivery to the Pledgee of any certificates evidencing equity interests in a Pledged Partnership Entity or in a Pledged Limited Liability Company, (B) upon the filing of appropriate financing statements under the UCC in respect of any Pledged Partnership Entity's partnership interest or Pledged Limited Liability Company's limited liability company or membership

                                                                     Exhibit F-2
                                                                         Page 11

interest that is not represented by a certificate and (C) upon the taking of all steps required under Article 8 and Article 9 of the UCC (which delivery, filings and/or steps have been done and remain in full force and effect as to the Collateral owned by such Pledgor on any date on which this representation and warranty is made or deemed made), constitute a fully perfected first lien on, and security interest in, all right, title and interest of such Pledgor in all of such Collateral, subject to no security interests of any other Person; (x) there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral except financing statements filed or to be filed in favor of the Pledgee as secured party; and (xi) the chief executive office and principal place of business of such Pledgor and the sole location where the records of such Pledgor with respect to the Collateral are kept are located at the address set forth for such Pledgor in the Security Agreement and such Pledgor shall not move its chief executive office, principal place of business or such location of records except in accordance with the terms of the Security Agreement. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee on behalf of the Secured Creditors. Each of the representations, warranties and covenants made by each Pledgor hereunder shall be deemed to be repeated on each date on which such Pledgor pledges any Collateral hereunder.

                  (b) Each Pledgor shall (i) execute and deliver to each Pledged Partnership Entity and Pledged Limited Liability Company with respect to which it has pledged any Interest hereunder a notice substantially in the form of Annex C to this Agreement at the time such Interest is pledged and (ii) cause each Pledged Partnership Entity and each Pledged Limited Liability Company with respect to which it has pledged any Interest hereunder to execute and deliver to the Pledgee a control agreement substantially in the form of Annex D to this Agreement with respect to such Interest at the time such Interest is pledged.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such Secured Debt Agreement or other agreement or instrument or this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                                                                     Exhibit F-2
                                                                         Page 12

                  17. REGISTRATION, ETC. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Interests pursuant to Section 7 hereof, such Interests or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Interests or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided, that at least 10 days' prior notice of the time and place of any such sale shall be given to such Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion and subject to compliance with any applicable securities laws: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Interests or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Interests or part thereof. In the event of any such sale, the Pledgee and the other Secured Creditors shall incur no responsibility or liability for selling all or any part of the Interests at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

         18. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note or Letter of Credit is outstanding (and all Loans have been repaid in full), and all Obligations then owing have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Agreement or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing sub-section (a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such subsection (a) or (b).

                                                                     Exhibit F-2
                                                                         Page 13

                  (d) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 18.

                  19. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered in accordance with the provisions of Section 12.03 of the Credit Agreement, addressed as follows:

                  (a) if to any Pledgor, at its address set forth opposite its signature below;

                  (b) if to the Pledgee, at:

                  German American Capital Corporation
                  31 West 52nd Street
                  New York, New York  10019
                  Attention:  Allisson Michaels
                  Telephone: (212) 469-6949
                  Facsimile: (212) 469-7210

                  (c) if to any Bank Creditor, at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Pledgor and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations that are secured by this Agreement, the holders of at least a majority of all obligations outstanding from time to time under the respective Interest Rate Protection Agreements or Other Hedging Agreements.

                  21. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a general partner or limited partner of any Pledged Partnership Entity or as a member of any Pledged Limited Liability Company and neither the Pledgee nor any

                                                                     Exhibit F-2
                                                                         Page 14

other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership Entity or of a member of any Pledged Limited Liability Company. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of an Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 21, the Pledgee, by accepting this Agreement, did not intend to become (and shall not be construed to be) a general partner or limited partner of any Pledged Partnership Entity or a member of any Pledged Limited Liability Company or otherwise be deemed to be a co-venturer with respect to any Pledgor, any Pledged Partnership Entity or any Pledged Limited Liability Company either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and, except as provided in the last sentence of paragraph (a) of this Section 21, the Secured Creditors shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership Entity or of a member of any Pledged Limited Liability Company or of any Pledgor.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral except with respect to duties of care in connection with the Collateral to the extent required by applicable law.

                  22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor (although no Pledgor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of and be enforceable by the Pledgee and the other Secured Creditors and their respective successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS EXCEPT FOR THE CHOICE OF LAW PROVISIONS OF THE NEW YORK UCC. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  23. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                                                     Exhibit F-2
                                                                         Page 15

                  24. RECOURSE. This Agreement is made with full recourse to each Pledgor (including, without limitation, with full recourse to all assets of such Pledgor) and pursuant to and upon the representations, warranties, covenants and the agreements on the part of such Pledgor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  25. INTEREST RATE PROTECTION AGREEMENTS AND OTHER HEDGING AGREEMENTS. Notwithstanding anything to the contrary contained in this Agreement, no Interest Rate Protection Agreement or Other Hedging Agreement shall be entitled to the benefits of this Agreement unless such Interest Rate Protection Agreement or Other Hedging Agreement is reasonably related to the Loans or the Letters of Credit or such Interest Rate Protection Agreement or Other Hedging Agreement provides that it is to be entitled to the benefits of this Agreement or the Security Documents generally.

                                                                     Exhibit F-2
                                                                         Page 16



                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:                                          ELDERTRUST, as a Pledgor
415 McFarlan Road
Suite 202                                         By:______________________
Kennett Square                                         Name:
Pennsylvania 19348                                     Title:


Address:                                          ELDERTRUST OPERATING LIMITED PARTNERSHIP, as a Pledgor
415 McFarlan Road                                 By:  Elder Trust, general partner
Suite 202
Kennett Square                                           By:______________________
Pennsylvania 19348                                           Name:
                                                             Title:


Address:                                          ET GENPAR, L.L.C.
415 McFarlan Road                                 By:      ElderTrust Operating Limited
Suite 202                                                  Partnership, sole member
Kennett Square
Pennsylvania 19348                                         By:      ElderTrust, general partner

                                                                    By:______________________
                                                                          Name:
                                                                          Title:


Address:                                          ET SUB-HERITAGE WOODS, L.L.C., as a Pledgor
415 McFarlan Road                                 By:      ElderTrust Operating Limited
Suite 202                                                  Partnership, sole member
Kennett Square
Pennsylvania 19348                                         By:      ElderTrust, general partner

                                                                     By:______________________
                                                                           Name:
                                                                           Title:

                                                                     Exhibit F-2
                                                                         Page 17

Address:                                          ET SUB-PLEASANT VIEW, L.L.C., as a Pledgor
415 McFarlan Road                                 By:      ElderTrust Operating Limited
Suite 202                                                  Partnership, sole member
Kennett Square
Pennsylvania 19348                                         By:      ElderTrust, general partner

                                                                    By:______________________
                                                                          Name:
                                                                          Title:


Address:                                          ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P., as a Pledgor
415 McFarlan Road                                 By:      ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                                             By:      ElderTrust Operating Limited
Pennsylvania 19348                                                  Partnership, sole member

                                                                    By:      ElderTrust, general partner

                                                                             By:______________________
                                                                                   Name:
                                                                                   Title:


Address:                                          ET SUB-LOPATCONG, L.L.C., as a Pledgor
415 McFarlan Road                                 By:      ElderTrust Operating Limited
Suite 202                                                  Partnership, sole member
Kennett Square
Pennsylvania 19348                                         By:      ElderTrust, general partner

                                                                    By:______________________
                                                                          Name:
                                                                          Title:

                                                                     Exhibit F-2
                                                                         Page 18

Address:                                          ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P., as a Pledgor
415 McFarlan Road                                 By:      ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                                             By:      ElderTrust Operating Limited
Pennsylvania 19348                                                  Partnership, sole member

                                                                    By:      ElderTrust, general partner

                                                                             By:______________________
                                                                                   Name:
                                                                                   Title:


Address:                                          ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P., as a Pledgor
415 McFarlan Road                                 By:      ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                                             By:      ElderTrust Operating Limited
Pennsylvania 19348                                                  Partnership, sole member

                                                                    By:      ElderTrust, general partner

                                                                             By:______________________
                                                                                   Name:
                                                                                   Title:


Address:                                          ET SUB-POB I LIMITED PARTNERSHIP, L.L.P., as a Pledgor
415 McFarlan Road                                 By:      ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                                             By:      ElderTrust Operating Limited
Pennsylvania 19348                                                  Partnership, sole member

                                                                    By:      ElderTrust, general partner

                                                                             By:______________________
                                                                                   Name:
                                                                                   Title:

                                                                     Exhibit F-2
                                                                         Page 19


Address:                                          ET SUB-SMOB, L.L.C., as a Pledgor
415 McFarlan Road                                 By:      ElderTrust Operating Limited
Suite 202                                                  Partnership, sole member
Kennett Square
Pennsylvania 19348                                         By:      ElderTrust, general partner

                                                                    By:______________________
                                                                         Name:
                                                                         Title:


Address:                                          ET SUB-WINDSOR I, L.L.C., as a Pledgor
415 McFarlan Road                                 By:      ElderTrust Operating Limited
Suite 202                                                  Partnership, sole member
Kennett Square
Pennsylvania 19348                                         By:      ElderTrust, general partner

                                                                    By:______________________
                                                                         Name:
                                                                         Title:


Address:                                          ET SUB-WINDSOR II, L.L.C., as a Pledgor
415 McFarlan Road                                 By:      ElderTrust Operating Limited
Suite 202                                                  Partnership, sole member
Kennett Square
Pennsylvania 19348                                         By:      ElderTrust, general partner

                                                                    By:______________________
                                                                          Name:
                                                                          Title:


Address:                                          GERMAN AMERICAN CAPITAL CORPORATION

51 West 52nd Street                               By:______________________
New York, New York 10019                                Name:
                                                        Title:

                                                  By:______________________
                                                        Name:
                                                        Title:

                                                                     EXHIBIT F-2

                                                                         ANNEX A
                                                                           to
                                                                      PLEDGE AND
                                                              SECURITY AGREEMENT

                             LIST OF PARTNERSHIP INTERESTS

                                                                         ANNEX B
                                                                           to
                                                                      PLEDGE AND
                                                              SECURITY AGREEMENT


                      LIST OF LIMITED LIABILITY COMPANY INTERESTS

                                                                     EXHIBIT F-2
                                                                         ANNEX C
                                                                           to
                                                                      PLEDGE AND
                                                              SECURITY AGREEMENT


                  FORM OF PARTNERSHIP/LIMITED LIABILITY COMPANY NOTICE

                                [Letterhead of Pledgor]


                                                                          [Date]


TO:      [Name of Pledged Entity]

                  Notice is hereby given that, pursuant to a Pledge and Security Agreement (a true and correct copy of which is attached hereto), dated as of January 30, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and German American Capital Corporation, as Pledgee (the "Pledgee") for the benefit of the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [[limited] [general] partner][member] in [NAME OF PLEDGED PARTNERSHIP ENTITY/LIMITED LIABILITY COMPANY] (the "Pledged Entity"), and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP/LIMITED LIABILITY COMPANY/OPERATING AGREEMENT] (the "Agreement"), including, without limitation:

                  (i) all the capital of the Pledged Entity and the Pledgor's interest in all profits, losses, [Partnership Assets/Limited Liability Company Assets] (as defined in the Pledge Agreement) and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership interest;

                  (ii) all other payments due or to become due to the Pledgor in respect of such interest, whether under the Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the Agreement or at law or otherwise in respect of such interest;

                  (iv) all present and future claims, if any, of the Pledgor against the Pledged Entity for moneys loaned or advanced, for services rendered or otherwise;

                                                                         ANNEX C
                                                                          Page 2

                  (v) all of the Pledgor's rights under the Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the interest, including any power to terminate, cancel or modify the Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the interest and the Pledged Entity, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any [Partnership Asset/Limited Liability Company Asset], to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuance of an Event of Default);

                  (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

The Pledgor hereby requests the Pledged Entity to indicate the Pledged Entity's acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.

                                             [NAME OF PLEDGOR]

                                             By:_______________________________
                                                 Title:

                                                                     EXHIBIT F-2
                                                                         ANNEX D
                                                                           to
                                                                      PLEDGE AND
                                                              SECURITY AGREEMENT



                            FORM OF CONTROL AGREEMENT


                  [NAME OF PLEDGED PARTNERSHIP ENTITY/LIMITED LIABILITY COMPANY] (the "Pledged Entity") hereby acknowledges receipt of a copy of the notice of the assignment by [NAME OF PLEDGOR] (the "Pledgor") of its interest (the "Interest") under the [TITLE OF APPLICABLE PARTNERSHIP/LIMITED LIABILITY COMPANY/OPERATING AGREEMENT] (the "Agreement") pursuant to the terms of the Pledge and Security Agreement, dated as of January 30, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto, and German American Capital Corporation, as Pledgee (the "Pledgee") for the benefit of the Secured Creditors described therein. The undersigned hereby confirms that it is the issuer of the Interest and that the Pledgor is the registered owner of such Interest, and hereby irrevocably agrees that the undersigned will comply with any and all instructions originated by the Pledgee on behalf of the Secured Creditors in respect of such interest without further consent from the Pledgor and, in the event of any conflict between any instructions originated by the Pledgee and any instructions originated by the Pledgor or any other person (other than a court of competent jurisdiction), the undersigned shall comply with the instructions originated by the Pledgee. The undersigned also irrevocably agrees that it shall not register the Interest in the name of any person other than the Pledgor or the Pledgee (unless otherwise instructed by the Pledgee) and that it shall not agree to comply with any instructions originated by any person other than the Pledgor or the Pledgee without the further consent of the registered owner of the Interest.

Dated:  ______________, ____


                                      [NAME OF PLEDGED ENTITY]

                                      By:______________________________________
                                         Title:


ACKNOWLEDGED BY:

[NAME OF PLEDGOR]

By:________________________________________
     Title:

                                                                       EXHIBIT G





                               SECURITY AGREEMENT


                                      among


                                   ELDERTRUST,


                    ELDERTRUST OPERATING LIMITED PARTNERSHIP,


                              VARIOUS SUBSIDIARIES


                                       of


                                   ELDERTRUST,


                                       and


                      GERMAN AMERICAN CAPITAL CORPORATION,


                               as Collateral Agent


                          Dated as of January 30, 1998

                                                                       EXHIBIT G

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT, dated as of January 30, 1998 made by each of the undersigned assignors (each, an "Assignor" and, together with any other entity that becomes a party hereto pursuant to Section 9.10 hereof, the "Assignors") in favor of German American Capital Corporation, as Collateral Agent (the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.


                              W I T N E S S E T H:


                  WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various lenders (the "Banks") from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank (the "Issuing Bank") and German American Capital Corporation, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of January 30, 1998, providing for the making of Loans to the Borrower and the issuance of and participation in Letters of Credit for the account of the Borrower, all as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Issuing Bank, the Administrative Agent and the Collateral Agent are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Banks or any affiliate thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Secured Creditors");

                  WHEREAS, pursuant to the Parent Guaranty, the Parent Guarantor has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements and other Hedging Agreements;

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors, the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements;

                  WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement;

                                                                       Exhibit G
                                                                          Page 2

                  WHEREAS, each Assignor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) As security for all of the Obligations of such Assignor, each Assignor does hereby pledge, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest of first priority in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, trade secrets (to the extent such computer programs, intellectual property rights and proprietary information are assignable without violating any agreements governing same), (vi) all other Goods, General Intangibles, Permits, Chattel Paper, Documents and Instruments,
(vii) the Cash Collateral Account and all monies, securities, instruments and other Cash Equivalents deposited or required to be deposited in such Cash Collateral Account, (viii) all present and future bank accounts of such Assignor including, without limitation, any demand, time savings, passbook, certificates of deposit, or like accounts maintained by such Assignor with any bank, savings and loan association, credit union or other organization, all money, cash and checks, drafts, notes, bills, bills of exchange, securities, investments, bonds or other instruments, writings or property of such Assignor from time to time received, receivable or otherwise distributed in respect thereof, in renewal or extension thereof, or in exchange therefor, whether or not deposited in any such deposit account (collectively, the "Pledged Accounts"), (ix) all revenues, receipts, income, accounts, and other Receivables derived or to be derived from the ownership or operation of any Borrowing Base Properties and Borrowing Base Pledged Mortgage Loans and related facilities located thereon, including, without limitation of the generality of the foregoing, all rent, advance deposits, charges for services and other revenues and income derived or to be derived from the sale or rental of rooms, apartments, units or other facilities, the provision of services, the sale of food, beverages and merchandise, the rental of shops, the leasing of commercial or residential spaces, the granting of concessions (including concessions for the installation of coin-operated machines to the extent of such Assignor's interest therein) within or about any Borrowing Base Properties and related facilities, the rental or operation of parking facilities and the provision of services to guests of any Borrowing Base Properties and related facilities located thereon and any other items of revenue, receipts or other income, (x) all books and records of each Assignor with respect to any and all of the foregoing and (xi) all Proceeds and products of any and all of the foregoing (all of each Assignor's right, title and interest in the above, collectively, the "Collateral").

                                                                       Exhibit G
                                                                          Page 3

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the term of this Agreement.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1. Necessary Filings. With respect to the Collateral that consists of cash, Cash Equivalents and property in which a security interest may be perfected by the filing of a financing statement under the UCC, upon (i) possession by the Collateral Agent or its designee in the case of cash, (ii) the taking of all action required under Articles 8 and 9 of the UCC in the case of Cash Equivalents and Instruments and (iii) the filing of appropriate financing statements under the UCC in the case of such other Collateral (all of which actions described in preceding clauses (i), (ii) and (iii) shall have been taken and be in full force and effect with respect to such Collateral owned by such Assignor within 10 days following the Effective Date (or 30 days in the case of cash and Cash Equivalents) or, in the case of any Collateral acquired on an Addition Date, within 10 days following such Addition Date), the Collateral Agent has been granted, for the benefit of the Secured Creditors and pursuant to this Agreement, a legal, valid and enforceable security interest in all right, title and interest of such Assignor in such Collateral, which security interest is (with the exception of cash which is not in the possession of the Collateral Agent) a fully perfected first lien on, and security interest in, all right, title and interest of such Assignor in all of such Collateral, subject to no other Liens other than Permitted Liens, provided that it will not be a breach of the representation and warranty made in this Section 2.1 if the Collateral Agent does not have a perfected security interest in Cash Equivalents which, in the aggregate, total less than $100,000.

                  2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent and the other Secured Creditors.

                  2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under

                                                                       Exhibit G
                                                                          Page 4

the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

                  2.4. Chief Executive Office; Records. The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 2.1 hereof.

                  2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 2.1 hereof.

                  2.6. Pledged Accounts. (a) The Pledged Accounts existing on the date hereof are, and will continue to be, maintained at, and controlled and directed from, the respective offices of those institutions set forth on Annex C hereto (such institutions, the "Pledged Account Banks"). No Assignor shall establish any additional Pledged Accounts until (i) such Assignor shall have given to the Collateral Agent prior written notice of its intention so to do, clearly describing such new account and providing such other information in connection therewith as the Collateral Agent may reasonably request; (ii) with respect to such new account, it shall have taken all action to maintain the

                                                                       Exhibit G
                                                                          Page 5

security interest of the Collateral Agent in such Collateral intended to be granted hereby at all times fully perfected and in full force and effect and
(iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all actions have been taken in order to perfect (and maintain the perfection of) the security interest granted hereby.

                  (b) Upon the occurrence and during the continuance of any Event of Default, and upon notice by the Collateral Agent to the Borrower (although no such notice shall be required to be so given in the case of an Event of Default of the type described in Section 9.05 of the Credit Agreement), the Assignors shall no longer have the right to withdraw funds from any Pledged Account, and the Collateral Agent shall have the sole right to make withdrawals from the Pledged Accounts. All Collateral held in the Pledged Accounts shall be held therein in accordance with the terms of this Agreement.

                  2.7. Recourse. This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  2.8. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto for such Assignor and new names established in accordance with the last sentence of this Section 2.8. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby in respect of the types of Collateral referred to in Section 2.1 hereof.

                                                                       Exhibit G
                                                                          Page 6

                                   ARTICLE III

                   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                   CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that, to the best of such Assignor's knowledge, such Receivable, and all records, papers and documents relating thereto (if any) are what they purport to be, and to the best of such Assignor's knowledge, such Receivable will evidence true and valid obligations of the account debtor named therein.

                  3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor).

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x) and (y) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 5.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor; provided, that the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3; provided further, that the Collateral Agent will promptly rescind any notice theretofore given under this
Section 3.3 after all Events of Defaults have been cured or waived.

                  3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with sound business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or materially modify any term thereof or make

                                                                       Exhibit G
                                                                          Page 7

any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. To the extent consistent with sound business judgment, each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

                  3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

                  3.6. Delivery of Instruments. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, such Instrument shall be promptly delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, provided that, so long as no Event of Default shall have occurred and be continuing, each Assignor may retain for collection in the ordinary course of business any Instruments received by such Assignor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Assignor, make appropriate arrangements for making any other Instrument pledged by such Assignor available to such Assignor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document). Until such Collateral is delivered to the Collateral Agent, such Assignor shall hold such property in trust for the Secured Creditors, segregated from other property of such Assignor, as additional collateral security for the Obligations.

                  3.7. Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or

                                                                       Exhibit G
                                                                          Page 8

any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.9. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

                      PROVISIONS CONCERNING ALL COLLATERAL

                  4.1. Protection of Collateral Agent's Security. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements; all policies or certificates with respect to such insurance (and any other insurance maintained by such Assignor)
(i) shall name the Collateral Agent as additional insured and loss payee as its respective interest may appear and (ii) shall state that such insurance policies shall not be cancelled or materially changed without at least 30 days' prior written notice thereof (or 10 days' prior written notice thereof in the case of non-payment of premium) by the insurer to the Collateral Agent; and certified copies of such policies or certificates with respect thereto shall be deposited with the Collateral Agent. If any Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so name the Collateral Agent as additional insured and loss payee or deposit all policies or certificates with respect thereto, the Collateral

                                                                       Exhibit G
                                                                          Page 9

Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to promptly reimburse the Collateral Agent for all costs and expenses of procuring such insurance. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 5.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  4.2. Further Actions. Each Assignor will, at its own expense and upon the request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  4.3. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law, provided that the Collateral Agent shall deliver a copy of any said financing statement to the relevant Assignor.

                                    ARTICLE V

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  5.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or

                                                                       Exhibit G
                                                                         Page 10

         without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent;

                  (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section 5.4 hereof;

                  (iv) withdraw all monies, securities and investments in any Pledged Account for application to the Obligations in accordance with
         Section 5.4 hereof, and in connection therewith, deliver to any Pledged Account Bank written notice directing the Pledged Account Bank to send each day's deposit to the relevant Pledged Account by wire and in tact to the account or accounts designated by the Collateral Agent in such written notice;

                  (v) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 5.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation; and

                  (vi) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place
                  or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 5.2 hereof;

                           (z) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured

                                                                       Exhibit G
                                                                         Page 11

Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent for the benefit of the Secured Creditors in accordance with the terms of this Agreement and the Credit Agreement.

                  5.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 5.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice (which notice shall be deemed reasonable) to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice (which notice shall be deemed reasonable) to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

                  5.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

                                                                       Exhibit G
                                                                         Page 12

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (iii)all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Subject to applicable law, any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  5.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement, the Partnership Pledge and Security Agreement, any Collateral Assignment or any Mortgage require proceeds of collateral under such Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee, Assignee or Mortgagee under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                  (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 5.4(d) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 5.4(d) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                                                                       Exhibit G
                                                                         Page 13

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to
         Section 9.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, reasonable attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 5.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) All payments required to be made hereunder shall be made
(x) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (e) For purposes of applying payments received in accordance with this Section 5.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Other Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice

                                                                       Exhibit G
                                                                         Page 14

from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

                  (f) It is understood that the Borrower shall remain liable, the Parent Guarantor shall remain liable, and the Subsidiary Guarantors shall remain jointly and severally liable, in each case to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                  5.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  5.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                   ARTICLE VI

                                    INDEMNITY

                  6.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, permitted assigns, employees and

                                                                       Exhibit G
                                                                         Page 15

agents (hereinafter in this Section 6.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership or use of the Collateral; provided that no Indemnitee shall be indemnified pursuant to this Section 6.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge; provided that the failure to give such notice shall not affect such Indemnitee's right to indemnification hereunder except to the extent (but only to the extent) that such Indemnitee's damages are increased as a result of such failure.

                  (b) Without limiting the application of Section 6.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) If and to the extent that the obligations of any Assignor under this Section 6.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  6.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VI shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the discharge thereof.

                                                                       Exhibit G
                                                                         Page 16

                                   ARTICLE VII

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

                  "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Bank Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Banks" shall have the meaning provided in the recitals of this Agreement.

                  "Borrower" shall have the meaning provided in the recitals of this Agreement.

                  "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

                  "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Class" shall have the meaning provided in Section 9.2 of this Agreement.

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Contract Rights" shall mean all rights of any Assignor under each Contract to which such Assignor is a party or beneficiary, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

                  "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, each Management Agreement, each franchise agreement, each partnership agreement, each limited liability company agreement or operating agreement and any Interest Rate Protection Agreements or Other Hedging Agreements).

                                                                       Exhibit G
                                                                         Page 17

                  "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

                  "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VII.

                  "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures, appliances, signs, artwork, office furnishings and equipment, guest room furnishings, linens, dishware, partitions, screens, awnings, shades, blinds, floor coverings and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Other Obligations after the expiration of any applicable grace period.

                  "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of any Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement, limited liability company agreement or operating agreement to which such Assignor is a party or with respect to any partnership or limited liability company of which such Assignor is a partner or a member, as the case may be.

                  "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning provided in Section 6.1 of this Agreement.

                  "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be

                                                                       Exhibit G
                                                                         Page 18

returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, provided that the term inventory shall not include any liquor located in any jurisdiction to the extent that the laws of such jurisdiction prohibit the creation of a security interest in liquor.

                  "Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

                  "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including, without limitation, the principal of and interest on the Notes issued by, and Loans made to, the Borrower under the Credit Agreement, all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, and all indemnities, fees and interest thereon or owed thereunder) of each Assignor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Credit Document (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) to which such Assignor is a party and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of each Assignor to the Other Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement (including, without limitation, in the case of the Guarantor, all of its obligations and liabilities under its Guaranty) and the due performance and compliance by such Assignor with all the terms, conditions and agreements contained in such Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");
(iii) any and all reasonable sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;
(iv) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 6.1 of this Agreement.

                  "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VII.

                                                                       Exhibit G
                                                                         Page 19

                  "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency in connection with the maintenance or operation of any Borrowing Base Property owned or leased by any Assignor.

                  "Pledged Account Banks" shall have the meaning provided in
Section 2.6(a) of this Agreement.

                  "Pledged Accounts" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Primary Obligations" shall have the meaning provided in
Section 5.4(b) of this Agreement.

                  "Pro Rata Share" shall have the meaning provided in Section 5.4(b) of this Agreement.

                  "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

                  "REIT" shall have the meaning provided in the recitals of this Agreement.

                                                                       Exhibit G
                                                                         Page 20

                  "Representative" shall have the meaning provided in Section 5.4(d) of this Agreement.

                  "Required Secured Creditors" shall mean (i) the Required Banks, or, to the extent required by Section 12.12 of the Credit Agreement, the Supermajority Banks or each of the Banks under the Credit Agreement, as the case may be, so long as any Credit Agreement Obligations remain outstanding and (ii) in any situation not covered by preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations.

                  "Requisite Creditors" shall have the meaning provided in
Section 9.2 of this Agreement.

                  "Secondary Obligations" shall have the meaning provided in
Section 5.4(b) of this Agreement.

                  "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements.

                  "Termination Date" shall have the meaning provided in Section
9.8 of this Agreement.

                                  ARTICLE VIII

                              THE COLLATERAL AGENT

                  8.1. Appointment. The Secured Creditors, by their acceptance of the benefits of this Agreement, hereby irrevocably designate German American Capital Corporation, as Collateral Agent, to act as specified herein. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note and by the acceptance of the benefits of this Agreement shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder by or through its authorized agents or employees. Without limiting the generality of the preceding sentence and notwithstanding the provisions of
Section 8.9, GACC, in its capacity as Collateral Agent, shall have the right upon notice to the Borrower, the Banks and the Issuing Bank, to transfer and assign all of its rights, duties and obligations as Collateral Agent hereunder and under the other Credit Documents to any of its Affiliates.

                  8.2. Nature of Duties. (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or any other Secured Debt Agreement a fiduciary relationship in

                                                                       Exhibit G
                                                                         Page 21

respect of any Secured Creditor; and nothing in this Agreement or any other Secured Debt Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

                  (b) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

                  (c) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Assignor of any of the covenants or agreements contained in this Agreement or any other Secured Debt Agreement.

                  (d) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any other Credit Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Credit Document or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

                  (e) Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

                  8.3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Assignor in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Assignor, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or the security interests granted hereunder or the financial condition of any Assignor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of any Assignor, or the existence or possible existence of any Default or Event of Default. The Collateral Agent makes no representations as to the value or condition of the

                                                                       Exhibit G
                                                                         Page 22

Collateral or any part thereof, or as to the title of any Assignor thereto or as to the security afforded by this Agreement.

                  8.4. Certain Rights of the Collateral Agent. (a) No Secured Creditor shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Secured Creditors with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors.

                  (b) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Secured Creditors, unless such Secured Creditors shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                  8.5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex or telecopier message, cablegram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to this Agreement and its duties thereunder, upon advice of counsel selected by it.

                  8.6. Indemnification. To the extent the Collateral Agent is not reimbursed and indemnified by any Assignor under this Agreement, the Secured Creditors will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts (including, for this purpose, any unpaid Primary Obligations in respect of Interest Rate Protection Agreements or Other Hedging Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of this Agreement (including any amounts required to be returned by the Collateral Agent in respect of Collateral) except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this Article VIII shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of this Agreement. The indemnities set forth in this Article VIII are in addition to any indemnities provided by the

                                                                       Exhibit G
                                                                         Page 23

Banks to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Banks shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this
Section 8.6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent, the respective Banks who paid same shall be subrogated to the rights of the Collateral Agent to receive payment from the Secured Creditors).

                  8.7. The Collateral Agent in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as agent under one or more of such Credit Documents, the institution acting as Collateral Agent shall have the rights and powers specified therein and herein for a "Bank", or an "Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks," "Required Banks," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the institution acting as Collateral Agent in its individual capacity. The institution acting as Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Assignor or any Affiliate or Subsidiary of any Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from any Assignor for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

                  8.8. Holders. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  8.9. Resignation by the Collateral Agent. a)" \* MERGEFORMAT
(a) The Collateral Agent may resign from the performance of all of its functions and duties under this Agreement at any time by giving 20 Business Days' prior written notice to each Assignor and the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b) or (c) below.

                  (b) If a successor Collateral Agent shall not have been appointed within said 20 Business Day period by the Required Secured Creditors, the Collateral Agent, with the consent of each Assignor, which consent shall not be unreasonably withheld, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

                  (c) If no successor Collateral Agent has been appointed pursuant to clause (b) above by the 20th Business Day after the date such notice of resignation was given by the Collateral Agent, the Required Secured Creditors shall then appoint a successor Collateral Agent who shall serve as Collateral

                                                                       Exhibit G
                                                                         Page 24

Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

                  8.10. Fees and Expenses of Collateral Agent. (a) The Borrower (by its execution and delivery hereof) hereby agrees that it shall pay to German American Capital Corporation, as the initial Collateral Agent, such fees as have been separately agreed to in writing with German American Capital Corporation for acting as Administrative Agent and as Collateral Agent hereunder. In the event a successor Collateral Agent is at any time appointed pursuant to the preceding Section 8.9, the Borrower hereby agrees to pay such successor Collateral Agent such reasonable fees for acting as such as would customarily be charged by such Collateral Agent for acting in such capacity in similar situations.

                  (b) In addition, each Assignor agrees jointly and severally to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent in connection with this Agreement and any actions taken by the Collateral Agent hereunder, and agrees to pay all costs and expenses of the Collateral Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, reasonable fees and disbursements of counsel for the Collateral Agent).

                                   ARTICLE IX

                                  MISCELLANEOUS

                  9.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered in accordance with the provisions of Section 12.03 of the Credit Agreement, addressed as follows:

                  (a) if to any Assignor, at it address set forth opposite its signature below;

                  (b) if to the Collateral Agent, at:

                           German American Capital Corporation
                           31 West 52nd Street
                           New York, New York  10019
                           Attention: Allisson Michaels
                           Telephone No.: (212) 469-6949
                           Facsimile No.: (212) 469-7210

                  (c) if to any Bank Creditor, at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                                                                       Exhibit G
                                                                         Page 25

                  9.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  9.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement (other than this Agreement) or any security for any of the Obligations; whether or not any Assignor shall have notice or knowledge of any of the foregoing.

                  9.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Collateral Agent and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  9.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  9.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS EXCEPT FOR THE CHOICE OF LAW PROVISIONS OF THE NEW YORK UCC.

                  9.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with

                                                                       Exhibit G
                                                                         Page 26

respect to the Collateral and unless the Collateral Agent or any Secured Creditor shall become the absolute owner of any Collateral pursuant hereto, the Collateral Agent and the other Secured Creditors shall not have any obligations or liabilities by reason of or arising out of this Agreement with respect to any such Collateral, nor shall the Collateral Agent or the other Secured Creditors be required or obligated in any manner to perform or fulfill any of the obligations of each Assignor under or with respect to any Collateral.

                  9.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 6.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note or Letter of Credit is outstanding (and all Loans have been repaid in full), and all Obligations then owing have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 9.8(a) or (b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to said Section 9.8(a) or (b). The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 9.8.

                  9.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

                  9.10. Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this

                                                                       Exhibit G
                                                                         Page 27

Agreement pursuant to the Secured Debt Agreements shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                  9.11. Interest Rate Protection Agreements and Other Hedging Agreements. Notwithstanding anything to the contrary contained in this Agreement, no Interest Rate Protection Agreement or Other Hedging Agreement shall be entitled to the benefits of this Agreement unless such Interest Rate Protection Agreement or Other Hedging Agreement is reasonably related to the Loans or the Letters of Credit or such Interest Rate Protection Agreement or Other Hedging Agreement provides that it is to be entitled to the benefits of this Agreement or the Security Documents generally.

                                                                       Exhibit G
                                                                         Page 28



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



Address:                            ELDERTRUST, as an Assignor

415 McFarlan Road                   By:______________________________
Suite 202                                Name:
Kennett Square                           Title:
Pennsylvania 19348


Address:                            ELDERTRUST OPERATING LIMITED
                                    PARTNERSHIP, as an Assignor


415 McFarlan Road                   By: ElderTrust, general partner
Suite 202
Kennett Square                           By:______________________________
Pennsylvania 19348                          Name:
                                            Title:



Address:                                    ET GENPAR, L.L.C.

415 McFarlan Road                           By:      ElderTrust Operating Limited Partnership,
Suite 202                                            sole member
Kennett Square
Pennsylvania 19348                                   By:      ElderTrust, general partner

                                                              By:______________________
                                                                  Name:
                                                                  Title:

                                                                       Exhibit G
                                                                         Page 29


Address:                            ET SUB-HERITAGE WOODS, L.L.C., as an
                                    Assignor

415 McFarlan Road                   By:     ElderTrust Operating Limited
Suite 202                                   Partnership, sole member
Kennett Square
Pennsylvania 19348                          By:      ElderTrust, general partner

                                                     By:______________________
                                                          Name:
                                                          Title:


Address:                            ET SUB-PLEASANT VIEW, L.L.C., as an
                                            Assignor

415 McFarlan Road                   By:     ElderTrust Operating Limited
Suite 202                                   Partnership, sole member
Kennett Square
Pennsylvania 19348                          By:      ElderTrust, general partner

                                                     By:______________________
                                                          Name:
                                                          Title:



Address:                            ET SUB-RITTENHOUSE LIMITED
                                            PARTNERSHIP, L.L.P., as an Assignor

415 McFarlan Road                   By:     ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                              By:      ElderTrust Operating Limited
Pennsylvania 19348                                            Partnership, sole member

                                                              By:      ElderTrust, general partner

                                                                       By:______________________
                                                                           Name:
                                                                           Title:

                                                                       Exhibit G
                                                                         Page 30



Address:                            ET SUB-LOPATCONG, L.L.C., as an Assignor

415 McFarlan Road                   By:     ElderTrust Operating Limited
Suite 202                                   Partnership, sole member
Kennett Square
Pennsylvania 19348                          By:      ElderTrust, general partner

                                                     By:______________________
                                                          Name:
                                                          Title:



Address:                            ET SUB-WAYNE I LIMITED PARTNERSHIP,
                                    L.L.P., as an Assignor

415 McFarlan Road                   By:     ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                              By:      ElderTrust Operating Limited
Pennsylvania 19348                                   Partnership, sole member

                                                     By:      ElderTrust, general partner

                                                              By:______________________
                                                                   Name:
                                                                   Title:



Address:                            ET SUB-PENNSBURG MANOR LIMITED
                                    PARTNERSHIP, L.L.P., as an Assignor

415 McFarlan Road                   By:     ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                              By:      ElderTrust Operating Limited
Pennsylvania 19348                                   Partnership, sole member

                                                     By:      ElderTrust, general partner

                                                              By:______________________
                                                                   Name:
                                                                   Title:

                                                                       Exhibit G
                                                                         Page 31


Address:                            ET SUB-POB I LIMITED PARTNERSHIP,
                                    L.L.P., as an Assignor

415 McFarlan Road                   By:     ET GENPAR, L.L.C., general partner
Suite 202
Kennett Square                              By:      ElderTrust Operating Limited
Pennsylvania 19348                                   Partnership, sole member

                                                     By:      ElderTrust, general partner

                                                              By:______________________
                                                                   Name:
                                                                   Title:



Address:                            ET SUB-SMOB, L.L.C., as an Assignor

415 McFarlan Road                   By:     ElderTrust Operating Limited
Suite 202                                   Partnership, sole member
Kennett Square
Pennsylvania 19348                          By:      ElderTrust, general partner


                                                     By:______________________
                                                          Name:
                                                          Title:



Address:                            ET SUB-WINDSOR I, L.L.C., as an
                                    Assignor

415 McFarlan Road                   By:     ElderTrust Operating Limited
Suite 202                                   Partnership, sole member
Kennett Square
Pennsylvania 19348                          By:      ElderTrust, general partner

                                                     By:______________________
                                                           Name:
                                                           Title:

                                                                       Exhibit G
                                                                         Page 32


Address:                            ET SUB-WINDSOR II, L.L.C., as an
                                    Assignor

415 McFarlan Road                   By:     ElderTrust Operating Limited
Suite 202                                   Partnership, sole member
Kennett Square
Pennsylvania 19348                          By:      ElderTrust, general partner

                                                     By:______________________
                                                          Name:
                                                          Title



Address:                            GERMAN AMERICAN CAPITAL CORPORATION,
                                    as Collateral Agent

31 West 52nd Street                 By:______________________
New York, New York 10019                 Name:
                                         Title

                                    By:______________________
                                         Name:
                                         Title

                                                                         Annex A
                                                           TO SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS



All Assignors

1.            Chief Executive Office -               415 McFarlan Road
                                                     Suite 2002
                                                     Kennett Square, Pennsylvania  19348

2.            Other Record Locations -               See locations for such Assignor set forth on
                                                     Annex B

                                                                         Annex B
                                                           TO SECURITY AGREEMENT


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS


                  Assignor                             Location
                  --------                             --------

                                                                         ANNEX C
                                                           TO SECURITY AGREEMENT



                                    PLEDGED ACCOUNTS


                  Assignor                             Location
                  --------                             --------

                                                                         ANNEX D
                                                           TO SECURITY AGREEMENT
                           TRADE AND FICTITIOUS NAMES


         Assignor                                   Trade/Fictitious Name
         --------                                   ---------------------


1.       ElderTrust                                 ElderTrust REIT Co.

                                TABLE OF CONTENTS


                                                                            Page



                                    ARTICLE I

SECURITY INTERESTS.............................................................2

         2.1. Necessary Filings................................................3
         2.2. No Liens.........................................................3
         2.3. Other Financing Statements.......................................3
         2.4. Chief Executive Office; Records..................................4
         2.5. Location of Inventory and Equipment..............................4
         2.6. Pledged Accounts.................................................4
         2.7. Recourse.........................................................5
         2.8. Trade Names; Change of Name......................................5


                                   ARTICLE III

SPECIAL PROVISIONS CONCERNING RECEIVABLES;
         CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER...........................6

         3.1. Additional Representations and Warranties........................6
         3.2. Maintenance of Records...........................................6
         3.3. Direction to Account Debtors; Contracting Parties; etc...........6
         3.4. Modification of Terms; etc.......................................7
         3.5. Collection.......................................................7
         3.7. Assignors Remain Liable Under Receivables........................7
         3.8. Assignors Remain Liable Under Contracts..........................8
         3.9. Further Actions..................................................8


                                   ARTICLE IV

PROVISIONS CONCERNING ALL COLLATERAL...........................................8

         4.1. Protection of Collateral Agent's Security........................8
         4.2. Further Actions..................................................9
         4.3. Financing Statements.............................................9


                                   ARTICLE V

REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT...................................9

         5.1. Remedies; Obtaining the Collateral Upon Default..................9

      5.2. Remedies; Disposition of the Collateral............................11
      5.3. Waiver of Claims...................................................11
      5.5. Remedies Cumulative................................................14
      5.6. Discontinuance of Proceedings......................................14


                                   ARTICLE VI

INDEMNITY.....................................................................15

      6.1. Indemnity..........................................................15
      6.2. Indemnity Obligations Secured by Collateral; Survival..............16


                                  ARTICLE VII

DEFINITIONS...................................................................16




                                  ARTICLE VIII

THE COLLATERAL AGENT..........................................................20

      8.1. Appointment........................................................20
      8.2. Nature of Duties...................................................21
      8.3. Lack of Reliance on the Collateral Agent...........................21
      8.4. Certain Rights of the Collateral Agent.............................22
      8.5. Reliance...........................................................22
      8.6. Indemnification....................................................22
      8.7. The Collateral Agent in its Individual Capacity....................23
      8.8. Holders............................................................23
      8.9. Resignation by the Collateral Agent................................23
      8.10. Fees and Expenses of Collateral Agent.............................24


                                   ARTICLE IX

MISCELLANEOUS.................................................................24

      9.1. Notices............................................................24
      9.2. Waiver; Amendment..................................................25
      9.3. Obligations Absolute...............................................25
      9.4. Successors and Assigns.............................................25
      9.5. Headings Descriptive...............................................26
      9.6. Governing Law......................................................26
      9.7. Assignor's Duties..................................................26
      9.8. Termination; Release...............................................26

      9.9. Counterparts.......................................................27
      9.10. Additional Assignors..............................................27
      9.11. Interest Rate Protection Agreements and Other Hedging Agreements..27


ANNEX A Schedule of Chief Executive Offices/Record Locations
ANNEX B Schedule of Inventory and Equipment Locations
ANNEX C Pledged Account Banks
ANNEX D Schedule of Trade and Fictitious Names

                                                                       EXHIBIT H


                              SUBSIDIARIES GUARANTY


                  GUARANTY, dated as of _______, 1998 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each, a "Guarantor" and, together with any other entity that becomes a party hereto pursuant to Section 23 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.



                              W I T N E S S E T H:


                  WHEREAS, ElderTrust, a Maryland real estate investment trust, ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), various lenders from time to time party thereto (the "Banks"), and German American Capital Corporation, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of _______, 1998, providing for the making of Loans to the Borrower as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Administrative Agent and the Collateral Agent are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Banks or any affiliate thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Creditors");

                  WHEREAS, each Guarantor is a direct or an indirect Subsidiary of the Borrower;

                  WHEREAS, it is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into by the Borrower of the Interest Rate Protection Agreements or Other Hedging Agreements referred to above and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  1. Each Guarantor, jointly and severally, absolutely, irrevocably and unconditionally guarantees: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or

                                                                       Exhibit H
                                                                          Page 2

otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement and each other Credit Document (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and each such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Documents (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations"); and (ii) to each Other Creditor, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities being herein collectively called the "Other Obligations," and together with the Credit Agreement Obligations are herein collectively called the "Guaranteed Obligations"), provided that the maximum amount payable by each Guarantor hereunder shall at no time exceed the Maximum Amount (as hereinafter defined) of such Guarantor. As used herein, "Maximum Amount" of any Guarantor means an amount equal to 95% of the amount by which (A) the present fair saleable value of such Guarantor's assets exceeds (B) the total liabilities of such Guarantor (including the maximum amount reasonably expected to come due in respect of contingent liabilities, other than contingent liabilities of such Guarantor hereunder), in each case determined on the Effective Date (or such other date on which such Guarantor first becomes a party hereto) or on the day any demand is made under this Guaranty, whichever date results in a higher Maximum Amount. Subject to the proviso in the second preceding sentence, each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, against the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. The Guaranteed Obligations may exceed any Guarantor's Maximum Amount without affecting the liability of such Guarantor hereunder.

                  2. Additionally, each Guarantor, jointly and severally, absolutely, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and absolutely, unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

                  3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower, whether executed by such Guarantor, any other Guarantor, any other guarantor or any other party, and the liability of each Guarantor hereunder

                                                                       Exhibit H
                                                                          Page 3

shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking except to the extent that any such payment or reduction results in the actual permanent reduction of the Guaranteed Obligations, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Creditors as contemplated in Section 6 hereof, or (g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other guarantor or the Borrower).

                  6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, and without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any

                                                                       Exhibit H
                                                                          Page 4

         of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Creditors provided that the Creditors will not, without the prior written consent of the respective Guarantor, contractually subordinate the payment of all or any part of the Guaranteed Obligations to any other creditor or creditors of the Borrower, provided further that if any consent required by the immediately preceding proviso is not obtained and contractual subordination as described therein is agreed to, then (x) any part of the Guaranteed Obligations not so subordinated will continue to be entitled to the full benefits of this Guaranty and (y) with respect to any part of the Guaranteed Obligations so contractually subordinated, such Guarantor will be relieved of its obligations hereunder only to the extent it establishes that it has been actually damaged by such contractual subordination;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

                  (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                  (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from it liabilities under this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute, irrevocable and unconditional notwithstanding the occurrence of any

                                                                       Exhibit H
                                                                          Page 5

event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests at a time when any Guaranteed Obligations are outstanding, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all Guaranteed Obligations have been paid in full in cash (it being understood that each Guarantor is not waiving any right of subrogation that it may otherwise have but is only waiving the exercise thereof as provided above).

                  10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from

                                                                       Exhibit H
                                                                          Page 6

any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  Each Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

                  11. In order to induce the Bank Creditors to enter into the Credit Agreement and to make the Loans pursuant to the Credit Agreement, and to induce the Other Creditors to enter into the Interest Rate Protection Agreements and Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

                  (a) Status. Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own or lease its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification, except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor.

                  (b) Power and Authority. Such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party

                                                                       Exhibit H
                                                                          Page 7

         and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) No Violation. Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or
         (iii) will violate any provision of the certificate of incorporation, certificate of partnership, partnership agreement, limited liability company agreement or by-laws of such Guarantor or any of its Subsidiaries.

                  (d) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
         (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

                  (e) Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of such Guarantor, threatened (i) with respect to this Guaranty or (ii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of such Guarantor.

                  12. Each Guarantor covenants and agrees that on and after the Effective Date and until the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have terminated and when no Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit

                                                                       Exhibit H
                                                                          Page 8

Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  13. The Guarantors hereby jointly and severally agree to pay all out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty (including reasonable legal fees and expenses) and the out-of-pocket costs and expenses of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including reasonable legal fees and expenses).

                  14. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of the Required Secured Creditors (as defined in the Security Agreement); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty the term "Class" shall mean each class of Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the respective Interest Rate Protection Agreements or Other Hedging Agreements.

                  15. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to such Guarantor and such Guarantor is familiar with the contents thereof.

                  16. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  17. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is

                                                                       Exhibit H
                                                                          Page 9

required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  18. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  19. (A) This Agreement shall be binding upon the successors and assigns of each Guarantor (although no Guarantor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Creditors and their respective successors and assigns. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                                                                       Exhibit H
                                                                         Page 10

                  (B) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (C) EACH GUARANTOR AND EACH CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  20. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Secured Creditors) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section
20).

                  21. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                  22. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                  23. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  24. Notwithstanding anything to the contrary contained in this Guaranty, no Interest Rate Protection Agreement or Other Hedging Agreement shall be entitled to the benefits of this Guaranty unless such Interest Rate Protection Agreement or Other Hedging Agreement is reasonably related to the Loans or such Interest Rate Protection Agreement or Other Hedging Agreement provides that it is to be entitled to the benefits of this Guaranty or the Security Documents generally.

                                                                       Exhibit H
                                                                         Page 11

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.




Address:                                         ________________,as a
                                                 Guarantor


                                                 By__________________
                                                    Name:
                                                    Title:



Accepted and Agreed to:

GERMAN AMERICAN CAPITAL
  CORPORATION, as Administrative Agent


By___________________
    Name:
    Title:

                                                                       EXHIBIT I

This document is intended
to be recorded in _______
County, _________________







                             MORTGAGE, ASSIGNMENT OF
                           LEASES AND RENTS, SECURITY
                                  AGREEMENT AND
                            FIXTURE FILING STATEMENT,


                                     made by

                   [_______________________________________],

                                  as Mortgagor,

                                       to

            GERMAN AMERICAN CAPITAL CORPORATION, as Collateral Agent,

                                  as Mortgagee.


                              LOCATION OF PREMISES:

                             [ADD PROPERTY ADDRESS]




--------------------------------------------------------------------------------
THIS DOCUMENT PREPARED BY AND
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
WHITE & CASE LLP
1155 Avenue of the Americas
New York, New York  10036
Attention: Barbara J. Goodman, Esq.

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
WHITE & CASE LLP
1155 Avenue of the Americas
New York, New York  10036
Attention:  Barbara J. Goodman, Esq.


                         MORTGAGE, ASSIGNMENT OF LEASES
                        AND RENTS, SECURITY AGREEMENT AND
                            FIXTURE FILING STATEMENT


                  THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT, made as of the [____] day of [____], 1998 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, this "Mortgage"), by [_________________________], a [limited partnership organized under the laws of Delaware] ("Mortgagor"), having its principal place of business at 415 McFarlan Road, Suite 202, Kennett Square, Pennsylvania 19348, Attention: Edward B. Romanov, Jr., to GERMAN AMERICAN CAPITAL CORPORATION, a corporation organized under the laws of the State of [_____], in its capacity as Collateral Agent for the benefit of the Secured Creditors (defined below) (together with its successors and assigns, "Mortgagee") having its principal place of business at 31 West 52nd Street, New York, New York 10019.

                  All capitalized terms used herein shall have the respective meanings set forth in Section 1 hereof.


                              W I T N E S S E T H:


                  WHEREAS, Mortgagor is the owner of the fee simple interest and/or a valid leasehold interest in the real property described on Exhibit A annexed hereto and made a part hereof;

                  WHEREAS, ElderTrust, a Maryland real estate investment trust, ElderTrust Operating Limited Partnership (the "Borrower"), various lenders from time to time party thereto (the "Banks"), DEUTSCHE BANK AG, New York Branch, as Issuing Bank and German American Capital Corporation, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of January 30, 1998, providing for the making of Loans to the Borrower and the issuance of Letters of Credit for the account of the Borrower, all as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Administrative Agent and the Mortgagee are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Banks or affiliates thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Secured Creditors");

                  [WHEREAS, pursuant to a Subsidiary Guaranty, dated as of January 30, 1998, made jointly and severally by the Mortgagor and the other Subsidiary Guarantors for the benefit of the Secured Creditors, the Mortgagor has guaranteed to the Secured Creditors and the Mortgagee the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Agreements;]

                  WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that the Mortgagor shall have executed and delivered to the Mortgagee this Agreement; and

                  WHEREAS, Mortgagor desires to execute and deliver this Mortgage to satisfy the condition described in the preceding paragraph and to secure the following:

                  To secure (A) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Loans in the maximum principal amount of One Hundred Forty Million Dollars ($140,000,000), lawful money of the United States of America, to be paid with interest in accordance with the Credit Agreement and all obligations and liabilities (including, without limitation, the principal of and interest on the notes issued, and loans made, under the Credit Agreement, all reimbursement obligations and Unpaid Drawings with respect to letters of credit issued under the Credit Agreement, and all indemnities, fees and interest thereon or owed thereunder), (B) performance of all of Mortgagor's other obligations under the Credit Documents, (C) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Mortgagor to the Other Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Agreement and the due performance and compliance by the Mortgagor with all the terms, conditions and agreements contained in the Interest Rate Agreements, (D) any and all sums advanced by the Mortgagee in order to preserve or protect the Mortgaged Property or preserve or protect its security title and interest in the Mortgaged Property, (E) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Mortgagor referred to in clauses (A), (B) and (C) above after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Mortgaged Property, or of any exercise by the Mortgagee of its rights hereunder, together with reasonable attorneys' fees and court costs, and (F) all amounts as to which any indemnitee has the right to reimbursement under paragraph 33 of this Mortgage (said indebtedness, interest and all other sums due or obligations to be performed hereunder and under the other Credit Documents, being hereinafter referred to collectively as the "Obligations"), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate unto Mortgagee the real property described in Exhibit A attached hereto and made a part hereof (the "Premises") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");

                  TOGETHER WITH: all appurtenant right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements and the following property, rights, interests and estates being hereinafter collectively referred to as the "Mortgaged Property", which Mortgaged Property constitutes a "Property" under and as defined in the Credit Agreement):

                  (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, licenses, permits and construction and equipment warranties and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (b) all machinery, equipment, fixtures (including, but not limited to any and all partitions, dynamos, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, lighting, communications and elevator fixtures, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, and equipment, disposals, dishwashers, furniture, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities of all kinds, and other utilities whether or not situated in easements, together with all accessions, replacements, betterments and substitutions for any of the foregoing) and other property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Mortgaged Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Mortgage;
                                      -4-

                  (c) all awards or payments, including interest thereon, which may heretofore or hereafter be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Mortgaged Property;

                  (d) all leasehold estates, leases, licenses, concession agreements, franchises and other occupancy agreements and other agreements, including, without limitation, any operating lease, demising, leasing or granting rights of possession or use, or, to the extent of the interest therein of the Mortgagor, any sublease, subsublease, underletting or sublicense, which now or hereafter may affect the Mortgaged Property or any part thereof or interest therein, and all renewals, extensions, subleases or assignments thereof, (individually, a "Lease" and collectively, the "Leases"), and all rents, issues, profits, royalties, receipts, revenues, accounts receivable, security deposits and other deposits (subject to the prior right of tenants making such deposits) and income, including fixed, additional and percentage rents, occupancy charges, operating expense reimbursements, reimbursements for increases in taxes, sums paid by tenants to the Mortgagor to reimburse the Mortgagor for amounts originally paid or to be paid by the Mortgagor or its agents or affiliates for which such tenants were liable, as, for example, tenant improvement costs in excess of any work letter, lease takeover costs, moving expenses and tax and operating expense pass-throughs for which a tenant is solely liable, marketing association dues, late charges, tenant association dues, administrative cost reimbursements, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services, deficiency rents and liquidated damages and other benefits, including all property income (the "Rents") and all proceeds from the sale or other disposition of the Leases;

                  (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

                  (f) any and all real estate tax refunds payable to Mortgagor with respect to the Mortgaged Property, and refunds or reimbursements payable with respect to bonds, escrow accounts, or other sums payable in connection with the use, development, or ownership of the Mortgaged Property;

                  (g) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property; and

                  (h) all (i) general intangibles, contract rights and accounts receivable arising from any of the foregoing, (ii) any and all replacements and renewals of or additions and substitutions to any of the foregoing and (iii) all proceeds of any of the foregoing.

                  TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever and Mortgagor hereby binds itself and its successors and assigns to warrant and forever defend the Mortgaged Property unto Mortgagee and its successors and assigns against the claim or claims of all persons claiming or to claim the same, or any part thereof.

                  PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay and perform the Obligations at the time and in the manner provided in the Credit Documents, these presents and the estate hereby granted shall cease, terminate and be void;

                  AND, to protect the security of this Mortgage, Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

                  1. Definitions and Principles of Construction. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any of its successors and/or assigns," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein.

                  "Access Laws" has the meaning provided in paragraph 32 hereof.

                  "Assignment of Leases" has the meaning provided in the fifth recital hereto.

                  "Credit Agreement" has the meaning provided in the second recital hereto.

                  "Equipment" has the meaning provided in paragraph (b) of the seventh recital hereto.

                  "Impositions" means all real estate and personal property taxes, water, sewer and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind or nature whatsoever, which may at any time prior to, at or after the execution hereof be assessed, levied or imposed by, in each case a Governmental Authority upon the Mortgaged Property or the property income or the ownership, use, occupancy or enjoyment thereof, and any interest, costs and penalties with respect to any of the foregoing.

                  "Improvements" has the meaning provided in the seventh recital hereto.

                  "Leases" has the meaning provided in paragraph (d) of the seventh recital hereto.

                  "Mortgage" has the meaning provided in the first paragraph hereof.

                  "Mortgagee" has the meaning provided in the first paragraph hereof.

                  "Mortgaged Property" has the meaning provided in the seventh recital hereto.

                  "Mortgagor" has the meaning provided in the first paragraph hereof.

                  "Obligations" has the meaning provided in the seventh recital hereto.

                  "Other Charges" has the meaning set forth in Section 5 hereof.

                  "Premises" has the meaning provided in the seventh recital hereto.

                  "Rents" has the meaning provided in paragraph (d) of the seventh recital hereto.

                  "UCC Collateral" has the meaning provided in paragraph 27 hereof.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of [________________].

                  2. Payment and Performance of Obligations. Mortgagor will pay and perform the Obligations at the time and in the manner provided in the Credit Documents without offset or counterclaim.

                  3. Warranty of Title. Mortgagor represents and warrants that it has good fee simple title and/or a valid leasehold interest in and to the Premises and the Improvements and has the full power, authority and right to execute, deliver and perform its obligations under this Mortgage and to mortgage, give, grant, bargain, sell, alien, convey, confirm, encumber, pledge, assign and hypothecate the same and that Mortgagor possesses an unencumbered fee and/or leasehold estate in the Premises and the Improvements free and clear of all Liens, encumbrances, defenses, offsets and charges whatsoever except for the Permitted Encumbrances. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the Lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons and parties whomsoever.

                  4. Insurance. Mortgagor, at its sole cost and expense, is required to obtain the insurance coverages set forth in the Credit Agreement in respect of the Mortgaged Property in accordance with the provisions thereof.

                  5. Payment of Impositions, etc. Mortgagor shall pay all Impositions now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof and all ground rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "Other Charges") as same become due and payable. Mortgagor will deliver to Mortgagee, promptly upon Mortgagee's request, evidence satisfactory to Mortgagee that the Impositions and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid and discharged any

Lien or charge whatsoever which may be or become a Lien or charge against the Mortgaged Property (except that, after prior written notice to Mortgagee, Mortgagor, at its own expense, may contest the amount or validity or application in whole or in part of any of the Impositions or Other Charges), and shall promptly pay for all utility services (including gas, electricity, steam, water, sewer and any other services or other charges of a similar nature, whether public or private) provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of real estate taxes prior to the date the same shall become delinquent. Mortgagor will pay all taxes, charges, filing, registration and recording fees, excises and levies imposed in connection with the recording of this Mortgage or imposed upon Mortgagee by reason of its ownership of this Mortgage, other than income, estate, inheritance, excess profits, franchise and doing business taxes or similar taxes, and shall pay any and all stamp taxes and other taxes required to be paid on the Obligations. In the event Mortgagor fails to make any such payment within thirty (30) days after written notice thereof from Mortgagee, then Mortgagee shall have the right, but shall not be obligated to, pay the amount due and Mortgagor shall, on demand, reimburse Mortgagee for said amount.

                  6. Recourse. Section 2.7 of the Security Agreement is hereby incorporated herein by reference as if set forth in full.

                  7. Casualty, Taking and Application of Proceeds. If a Casualty Event or a Taking occurs, Mortgagor's and Mortgagee's respective rights and obligations with respect thereto, and the provisions governing the collection and application of Insurance Proceeds and Condemnation Proceeds received in connection therewith contained in the Credit Agreement shall be applicable and are hereby incorporated herein by reference as if set forth in full.

                  8. Assignment of Leases and Rents. (a) Mortgagor hereby absolutely unconditionally and irrevocably transfers, assigns, conveys and sets over unto Mortgagee all of Mortgagor's right, title and interest in and to all current and future Leases, Rents and other property income, it being intended by Mortgagor that this assignment constitutes a present, absolute transfer and assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any Lease or otherwise impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance satisfactory to Mortgagee, as may hereafter be reasonably requested by Mortgagee to further evidence and confirm such assignment.

                  (b) Subject to the terms of this paragraph 8, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents and the other property income; provided, that Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Obligations, in trust for the benefit of Mortgagee for use in the payment of such sums.

                  (c) Upon the occurrence of an Event of Default, the license granted to Mortgagor in this paragraph 8 shall automatically be revoked, and Mortgagee shall immediately be entitled to possession of all Rents and other property income, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by

Mortgagor the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents and the other property income. Any Rents and other property income collected after the revocation of the license may be applied toward payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper.

                  9. Maintenance of Mortgaged Property. Mortgagor shall cause the Mortgaged Property to be maintained in a good and safe condition and repair (subject to the provisions of the Credit Agreement relating to Casualty Events and Takings). The Improvements and the Equipment shall not be removed, demolished or materially altered (except for replacement of the Equipment in the ordinary course of business) without the consent of Mortgagee. Mortgagor shall comply in all material respects with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof. Mortgagor shall not undertake to construct any new building or material Improvement on the Mortgaged Property without Mortgagee's prior written consent. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof without Mortgagee's prior written consent. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee except as required by applicable law.

                  10. Operation of the Mortgaged Property. Mortgagor will obtain and maintain all material licenses, authorizations, permits and/or approvals necessary for the ownership, operation and management of the Mortgaged Property, including, without limitation, all required environmental permits.

                  11. Transfer or Encumbrance of the Mortgaged Property. (a) Except for transfers permitted pursuant to the Credit Agreement, Mortgagor shall not sell, convey, alien, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof. A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this paragraph 11 shall be deemed to include any installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments or any agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or any sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents or other property income.

                  (b) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Obligations immediately due and payable upon Mortgagor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property in violation of this Mortgage, or any other Mortgage Loan Document. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property that is not a transfer permitted pursuant to the terms of the Credit Agreement, regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property.

                  12. Changes in Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Obligations from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Obligations or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall notify Mortgagor thereof and, if Mortgagor shall not have obtained a release of the Mortgaged Property pursuant to Section 8.02 of the Credit Agreement within 30 days of receipt of such notice, Mortgagee shall have the option, upon the expiration of such 30-day period to declare the Obligations immediately due and payable.

                  13. No Credits on Account of the Obligations. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Obligations for any part of the Impositions or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Obligations. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than thirty
(30) days, to require that Mortgagor obtain the release of the Mortgaged Property pursuant to Section 8.02 of the Credit Agreement prior to the expiration of such 30-day period, and if Mortgagor does not obtain such release, Mortgagee shall have the option, upon expiration of such 30-day period, to declare the Obligations immediately due and payable.

                  14. Documentary Stamps. Mortgagor shall pay, together with interest, fines, and penalties, if any, any documentary stamp, recording, transfer, mortgage, intangibles or other taxes or fees whatsoever due under applicable laws in connection with the making, execution, delivery, filing of record, recordation, release, or discharge of this Mortgage.

                  15. Usury Laws. It is the intent of the Mortgagor and the Mortgagee in the execution of this Mortgage and all other instruments evidencing or securing the Obligations to contract in strict compliance with the relevant usury laws. In furtherance thereof, the Mortgagor and the Mortgagee stipulate and agree that none of the terms and provisions contained in this Mortgage shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by relevant law.

                  16. Books and Records. Mortgagor shall keep books and records of account in accordance with the applicable provisions of the Credit Agreement.

                  17. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

                  18. Further Acts. Mortgagor will, at the expense of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. In the event that the legal description attached hereto is inaccurate or does not fully describe all of the real property in which the Mortgagor has an interest, Mortgagor hereby agrees to the amendment of such legal description and the legal description contained in the corresponding title policy so that such error is corrected, and Mortgagor shall execute and cause to be recorded, if applicable, such documentation as may be appropriate for such purpose. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this paragraph 18.

                  19. Recording of Mortgage. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a Lien or security interest or evidencing the Lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the Lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage and the Notes, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

                  20. Prepayment. The Loans may only be prepaid in accordance with the terms of the Credit Agreement and the other Credit Documents.

                  21. Events of Default. The Obligations shall become immediately due and payable at the option of Mortgagee upon the occurrence of an Event of Default (as defined in the Credit Agreement).

                  22. Overdue Principal and Interest. Section 1.08 of the Credit Agreement requires interest to be paid at a higher rate ("Overdue Rate") in certain circumstances. This charge shall be added to the Obligations, and shall be deemed secured by this Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Obligations, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of the occurrence of any Event of Default. If the Overdue Rate is above the maximum rate permitted by applicable law, the Overdue Rate shall be the maximum rate permitted by applicable law.

                  23. Right to Cure Defaults. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Obligations, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph 23, shall constitute a portion of the Obligations and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Overdue Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses incurred by Mortgagee together with interest thereon calculated at the Overdue Rate shall be deemed to constitute a portion of the Obligations and be secured by this Mortgage and the other Credit Documents and shall be immediately due and payable upon demand by Mortgagee therefor.

                  24. Prepayment After Event of Default. If following the occurrence of any Event of Default, Mortgagor shall tender payment of an amount sufficient to satisfy the Obligations at any time prior to a sale of the Mortgaged Property either through foreclosure or the exercise of other remedies available under this Mortgage, such tender by Mortgagor shall be deemed to be a voluntary prepayment under the Credit Agreement and the Notes in the amount tendered and Mortgagor may be obligated under the Credit Agreement to pay additional sums to Mortgagee as the result of such voluntary prepayment.

                  25. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

                  26. Remedies. (a) Upon the occurrence of any Event of Default, Mortgagee may at its election, take such action permitted at law or in equity, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, any one or more of the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

                  (i) declare the entire unpaid Obligations to be immediately due and payable;

                  (ii) institute proceedings for the complete foreclosure of this Mortgage in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Obligations then due and payable, subject to the continuing Lien of this Mortgage for the balance of the Obligations not then due;

                  (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such times and places, upon such terms and after such notice thereof as may be required or permitted by law;

                  (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Credit Agreement, in the Notes or in any other Credit Documents;

                  (vi) recover judgment on the Notes either before, during or after any proceedings for the enforcement of this Mortgage;

                  (vii) as a matter of right and without notice to Mortgagor or anyone claiming under Mortgagor, and without regard to the then value of the Mortgaged Property or the interest of Mortgagor therein, apply to any court having jurisdiction to appoint a receiver or receivers of the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in paragraph 25 and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated;

                  (viii) enforce Mortgagee's interest in the Leases, Rents and other property income and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, Rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (E) apply the receipts from the Mortgaged Property to the payment of the Obligations, after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; and

                  (ix) pursue such other rights or remedies as may be available under the Credit Agreement, the Notes, any of the other Credit Documents or otherwise at law or in equity.

In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a Lien on the remaining portion of the Mortgaged Property.

                  (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper.

                  (c) Mortgagee may adjourn from time to time any sale to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may cause such sale to be made at the time and place to which the same shall be so adjourned.

                  (d) Upon the completion of any sale made by Mortgagee under or by virtue of this paragraph, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser a good and sufficient instrument conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute shall lawfully do by virtue hereof. Any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the property and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

                  (e) Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged

Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Obligations the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

                  (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the Lien of this Mortgage upon the Mortgaged Property or any part thereof, or any Liens, rights, powers or remedies of Mortgagee hereunder, but such Liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

                  27. Security Agreement and Fixture Filing. (a) This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Obligations, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph 27 the "UCC Collateral"). If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the UCC Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the UCC Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the UCC Collateral and in enforcing the rights hereunder with respect to the UCC Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the UCC Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the UCC Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper.

                  (b) Certain of the Mortgaged Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Premises, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Mortgaged Property that is or may become fixtures.

                  (c) The principal place of business of Mortgagor and the place where Mortgagor's books and records in respect of the Mortgaged Property are kept is the address of Mortgagor first set forth above.

                  28. Actions and Proceedings. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the Lien of any deed of trust, mortgage or other security instrument discharged in whole or in part by the Obligations, and any such subrogation rights shall constitute additional security for the payment of the Obligations.

                  29. Waiver of Counterclaim. Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee, and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Mortgagee against Mortgagor, or in any matters whatsoever arising out of or in any way connected with this Mortgage, the Credit Agreement, the Notes, any of the other Credit Documents or the Obligations.

                  30. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

                  31. Marshalling and Other Matters. Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

                  32. Handicapped Access. (a) Mortgagor agrees that the Mortgaged Property shall comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access, and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "Access Laws").

                  (b) Notwithstanding any provisions set forth herein or in any other document regarding Mortgagee's approval of alterations of the Mortgaged Property, Mortgagor shall not alter the Mortgaged Property in any manner which would increase Mortgagor's responsibilities for compliance with the applicable Access Laws after completion of the alterations without the prior written approval of Mortgagee. The foregoing shall apply to tenant improvements constructed by Mortgagor or by any of its tenants. Mortgagee may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Mortgagee.

                  (c) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

                  33. Indemnification. Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Mortgagee by reason of (a) ownership of this Mortgage, the Mortgaged Property or any interest therein or receipt of any Rents or other property income; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(c) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; or (f) any failure of the Mortgaged Property to comply with any Access Laws, except to the extent any of the foregoing result from, or arise out of, Mortgagee's gross negligence or willful misconduct. Any amounts payable to Mortgagee by reason of the application of this paragraph 33 shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Overdue Rate from the date loss or damage is sustained by Mortgagee until paid. The obligations and liabilities of Mortgagor under this paragraph 33 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure, delivery of a deed in a non-judicial foreclosure or delivery of a deed in lieu of foreclosure of this Mortgage.

                  34. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be delivered in the manner specified for notices in the Credit Agreement to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Mortgagor or Mortgagee, as the case may be, shall in like manner designate in writing.

                  35. Authority. (a) Mortgagor represents and warrants that Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed.

                  (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

                  36. WAIVER OF NOTICE. MORTGAGOR SHALL NOT BE ENTITLED TO ANY NOTICES OF ANY NATURE WHATSOEVER FROM MORTGAGEE EXCEPT WITH RESPECT TO MATTERS FOR WHICH THIS MORTGAGE OR THE OTHER CREDIT DOCUMENTS SPECIFICALLY AND EXPRESSLY PROVIDE FOR THE GIVING OF NOTICE BY MORTGAGEE TO MORTGAGOR AND EXCEPT WITH RESPECT TO MATTERS FOR WHICH MORTGAGEE IS REQUIRED BY APPLICABLE LAW TO GIVE NOTICE, AND MORTGAGOR HEREBY EXPRESSLY WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM MORTGAGEE WITH RESPECT TO ANY MATTER FOR WHICH THIS MORTGAGE OR THE OTHER CREDIT DOCUMENTS DOES NOT SPECIFICALLY AND EXPRESSLY PROVIDE FOR THE GIVING OF NOTICE BY MORTGAGEE TO MORTGAGOR.

                  37. Sole Discretion of Mortgagee. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  38. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Credit Agreement, the Notes or the other Credit Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Obligations or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Credit Agreement, the Notes, this Mortgage or the other Credit Documents. Mortgagee may resort for the payment of the Obligations to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage or to pursue other remedies available in the other Credit Documents or at law or in equity. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded in the other Credit Documents or at law or in equity.

                  39. No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  40. Headings, etc. The headings and captions of various paragraphs of this Mortgage and the Table of Contents contained herein are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  41. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

                  42. Successors and Assigns. This Mortgage applies to, inures to the benefit of and binds the parties hereto and their respective successors and assigns.

                  43. Assignments. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

                  44. Governing Law; Severability. This Mortgage shall be governed by and construed in accordance with the laws of the State of New York including, without limitation, Section 5-1401 of the General Obligations Law, but otherwise without regard to conflict of law principles; provided, however, that with respect to the creation, attachment, perfection, priority and enforcement of the Liens created by this Mortgage, this Mortgage shall be governed by and construed in accordance with the laws of the State of [________]. In the event that any provision or clause of this Mortgage conflicts with Applicable Laws, such conflicts shall not affect other provisions of this Mortgage which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage are declared to be severable.

                  45. Priority of this Mortgage. The parties hereto intend that this Mortgage create a first priority, perfected Lien upon and security interest in the Premises and all other portions of the Mortgaged Property for so long as any of the Obligations remain outstanding, subject only to Permitted Encumbrances. Therefore, notwithstanding the relative priority of recordation of this Mortgage and any other instrument of record with respect to the Mortgaged Property or any portion thereof, the Liens and security interests created hereby in the Mortgaged Property are and shall be superior to the Liens and security interests created by any such instrument, subject only to Permitted Encumbrances.

                  46. Conflicts With Credit Agreement. If any term or provision of this Mortgage shall contradict or otherwise conflict with any term or provision of the Credit Agreement, the parties hereto agree that the term or provision contained in the Credit Agreement shall control for so long as the Credit Agreement remains in force in respect of Mortgagor.

                  47. Future Advances. In addition to all other indebtedness secured by this Mortgage, this Mortgage shall also secure and shall constitute a first Lien on the Mortgaged Property for all future advances made by Mortgagee to Mortgagor for any purpose within twenty

(20) years from the date of this Mortgage to the same extent as if such advances were made on the date of the execution of this Mortgage. Any such advances may be made at the option of Mortgagee. The total amount of the indebtedness, including future advances, that is secured by this Mortgage, may increase or decrease from time to time, but shall not exceed a maximum principal amount of $140,000,000 at any one time, plus accrued and unpaid interest thereon and any disbursements made by Mortgagee for the payment of taxes, levies or insurance on all or any part of the Mortgaged Property encumbered by this Mortgage, with accrued and unpaid interest on such disbursement. [SUBJECT TO REVISION BY LOCAL COUNSEL]

                  48. Leasehold Mortgage Provisions. If Exhibit A includes a leasehold estate, the terms and conditions set forth in Exhibit B attached hereto are made a part hereof and are incorporated into this Mortgage by reference.


                       [LOCAL LAW PROVISIONS TO BE ADDED]

                  IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor as of the day and year first written above.

WITNESSES                             MORTGAGOR

                                      [___________________________], [a Delaware
                                         limited partnership]

As to Mortgagor, signed,              By: __________________________, its
sealed and delivered in                     general partner
the presence of

--------------------
Unofficial Witness                                   By: _______________________
                                                           Name:
                                                           Title:
--------------------
Unofficial Witness

STATE OF NEW YORK  )
                   ) ss
COUNTY OF NEW YORK )

                  This instrument was acknowledged before me this ____ day of _______, 1998, by _________________, as _____________ of _____________________,
a ___________, as general partner of [_____________________], [a Delaware limited partnership], on behalf of the partnership, who is personally known to me or who has produced __________________________ as identification and who did (did not) take an oath.

                                             ---------------------------
                                             Name:
(Notarial Seal)                              Notary Public
                                             State of New York at Large
                                             My Commission Expires:


                                             ----------------------------
                                             Notary Public

                                                                       EXHIBIT A


                          Legal Description of Property
                          -----------------------------

                                                                       Exhibit B

                          Leasehold Mortgage Provisions

                  Notwithstanding anything contained herein to the contrary, and in addition to any rights, privileges and remedies granted to Mortgagee elsewhere in this Mortgage, Mortgagee shall have, and Mortgagor hereby grants to Mortgagee for the benefit of the Secured Creditors, any and all rights, privileges and remedies of the leasehold provided for in the ground lease described in Exhibit A (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Ground Lease"), including without limitation, any renewal rights and options to purchase contained in the Ground Lease, without the necessity of particularly specifying any or all of such rights, privileges and remedies that are or could be granted to Ground Leasehold mortgagees pursuant to the Ground Lease.

                  Mortgagor hereby represents, covenants and agrees that:

                  (a) This Mortgage is lawfully executed and delivered in conformity with the Ground Lease.

                  (b) Mortgagor will pay when due the rents, taxes and other sums and charges mentioned in and made payable by Mortgagor under the Ground Lease.

                  (c) Mortgagor will promptly, in all material respects, perform and observe all of the terms, covenants and conditions required to be performed and observed by it under the Ground Lease, within the periods (including any grace or cure periods) provided therein, and will do all things reasonably necessary to preserve and to keep unimpaired its rights under the Ground Lease. In the event of the failure of Mortgagor to make any payment required to be made by the lessee pursuant to the provisions of the Ground Lease or to observe, abide by, discharge or perform, or cause to be observed, kept, discharged or performed, any of the terms, obligations, covenants, conditions, agreements, indemnities, representations, warranties or liabilities of the Ground Lease on the part of lessee thereunder to be observed, kept, discharged and performed, Mortgagor does hereby irrevocably appoint and constitute Mortgagee as its true and lawful attorney in fact, which appointment is coupled with an interest, in its name, place and stead, to take any and all actions deemed necessary or desirable by Mortgagee to perform and comply with all of the obligations of Mortgagor under the Ground Lease, to do and take, but without any obligation so to do, any action which Mortgagee deems necessary or desirable to prevent or cure any default by Mortgagor under the Ground Lease, to enter into and upon the Mortgaged Property or any part thereof to such extent and as often as Mortgagee, in its reasonable discretion, deems necessary or desirable in order to prevent or cure any default of Mortgagor pursuant thereto, to the end that the rights of Mortgagor in and to the Ground Leasehold estate created by the Ground Lease shall be kept unimpaired and free from default, and all sums so expended by Mortgagee, with interest thereon at the rate set forth in the Credit Agreement from the date of each such expenditure, shall be paid by Mortgagor to Mortgagee promptly upon demand by Mortgagee and shall be added to the indebtedness secured hereby and Mortgagee shall have, in addition to any other remedy of Mortgagee, the same rights and remedies in the event of non-payment of any such sum by Mortgagor as in the case of a default by Mortgagor in the payment of any sums due under

                                                                       Exhibit B
                                                                          Page 2

         the Credit Agreement. Mortgagor shall, within seven (7) days after written request by Mortgagee, execute and deliver to Mortgagee, or to any person designated by Mortgagee, such further instruments, agreements, powers, assignments, conveyances or the like as may be necessary to complete or perfect the interest, rights or powers of Mortgagee pursuant hereto.

                  (d) Mortgagor will promptly (i) notify Mortgagee in writing of the receipt by it of any notice of default from the lessor under the Ground Lease; (ii) notify Mortgagee in writing of the receipt by it of any notice under the Ground Lease of the termination of the Ground Lease; (iii) cause a copy of each such notice received by Mortgagor from the lessor under the Ground Lease to be delivered to Mortgagee; and (iv) cause a copy of any notice of election or the exercise of any rights of option, purchase or renewal under the Ground Lease sent by Mortgagor to the lessor under Ground Lease, to be delivered to Mortgagee.

                  (e) Subject to the terms of and as permitted under the Credit Agreement, Mortgagor will not, without the prior written consent of Mortgagee, terminate or surrender or suffer or permit any termination or surrender of the Ground Lease, nor modify the Ground Lease, if the modification shall materially impair the Mortgagee's security interest in the Mortgaged Property or the rights and remedies of Mortgagee under this Mortgage.

                  (f) Mortgagor will, within twenty (20) days after written demand from Mortgagee, use reasonable efforts to obtain from the lessor under the Ground Lease and deliver to Mortgagee an estoppel certificate in the form provided for in the Ground Lease, if any.

                  (g) Mortgagor will furnish to Mortgagee upon demand, proof of payment of all items which are required to be paid by Mortgagor pursuant to the Ground Lease and a statement of any such payments which Mortgagor is contesting or arbitrating pursuant to the terms of the Ground Lease.

                  (h) Except as otherwise provided in the Ground Lease, Mortgagor will not consent to the subordination of the Ground Lease to any lien on the fee and/or Ground Leasehold estate of the lessor under the Ground Lease.

                  (i) Subject to and as permitted under the Credit Agreement, so long as any of the Obligations shall remain outstanding, and if an Event of Default has occurred and is continuing, Mortgagor shall not fail to exercise any option or right to renew or extend the term of the Ground Lease without the prior written consent of Mortgagee. Mortgagor shall give Mortgagee simultaneous written notice of the exercise of any such option or right to renew or extend, together with a copy of the instrument given to the lessor under the Ground Lease exercising such option or right, and thereafter, shall promptly deliver to Mortgagee a copy of any acknowledgment by such lessor with respect to the exercise of such option or right. If any such option or right has not been exercised as aforesaid, then, not more than three hundred sixty (360) and not less than two hundred seventy (270) days

                                                                       Exhibit B
                                                                          Page 3

         before the right of Mortgagor to exercise any such option or right, Mortgagor shall give Mortgagee written notice specifying (i) the date on which, (ii) the term for which and (iii) the manner in which such option or renewal is to be exercised. If an Event of Default has occurred and is continuing, within ten (10) business days of written demand by Mortgagee, Mortgagor shall exercise any such option or renewal (to the extent available) which is necessary to extend the term of the Ground Lease beyond the outside maturity date set forth in the Credit Agreement.

                                                                       Exhibit B

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1. Definitions and Principles of Construction..................................6


2. Payment and Performance of Obligations......................................7


3. Warranty of Title...........................................................7


4. Insurance...................................................................7


5. Payment of Impositions, etc.................................................7


6. Recourse....................................................................8


7. Casualty, Taking and Application of Proceeds................................8


8. Assignment of Leases and Rents..............................................8


9. Maintenance of Mortgaged Property...........................................9


10. Operation of the Mortgaged Property........................................9


11. Transfer or Encumbrance of the Mortgaged Property..........................9


12. Changes in Laws Regarding Taxation........................................10


13. No Credits on Account of the Obligations..................................10


14. Documentary Stamps........................................................10


15. Usury Laws................................................................10


16. Books and Records.........................................................10


17. Performance of Other Agreements...........................................10


18. Further Acts..............................................................11

                                                                            Page
                                                                            ----

19. Recording of Mortgage.....................................................11


20. Prepayment................................................................11


21. Events of Default.........................................................11


22. Overdue Principal and Interest............................................12


23. Right to Cure Defaults....................................................12


24. Prepayment After Event of Default.........................................12


25. Right of Entry............................................................12


26. Remedies..................................................................12


27. Security Agreement and Fixture Filing.....................................15


28. Actions and Proceedings...................................................16


29. Waiver of Counterclaim....................................................16


30. Recovery of Sums Required To Be Paid......................................16


31. Marshalling and Other Matters.............................................16


32. Handicapped Access........................................................16


33. Indemnification...........................................................17


34. Notices...................................................................17


35. Authority.................................................................17


36. WAIVER OF NOTICE..........................................................18


37. Sole Discretion of Mortgagee..............................................18


38. NonWaiver.................................................................18

                                      (ii)

                                                                            Page
                                                                            ----

39. No Oral Change............................................................18


40. Headings, etc.............................................................19


41. Duplicate Originals.......................................................19


42  Successors and Assigns....................................................19


43. Assignments...............................................................19


44. Governing Law; Severability...............................................19


45. Priority of this Mortgage.................................................19


46. Conflicts With Credit Agreement...........................................19


47. Future Advances...........................................................19


48. Leasehold Mortgage Provisions.............................................20


                                     (iii)

                                                                       EXHIBIT J



                         OFFICER'S SOLVENCY CERTIFICATE


                                    I, the undersigned, the Chief [Accounting]
Officer of ElderTrust, a real estate investment trust organized and existing under the laws of the State of Maryland (the "REIT"), do hereby certify on behalf of the REIT that:

                  1. This Certificate is furnished pursuant to Section [4.14(a)] of the Credit Agreement, dated as of January 30, 1998, among the REIT, ElderTrust Operating Limited Partnership, a Delaware limited partnership (the "Borrower"), the lenders from time to time party thereto, and German American Capital Corporation, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                   2. For purposes of this Certificate, the terms below shall have the following definitions:

          (a)     "Fair Value"

                  The amount at which the assets, in their entirety, of each of
                  (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

          (b)     "Present Fair Salable Value"

                  The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of (i) the REIT and its Subsidiaries (taken as a whole) and
                  (ii) the Borrower (on a stand-alone basis) are sold with reasonable promptness under normal selling conditions in a current market.

          (c)     "New Financing"

                  The indebtedness incurred or to be incurred by the REIT and its Subsidiaries under the Credit Documents and all other financing contemplated by the Credit Documents.

          (d)     "Stated Liabilities"

                  The recorded liabilities (including Contingent Liabilities that would be recorded in accordance with GAAP consistently applied) of the REIT, and its Subsidiaries at ___________, 1998, together with (i) the net change in long-term debt (including current maturities) between ___________, 1998 and the date hereof and (ii) without duplication, the amount of all New Financing.

          (e)     "Contingent Liabilities"

                  The maximum estimated amount of liability reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of the REIT and its Subsidiaries (exclusive of such Contingent Liabilities to the extent reflected in Stated Liabilities).

          (f) "Will be able to pay its Stated Liabilities, including Contingent Liabilities, as they mature."

                  For the period from the date hereof through the stated maturity of all New Financing, each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will have sufficient assets and cash flow to pay their respective Stated Liabilities and Contingent Liabilities as those liabilities mature or otherwise become due.

          (g)     "Does not have Unreasonably Small Capital"

                  For the period from the date hereof through the stated maturity of all New Financing, each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis), after consummation of all Indebtedness (including the Loans) being incurred or assumed and Liens created by the REIT and its Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern despite moderately negative deviations from the Projections discussed below.

                  3. For purposes of this Certificate, I, or officers of the REIT and the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

          (a) I have reviewed the financial statements and Projections referred to in [Sections 4.15 and 6.05] of the Credit Agreement.

          (b)     I have read:

                  1. the Credit Documents and the respective Schedules and
                     Exhibits thereto.

          (c)     With respect to Contingent Liabilities, I:

                  1. inquired of certain officials of the REIT and its
                     Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all Contingent Liabilities known to them;

                  2. confirmed with senior officers of the REIT and its
                     Subsidiaries that, to the best of such officers' knowledge,
                     (i) all appropriate items were included in Stated Liabilities or Contingent Liabilities made known to me in the course of my inquiry and that (ii) the amounts relating thereto were the estimated amount of liability reasonably likely to result therefrom as of the date hereof;

                  3. I hereby certify that, to the best of my knowledge, all material Contingent Liabilities have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Contingent Liability the estimated amount of liability reasonably likely to result therefrom was used in making such certification.

          (a) I have made inquiries of certain officers of the REIT and its Subsidiaries which have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause each of (i) the REIT and its Subsidiaries (taken as whole) or (ii) the Borrower (on a stand-alone basis) after giving effect to the financing transactions (including the incurrence of the New Financing), to (x) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Contingent Liabilities; (y) have Unreasonably Small Capital; or (z) not be able to pay its Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.

                  4. Based on and subject to the foregoing, I hereby certify on behalf of the REIT that, after giving effect to the financing transactions (including the New Financing), it is my informed opinion that as of the date hereof (x) the Fair Value and Present Fair Salable Value of the assets of each of (i) the REIT and its Subsidiaries (taken as a whole) and
                     (ii) the Borrower (on a stand-alone basis) exceed their respective Stated Liabilities and Contingent Liabilities;
                     (y) each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will not have Unreasonably Small Capital; and (z) each of (i) the REIT and its Subsidiaries (taken as a whole) and (ii) the Borrower (on a stand-alone basis) will be able to pay each of their respective Stated Liabilities and Contingent Liabilities as they mature or otherwise become due.

                  IN WITNESS WHEREOF, the REIT has caused its duly authorized chief accounting officer to execute and deliver this Certificate this _______ day of ___________, 1998.

                                                ELDERTRUST OPERATING LIMITED
                                                    PARTNERSHIP



                                                By______________________________
                                                  Name:
                                                  Title:

This document is intended                                              EXHIBIT K
to be recorded in___________
County,_____________________
________________________________________________________________________________





                  ASSIGNMENT OF MORTGAGE AND PLEDGE AGREEMENT


                                    between


                           [_______________________],
                            as Assignor and Pledgor,


                                      and


                      GERMAN AMERICAN CAPITAL CORPORATION,
                              as Collateral Agent


                           Dated as of _______, 1998



________________________________________________________________________________
THIS DOCUMENT PREPARED BY AND
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
WHITE & CASE LLP
1155 Avenue of the Americas
New York, New York 10036
Attention: Barbara J. Goodman, Esq.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I SECURITY FOR OBLIGATIONS..........................................  2

ARTICLE II ASSIGNMENT OF COLLATERAL.........................................  4
  Section 2.1. Assignment...................................................  4
  Section 2.2. Power of Attorney............................................  5
  Section 2.3. Public or Private Sale.......................................  6
  Section 2.4. Application of Proceeds......................................  8
  Section 2.5. Grant of Certain Rights......................................  8
  Section 2.6. Exercise of Remedies.........................................  8

ARTICLE III DELIVERY OF DOCUMENTS ..........................................  9
  Section 3.1. Documents Pertaining to the Collateral.......................  9

ARTICLE IV REPRESENTATIONS AND WARRANTIES................................... 10
  Section 4.1. Representations and Warranties............................... 10

ARTICLE V AFFIRMATIVE COVENANTS............................................. 11
  Section 5.1. Management and Preservation of Collateral.................... 11

ARTICLE VI NEGATIVE COVENANTS............................................... 11
  Section 6.1. No Amendment................................................. 12
  Section 6.2. Other Liens.................................................. 12
  Section 6.3. Place of Business............................................ 12

ARTICLE VII MISCELLANEOUS................................................... 14
  Section 7.1. Expenses; Indemnity.......................................... 14
  Section 7.2. Termination of Security Interests; Release of Collateral..... 15
  Section 7.3. Amendments................................................... 15
  Section 7.4. Notice....................................................... 15
  Section 7.5. No Waivers................................................... 16
  Section 7.6. Continuing Obligation and Assignments........................ 16
  Section 7.7. Counterparts................................................. 16
  Section 7.8. Governing Law................................................ 16
  Section 7.9. Headings..................................................... 16
  Section 7.10. Severability................................................ 16

                                                                       EXHIBIT K

THIS DOCUMENT PREPARED BY
AND RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
WHITE & CASE LLP 1155 Avenue of the Americas
New York, New York 10036
Attention:  Barbara J. Goodman, Esq.


                   ASSIGNMENT OF MORTAGE AND PLEDGE AGREEMENT

                  ASSIGNMENT OF MORTGAGE AND PLEDGE AGREEMENT, dated as of _______, 1998 (as amended, modified or supplemented from time to time, this "Agreement"), between [__________________], the undersigned assignor and pledgor, a [Delaware limited partnership] (the "Pledgor") having offices at 415 McFarlan Road, Suite 202, Kennett Square, Pennsylvania 19348 and German American Capital Corporation, as Collateral Agent (the "Collateral Agent") for the Secured Creditors (as defined below), as assignee and pledgee, having offices at 31 West 52nd Street, New York, New York 10019. Except as otherwise defined herein, capitalized terms used herein and not defined herein shall have the definitions specified in the Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, ElderTrust, a Maryland real estate investment trust (the "REIT"), ElderTrust Operating Limited Partnership (the "Borrower"), various lenders from time to time party thereto (the "Banks"), Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of January 30, 1998, providing for the making of Loans to the Borrower as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Banks, the Administrative Agent and the Collateral Agent are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Banks or affiliates thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Secured Creditors");

                  WHEREAS, the Pledgor is the holder and owner of a mortgage loan in the principal amount of $_________ (the "Mortgage Loan") encumbering the real property more particularly described in Exhibit A annexed hereto and made a part hereof together with the improvements thereon (the "Mortgaged Property");

                                                                       EXHIBIT K
                                                                          Page 4

                  [WHEREAS, pursuant to a Subsidiary Guaranty, dated as of January 30, 1998, made jointly and severally by the Pledgor and the other Subsidiary Guarantors for the benefit of the Secured Creditors, the Pledgor has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Pledgor under or with respect to the Credit Documents and the Interest Rate Agreements;]

                  WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that the Pledgor shall have executed and delivered to the Collateral Agent this Agreement;

                  WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph; and


                  WHEREAS, as security for the Obligations (as defined below), the Banks and the Collateral Agent have requested that the Pledgor grant, and the Pledgor has agreed to grant, certain security interests in and assign and pledge to the Collateral Agent for the benefit of the Secured Creditors (i) the mortgage listed in Schedule A hereto (together with all amendments thereto, the "Mortgage"), (ii) the note or notes secured by the Mortgage listed in Schedule A hereto (together with all amendments thereto, the "Underlying Note") and (iii) all other documents and instruments evidencing, securing or otherwise relating to the Mortgage Loan and listed in Schedule A attached hereto, including, without limitation, the mortgagee title insurance policy relating to the Mortgage Loan (collectively, the "Pledged Contracts") (the Mortgage, the Underlying Note and the Pledged Contracts, together with all proceeds and products thereof, and of all of the rights, claims, powers, remedies and privileges set forth in Article II hereof, are collectively referred to herein as the "Collateral");

                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                            SECURITY FOR OBLIGATIONS


         This Agreement is made by the Pledgor to the Collateral Agent for the benefit of the Secured Creditors to secure:


                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Loans in the maximum principal amount of One Hundred Forty Million Dollars ($140,000,000), lawful money of the United States of America, to be paid with interest in accordance with the Credit Agreement and all obligations and liabilities (including, without limitation, the principal of and interest on the notes issued, and loans made, under the Credit Agreement, all reimbursement obligations and unpaid drawings with respect to letters of credit issued under the Credit Agreement, and all indemnities, fees and interest thereon or owed thereunder);

                                                                       EXHIBIT K
                                                                          Page 5

                  (ii) performance of all of Pledgor's other obligations under the Credit Documents;

                  (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Pledgor to the Other Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Agreement and the due performance and compliance by the Pledgor with all the terms, conditions and agreements contained in the Interest Rate Agreements;

                  (iv) any and all sums advanced by the Collateral Agent in order to preserve or protect the Collateral or preserve or protect its security interest in the Collateral;

                  (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Pledgor referred to in clauses (i), (ii) and (iii) above after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (vi) all amounts as to which any indemnitee has the right to reimbursement under this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the "Obligations".

                                   ARTICLE II

                            ASSIGNMENT OF COLLATERAL

                  Section 2.1. Assignment. (a) The Pledgor does hereby assign, pledge, hypothecate, transfer, set over and deliver unto the Collateral Agent for the benefit of the Secured Creditors, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors a first priority security interest in, to and under the Collateral, including without limitation, the Mortgage and the Underlying Note, including the sole right (subject to Section 2.5 hereof) to receive all moneys, additional documents or instruments or other property at any time and from time to time payable, receivable or otherwise distributable in respect of, in exchange for or in substitution for the Mortgage and the Underlying Note, all rights, claims, powers, privileges and remedies of the Pledgor whether arising by statute or at law or in equity or otherwise consequent on the failure of the obligor under the Mortgage Loan to perform or comply with any term of the Mortgage and the Underlying Note, as amended, supplemented or modified, together with full and sole power and authority, in the name of the Pledgor or otherwise, to enforce, collect, receive and give receipt for all or any of the foregoing and all rights to exercise the rights, powers and privileges of mortgagee under the Mortgage and payee under the Underlying Note; and

                                                                       EXHIBIT K
                                                                          Page 6

                  (b) The Pledgor does hereby assign, pledge, hypothecate, transfer, set over and deliver unto the Collateral Agent for the benefit of the Secured Creditors, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors a security interest in, all right, title and interest of the Pledgor in, to and under the Pledged Contracts, including all moneys, additional documents or instruments or other property at any time and from time to time payable, receivable or otherwise distributable in respect of, in exchange for or in substitution of its interest in, to and under the Pledged Contracts and all rights, claims, powers, privileges and remedies of the Pledgor whether arising by statute or at law or in equity or otherwise consequent on the failure on the part of any party to perform or comply with any term of the Pledged Contracts, together with full and sole power and authority, in the name of the Pledgor or otherwise, to enforce, collect, receive and give receipt for all or any of the foregoing.

                  Section 2.2. Power of Attorney. In addition to and not in limitation of any rights, powers or remedies of the Collateral Agent pursuant to the Mortgage or the Underlying Note, the Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Secured Creditors or otherwise, for the sole use and benefit of the Secured Creditors but at the Pledgor's expense, to exercise, upon the occurrence and during the continuance of an Event of Default, all or any of the following powers, to the extent permitted by law, with respect to all or any of the Collateral:

                  (a) to receive and retain and to sue for, collect and give acquittance for all payments and all other distributions of any kind due or to become due upon any and all of the Collateral;

                  (b) to enforce compliance with and performance of all the terms and provisions of the Collateral, to grant waivers, extensions or modifications thereto as the Collateral Agent may deem appropriate and to endorse any checks or other instruments or orders in connection therewith;

                  (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to the Collateral;

                  (d) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof, or the proceeds or avails thereof, as fully and effectively as if the Collateral Agent were the absolute owner thereof;

                                                                       EXHIBIT K
                                                                          Page 7

                  (e) to take such action as it deems appropriate with respect to the foreclosure, sale, assignment, delivery or other disposition of the whole of, or from time to time any part of, the Pledgor's interest in the Mortgaged Property which is subject to the lien of the Mortgage or the Collateral Agent's interest in the Collateral or any part thereof, including, without limitation, (i) sale, assignment, delivery or other disposition, after not less than 10 Business Days prior written notice to the Pledgor, of the whole of, or from time to time any part of, the Pledgor's interest in the Mortgaged Property or the Collateral Agent's interest in the Collateral at any private or public sale, with or without demand on the Pledgor or advertisement of the time or place of sale or adjournment thereof, or otherwise, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent shall determine, and the Collateral Agent or any of the Secured Creditors may bid for and purchase the whole or any part of the Pledgor's interest in the Mortgaged Property or the Collateral Agent's interest in the Collateral so sold free from any right or equity of redemption of the Pledgor, and the Pledgor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted;
         (ii) adjourn any such sale or other disposition or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale, or to cancel such transaction notwithstanding any notice or advertisement thereof; (iii) carry out any agreement to sell or otherwise dispose of any of the Pledgor's interest in the Mortgaged Property or the Pledgor's or Collateral Agent's interest in the Collateral or any part thereof in accordance with the terms of such agreement, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement the Obligations may have been paid in full; provided, however, that after the Obligations have been so paid in full, any proceeds received by the Collateral Agent shall be paid over to the Pledgor as their interests may appear (or as a court of competent jurisdiction may otherwise direct); and (iv) proceed by a suit or suits at law or in equity to foreclose and to sell or otherwise realize proceeds from the Collateral Agent's interest in the Collateral or any part thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction; and

                  (f) in addition to, and not by way of limitation of, any of the rights specified above, to exercise any and all rights and remedies afforded to it, as a secured party in possession of any or all of the Collateral or otherwise, under any and all applicable provisions of law or in equity.

                  Section 2.3. Public or Private Sale. (a) The Pledgor by its execution of this Agreement, specifically agrees and consents that the Collateral Agent shall on the happening and during the continuing of an Event of Default immediately succeed to all interests, rights and privileges of the mortgagee under the Underlying Note and the Mortgage and is entitled and will be entitled on the happening and during the continuance of any Event of Default to elect, among its other remedies provided for herein or under applicable law, immediately (if the Underlying Note is in default ("Underlying Default")) to accelerate the indebtedness evidenced by the Underlying Note and to sue on the Underlying Note or immediately to foreclose on the Mortgage in accordance with this Agreement and the Mortgage, and that neither the Pledgor nor any person or entity claiming through it will exercise any rights as mortgagee under the Mortgage or payee under the Underlying Note unless and until the Termination Date (as hereinafter defined) has occurred, at which time all interests, rights and privileges of the mortgagee under the Underlying Note and Mortgage will revert to and be reassigned to the Pledgor as set forth in Section 7.2 hereof. Without limiting the foregoing, the Pledgor expressly acknowledges its understanding that, until such time as the Underlying Note and Mortgage revert to the Pledgor as provided herein, the Collateral Agent shall have the sole right to give notices of default, to accelerate the indebtedness evidenced by the Underlying Note, to sue on the Underlying Note and to foreclose under the Mortgage, among all of the other sole rights and remedies of the holder of the Underlying Note and Mortgage.

                                                                       EXHIBIT K
                                                                          Page 8

                  (b) Without limiting any other provision of this Agreement, the Collateral Agent may, upon the occurrence and during the continuance of any Event of Default, exercise all remedies available to the Pledgor in the case of an Underlying Default under the Collateral including, without limitation, the right to foreclose the Mortgage.

                  Section 2.4. Application of Proceeds. (a) The proceeds of any sale of, or other realization upon, all or any part of the Collateral Agent's interest in the Collateral or the Pledgor's interest in the Mortgaged Property shall be applied by the Collateral Agent as provided in Section 7.4 of the Security Agreement.

                  (b) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                  Section 2.5. Grant of Certain Rights. Notwithstanding the foregoing provisions of this Article II, so long as, but only so long as, no Event of Default (including no Underlying Default) has occurred and is continuing, (a) the Collateral Agent authorizes the Pledgor to, subject to the terms of the Credit Agreement, exercise all rights in, to and under, or arising out of any or all of the Collateral (including, but not limited to, to the right to receive all moneys under the Mortgage and the Underlying Note) other than any right to terminate, amend, modify, waive or supplement the Mortgage, the Underlying Note or the Pledged Contracts or exercise any remedies under any of the foregoing Collateral and (b) the Collateral Agent agrees that it will not exercise the rights granted under Section 2.2 hereof and, subject to the above, authorizes the Pledgor to exercise all such rights.

                  Section 2.6. Exercise of Remedies. Notwithstanding the foregoing provisions of Sections 2.2 and 2.3 hereof, unless and until an Event of Default has occurred and is continuing, the Collateral Agent shall not exercise (in the case of an Underlying Default) its right to accelerate the Underlying Note or foreclose on the Mortgaged Property or on the Collateral under this Agreement in connection therewith or (in the case of an Underlying Default) seek judicial appointment of a receiver for the income or revenues of the Mortgaged Property or (in the case of an Underlying Default) sell, assign or dispose of or, except temporarily for the sole purpose of curing a default under the Mortgage requiring work to be performed on the Mortgaged Property, take possession of the Mortgaged Property under the Mortgage or the Collateral under this Agreement; provided, however, that the foregoing limitation on sale, assignment, disposal and possession shall not limit or prevent the Collateral Agent or the Secured Creditors from enforcing their other rights or remedies under this Agreement or the other Credit Documents against the Mortgaged Property (in the case of an Underlying Default) or the Collateral upon the occurrence and during the continuance of an Event of Default in any action to enforce or seek damages for breach of the terms and provisions of the Agreement or the other Credit Documents, or from seeking and obtaining orders of attachment or from levying or utilizing other remedies in connection therewith, and, provided further, that except as specifically provided in this sentence, the Collateral Agent may otherwise from time to time enforce all other rights and remedies granted to the Collateral Agent pursuant to this Agreement and the other Credit Documents and otherwise available to the Collateral Agent at law or in equity. Upon the occurrence of any Event of Default, the Collateral Agent may exercise all rights and remedies available to it pursuant to this Agreement and the other Credit Documents and otherwise available to the Collateral Agent at law or in equity.

                                                                       EXHIBIT K
                                                                          Page 9


                                   ARTICLE III

                              DELIVERY OF DOCUMENTS

                  Section 3.1. Documents Pertaining to the Collateral. (a) On or prior to the date hereof, the Pledgor shall deliver, or cause to be delivered, to the Collateral Agent the following documents, to the extent applicable to each item of the Collateral as determined by the Collateral Agent, each of which shall be in form and substance satisfactory to the Collateral Agent:

                  (i) counterparts of this Agreement duly executed and delivered by the Pledgor and the obligor under the Mortgage Loan, in proper form for recording so as to effectively grant, convey and perfect the liens and Security Interests (defined in Section 4.1 hereof), together with such UCC financing statements as the Collateral Agent may require;

                  (ii) such additional assignments, instruments or other documents of conveyance, executed in favor of the Collateral Agent, for the benefit of the Secured Creditors, as the Collateral Agent deems necessary or desirable to grant, convey and perfect the liens and Security Interests, which documents shall be delivered duly executed and in form for filing or recording, if filing or recording is necessary or is requested by the Collateral Agent; and

                  (iii) the originals of the Mortgage, the Pledged Contracts and the Underlying Note (duly endorsed in blank) (collectively, the "Pledged Loan Documents").

                  (b) Promptly and from time to time following request from the Collateral Agent, the Pledgor shall furnish or cause to be furnished to the Collateral Agent such other documents related to the Collateral or evidencing an interest in the Collateral pledged hereunder or intended to be so pledged as the Collateral Agent may reasonably request (including, without limitation, documentation of the nature referred to in subsection (a) hereof in respect of any Collateral acquired after the date hereof) and shall do such acts and things at its own expense as the Collateral Agent may reasonably request to perfect, confirm or further assure the interests granted pursuant to this Agreement and to further the purposes of this Agreement.

                                                                       EXHIBIT K
                                                                         Page 10

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1. Representations and Warranties. The Pledgor represents and warrants as follows:

                  (a) The Collateral is free of any Liens other than the Permitted Liens and the security interests (the "Security Interests") granted hereunder in the Collateral.

                  (b) The Pledgor is not a party to or otherwise bound by any agreement, other than this Agreement and the other Credit Documents, which restricts in any manner the rights of any present or future holder of any of the Collateral with respect thereto.

                  (c) Upon the execution of this Agreement and the making of the filings and recordations contemplated by Article III hereof and the taking possession by the Collateral Agent of the Underlying Note, the Collateral Agent will have valid and perfected first priority security interests in the Collateral, as to the creation of which no consent is required from any third party other than those which have been obtained and are in full force and effect.

                  (d) The Pledgor has not performed any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement, the Mortgage or the Underlying Note or which would limit the ability of the Collateral Agent to enforce any of the same.

                  (e) This Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (f) The Pledged Loan Documents are legal, valid and binding obligations of the Pledgor.

                  (g) Schedule A contains a true, complete and correct list of all documents evidencing and/or securing the Mortgage Loan; true, complete and correct copies of all of such documents, together with any amendments thereto and assignments thereof, have been delivered to the Collateral Agent by the Pledgor; and all of such documents are in full force and effect in accordance with their terms and no default by any party thereto exists thereunder.

                                                                       EXHIBIT K
                                                                         Page 11


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  Section 5.1. Management and Preservation of Collateral. The Pledgor hereby covenants and agrees that, so long as the Security Interests shall not have terminated in accordance with Section 7.2 hereof, the Pledgor shall perform all agreements and obligations to be performed by it in connection with the Collateral and defend the Collateral from the claims or demands of all third persons (except the parties to the Pledged Contracts (in respect of such parties rights under the Pledged Contracts) and the Collateral Agent and the Secured Creditors) asserting any interest therein.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  The Pledgor hereby covenants and agrees that, so long as the Security Interests shall not have terminated in accordance with Section 7.2 hereof:

                  Section 6.1. No Amendment. The Pledgor will not, without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld, consent to any amendment, modification, waiver, supplement or termination of any of the terms or provisions of the Underlying Note, the Mortgage or the Pledged Contracts.

                  Section 6.2. Other Liens. The Pledgor will not create, assume or suffer to exist any Lien on any of the Collateral except pursuant to this Agreement and the other Credit Documents.

                  Section 6.3. Place of Business. The Pledgor will not change its principal place of business without 30 days prior written notice to the Collateral Agent.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1. Expenses; Indemnity. (a) The Pledgor will, promptly following written demand by the Collateral Agent, pay to the Collateral
Agent:

                  (a) the amount of any taxes which the Collateral Agent may have been required to pay by reason of any assignment, recordation, filing or perfection of the Security Interests or to free any of the Collateral from any Lien thereon not permitted by this Agreement and the other Credit Documents; and

                                                                       EXHIBIT K
                                                                         Page 12

                  (b) the amount of any and all out-of-pocket expenses, including the disbursements and other charges and reasonable fees of counsel and of any agents or other experts or professional advisors, which the Collateral Agent may incur in connection with (i) the administration and enforcement of this Agreement and the Collateral,
         (ii) the collection, sale or other disposition of any of the Collateral, or (iii) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder.

                  (c) the Pledgor agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this 8.1(c) referred to individually as an "Indemnitee, " and collectively as the "Indemnitees") harmless from and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonably attorneys' fees and expenses) (for the purposes of this Section 7.1(c) the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or any other document executed in connection herewith or the enforcement of any of the terms of, or the preservation of any rights under this Agreement or any such other documents, or in any way relating to or arising out of the ownership, control, acceptance, possession, condition, sale or other disposition, or use of the Collateral; provided that no Indemnitee shall be indemnified pursuant to this Section 7.1(c) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Pledgor shall to the extent requested to do so assume full responsibility for the defense thereof. Each Indemnitee agrees to promptly notify the Pledgor of any such assertion of which such Indemnitee has knowledge. If and to the extent that the obligations of the Pledgor under this Section 7.1(c) are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  Section 7.2. Termination of Security Interests; Release of Collateral. After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Article VII hereof shall survive any such termination) and the Collateral Agent, at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor such proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been repaid in full), and all Obligations then owing have been paid in full.

                                                                       EXHIBIT K
                                                                         Page 13

                  Section 7.3. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 7.4. Notice. Any notice and other communication required or permitted to be given to any Person under this Agreement shall be given by such means and to the addresses for such Person as are specified in
Section 12.03 of the Credit Agreement.

                  Section 7.5. No Waivers. No failure on the part of the Collateral Agent or the Secured Creditors to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement are cumulative and are not exclusive of any other remedies provided by law.

                  Section 7.6. Continuing Obligation and Assignments. This Agreement is a continuing obligation and shall (i) be binding upon the Pledgor and its successors and (ii) inure to the benefit of and be enforceable by the Secured Creditors, the Collateral Agent and their respective successors and permitted transferees and assigns; provided, however, the Pledgor may not (by operation of law or otherwise) sell, transfer or assign any of its rights or delegate or transfer any of its obligations under this Agreement without the prior written consent of the Collateral Agent.

                  Section 7.7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall constitute an original but all such counterparts, when taken together, shall constitute one and the same instrument.

                  Section 7.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York including, without limitation, Section 5-1401 of the General Obligations Law, but otherwise without regard to conflict of law principles; provided, however, that with respect to the creation, attachment, perfection, priority and enforcement of the liens created by this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of [________].

                  Section 7.9. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 7.10. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto, including, without limitation, Section 2.6 hereof to the fullest extent permitted by law; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                                                                       EXHIBIT K
                                                                         Page 14



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                        [_____________________],
                                          as Assignor and Pledgor

                                        By ________________________, its
                                         general partner



                                        By________________________
                                          Name:
                                          Title:



ACKNOWLEDGED AND AGREED this ______ day of __________________, 199_

[Insert name of obligor under Mortgage and Underlying Note]


By__________________________
  Name:
  Title:

                                                                       EXHIBIT K
                                                                         Page 15



                                           GERMAN AMERICAN CAPITAL
                                             CORPORATION, as Collateral Agent


                                           By________________________
                                             Name:
                                             Title:



                                           By________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT K
                                                                         Page 16



STATE OF NEW YORK     )
                      ) ss
COUNTY OF NEW YORK    )

                  This instrument was acknowledged before me this ____ day of _______, 1998, by _________________, as _____________ of _____________________,
a ___________, as general partner of [_______________], a [Delaware limited partnership], on behalf of the partnership, who is personally known to me or who has produced __________________________ as identification and who did (did not) take an oath.

                                             ____________________________
                                             Name:
(Notarial Seal)                              Notary Public
                                             State of New York at Large
                                             My Commission Expires:


                                             ____________________________

                                                                       EXHIBIT K
                                                                         Page 17



STATE OF NEW YORK       )
                        ) ss
COUNTY OF NEW YORK      )

                  This instrument was acknowledged before me this ____ day of _______, 1998, by _________________, as _____________ of German American Capital
Corporation, a Maryland corporation, on behalf of the corporation, who is personally known to me or who has produced __________________________ as identification and who did (did not) take an oath.

                                         ___________________________
                                         Name:
(Notarial Seal)                          Notary Public
                                         State of New York at Large
                                         My Commission Expires:


                                         ___________________________

                                                                       EXHIBIT K
                                                                         Page 18




STATE OF NEW YORK         )
                          ) ss
COUNTY OF NEW YORK        )

                  This instrument was acknowledged before me this ____ day of _______, 1998, by _________________, as _____________ of German American Capital
Corporation, a Maryland corporation, on behalf of the corporation, who is personally known to me or who has produced __________________________ as identification and who did (did not) take an oath.

                                           ___________________________
                                           Name:
(Notarial Seal)                            Notary Public
                                           State of New York at Large
                                           My Commission Expires:


                                           ___________________________





STATE OF NEW YORK     )
                      ) ss
COUNTY OF NEW YORK    )

                  This instrument was acknowledged before me this ____ day of _______, 1998, by _________________, as _____________ of _____________________,
a ___________, on behalf of the [________], who is personally known to me or who has produced __________________________ as identification and who did (did not) take an oath.

                                           ___________________________
                                           Name:
(Notarial Seal)                            Notary Public
                                           State of New York at Large
                                           My Commission Expires:


                                           ___________________________

                                                                      SCHEDULE A


                             Mortgage Loan Documents

                                                                       EXHIBIT A


                               Legal Description

                                                                       EXHIBIT L

                           BORROWING BASE CERTIFICATE
                             AS OF [DATE] ISSUED BY
                    ELDERTRUST OPERATING LIMITED PARTNERSHIP

         The undersigned, the [Title] of ElderTrust Operating Limited Partnership (the "Borrower"), hereby certifies that the figures attached on Annex A hereto to calculate the Borrowing Base as of [Date] and for the period ending [Date] are true and correct and have been calculated in accordance with the Credit Agreement, dated as of January 30, 1998, among ElderTrust, the Borrower, the lenders from time to time a party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (as amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.


                                        ELDERTRUST OPERATING
                                           LIMITED PARTNERSHIP


                                        By: ElderTrust, its general partner



                                        By_________________________
                                          Name:
                                          Title:



Date:_________, ____

                           Operating Statement Review

                                                                    Schedule M-1

                             ---------
           PROPERTY NAME
            CITY / STATE
                             ---------

                             ---------
             # OF MONTHS
        ANNUALIZED (Y/N)
                             ---------


                            Month-ended                                 YEAR-To-DATE                           4 mos. ended, 7/31/97
                       (INSERT PERIOD ENDED)                        (INSERT PERIOD ENDED)                      (INSERT PERIOD ENDED)
                       ---------------------                        ---------------------                      ---------------------
                             ---------                                    ---------                                  ---------
           Total Revenue     ---------                 Total Revenue      ---------               Total Revenue      ---------
       Operating Expense     ---------             Operating Expense      ---------           Operating Expense      ---------
                     NOI     ---------                           NOI      ---------                         NOI      ---------

                             ---------                                    ---------                                  ---------
          Management Fee     ---------                Management Fee      ---------              Management Fee      ---------
                   CapEx     ---------                         CapEx      ---------                       CapEx      ---------
           NET CASH FLOW     ---------                 NET CASH FLOW      ---------               NET CASH FLOW      ---------

                             ---------                                    ---------                                  ---------
            Debt Service     ---------                  Debt Service      ---------                Debt Service      ---------
                    DSCR     ---------                          DSCR      ---------                        DSCR      ---------
                     LTV     ---------                           LTV      ---------                         LTV      ---------

                             ---------                                    ---------                                  ---------
               Occupancy     ---------                     Occupancy      ---------                   Occupancy      ---------
                   As Of     ---------                         As Of      ---------                       As Of      ---------

                             ---------                                    ---------                                  ---------
AVAILABLE BORROWING BASE     ---------         AVAILABLE BORROWING BASE   ---------    AVAILABLE BORROWING BASE      ---------
 LOAN AMOUNT OUTSTANDING     ---------          LOAN AMOUNT OUTSTANDING   ---------     LOAN AMOUNT OUTSTANDING      ---------

                                                                    Schedule M-2

                 ---------------------------------------------------------------------------------------
                               Current Period                     Year To Date Actuals Annualized
--------------------------------------------------------------------------------------------------------
Property Name    Occupancy    NOI    Net Cash Flow    DSCR    Occupancy    NOI    Net Cash Flow    DSCR
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO
--------------------------------------------------------------------------------------------------------


[RESTUBED TABLE]


--------------------------------------------------------------------------------------------------------
                             Prior Period                            Change From Prior Period
--------------------------------------------------------------------------------------------------------
Property Name    Occupancy    NOI    Net Cash Flow    DSCR    Occupancy    NOI    Net Cash Flow    DSCR
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO
--------------------------------------------------------------------------------------------------------

                                                                       Exhibit N


                    ELDERTRUST OPERATING LIMITED PARTNERSHIP

                           QUARTERLY CASH FLOW REPORT


To the Administrative Agent and each of the Banks party to the Credit Agreement, dated as of January 30, 1998, among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent.

EBITDA

     Operating profit                           $
     Depreciation and amortization
     Interest income
     Corporate expenses
     Other non-cash charges

EBITDA                                          $

Cash interest payments
FF&E - existing properties
Capex - new units
Cash taxes
Debt maturities, net of new issuances
Debt prepayments
Dividends
Dispositions                                    $
Acquisitions
Changes in other operating accounts

NET CASH FLOW

                  This Cash Flow Report is for ElderTrust, the Borrower and its Subsidiaries on a consolidated basis for the period ending __________, is true and correct in all material respects to the best of my knowledge.

                                                                Sincerely,

                                                                       EXHIBIT O

                                                                         ANNEX A


                     Subordination Provisions to be attached
                      to each Intercompany Note evidencing
                      a loan made by a Subsidiary Guarantor
                      that is not a Wholly-Owned Subsidiary



                  Section 1.01. Subordination of Liabilities. _________________ (the "Company"), for itself, its successors and assigns, covenants and agrees, and each holder of the Intercompany Note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 hereof). The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  Section 1.02. Company not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances. a)" \* MERGEFORMAT (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 hereof) owing in respect of such Senior Indebtedness, in each case to the extent due and owing, shall first be paid in full in cash, before any payment of any kind or character, whether in cash, property, securities or otherwise, is made on account of the Subordinated Indebtedness.

                  (b) If any default or event of default under the Credit Agreement (as defined in Section 1.07 hereof) is then in existence or would result therefrom, the Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash. Each holder of the Note hereby agrees that, so long as any such default or event of default exists, it will not sue for, or otherwise take any action to enforce the Company's obligations to pay, amounts owing in respect of the Note.

                  (c) In the event that notwithstanding the provisions of the preceding subsections (a) and (b) of this Section 1.02, the Company shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a) or (b), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing

                                                                       EXHIBIT O
                                                                          Page 2

any Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions hereof or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give the holder of the Note prompt written notice of any event which would prevent payments under Section 1.02(a) or (b) hereof.

                  Section 1.03. Subordination to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate (including the default rate) provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

                  (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (c) In the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                                                                       EXHIBIT O
                                                                          Page 3

                  Without in any way modifying the provisions hereof or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

                  Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue hereof which otherwise would have been made to the holder of the Note shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  Section 1.05. Obligation of the Company Unconditional. Nothing contained herein or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor, except as specifically provided herein, shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law upon an event of default under the Note, subject to the rights, if any, herein of the holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to herein, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or hereof.

                  Section 1.06. Subordination Rights not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or

                                                                       EXHIBIT O
                                                                          Page 4

extend the time of payment of, or renew or alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

                  Section 1.07. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations (as defined below) of the Company under the Subsidiaries Guaranty (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time) dated as of January 30, 1998, among the Company and the other Subsidiary Guarantors party thereto as defined in the Credit Agreement (as amended, modified, supplemented, extended, restated, refinanced, replaced or referenced from time, the "Credit Agreement"), dated as of January 30, 1998, by and among ElderTrust, ElderTrust Operating Limited Partnership, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (the "Agent"). As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations (including guaranties in respect thereof) payable under the documentation governing any Senior Indebtedness (including interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective documentation, whether or not such interest is an allowed claim against the debtor in any such proceeding).

                                                                       EXHIBIT P

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


                                                          Date: __________, 19__

                  Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ___________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement; including, without limitation, all rights and obligations with respect to the Assigned Share of the Total Commitment (if not theretofore terminated) and all outstanding Loans.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Agreement or the other Credit Documents to which it is a party or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 12.04(b) of the Credit Agreement; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to such Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms

                                                                       Exhibit P
                                                                          Page 2

all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (vi) to the extent legally entitled to do so, attaches the forms described in Section [12.04(b)] of the Credit Agreement].(1)

                  4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, the receipt of the consent of the Administrative Agent to the extent required by Section 12.04(b) of the Credit Agreement, the receipt by the Administrative Agent of the administrative fee referred to in such Section 12.04(b) and the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in
Section 12.16 of the Credit Agreement, or such later date, if any, which may be specified in Item 5 of Annex I hereto (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights (except in respect of Sections 1.10, 3.04 and 12.01 of the Credit Agreement for the period prior to the Settlement Date) and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  6. It is agreed that the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I hereto and (y) all Commitment Commission on the Assigned Share of the Total Commitment (if not theretofore terminated) at the rate specified in Item 7 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans pursuant to the Credit Agreement which are outstanding on the Settlement Date. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

_________________________


(1) Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                                                       Exhibit P
                                                                          Page 3

                                                                       Exhibit P
                                                                          Page 4

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this _____ day                          [NAME OF ASSIGNOR]
of ____________, ____                            as Assignor

                                                 By_____________________________
                                                  Title:

                                                 [NAME OF ASSIGNEE]
                                                 as Assignee

                                                 By_____________________________
                                                   Title:


Consented to as of _________ ___, ____.


GERMAN AMERICAN CAPITAL CORPORATION,
   as Administrative Agent

By________________________________(2)
  Name:
  Title:



By________________________________
  Name:
  Title:



__________________________



(2) The consent of the Administrative Agent is required for assignments pursuant to Section 12.04(b)(y) of the Credit Agreement.

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I



1.  Borrower: ElderTrust Operating Limited Partnership

2.  Name and Date of Credit Agreement:

    Credit Agreement, dated as of January 30, 1998, among ElderTrust, ElderTrust Operating Limited Partnership, the Banks from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent, as amended to the date hereof.

3.  Date of Assignment Agreement:


4.  Amounts (as of date of item #3 above):

                                           [Assigned Commitment](3)         Outstanding Principal of Loans
a. Aggregate Amount for all Banks          $________                        $________
b. Assigned Share(4)                        ________%                        ________%
c. Amount of Assigned Share                $________                         ________%

5.  Settlement Date:

6.  Rate of Interest
    to the Assignee:                   As set forth in Section 1.08 of the Credit Agreement (unless otherwise agreed to by the Assignor and the  Assignee)(5)

--------
(3) For assignments made prior to the of the Total Commitment.
(4) Percentage taken to 12 decimal places.
(5) The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 2

7. Commitment            As set forth in Section 2.01(a) of the Credit Agreement
                         (unless otherwise agreed to by the Assignor and the Assignee)(6)
8. Notice:

           ASSIGNOR:

           ---------------------

           ---------------------

           ---------------------

           ---------------------

           Attention:
           Telephone:
           Telecopier:
           Reference:


           ASSIGNEE:

           ---------------------

           ---------------------

           ---------------------

           ---------------------

           Attention:
           Telephone:
           Telecopier:
           Reference:

------------------

(6) Insert "Not Applicable" in lieu of text if the Total Commitment has been terminated. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in [Section 2.01(a)] of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 3

           Payment Instructions:

           ASSIGNOR:

           ---------------------

           ---------------------

           ---------------------

           ---------------------

           Attention:
           Reference:

           ASSIGNEE:

           ---------------------

           ---------------------

           ---------------------

           ---------------------

           Attention:
           Reference:

Accepted and Agreed:


[NAME OF ASSIGNEE]                             [NAME OF ASSIGNOR]


By___________                                  By___________
  ___________                                    ___________
  (Print Name and Title)                         (Print Name and Title)

                                                                       EXHIBIT Q
                                INTERCOMPANY NOTE


                                                              --------, --------
                                                              -------- ---, ----


                  FOR VALUE RECEIVED, ____________, a ____________________ (the
"Company"), hereby promises to pay on demand to the order of _________, or its assigns (the "Payee"), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the Payee to the Company.

                  The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Company and the Payee.

                  Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Company, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

                  This Note is one of the Intercompany Notes referred to in the Credit Agreement, dated as of January 30, 1998, among ElderTrust, ElderTrust Operating Limited Partnership, the financial institutions from time to time party thereto, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is subject to the terms thereof, and shall be pledged by the Payee pursuant to the Pledge Agreement (as defined in the Credit Agreement). The Company hereby acknowledges and agrees that the Pledgee pursuant to and as defined in the Pledge Agreement, as in effect from time to time, may exercise all rights provided therein with respect to this Note.

                  [This Note, and all of the Company's obligations hereunder, shall be subordinate and junior to all Senior Indebtedness (as defined in Section 1.07 of Annex A hereto) on the terms and conditions set forth in Annex A hereto, which Annex A is incorporated herein by reference and made a part hereof as if set forth herein in its entirety.](1)

                  The Payee is hereby authorized to record all loans and advances made by it to the Company (all of which shall be evidenced by this Note), and all repayments or prepayments

-----------------
(1) Insert in all Intercompany Notes held by a Subsidiary Guarantor that is not a Wholly-Owned Subsidiary.

                                                                       Exhibit Q
                                                                          Page 2

thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

                  All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

                  The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     [Company]


                                                      By________________________
                                                        Name:
                                                        Title:

Pay to the order of

____________________________


[Payee]

By__________________________
  Title:

                                                                      EXHIBIT R
                         FORM OF COMPLETION CERTIFICATE


                  This Certificate is delivered pursuant to Section 7.16(f) of the Credit Agreement, dated as of January 30, 1998 among ElderTrust, ElderTrust Operating Limited Partnership (the "Borrower"), the lending institutions party thereto (the "Banks"), Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent (as amended, restated, supplemented or otherwise modified to the date hereof, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                  The undersigned, to the best of [his] or [her] knowledge, does hereby certify that with respect to the [Renovation/Restoration] of [SPECIFY PROPERTY] (the "Property"):

                  (i) all work required to be performed at or about the Property to complete the [Renovation/Restoration], including all punch list items, has been performed in substantial accordance with the approved plans and specifications and otherwise in accordance with the provisions of the Credit Agreement;

                  (ii) all necessary inspections by all applicable governmental authorities for the use, occupancy and operation of the Improvements at the Property have been satisfactorily completed; and

                  (iii) a permanent certificate of occupancy for the entire Improvements and all other certificates, licenses, permits and approvals necessary for the use, occupancy and operation of the Property as a [senior living care facility] [medical office building] have been issued, and the Improvements are undamaged and available for regular use, occupancy and operation.

DATED:______

                                              [NAME OF ARCHITECT/ENGINEER]


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                       Exhibit S

                    FORM OF NOTICE OF RENOVATION/RESTORATION


                  This Notice is delivered pursuant to Section 7.16[(a)] [(c)] of that certain Credit Agreement, dated as of January 30, 1998 as amended, restated, supplemented or otherwise modified to the date hereof, the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), among ElderTrust, ElderTrust Operating Limited Partnership, (the "Borrower"), the Banks party thereto from time to time, Deutsche Bank AG, New York Branch, as Issuing Bank, and German American Capital Corporation, as Administrative Agent.

                  Notice is hereby given that (check all that apply):

  __     1.       A Casualty Event with respect to [specify Borrowing Base
                  Property] has occurred, whether or not covered by insurance, that will (or may reasonably be expected to) cost $_________ or more to Restore (Section 7.16(a));

  __     2.       A Taking with respect to [specify Borrowing Base Property] has occurred that will (or may reasonably be expected to) cost
                  $_________ or more to Restore (Section 7.16(c));

                  Attached hereto is a description of the applicable [Casualty Event/Taking] (the "Property Event") including, to the extent applicable, (i) the Borrowing Base Property affected by the Property Event, and (ii) the Borrower's Restoration plans required by Section 7.16(f) of the Credit Agreement, including whether the Borrower intends to Restore the Property pursuant to Sections 7.16(e) and 7.16(f) of the Credit Agreement.

         Attached hereto is a Restoration budget, estimated time schedule and Restoration plans delivered pursuant to Section 7.16(f) of the Credit Agreement.

DATED:_____________

                                       ELDERTRUST OPERATING LIMITED
                                         PARTNERSHIP


                                       By: ElderTrust, its general partner



                                       By:_____________________________
                                            Name:
                                            Title: